                                 $300,000,000


            FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                         Dated as of December 16, 1996

                                     Among

                           MARVEL IV HOLDINGS INC.,
                      (to be renamed MAFCO FINANCE CORP.)

                                 as Borrower,

                        THE FINANCIAL INSTITUTIONS AND
                    THE INITIAL ISSUING BANK NAMED HEREIN,

                         as Financial Institutions and
                             Initial Issuing Bank,

                                CITIBANK, N.A.,

                as Administrative Agent and Collateral Agent ,

                      THE FIRST NATIONAL BANK OF BOSTON,

                            as Documentation Agent,

                            CHASE SECURITIES, INC.,

                             as Syndication Agent,

                                      and

                           BANK OF AMERICA ILLINOIS,
                        ING (U.S.) CAPITAL CORPORATION,
                     SALOMON BROTHERS HOLDING COMPANY INC,
                             THE BANK OF NEW YORK,
                            THE FUJI BANK, LIMITED

                              as Managing Agents

                               TABLE OF CONTENTS


	 Section                                                        Page

                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01.  Certain Defined Terms...........................  3
         SECTION 1.02.  Computation of Time Periods..................... 40
         SECTION 1.03.  Accounting Terms................................ 40

                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES
                           AND THE LETTERS OF CREDIT

         SECTION 2.01.  The Advances.................................... 40
         SECTION 2.02.  Making the Advances............................. 42
         SECTION 2.03.  Issuance of and Drawings and Reimbursement
                          Under Letters of Credit....................... 44
         SECTION 2.04.  Repayment....................................... 46
         SECTION 2.05.  Termination or Reduction of the Commitments..... 47
         SECTION 2.06.  Prepayments..................................... 52
         SECTION 2.07.  Interest........................................ 55
         SECTION 2.08.  Interest Rate Determination..................... 55
         SECTION 2.09.  Fees ........................................... 56
         SECTION 2.10.  Increased Costs; Illegality..................... 57
         SECTION 2.11.  Conversion of Advances.......................... 59
         SECTION 2.12.  Payments and Computations....................... 60
         SECTION 2.13.  Taxes   ........................................ 61
         SECTION 2.14.  Sharing of Payments, Etc........................ 64
         SECTION 2.15.  Removal of Lender............................... 64
         SECTION 2.16.  Defaulting Lender............................... 65

                                  ARTICLE III

                             CONDITIONS OF LENDING

         SECTION 3.01.  Conditions Precedent to Effective Date.......... 68
         SECTION 3.02.  Conditions Precedent to Each Borrowing
                          and Issuance.................................. 76
         SECTION 3.03.  Determinations Under Section 3.01............... 77

                                  ARTICLE IV



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                                      ii

                                                                         Page



                        REPRESENTATIONS AND WARRANTIES

         SECTION 4.01.  Representations and Warranties of the Borrower... 77
         SECTION 4.02.  Representations and Warranties Applicable
                          to Marvel...................................... 82

                                   ARTICLE V

                           COVENANTS OF THE BORROWER

         SECTION 5.01.  Affirmative Covenants............................ 82
                                (a)    Compliance with Laws, Etc......... 82
                                (b)    Compliance with Environmental
                                         Laws............................ 82
                                (c)    Maintenance of Insurance.......... 83
                                (d)    Preservation of Corporate
                                         Existence, Etc.................. 83
                                (e)    Visitation Rights................. 83
                                (f)    Keeping of Books.................. 83
                                (g)    Maintenance of Properties, Etc.... 83
                                (h)    Termination of Financing
                                         Statements...................... 84
                                (i)    Collateral Account................ 84
                                (j)    Reporting Requirements............ 84
                                (k)    Look-Forward Certificate.......... 87
                                (l)    Transactions with Affiliates...... 88
                                (m)    Use of Proceeds................... 88
                                (n)    Mafco Tax Group................... 89
                                (o)    Net Cash Proceeds................. 89
                                (p)    LYONS Utilization................. 89
         SECTION 5.02.   Negative Covenants.............................. 89
                                (a)    Liens, Etc........................ 89
                                (b)    Lease Obligations................. 90
                                (c)    Mergers, Etc...................... 90
                                (d)    Sales, Etc. of Assets............. 90
                                (e)    Dividends, Repurchases, Etc....... 90
                                (f)    Investments....................... 91
                                (g)    Change in Nature of Business...... 91
                                (h)    Accounting Changes................ 91
                                (i)    Debt.............................. 91
                                (j)    Charter Amendments................ 92
                                (k)    Prepayments, Etc. of Debt......... 92
                                (l)    Negative Pledge................... 92
                                (m)    Partnerships...................... 92
                                (n)    Capital Expenditures.............. 92
                                (o)    Issuance of Capital Stock......... 92


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                                      iii

                                                                          Page


                                (p)    Payment Restrictions................ 92

                                  ARTICLE VI

                               EVENTS OF DEFAULT

         SECTION 6.01.  Events of Default.................................. 93
         SECTION 6.02.  Actions in Respect of the Letters of Credit
                          upon Event of Default............................ 98

                                  ARTICLE VII

               THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

         SECTION 7.01.  Authorization and Action........................... 99
         SECTION 7.02.  Administrative Agent's and Collateral Agent's
                          Reliance, Etc.................................... 99
         SECTION 7.03.  Citibank and Affiliates............................100
         SECTION 7.04.  Lender Party Credit Decision.......................100
         SECTION 7.05.  Indemnification....................................100
         SECTION 7.06.  Successor Administrative Agent and
                          Collateral Agent.................................102

                                 ARTICLE VIII

                                 MISCELLANEOUS

         SECTION 8.01.  Amendments, Etc....................................103
         SECTION 8.02.  Notices, Etc.......................................104
         SECTION 8.03.  No Waiver; Remedies................................104
         SECTION 8.04.  Costs; Expenses....................................105
         SECTION 8.05.  Right of Set-off...................................106
         SECTION 8.06.  Binding Effect.....................................107
         SECTION 8.07.  Assignments and Participations.....................107
         SECTION 8.08.  Governing Law; Submission to Jurisdiction..........110
         SECTION 8.09.  Execution in Counterparts..........................111
         SECTION 8.10.  No Liability of the Issuing Bank...................111
         SECTION 8.11.  WAIVER OF JURY TRIAL...............................112

Schedule I        -   List of Existing Advances, Advances, Commitments and
                      Lending Offices

Schedule II       -   Borrower Information

Schedule III      -   List of Existing Debt

Schedule IV       -   List of Investments

Schedule V        -   List of Existing Liens

Schedule VI       -   Calculation of Defeased Debt Amount

Schedule VII      -   List of Debt for the Definition of Net Cash Proceeds

Exhibit A-1       -   Form of Tranche A Revolving Credit Note

Exhibit A-2       -   Form of Tranche B Revolving Credit Note

Exhibit B         -   Form of Assignment and Acceptance

Exhibit C         -   Form of Notice of Borrowing

Exhibit D-1       -   Form of Mafco Security Agreement

Exhibit D-2       -   Form of Borrower Security Agreement

Exhibit D-3       -   Form of Borrower Parent Security Agreement

Exhibit E-1       -   Form of Mafco Guaranty

Exhibit E-2       -   Form of Borrower Parent Guaranty

Exhibit E-3       -   Form of C&F Guaranty

Exhibit E-4       -   Form of Cigar Guaranty

Exhibit E-5       -   Form of Coleman Guaranty

Exhibit E-6       -   Form of Flavors Guaranty

Exhibit E-7       -   Form of New World Guaranty

Exhibit E-8       -   Form of Revlon Guaranty

Exhibit F-1       -   Form of C&F Pledge Agreement

Exhibit F-2       -   Form of Cigar Pledge Agreement

Exhibit F-3       -   Form of Coleman Pledge Agreement

Exhibit F-4       -   Form of Coleman Worldwide Pledge Agreement

Exhibit F-5       -   Form of Flavors Pledge Agreement

Exhibit F-6       -   Form of Four Star Pledge Agreement

Exhibit F-7       -   Form of Mafco Pledge Agreement

Exhibit F-8       -   Form of M&F Pledge Agreement

Exhibit F-9       -   Form of New Coleman Pledge Agreement

Exhibit F-10      -   Form of New World Pledge Agreement

Exhibit F-11      -   Form of Second Andrews Pledge Agreement

Exhibit F-12      -   Form of Revlon Pledge Agreement

Exhibit G         -   Form of Equity Contribution Agreement

Exhibit H         -   Form of First Gibraltor Loan

Exhibit I         -   Form of Confidentiality Letter

            FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT


                  FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of December 16, 1996 among MARVEL IV HOLDINGS INC., a Delaware corporation (to be renamed MAFCO FINANCE CORP.) (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Financial Institutions") listed on the signature pages hereof, the Initial Issuing Bank (as hereinafter defined), CITIBANK, N.A. ("Citibank"), as administrative agent (together with any successor appointed pursuant to Article VII, the "Administrative Agent") for the Lender Parties (as hereinafter defined) hereunder, THE
FIRST NATIONAL BANK OF BOSTON, as documentation agent (the "Documentation Agent") for the Lender Parties hereunder, CHASE SECURITIES, INC, as syndication agent (the "Syndication Agent"), BANK OF AMERICA ILLINOIS, INC (U.S.) CAPITAL CORPORATION, SALOMON BROTHERS HOLDING COMPANY INC, and THE
FUJI BANK, LIMITED, as managing agents (the "Managing Agents"; together with the Administrative Agent, the Documentation Agent and the Syndication Agent, the "Agents") for the Lender Parties hereunder and Citibank, as collateral agent (together with any successor appointed pursuant to Article VII, the "Collateral Agent") for the Lender Parties hereunder and the Term Credit Agreement Lenders (as hereinafter defined).

                            PRELIMINARY STATEMENTS

                  (1) In connection with the purchase of certain assets and the assumption of certain liabilities (the "Original Transaction") of First Nationwide Bank, A Federal Savings Bank, by First Madison Bank, F.S.B. (now known as First Nationwide Bank), an indirect Subsidiary (as hereinafter defined) of Mafco Holdings Inc., a Delaware corporation ("Mafco"), the Borrower entered into a Credit Agreement dated as of July 20, 1994, as amended by the First Amendment dated as of March 10, 1995 (said agreement, as so amended, being the "Original Credit Agreement"), with the financial institutions and other institutional lenders party thereto (the "Original Lenders") and Citibank, as agent for the Original Lenders.

                  (2) Pursuant to the Original Credit Agreement, the Borrower requested that the Original Lenders make advances to it, in an aggregate principal amount of up to $240,000,000, on the terms and conditions set forth therein.

                  (3) Subsequently, the Borrower entered into an Amended and Restated Credit Agreement dated as of June 29, 1995, as amended by the First Amendment dated as of October 27, 1995 (said agreement, as so amended, being the "Second Credit Agreement"), with the financial institutions and other institutional lenders thereto and Citibank, as agent for such financial institutions and other institutional lenders.

                  (4) Pursuant to the Second Credit Agreement, the Borrower requested that the financial institutions and other institutional lenders party thereto make advances to it in an aggregate principal amount of up to $350,000,000, on the terms and conditions set forth therein.

                  (5) Subsequently, the Borrower entered into a Second Amended and Restated Credit Agreement dated as of December 15, 1995, as amended by the First Amendment dated as of January 9, 1996, the Second Amendment dated as of January 24, 1996 and the Third Amendment dated as of April 9, 1996 (said agreement, as so amended, being the "Third Credit Agreement"), with the financial institutions and other institutional lenders party thereto (the "Third Lenders") and Citibank, as agent for the Third Lenders.

                  (6) Pursuant to the Third Credit Agreement, the Borrower requested that the Third Lenders make advances to it in an aggregate principal amount of up to $430,000,000, on the terms and conditions set forth therein.

                  (7) Subsequently, the Borrower entered into a Third Amended and Restated Credit Agreement dated as of June 3, 1996, as amended by the First Amendment dated as of September 9, 1996 and the Second Amendment dated as of October 9, 1996 (said agreement, as so amended, being the "Existing Credit Agreement"), with the financial institutions and other institutional lenders party thereto (the "Existing Lenders") and Citibank, as agent for the Existing Lenders.

                  (8) Pursuant to the Existing Credit Agreement, the Borrower requested that the Existing Lenders make advances to it in an aggregate principal amount of up to $250,000,000, on the terms and conditions set forth therein.

                  (9) The Borrower has requested that the Financial Institutions hereunder enter into this Agreement to amend and restate the Existing Credit Agreement and to lend to the Borrower and issue Letters of Credit for the benefit of the Borrower from time to time in an aggregate principal amount of up to $300,000,000. The Financial Institutions hereunder have indicated their willingness to amend and restate the Existing Credit Agreement and to provide such additional financing on the terms and conditions of this Agreement.

                  (10) Concurrently with entering into this Agreement, the Borrower is entering into a Term Credit Agreement dated as of the date hereof (as it may hereafter be amended or otherwise modified from time to time, the "Term Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto (the "Term Credit Agreement Lenders"), Citibank, as administrative agent (in such capacity, the "Term Administrative Agent"), NationsBanc Capital Markets, Inc., as documentation agent (in such capacity, the "Term Documentation Agent"), Credit Suisse, as syndication agent (in such capacity, the "Term Syndication Agent"), the managing agents party thereto (the "Term Managing Agents"; together with the Term Administrative Agent, the Term Documentation Agent and the Term Syndication Agent, the "Term Agents") and the Collateral Agent.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree that, subject to the satisfaction of the conditions set forth in Section 3.01, the Existing Credit Agreement is amended and restated in its entirety to read as follows:


                                   ARTICLE I

                       DEFINITIONS AND ACCOUNTING TERMS

                  SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "A Company" means (i) each Loan Party, FN Parent, FN Holdings, Coleman Holdings Inc., Coleman Worldwide and NWCG Holdings and (ii) on and after the Revlon Inclusion Date, National Health Care Group Inc., Revlon Holdings Inc. and Revlon Worldwide Corporation; provided, however, that on and after (i) the consummation of the New World Acquisition, NWCG Holdings shall no longer be a "A Company" and (ii) the date of sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, New World Guarantor shall no longer be an "A Company".

                  "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

                  "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with Citibank at 399 Park Avenue, New York, New York 10043, Account No. 3685-2248.

                  "Advance" means a Tranche A Revolving Credit Advance, a Tranche B Revolving Credit Advance or a Letter of Credit Advance.

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "Agents" has the meaning specified in the recital of parties to this Agreement.

                  "Andrews" means Andrews Group Incorporated, a Delaware corporation.

                  "Applicable Lending Office" means, with respect to each Lender Party, such Lender Party's Domestic Lending Office in the case of a Base Rate Advance and such Lender Party's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

                  "Applicable Margin" means, at any time, 2.50% per annum for Base Rate Advances and 4.50% per annum for Eurodollar Rate Advances.

                  "Appropriate Lender" means, at any time, with respect to (a) any of the Tranche A Revolving Credit Facilities or Tranche B Revolving Credit Facilities, a Lender that has a Commitment with respect to such Facility at such time and (b) the Letter of Credit Facility, (i) the Issuing Bank and (ii) if the other Tranche A Revolving Credit Lenders have made Letter of Credit Advances pursuant to Section 2.03(c) that are outstanding at such time, each such other Tranche A Revolving Credit Lender.

                  "Asset Sale" means the sale, lease, transfer or other disposition (collectively, a "disposition") of assets of Mafco or any of its Subsidiaries other than a disposition of any of the following:

                           (i) all or any portion of the capital stock of Laboratory Corporation of America Holdings, or Meridian Sports Incorporated,

                           (ii) all or any portion of the capital stock or assets of the Bank or any of its Subsidiaries,

                           (iii) all or any portion of the real property
                  located at 1440 South Sepulveda, Los Angeles, California in connection with the New World Acquisition,

                           (iv) from and after the later to occur of (A) the
                  Tranche B Termination Date and (B) the Term Credit Agreement Termination Date, all or any portion of the capital stock or assets of Marvel III Holdings Inc., Marvel (Parent) Holdings Inc., Marvel Holdings Inc. and Marvel (or any of its Subsidiaries), and

                           (v) any asset of Ropa Two Corporation so long as
                  the Net Cash Proceeds from any disposition of an asset of Ropa Two Corporation shall be reinvested, within twelve months following the date of such disposition, in the business of Ropa Two Corporation or any of its Subsidiaries;

                  provided, however, that

                           (a) a disposition of assets of (x) a Designated
                  Operating Company or any of its Subsidiaries, (y) Meridian Sports Incorporated or any of its Subsidiaries or (z) Marvel or any of its Subsidiaries prior to and following the Marvel Inclusion Period shall, in each case, only be considered an Asset Sale for purposes of this Agreement to the extent, and only to the extent, that all or a portion of the proceeds of such disposition are received by any of Mafco or any of its Subsidiaries (other than (i) a Designated Operating Company or any of its Subsidiaries, (ii) Meridian Sports Incorporated or any of its Subsidiaries or (iii) Marvel or any of its Subsidiaries prior to and following the Marvel Inclusion Period, as the case may be) through a dividend, distribution, loan, advance or other similar payment,

                           (b) subject to the other clauses of this proviso,
                  so long as the Revlon Holdings Statement is true and correct both before and after giving effect to such disposition, a disposition of assets of Revlon Holdings Inc. or any of its Subsidiaries shall only be considered an Asset Sale for purposes of this Agreement to the extent, and only to the extent, that all or a portion of the proceeds of such disposition are received by any of Mafco or any of its Subsidiaries (other than Revlon Holdings Inc. or any of its Subsidiaries) through a dividend, distribution, loan, advance or other similar payment,

                           (c) notwithstanding clause (b) of this proviso, a
                  disposition of all or any portion of the capital stock of Revlon Worldwide Corporation, National Health Care Group, Inc. or Charles of the Ritz Group Ltd. (but in the case of Charles of the Ritz Group Ltd., only if it owns any of the capital stock of Revlon Worldwide Corporation at the time of such disposition) shall be considered an Asset Sale for purposes of this Agreement,

                           (d) notwithstanding clause (b) of this proviso, a
                  disposition of any asset (other than assets specifically excluded from this definition of "Asset Sale") of National Health Care Group, Inc. or any of its Subsidiaries (other than (i) prior to the Revlon Inclusion Date, Revlon Worldwide and its Subsidiaries and (ii) from and after the Revlon Inclusion Date, Revlon and its Subsidiaries) shall be considered an Asset Sale for purposes of this Agreement; and

                           (e) notwithstanding clause (b) of this proviso,
                  prior to the Revlon Inclusion Date, a disposition of assets by Revlon Worldwide or any of its Subsidiaries shall not be considered an Asset Sale for purposes of this Agreement.

                  "Asset Sale Threshold" means the receipt on and after the Effective Date by Mafco and its Subsidiaries of aggregate Net Cash Proceeds from Asset Sales in an amount equal to $1 billion; provided, however, that the Net Cash Proceeds from any Asset Sale which are applied pursuant to Section 2.05(b)(iv) or Section 2.06(b)(iii) shall not be included in the calculation of the "Asset Sale Threshold".

                  "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender Party and an assignee of such Lender Party, and accepted by the Administrative Agent, in substantially the form of Exhibit B hereto.

                  "Available Amount" of any Letter of Credit means, at any time, the maximum amount available to be drawn under such Letter of Credit at such time (assuming compliance at such time with all conditions to drawing).

                  "Bank" means First Nationwide Bank, A Federal Savings Bank, and any successor thereto, including the surviving bank of the merger of the Bank with and into California Federal.

                  "Bank Preferred Stock Document" means the Federal Stock Charter of First Madison Bank, FSB, as supplemented by the First Supplementary Section to Section 5 of the Charter of First Gibraltar Bank, FSB and the Second Supplemental Section to Section 5 of the Charter of First Madison Bank, FSB.

                  "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

                  (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

                  (b) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor thereto) for insuring U.S. dollar deposits of Citibank in the United States; and

                  (c)      1/2 of 1% per annum above the Federal Funds Rate.

                  "Base Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(i).

                  "Borrower" has the meaning specified in the recital of parties to this Agreement.

                  "Borrower Collateral Account" has the meaning specified in the Borrower Security Agreement.

                  "Borrower Parent" means Marvel V Holdings Inc., a Delaware corporation.

                  "Borrower Parent Guaranty" means the Third Amended and Restated Guaranty dated as of December 16, 1996 made by the Borrower Parent in favor of the Lender Parties, the Term Credit Agreement Lenders, the Agents, the Term Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

                  "Borrower Parent Security Agreement" means the Amended and Restated Security Agreement dated as of December 16, 1996 made by the Borrower Parent and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Borrower Security Agreement" means the Fourth Amended and Restated Borrower Security Agreement dated as of December 16, 1996 made by the Borrower to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Borrower's Account" means the account of the Borrower maintained by the Borrower with Citibank, N.A., at its office at 399 Park Avenue, New York, New York 10043, Account No. 40650489.

                  "Borrowing" means a Tranche A Revolving Credit Borrowing or a Tranche B Revolving Credit Borrowing.

                  "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market and banks are open for business in London.

                  "C&F Guarantor" means Mafco Consolidated Holdings Inc., a Delaware corporation (formerly known as C&F (Parent) Holdings Inc.).

                  "C&F Guaranty" means the Second Amended and Restated Guaranty dated as of December 16, 1996 made by C&F Guarantor in favor of the Lender Parties, the Term Credit Agreement Lenders, the Agents, the Term Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

                  "C&F Pledge Agreement" means the Amended and Restated Pledge Agreement dated as of December 16, 1996 made by C&F Guarantor to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Calculation Period" means, for any date in respect of any common stock, the immediately preceding five Business Days during which such common stock traded on the relevant national stock exchange or the Nasdaq national market system.

                  "California Federal" means California Federal Bank, A Federal Savings Bank.

                  "Capital Expenditures" means, for any period, the sum of (a) all expenditures during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year plus (b) the aggregate principal amount of all Debt (including obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures.

                  "Capitalized Leases" has the meaning specified in clause (e) of the definition of "Debt".

                  "Cash Equivalents" means any of the following, to the extent owned by the Borrower or its Subsidiaries free and clear of all Liens and having a maturity not greater than 180 days from the date of issuance thereof:
(a) direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender Party or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1,000,000,000, (c) commercial paper in an aggregate amount of not more than $10,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Services, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group or (d) shares of money market mutual or similar funds having assets in excess of $100,000,000 and which invest exclusively in assets satisfying the requirements of clauses (a) through (c) of this definition.

                  "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

                  "Cigar Guarantor" means Consolidated Cigar II Holdings Inc., a Delaware corporation.

                  "Cigar Guaranty" means the Third Amended and Restated Cigar Guaranty dated as of December 16, 1996 made by Cigar Guarantor in favor of the Lender Parties, the Term Credit Agreement Lenders, the Agents, the Term Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

                  "Cigar Non-Operating Subsidiary" means C&F Guarantor.

                  "Cigar Pledge Agreement" means the Second Amended and Restated Cigar Pledge Agreement dated as of December 16, 1996 made by Cigar Guarantor and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Citibank" has the meaning specified in the recital of parties to this Agreement.

                  "Clean-Down Period" means any period of 30 consecutive days during which the aggregate principal amount of Tranche A Revolving Credit Advances (other than an aggregate principal amount of Tranche A Revolving Credit Advances equal to the lesser of

(x) $50,000,000 and (y) an amount equal to the LYONS Utilization on any day during such Clean-Down Period) and Letter of Credit Advances outstanding does not exceed $0.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

                  "Coleman" means The Coleman Company, Inc., a Delaware corporation.

                  "Coleman Guarantor" means Coleman (Parent) Holdings Inc., a Delaware corporation.

                  "Coleman Guaranty" means the Third Amended and Restated Coleman Guaranty dated as of December 16, 1996 made by Coleman Guarantor in favor of the Lender Parties, the Term Credit Agreement Lenders, the Agents, the Term Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

                  "Coleman Holdings" means Coleman Holdings Inc., a Delaware corporation.

                  "Coleman Non-Operating Subsidiaries" means Coleman Holdings and Coleman Worldwide.

                  "Coleman Pledge Agreement" means the Second Amended and Restated Pledge Agreement dated as of December 16, 1996 made by Coleman Guarantor to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Coleman Tax Agreements" means (i) the Tax Allocation Agreement dated as of August 24, 1990, as amended through the date hereof, between Mafco and New Coleman, (ii) the Tax Sharing Agreement dated as of February 26, 1992, as amended through the date hereof, among Mafco, Coleman Finance Holdings Inc., Coleman and the Subsidiaries of Coleman party thereto,
(iii) the Tax Sharing Agreement dated as of February 26, 1992, as amended through the date hereof, among Mafco, New Coleman, Coleman Finance Holdings Inc. and the Subsidiaries of Coleman Finance Holdings Inc. party thereto, (iv) the Tax Equivalent Payment Agreement dated as of March 4, 1992, as amended through the date hereof, between Mafco and Coleman Finance Holdings Inc., (v) the Supplemental Tax Sharing Agreement dated as of February 26, 1992, as amended through the date hereof, between Coleman and M&F, (vi) the Tax Sharing Agreement dated as of May 27, 1993 among Mafco, Coleman Worldwide, Coleman and its Subsidiaries party thereto, (vii) the Tax Sharing Agreement dated as of May 27, 1993 among Mafco, Coleman Worldwide and the other Persons party thereto, (viii) the Tax Sharing Agreement dated as of July 22, 1993 between Mafco and Coleman Holdings, and (ix) the Tax Sharing Termination Agreement dated as of May 27, 1993 among Mafco, New Coleman, Coleman and the other Persons party thereto.

                  "Coleman Worldwide" means Coleman Worldwide Corporation, a Delaware corporation.

                  "Coleman Worldwide Indenture" has the meaning specified in
Schedule VI.

                  "Coleman Worldwide LYONS" means the Liquid Yield Option Notes Due 2013 issued by Coleman Worldwide.

                  "Coleman Worldwide Pledge Agreement" means the Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by Coleman Worldwide to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Collateral Agent, the Lender Parties, the Term Credit Agreement Lenders, the Agents and the Term Agents.

                  "Collateral Accounts" means the Borrower Collateral Account, the Mafco Collateral Account, the Second Mafco Collateral Account and the L/C Cash Collateral Account.

                  "Collateral Agent" has the meaning specified in the recital of the parties hereto.

                  "Collateral Documents" means each Security Agreement and each Pledge Agreement.

                  "Commitment" means a Tranche A Revolving Credit Commitment, a Tranche B Revolving Credit Commitment or a Letter of Credit Commitment.

                  "Consolidated" for any Person refers to the consolidation of the financial statements of such Person and its Subsidiaries in accordance with GAAP.

                  "Conversion", "Convert" and "Converted" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to
Section 2.11.

                  "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business); (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all Obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases ("Capitalized Leases"); (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities; (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock; (h) all Obligations of such Person in respect of Hedge Agreements; (i) all Debt of others referred to in clauses (a) through (h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt,
(ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss; and (j) all Debt referred to in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt. For all purposes of this Agreement and the other Loan Documents, "Debt" shall not include Obligations of any Designated Operating Company, Revlon, Marvel or any of their respective Subsidiaries in respect of Hedge Agreements.

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Defaulted Advance" means, with respect to any Lender Party at any time, the amount of any Advance required to be made by such Lender Party to the Borrower pursuant to Section 2.01 at or prior to such time which has not been so made as of such time; provided, however, that any Advance made by the Administrative Agent for the account of such Lender Party pursuant to
Section 2.02(c) shall not be considered a Defaulted Advance even if, at such time, such Lender shall not have reimbursed the Administrative Agent therefor as provided in Section 2.02(c). In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.16(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

                  "Defaulted Amount" means, with respect to any Lender Party at any time, any amount required to be paid by such Lender Party to the Administrative Agent, the Collateral Agent or any other Lender Party hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to (a) the Issuing Bank pursuant to Section 2.03(c) to purchase a portion of a Letter of Credit Advance made by the Issuing Bank, (b) the Administrative Agent pursuant to Section 2.02(c) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender Party, (c) any other Lender Party pursuant to Section 2.14 to purchase any interest or participating interest in Advances owing to such other Lender Party and (d) the Administrative Agent, the Collateral Agent or the Issuing Bank pursuant to Section 7.05 to reimburse the Administrative Agent, the Collateral Agent or the Issuing Bank, as the case may be, for such Lender Party's ratable share of any amount required to be paid by the Lender Parties to the Administrative Agent, the Collateral Agent or the Issuing Bank as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.16(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be made hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

                  "Defaulting Lender" means, at any time, any Lender Party that, at such time, (a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take or be the subject of any action or proceeding of a type described in Section 6.01(e).

                  "Defeased Debt Amount" means for any date of determination for any Designated Person listed on Schedule VI an amount calculated in the manner set forth on Schedule VI for such Designated Person or such other amount as may be agreed by the Administrative Agent and the Borrower.

                  "Deposit Certificate" has the meaning specified in
Section 5.01(k).

                  "Designated Coleman Subsidiaries" means Coleman Holdings, Coleman Worldwide and Coleman.

                  "Designated New World Subsidiaries" means New World Guarantor, NWCG Holdings and New World; provided, however, that (i) on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, New World Guarantor shall no longer be a "Designated New World Subsidiary" and (ii) on and after the consummation of the New World Acquisition, each of NWCG Holdings and New World shall no longer be a "Designated New World Subsidiary".

                  "Designated Operating Companies" means (i) Coleman, New World and MCG, (ii) on and after the Revlon Inclusion Date, Revlon and (iii) solely during the Marvel

Inclusion Period, Marvel; provided, however, that on and after the consummation of the New World Acquisition, New World shall no longer be a "Designated Operating Company".

                  "Designated Persons" means Coleman Guarantor, New World Guarantor, C&F Guarantor and, on and after the Revlon Inclusion Date, Revlon Guarantor; provided, however, that on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, New World Guarantor shall no longer be a "Designated Person".

                  "Documentation Agent" has the meaning specified in the recital of parties to this Agreement.

                  "Dollars" and the sign "$" each mean lawful money of the United States.

                  "Domestic Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party, as the case may be, or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

                  "Effective Date" has the meaning specified in Section 3.01.

                  "Eligible Assignee" means (a) any commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (b) any savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a net worth determined in accordance with GAAP in excess of $500,000,000; (c) any commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD") or has concluded special lending arrangements with the International Monetary Fund Associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, so long as such bank is acting through a branch or agency located in the United States, in the Cayman Islands or in the country in which it is organized or another country that is described in this clause (c); (d) the central bank of any country that is a member of the OECD;
(e) any finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that (i) is not affiliated with the Borrower, (ii) is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) has total assets in excess of $500,000,000; and (f) any other Person (other than an Affiliate of the Borrower) approved by the Administrative Agent and the Borrower, such approval not to be unreasonably withheld.

                  "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement based upon or arising out of any Environmental Law or any Environmental Permit, including without limitation (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, or injunctive relief arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Law" means any federal, state or local law, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health or safety including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act.

                  "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

                  "Equity Contribution Agreement" means the Amended and Restated Equity Contribution Agreement dated as of December 16, 1996, between the Borrower and the Borrower Parent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" of any Person means any other Person that for purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Code.

                  "ERISA Event" with respect to any Person means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan described in Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that would constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan; provided, however, that an event described in clause (a), (c) or (d) of this definition, or in clause (b) of this definition solely with respect to a standard termination under Section 4041(b) of ERISA, shall be an ERISA Event only if such event is reasonably likely to result in a material liability of such Person or any of its ERISA Affiliates.

                  "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

                  "Eurodollar Lending Office" means, with respect to any Lender Party, the office of such Lender Party specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender Party (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender Party as such Lender Party may from time to time specify to the Borrower and the Administrative Agent.

                  "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. The Eurodollar Rate for each Interest Period shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from Citibank two Business Days before the first day of such Interest Period, subject, however, to the provisions of
Section 2.07.

                  "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.07(a)(ii).

                  "Eurodollar Rate Reserve Percentage" of any Lender Party for any Interest Period for any Advance means the reserve percentage applicable during such Interest Period

(or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender Party with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                  "Events of Default" has the meaning specified in
Section 6.01.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Exchange Agreement" means the Exchange Agreement dated as of October 3, 1994 among FN Parent, FN Holdings and Gerald J. Ford.

                  "Existing Credit Agreement" has the meaning specified in the Preliminary Statements.

                  "Existing Lenders" has the meaning specified in the Preliminary Statements.

                  "Facility" means the Tranche A Revolving Credit Facility, the Tranche B Revolving Credit Facility or the Letter of Credit Facility.

                  "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

                  "FG Guarantor" means First Gibraltar Guarantor Corp., a Delaware corporation.

                  "Financial Institutions" has the meaning specified in the recital of parties to this Agreement.

                  "First Gibraltar" means First Gibraltar Holdings Inc., a Delaware corporation.

                  "First Gibraltar Charter Document" means the restated certificate of incorporation of First Gibraltar.

                  "First Gibraltar Credit Agreement" means the $150,000,000 Credit Agreement dated as of September 27, 1996 among First Gibraltar, FG Guarantor, the banks and other financial institutions party thereto, NationsBank, N.A., as administrative agent, NationsBanc Capital Markets, Inc., as syndication agent and Citibank, as documentation agent, as the same may be amended, modified or otherwise supplemented from time to time.

                  "First Gibraltar Loan Agreement" means the Amended and Restated Loan Agreement dated as of December 16, 1996 between the Borrower Parent and First Gibraltar, as amended or otherwise modified from time to time in accordance with its terms.

                  "Flavors Guarantor" means Flavors (Parent) Holdings Inc., a Delaware corporation.

                  "Flavors Guaranty" means the Third Amended and Restated Flavors Guaranty dated as of December 16, 1996 made by Flavors Guarantor in favor of the Lender Parties, the Term Credit Agreement Lenders, the Agents, the Term Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

                  "Flavors Non-Operating Subsidiary" means C&F Guarantor.

                  "Flavors Pledge Agreement" means the Second Amended and Restated Flavors Pledge Agreement dated as of December 16, 1996 made by Flavors Guarantor and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "FN Documents" means the FN Holdings Debt Document, the FN Holdings New Debt Document, the Second New FN Holdings Debt Document, the FN Parent Debt Document, the Exchange Agreement and the Stockholders Agreement.

                  "FN Escrow" means First Nationwide Escrow Corp., a Delaware corporation.

                  "FN Holdings" means First Nationwide Holdings Inc., a Delaware corporation.

                  "FN Holdings Debt" means the 12-1/4% Senior Notes due 2001 issued by FN Holdings in an aggregate principal amount equal to $200,000,000.

                  "FN Holdings Debt Document" means the Indenture dated as of July 15, 1994 made by FN Holdings in favor of The First National Bank of Boston, as trustee, in connection with the FN Holdings Debt and any other agreement or instrument which governs the terms of the FN Holdings Debt.

                  "FN Holdings New Debt" means the 9-1/8% Senior Subordinated Notes Due 2003 issued by FN Holdings in an aggregate principal amount equal to $140,000,000.

                  "FN Holdings New Debt Document" means the Indenture dated as of January 31, 1996 made by FN Holdings in favor of The Bank of New York, as trustee, in connection with the FN Holdings New Debt and any other agreement or instrument which governs the terms of the FN Holdings New Debt.

                  "FN Holdings Preferred Stock" means the $150,000,000 liquidation value of Cumulative Perpetual Preferred Stock issued by FN Holdings and any shares of Cumulative Perpetual Preferred Stock to be issued in lieu of cash dividends payable on the FN Holdings Preferred Stock.

                  "FN Management Incentive Plan" means the Management Incentive Plan for Certain Employees of the Bank established by FN Holdings to provide long-term incentives to certain key executives of the Bank.

                  "FN Parent" means First Nationwide (Parent) Holdings Inc., a Delaware corporation.

                  "FN Parent Debt" means the 12-1/2% Senior Notes due 2003 issued by FN Parent in an aggregate principal amount equal to $455,000,000.

                  "FN Parent Debt Document" means the Indenture dated as of April 15, 1996 made by FN Parent in favor of The Bank of New York, as trustee, in connection with the FN Parent Debt and any other agreement or instrument which governs the terms of the FN Parent Debt.

                  "FN Parties" means the Bank, FN Holdings and FN Parent.

                  "FN Tax Agreement" means the Tax Sharing Agreement dated as of January 1, 1994 among Mafco, FN Holdings, the Bank and certain Subsidiaries of FN Holdings and the Bank.

                  "Four Star" means Four Star Holdings Corp., a Delaware corporation.

                  "Four Star Pledge Agreement" means the Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by Four Star and The Bank of New York, in its capacity as voting trustee, to the Collateral

Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Fully Satisfied" shall mean, with respect to the Payment Obligations as of any date, that, on or before such date, (a) the principal of and interest accrued to such date on all outstanding Advances shall have been paid in full in cash, (b) the Commitments shall have been terminated in full,
(c) all outstanding Letters of Credit shall have been (i) terminated or (ii) cash collateralized by an amount sufficient in the reasonable judgment of the Administrative Agent and the Required Lenders to secure any claims under such outstanding Letters of Credit or (iii) secured by one or more letters of credit on terms and conditions, and with one or more financial institutions, reasonably satisfactory to the Administrative Agent and the Required Lenders and (d) all fees, expenses and other amounts then due and payable which constitute Payment Obligations shall have been paid in cash; provided, however, that on such date none of the Administrative Agent and the Lender Parties shall have made any claims in respect of Payment Obligations against the Borrower or any other Loan Party under any provision of any of the Loan Documents that has not been cash collateralized by an amount sufficient in the reasonable judgment of the Administrative Agent, the Required Lenders and any such Lender Party (if such Lender Party is not one of the Lenders constituting the Required Lenders) to secure such claim.

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of, and used in, the preparation of the audited consolidated financial statements referred to in
Section 4.01(f), except that with respect to (x) the preparation of any financial statement required to be furnished pursuant to clause (i), (ii) or
(iii) of Section 5.01(j) and (y) changes to financial statement presentation and accounting policies contemplated by Section 5.02(h), "GAAP" shall mean such principles as in effect from time to time in the United States of America.

                  "Guarantor" means each of Mafco, Borrower Parent, Coleman Guarantor, New World Guarantor, Flavors Guarantor, Cigar Guarantor, C&F Guarantor and, on and and after the Revlon Inclusion Date, Revlon Guarantor; provided, however, that on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, New World Guarantor shall no longer be a "Guarantor".

                  "Guaranty" means each of the Borrower Parent Guaranty, the C&F Guaranty, the Cigar Guaranty, the Coleman Guaranty, the Flavors Guaranty, the Mafco Guaranty, the New World Guaranty and, on and after the Revlon Inclusion Date, the Revlon Guaranty; provided, however, that on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, the New World Guaranty shall no longer be a "Guaranty".

                  "Hazardous Materials" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

                  "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

                  "Indemnified Party" has the meaning specified in Section 8.04(c).

                  "Initial Date" means, for purposes of Section 2.13, in the case of the Administrative Agent and each Financial Institution, the date of its execution and delivery of this Agreement and, in the case of each Lender other than a Financial Institution, the date of the Assignment and Acceptance pursuant to which it becomes a Lender.

                  "Initial Issuing Bank" means Citibank, N.A.

                  "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that

                  (i) the Borrower may not select (x) any Interest Period with respect to any Eurodollar Rate Advance under the Tranche A Revolving Credit Facility which ends after June 3, 1999 and (y) any Interest Period with respect to any Eurodollar Rate Advance under the Tranche B Revolving Credit Facility which ends after June 30, 1997;

                  (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

                  (iii) whenever the first day of any Interest Period occurs on a day in a calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

                  "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, debt obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clauses (i) and (j) of the definition of "Debt" in respect of such Person.

                  "Issuing Bank" means the Initial Issuing Bank and each Eligible Assignee to which the Letter of Credit Commitment hereunder has been assigned pursuant to Section 8.07.

                  "L/C Cash Collateral Account" has the meaning specified in the Borrower Security Agreement.

                  "L/C Certificate" means a certificate of the Borrower delivered to the Administrative Agent in respect of a Letter of Credit Advance
(A) to the effect that on the date of delivery (i) the representations and warranties contained in the Loan Documents are correct in all material respects on and as of such date, as though made on and as of such date (except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default and (B) specifying the Type of Advance such Letter of Credit Advance shall be and, if such Letter of Credit Advance is to be a Eurodollar Rate Advance, the Interest Period for such Letter of Credit Advance.

                  "L/C Related Documents" has the meaning specified in Section 2.04(b)(ii).

                  "Lender Party" means any Lender or the Issuing Bank.

                  "Lenders" means the Financial Institutions listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 8.07.

                  "Letter of Credit" has the meaning specified in Section
2.01(c).

                  "Letter of Credit Advance" means an advance made by the Issuing Bank or any Tranche A Revolving Credit Lender pursuant to Section 2.03(c).

                  "Letter of Credit Agreement" has the meaning specified in
Section 2.03(a).

                  "Letter of Credit Commitment" means, with respect to the Issuing Bank at any time, the amount set forth opposite the Issuing Bank's name on Schedule I hereto under the caption "Letter of Credit Commitment" or, if the Issuing Bank has entered into one or more Assignments and Acceptances, the amount set forth for the Issuing Bank in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as the Issuing Bank's "Letter of Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "Letter of Credit Facility" means, at any time, an amount equal to the amount of the Issuing Bank's Letter of Credit Commitment at such time.

                  "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                  "Loan Documents" means this Agreement, the Notes, each Letter of Credit Agreement, each Guaranty, each Collateral Document, the Equity Contribution Agreement and the First Gibraltar Loan Agreement.

                  "Loan Party" means each of the Borrower, each Guarantor, M&F, Andrews, Four Star, New Coleman and First Gibraltar.

                  "Look-Forward Certificate" has the meaning specified in
Section 5.01(k).

                  "LYONS Utilization" means, on any date, the aggregate amount of cash applied by the Borrower from and after the Effective Date, as shown in the most recent report furnished to the Administrative Agent and the Lender Parties pursuant to the provisions of Section 5.01(p), to the purchase of the Coleman Worldwide LYONS or the payment, in cash, of the exchange price to a holder of Coleman Worldwide LYONS in respect of such holder's Coleman Worldwide LYONS.

                  "M&F" means MacAndrews & Forbes Holdings Inc., a Delaware corporation.

                  "M&F Pledge Agreement" means the Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by M&F to the

Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Mafco" has the meaning specified in the Preliminary
Statements.

                  "Mafco Collateral Account" has the meaning specified in the Mafco Security Agreement.

                  "Mafco Guaranty" means the Fourth Amended and Restated Mafco Guaranty dated as of December 16, 1996 made by Mafco in favor of the Lender Parties, the Term Credit Agreement Lenders, the Agents, the Term Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

                  "Mafco Pledge Agreement" means the Second Amended and Restated Pledge Agreement dated as of December 16, 1996 made by Mafco and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Mafco Security Agreement" means the Fourth Amended and Restated Mafco Security Agreement dated as of December 16, 1996 made by Mafco to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Managing Agents" has the meaning specified in the recital of parties to this Agreement.

                  "Mandatory Clean-Down Period" means, (i) the 30-day period commencing on July 1, 1997 and terminating on July 30, 1997, if a Clean-Down Period has not commenced (after the date of this Agreement) prior to July 1, 1997 and (ii) thereafter, for each 12-month period commencing on August 1 and terminating on July 31, the 30 day period commencing on July 2 and terminating on July 31, if a Clean-Down Period has not commenced prior to July 2 during such 12-month period; provided, however, that if a Clean-Down Period has not commenced by the date that is 30 days prior to the end of any period of 15 consecutive months, a Mandatory Clean-Down Period shall commence on such date.

                  "Margin Stock" has the meaning specified in Regulation U of the Board of Governors of the Federal Reserve System and any successor regulations thereto, as in effect from time to time.

                  "Marvel" means Marvel Entertainment Group, Inc., a Delaware corporation.

                  "Marvel IV Required Lenders" means at any time Lenders and Term Credit Agreement Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate principal amount of the Debt outstanding at such time under the Term Credit Agreement, (c) the aggregate Available Amount of all Letters of Credit outstanding at such time, (d) the aggregate Unused Tranche A Revolving Credit Commitment, (e) the aggregate Unused Tranche B Revolving Credit Commitment and (f) the aggregate unused "Commitments" under the Term Credit Agreement (provided that, for purposes hereof, neither the Borrower, nor any of its Affiliates, if a Lender or a Term Credit Agreement Lender, shall be included in (x) the Lenders and the Term Credit Agreement Lenders holding such amount of the Advances, the Debt or the Available Amount of all Letters of Credit or having such amount of the Unused Tranche A Revolving Credit Commitment, Unused Tranche B Revolving Credit Commitment or the "Commitments" under the Term Credit Agreement or (y) determining the aggregate unpaid principal amount of the Advances or such Debt, the total Unused Tranche A Revolving Credit Commitment, the total Unused Tranche B Revolving Credit Commitment or the total "Commitments" under the Term Credit Agreement); provided, however, that if any Lender shall be a Defaulting Lender at such time or any Term Credit Agreement Lender shall be a "Defaulting Lender" under the Term Credit Agreement at such time, there shall be excluded from the determination of Marvel IV Required Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as Lender) and outstanding at such time, (ii) the aggregate principal amount of Debt under the Term Credit Agreement owing to such Term Credit Agreement Lender and outstanding at such time, (iii) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit issued by such Lender as of such time, (iv) the aggregate Unused Tranche A Revolving Credit Commitment and Unused Tranche B Revolving Credit Commitment of such Lender at such time and (v) the aggregate unused portion of the "Commitments" of such Term Credit Agreement Lender under the Term Credit Agreement at such time; provided, further, that on and after the Term Credit Agreement Termination Date, the Marvel IV Required Lenders shall be the Required Lenders hereunder. For purposes of this definition, the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Lenders ratably in accordance with their respective Tranche A Revolving Credit Commitment.

                  "Marvel Inclusion Period" means the period commencing on the date that Mafco or any of its Affiliates acquires the New Marvel Shares and terminating on the later to occur of (x) the Tranche B Termination Date and
(y) the Term Credit Agreement Termination Date.

                  "Material Adverse Change" means, with respect to any Person, a material adverse change in the condition (financial or otherwise), operations, assets, business or prospects of such Person and its Subsidiaries, taken as a whole.

                  "Material Adverse Effect" means, with respect to any Person, a material adverse effect upon (a) the condition (financial or otherwise), operations, assets, business or prospects of such Person and its Subsidiaries, taken as a whole, or (b) the ability of a Loan Party to perform its obligations under any Loan Document, or (c) the rights and remedies of the Administrative Agent, the Collateral Agent or any Lender Party under any Loan Document.

                  "MCG" means Mafco Consolidated Group Inc., a Delaware corporation.

                  "MCG Tax Agreement" means the Tax Sharing Agreement dated as of June 15, 1995 among Mafco, MCG and Subsidiaries of MCG party thereto.

                  "Multiemployer Plan" of any Person means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, which is subject to Title IV of ERISA, and to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which is subject to Title IV of ERISA, and (a) that is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) that was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset or the sale or issuance by any Person of any Debt or capital stock, any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock, the sum of (i) the aggregate amount of cash received from time to time by or on behalf of such Person in connection with such transaction plus (ii) the aggregate principal amount of any Debt listed on Schedule VII hereto that is assumed, directly or indirectly, by any Person (other than Mafco or an Affiliate of Mafco) in connection with, or as a result of, such transaction, after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees and expenses, finder's fees, accountants' fees and expenses and other similar fees, expenses and commissions, (b) the amount of taxes payable or estimated in good faith to be payable within 12 months following the date of the consummation of such transaction in connection with or as a result of such transaction and (c) the amount of any Debt that, by the terms of such Debt, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are payable to a Person that is not an Affiliate (other than such amounts that are payable by the Borrower and its Subsidiaries to an Affiliate pursuant to a Related Document) and are properly attributable to such transaction or to the asset that is the subject thereof.

                  "Net Equity Value" means for any day of determination for any Designated Person:

                  (i) with respect to Coleman Guarantor, an amount (not less than $0) equal to the excess of (A) the product of the number of shares of common stock of Coleman owned directly or indirectly by Coleman Guarantor times the average closing price during the Calculation Period relating to such day of determination of such common stock on the New York Stock Exchange over (B) the Defeased Debt Amount of Coleman Guarantor;

                  (ii) with respect to New World Guarantor, (x) prior to the date of the consummation of the New World Acquisition, an amount (not less than $0) equal to the excess of (A) the product of the number of shares of Class B common stock of New World owned directly or indirectly by New World Guarantor times the average closing price of the Class A common stock during the Calculation Period relating to such day of determination for such Class A Common Stock on either the New York Stock Exchange or the Nasdaq National Market System over (B) the Defeased Debt Amount of New World Guarantor and (y) on and after the date of the consummation of the New World Acquisition, an amount (not less than $0) equal to the excess of (1) the product of the number of News Corp. Preferred ADRs pledged in favor of the Collateral Agent under the Collateral Documents times, the average closing price of the News Corp. Preferred ADRs during the Calculation Period relating to such day of determination for such News Corp. Preferred ADRs on either the New York Stock Exchange or the Nasdaq National Market System over (2) the product of (A) the aggregate principal amount of Debt outstanding on such day of determination under the Term Credit Agreement times (B) 1.25;

                  (iii) with respect to C&F Guarantor, an amount (not less than $0) equal to the product of the number of shares of common stock of MCG owned directly or indirectly by C&F Guarantor times the average closing price during the Calculation Period relating to such day of determination of such common stock on the New York Stock Exchange; and

                  (iv) with respect to Revlon Guarantor (on and after the Revlon Inclusion Date), an amount (not less than $0) equal to the excess of (A) the product of the number of shares of common stock of Revlon owned directly or indirectly by Revlon Guarantor times the average closing price during the Calculation Period relating to such day of determination of such common stock on the New York Stock Exchange over (B) the Defeased Debt Amount of Revlon Guarantor.

                  "Net Residual Value" means for any day of determination an amount equal to the aggregate Net Equity Value of the Designated Persons on such day.

                  "New Coleman" means New Coleman Holdings Inc., a Kansas corporation.

                  "New Coleman Pledge Agreement" means the Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by New Coleman and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "New Marvel Shares" means all shares of capital stock of Marvel issued after the date hereof and received by Andrews or any of its Affiliates.

                  "New World" means New World Communications Group Incorporated, a Delaware corporation.

                  "New World Acquisition" means the acquisition by News Corp. of NWCG Holdings and the shares of Class B common stock of New World held by New World Guarantor pursuant to the News Corp. Contract and related documents.

                  "New World Guarantor" means NWCG (Parent) Holdings Corporation, a Delaware corporation.

                  "New World Guaranty" means the Fourth Amended and Restated New World Guaranty dated as of December 16, 1996 made by New World Guarantor in favor of the Lender Parties, the Term Credit Agreement Lenders, the Agents, the Term Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

                  "New World Pledge Agreement" means the Second Amended and Restated Pledge and Assignment Agreement dated as of December 16, 1996 made by New World Guarantor to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Newco" means DROF Holdings Inc., a Delaware corporation.

                  "Newco Loan" means the loan by First Gibraltar to Newco in an aggregate principal amount of $150,000,000 for the sole purpose of purchasing the FN Holdings Preferred Stock.

                  "News Corp." means The News Corporation Limited, a South Australia corporation.

                  "News Corp. Contract" means the Stock Purchase Agreement dated as of September 24, 1996 among New World Guarantor, News Corp. and Fox Television Stations, Inc., as such agreement may be amended, modified or supplemented in accordance with the terms of the Loan Documents.

                  "News Corp. Preferred ADRs" means the American Depositary Shares of News Corp., each of which represents four fully paid and nonassessable Preferred Limited Voting Ordinary Shares, of A $.50 each of News Corp., received by New World Guarantor pursuant to the terms of the News Corp. Contract.

                  "Nonratable Assignment" means an assignment by a Lender Party pursuant to Section 8.07(a) of a portion of its rights and obligations under this Agreement, other than an assignment of a uniform, and not a varying, percentage of all of the rights and obligations of such Lender Party under and in respect of all of the Facilities (other than the Letter of Credit Facility).

                  "Notes" means the Tranche A Revolving Credit Notes and the Tranche B Revolving Credit Notes.

                  "Notice of Borrowing" has the meaning specified in Section 2.02(a).

                  "Notice of Issuance" has the meaning specified in Section 2.03(a).

                  "Notice of Termination" has the meaning specified in Section 2.01(c).

                  "NWCG Holdings" means NWCG Holdings Corporation, a Delaware corporation.

                  "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 6.01(e). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender Party, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

                  "Original Credit Agreement" has the meaning specified in the Preliminary Statements.

                  "Original Lenders" has the meaning specified in the Preliminary Statements.

                  "Other Taxes" has the meaning specified in Section 2.13(b).

                  "Original Transaction" has the meaning specified in the Preliminary Statements.

                  "Payment Obligations" shall mean all principal, interest, fees, Letter of Credit commissions, charges, expenses, attorneys' fees and expenses, indemnities and any other amounts payable by the Loan Parties under the Loan Documents.

                  "PBGC" means the Pension Benefit Guaranty Corporation, or any successor agency or entity performing substantially the same functions.

                  "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means a Single Employer Plan or a Multiple Employer
Plan.

                  "Pledge Agreements" means the C&F Pledge Agreement, the Cigar Pledge Agreement, the Coleman Pledge Agreement, the Coleman Worldwide Pledge Agreement, the Flavors Pledge Agreement, the Four Star Pledge Agreement, the Mafco Pledge Agreement, the M&F Pledge Agreement, the New Coleman Pledge Agreement, the New World Pledge Agreement, the Second Andrews Pledge Agreement and, on and after the Revlon Inclusion Date, the Revlon Pledge Agreement; provided, however, that, on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, the New World Pledge Agreement shall no longer be a "Pledge Agreement".

                  "Pro Rata Share" of any amount means, with respect to any Lender at any time, the product of such amount times a fraction the numerator of which is the amount of such Lender's Tranche A Revolving Credit Commitment at such time and the denominator of which is the Tranche A Revolving Credit Facility at such time.

                  "Register" has the meaning specified in Section 8.07(c).

                  "Related Documents" means the Coleman Tax Agreements, the FN Tax Agreement and the MCG Tax Agreement.

                  "Required Lenders" means at any time Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate Unused Tranche A Revolving Credit Commitment and (d) the aggregate Unused Tranche B Revolving Credit Commitment (provided that, for purposes hereof, neither the Borrower, nor any of its Affiliates, if a Lender, shall be included in (x) the Lenders holding such amount of the Advances or the Available Amount of all Letters of Credit or having such amount of the Unused Tranche A Revolving Credit Commitment or the Unused Tranche B Revolving Credit Commitment or (y) determining the aggregate unpaid principal amount of the Advances or the total Unused Tranche A Revolving Credit Commitment or the total Unused Tranche B Revolving Credit Commitment); provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (ii) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit issued by such Lender as of such time, (iii) the aggregate Unused Tranche A Revolving Credit Commitment of such Lender at such time and (iv) the aggregate Unused Tranche B Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Tranche A Revolving Credit Lenders ratably in accordance with their respective Tranche A Revolving Credit Commitments.

                  "Revlon" means Revlon, Inc., a Delaware corporation.

                  "Revlon Guarantor" means Revlon Guarantor Corp., a Delaware corporation.

                  "Revlon Guaranty" means the Revlon Guaranty to be made, at the Borrower's option, by Revlon Guarantor in favor of the Lender Parties, the Term Credit Agreement Lenders, the Agents, the Term Agents and the Collateral Agent in substantially the form of Exhibit E-8, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

                  "Revlon Holdings Statement" shall mean a statement that the sum of the fair market value of Revlon Worldwide Corporation plus the fair market value of National Health Care Group, Inc. constitutes at least 95% of the fair market value of Revlon Holdings Inc.

                  "Revlon Inclusion Date" means the date on which the Administrative Agent and the Term Administrative Agent deliver a notice to the Borrower that the Administrative

Agent or the Collateral Agent, as the case may be, shall have received, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender (or the requirement that such document be delivered shall have been duly waived):

                           (i) certified copies of the resolutions of the
                  board of directors of Revlon Guarantor approving the Revlon Guaranty and the Revlon Pledge Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Revlon Guaranty and the Revlon Pledge Agreement;

                           (ii) a certificate of the Secretary or an Assistant
                  Secretary of Revlon Guarantor certifying the names and true signatures of the officers of Revlon Guarantor authorized to sign the Revlon Guaranty and the Revlon Pledge Agreement;

                           (iii) a copy of a certificate of the Secretary of
                  State of the state of incorporation of each of National Health Care Group Inc., Revlon Guarantor, Revlon Holdings Inc., Revlon Worldwide Corporation and Revlon, dated reasonably near the Revlon Inclusion Date, listing the charter of such Person and each amendment thereto on file in his office and certifying that (A) such amendments are the only amendments to such Person's charter on file in his office, (B) such Person has paid all franchise taxes to the date of such certificate and (C) such Person is duly incorporated or organized and in good standing under the laws of such state;

                           (iv) (A) a certificate of each of National Health
                  Care Group Inc., Revlon Guarantor, Revlon Holdings Inc. and Revlon Worldwide Corporation signed on behalf of such Person by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Revlon Inclusion Date (the statements made in such certificate shall be true on and as of the Revlon Inclusion Date), certifying as to
                  (1) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in clause (iii) above, (2) the trueness and correctness of the bylaws of such Person attached to such certificate, (3) the due incorporation and good standing of such Person as a corporation under the laws of the relevant state of incorporation, and the absence of any proceeding for the dissolution or liquidation of such Person, (4) the truth in all material respects of the representations and warranties made by such Person contained in the Revlon Guaranty and the Revlon Pledge Agreement as though made on and as of the Revlon Inclusion Date and (5) the absence of any event occurring and continuing, or resulting from the Revlon Inclusion Date, that constitutes a Default and (B) a certificate of Revlon Guarantor signed on behalf of Revlon

                  Guarantor by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Revlon Inclusion Date (the statements made in such certificate shall be true on and as of the Revlon Inclusion Date), certifying as to (1) the absence of any amendments to the charter of Revlon since the date of the Secretary of State's Certificate referred to in clause (iii) above, (2) the trueness and correctness of the bylaws of Revlon attached to such certificate and (3) the due incorporation and good standing of Revlon as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of Revlon;

                           (v) the Revlon Guaranty in substantially the form of Exhibit E-8, duly executed by Revlon Guarantor;

                           (vi) the Revlon Pledge Agreement in substantially
                  the form of Exhibit F-12, duly executed by Revlon Guarantor, together with (1) certificates representing the Pledged Shares referred to in the Revlon Pledge Agreement accompanied by undated stock powers executed in blank, (2) acknowledgment copies or stamped receipt copies of financing statements, duly filed on or before such date under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created by the Revlon Pledge Agreement, covering the Collateral described in the Revlon Pledge Agreement, and (3) completed requests for information, dated on or before such date listing the financing statements referred to in clause (2) above and all other effective financing statements filed in the jurisdictions referred to in clause (2) above that name Revlon Guarantor, as debtor, together with copies of such other financing statements;

                           (vii) certified copies of (A) a voting trust
                  agreement among Revlon Finance Corporation, Revlon Guarantor, the Collateral Agent and The Bank of New York, as voting trustee, in substantially the form of the voting trust agreements delivered pursuant to Section 3.01(h)(xiii)(A) and (B) the charter of Revlon Guarantor, the terms and conditions of which shall be substantially similar to those contained in the charter of Coleman Guarantor;

                           (viii) a letter, in form and substance satisfactory
                  to the Administrative Agent, from Revlon Guarantor to KPMG Peat Marwick, independent certified public accountants, advising such accountants that the Administrative Agent and the Lenders have relied upon the financial statements of Revlon in determining whether to enter into the Loan Documents and have been authorized to exercise all rights of Revlon to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to Revlon and its Subsidiaries and directing such accountants to comply with any reasonable request of the Administrative Agent or any Lender for such information; and

                           (ix) favorable opinions of counsel to Mafco
                  reasonably satisfactory to the Lenders, in form and substance reasonably satisfactory to the Lenders.


                  "Revlon Pledge Agreement" means the Pledge Agreement to be made, at the Borrower's option, by Revlon Guarantor to the Collateral Agent in substantially the form of Exhibit F-12, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Revlon Tax Agreements" shall have the meaning specified in the Revlon Guaranty.

                  "Revolving Credit Facilities" means the Tranche A Revolving Credit Facility and the Tranche B Revolving Credit Facility.

                  "Second Andrews Pledge Agreement" means the Second Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by Andrews and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

                  "Second Credit Agreement" has the meaning specified in the Preliminary Statements.

                  "Second Lenders" has the meaning specified in the Preliminary Statements.

                  "Second Mafco Collateral Account" has the meaning specified in the Mafco Security Agreement.

                  "Second New FN Holdings Debt" means the 10-5/8% Senior Subordinated Notes due 2003 issued by FN Escrow in an aggregate principal amount equal to $575,000,000, which will be assumed by FN Holdings upon the merger of FN Escrow with and into FN Holdings.

                  "Second New FN Holdings Debt Document" means the Indenture dated as of September 19, 1996 between FN Escrow and The Bank of New York, as trustee, in connection with the Second New FN Holdings Debt and any other agreement or instrument which governs the terms of the Second New FN Holdings Debt.

                  "Security Agreements" means the Borrower Security Agreement, the Borrower Parent Security Agreement and the Mafco Security Agreement.

                  "Single Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which is subject to Title IV of ERISA, and (a) that is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Specified Holding Company Debt" means the 13% Subordinated Debentures due March 1, 1999 issued by M&F pursuant to the Indenture dated as of March 1, 1984 between M&F and the United States Trust Company of New York and the 10% Senior Subordinated Debentures due 1999 issued by Andrews pursuant to the Indenture dated as of June 4, 1990 between Andrews and First Trust of California, National Association (as successor trustee to Security Pacific National Trust Company (New York)).

                  "Standby Letter of Credit" means any Letter of Credit issued under the Letter of Credit Facility, other than a Trade Letter of Credit.

                  "Stockholders Agreement" means the Stockholders Agreement dated as of October 3, 1994, among FN Parent, FN Holdings and Gerald J. Ford, as such agreement may be amended, modified or otherwise supplemented from time to time with the consent of the Required Lenders.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of (a) the Voting Stock of such corporation, (b) the interest in the capital or profits of such partnership or joint venture or

(c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries; provided, however, that for all purposes of the Loan Documents, Toy Biz, Inc. shall not be a Subsidiary of any of the Loan Parties.

                  "Supermajority Lenders" means at any time Lenders owed or holding at least 67% of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate Available Amount of all Letters of Credit outstanding at such time, (c) the aggregate Unused Revolving Tranche A Credit Commitment and (d) the aggregate Unused Tranche B Revolving Credit Commitment (provided that, for purposes hereof, neither the Borrower nor any of its Affiliates, if a Lender, shall be included in (x) the Lenders holding such amount of the Advances or the Available Amount of all Letters of Credit or having such amount of the Unused Tranche A Revolving Credit Commitment or the Unused Tranche B Revolving Credit Commitment or (y) determining the aggregate unpaid principal amount of the Advances or the total Unused Tranche A Revolving Credit Commitment or the total Tranche B Revolving Credit Commitment); provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Supermajority Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time, (ii) such Lender's Pro Rata Share of the aggregate Available Amount of all Letters of Credit issued by such Lender at such time,
(iii) the aggregate Unused Tranche A Revolving Credit Commitment of such Lender at such time and (iv) the aggregate Unused Tranche B Revolving Credit Commitment of such Lender at such time. For purposes of this definition, the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank and the Available Amount of each Letter of Credit shall be considered to be owed to the Tranche A Revolving Credit Lenders ratably in accordance with their respective Tranche A Revolving Credit Commitments.

                  "Syndication Agent" has the meaning specified in the recital of parties to this Agreement.

                  "Tax Certificate" has the meaning specified in Section 5.01(j)(xiii).

                  "Taxes" has the meaning specified in Section 2.13(a).

                  "Term Administrative Agent" has the meaning specified in the Preliminary Statements.

                  "Term Agents" has the meaning specified in the Preliminary Statements.

                  "Term Credit Agreement" has the meaning specified in the Preliminary Statements.

                  "Term Credit Agreement Lenders" has the meaning specified in the Preliminary Statement.

                  "Term Credit Agreement Termination Date" means the date on which all "Payment Obligations" (as defined in the Term Credit Agreement) shall have been "Fully Satisfied" (as defined in the Term Credit Agreement).

                  "Term Documentation Agent" has the meaning specified in the Preliminary Statements.

                  "Term Facilities" means the "Term Facilities" as defined in the Term Credit Agreement.

                  "Term Syndication Agent" has the meaning specified in the Preliminary Statements.

                  "Third Credit Agreement" has the meaning specified in the Preliminary Statements.

                  "Third Lenders" has the meaning specified in the Preliminary Statements.

                  "Trade Letter of Credit" means any Letter of Credit that is issued under the Letter of Credit Facility for the benefit of a supplier of inventory to the Borrower or any of its Subsidiaries to effect payment for such Inventory.

                  "Tranche A Revolving Credit Advance" has the meaning specified in Section 2.01(a).

                  "Tranche A Revolving Credit Borrowing" means a borrowing consisting of simultaneous Tranche A Revolving Credit Advances of the same Type made by the Tranche A Revolving Credit Lenders.

                  "Tranche A Revolving Credit Commitment" means, with respect to any Tranche A Revolving Credit Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Tranche A Revolving Credit Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Tranche A Revolving Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "Tranche A Revolving Credit Facility" means, at any time, the aggregate amount of the Tranche A Revolving Credit Lenders' Tranche A Revolving Credit Commitments at such time.

                  "Tranche A Revolving Credit Lender" means any Lender that has a Tranche A Revolving Credit Commitment.

                  "Tranche A Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Tranche A Revolving Credit Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Tranche A Revolving Credit Lender resulting from the Tranche A Revolving Credit Advances made by such Tranche A Revolving Credit Lender.

                  "Tranche A Termination Date" means the earlier of (a) June 3, 1999 or (b) the date of termination in whole of the Letter of Credit Commitments and the Tranche A Revolving Credit Commitments pursuant to Section
2.05 or 6.01.

                  "Tranche B Revolving Credit Advance" has the meaning specified in Section 2.01(b).

                  "Tranche B Revolving Credit Borrowing" means a borrowing consisting of simultaneous Tranche B Revolving Credit Advances of the same Type made by the Tranche B Revolving Credit Lenders.

                  "Tranche B Revolving Credit Commitment" means, with respect to any Tranche B Revolving Credit Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Tranche B Revolving Credit Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Tranche B Revolving Credit Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.05.

                  "Tranche B Revolving Credit Facility" means, at any time, the aggregate amount of the Tranche B Revolving Credit Lenders' Tranche B Revolving Credit Commitments at such time.

                  "Tranche B Revolving Credit Lender" means any Lender that has a Tranche B Revolving Credit Commitment.

                  "Tranche B Revolving Credit Note" means a promissory note of the Borrower payable to the order of any Tranche B Revolving Credit Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Tranche

B Revolving Credit Lender resulting from the Tranche B Revolving Credit Advances made by such Tranche B Revolving Credit Lender.

                  "Tranche B Termination Date" means the earliest of (a) June 30, 1997, (b) the date of the termination (and abandonment) of the News Corp. Contract, (c) the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs or (d) the date of termination in whole of the Tranche B Revolving Credit Commitments pursuant to Section 2.05 or 6.01.

                  "Treasury Regulations" means the temporary and final regulations promulgated under the Internal Revenue Code of 1986, as amended from time to time.

                  "Type" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

                  "Unfunded Pension Liabilities" with respect to any Plan means the excess, if any, of its accumulated benefit obligation ("ABO"), as determined in accordance with Statement of Financial Accounting Standards No. 87 or any successor thereto ("FAS 87") over the fair market value of its assets (as of such date) (provided that in determining the ABO for this purpose, the interest, mortality and other relevant actuarial assumptions used to fund such Plan as of its most recent actuarial valuation) shall be used instead of the interest, mortality and other relevant actuarial assumptions that would otherwise be prescribed by FAS 87.

                  "Unused Tranche A Revolving Credit Commitment" means, with respect to any Tranche A Revolving Credit Lender at any time, (a) such Lender's Tranche A Revolving Credit Commitment at such time minus (b) the sum of (i) the aggregate principal amount of all Tranche A Revolving Credit Advances and Letter of Credit Advances made by such Lender (in its capacity as a Lender) pursuant to Sections 2.02(a) and 2.03(c), respectively, and outstanding at such time, plus (ii) such Lender's Pro Rata Share of (A) the aggregate Available Amount of all Letters of Credit outstanding at such time and (B) the aggregate principal amount of all Letter of Credit Advances made by the Issuing Bank pursuant to Section 2.03(c) and outstanding at such time.

                  "Unused Tranche B Revolving Credit Commitment" means, with respect to any Tranche B Revolving Credit Lender at any time, (a) such Lender's Tranche B Revolving Credit Commitment at such time minus (b) the aggregate principal amount of all Tranche B Revolving Credit Advances made by such Lender (in its capacity as a Lender) pursuant to Section 2.02(b) and outstanding at such time.

                  "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

                  "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA.

                  "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Part IV of ERISA.

                  SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.


                                  ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES
                           AND THE LETTERS OF CREDIT

                  SECTION 2.01. The Advances. (a) The Tranche A Revolving Credit Advances. Each Tranche A Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Tranche A Revolving Credit Advance") to the Borrower from time to time on any Business Day during the period from the date hereof until the Tranche A Termination Date in an aggregate amount not to exceed at any time outstanding such Lender's Tranche A Revolving Credit Commitment on such Business Day; provided, however, that (x) on each day, after giving effect to any Tranche A Revolving Credit Borrowing on such day, the sum of (i) the aggregate amount of the Tranche A Revolving Credit Advances (other than, on and after the Tranche B Termination Date, an aggregate principal amount of Tranche A Revolving Credit Advances outstanding on such day equal to the lesser of (x) $50,000,000 and (y) an amount equal to the LYONS Utilization on such day) outstanding on such day plus (ii) the aggregate amount of the Letter of Credit Advances outstanding on such day plus (iii) the aggregate Available Amount of all Letters of Credit outstanding on such day, shall not exceed an amount equal to the aggregate Tranche A Revolving Credit Commitments of the Lenders on such day less (iv) on and after the Tranche B Termination Date, $50,000,000 and (y) on each day (on and after the Tranche B Termination Date) on or before the date that the LYONS Utilization equals or exceeds $50,000,000, after giving effect to any Tranche A Revolving Credit Borrowing on such day, the aggregate Unused Tranche A Revolving Credit Commitments of all the Lenders shall not be less than the excess, if any, of (1) $50,000,000 over (2) an amount equal to the LYONS Utilization on such day. Each Tranche A Revolving Credit Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof (other than a Tranche A Revolving Credit Borrowing the proceeds of which shall be used solely to repay or prepay in full outstanding Letter of Credit Advances) and shall consist of Tranche A Revolving Credit Advances made on the same day by the Tranche A Revolving Credit Lenders ratably according to their Tranche A Revolving Credit Commitments. Within the limits of each Tranche A Revolving Credit Lender's Unused Tranche A Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(a), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(a); provided, however, that to the extent the Borrower makes an optional prepayment of the Tranche A Revolving Credit Advances pursuant to Section 2.06(a) from funds on deposit in the Mafco Collateral Account that constitute Net Cash Proceeds of an Asset Sale that are required, pursuant to the provisions of Section 7(q) of the Mafco Guaranty, to be applied to prepay or repay outstanding Debt of any A Company, a portion of the Tranche A Revolving Credit Facility equal to the amount of such prepayment shall only be available (x) to repay or prepay outstanding Debt of any A Company or (y) to be redeposited in the Mafco Collateral Account.

                  (b) The Tranche B Revolving Credit Advances. Each Tranche B Revolving Credit Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Tranche B Revolving Credit Advance") to the Borrower from time to time on any Business Day during the period from the date hereof until the Tranche B Termination Date in an aggregate amount not to exceed at any time outstanding such Lender's Tranche B Revolving Credit Commitment on such Business Day. Each Tranche B Revolving Credit Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Tranche B Revolving Credit Advances made on the same day by the Tranche B Revolving Credit Lenders ratably according to their Tranche B Revolving Credit Commitments. Within the limits of each Tranche B Revolving Credit Lender's Unused Tranche B Revolving Credit Commitment in effect from time to time, the Borrower may borrow under this Section 2.01(b), prepay pursuant to Section 2.06(a) and reborrow under this Section 2.01(b).

                  (c) Letters of Credit. The Issuing Bank agrees, on the terms and conditions hereinafter set forth, to issue letters of credit (the "Letters of Credit") for the account of the Borrower from time to time on any Business Day during the period from the date hereof until 60 days before the Tranche A Termination Date (i) in an aggregate Available Amount for all Letters of Credit not to exceed at any time the Issuing Bank's Letter of Credit Commitment at such time and (ii) in an Available Amount for each such Letter of Credit not to exceed the least of (x) the Letter of Credit Facility at such time, (y) the Unused Tranche A Revolving Credit Commitments of the Lenders at such time and (z) an amount equal to the aggregate Tranche A Revolving Credit Commitments of the

Lenders at such time, less the Tranche A Revolving Credit Advances (other than, on and after the Tranche B Termination Date, an aggregate principal amount of Tranche A Revolving Credit Advances outstanding at such time equal to the lesser of (1) $50,000,000 and (2) an amount equal to the LYONS Utilization on such day) outstanding at such time, less the aggregate Available Amount of all Letters of Credit outstanding at such time, less, on and after the Tranche B Termination Date, $50,000,000. No Letter of Credit shall have an expiration date (including all rights of the Borrower or the beneficiary to require renewal) later than the earlier of 60 days before the Tranche A Termination Date and (A) in the case of a Standby Letter of Credit, one year after the date of issuance thereof, but may by its terms be automatically renewable annually unless the Issuing Bank has notified the Borrower (with a copy to the Administrative Agent) on or after the 60th Business Day prior to the first anniversary (or any subsequent anniversary) of the date of issuance thereof but in any event at least 30 Business Days prior to the date of automatic renewal of its election not to renew such Standby Letter of Credit (a "Notice of Termination") and (B) in the case of a Trade Letter of Credit, 60 days after the date of issuance thereof; provided, however, that the terms of each Standby Letter of Credit that is automatically renewable annually shall (x) require the Issuing Bank to give the beneficiary named in such Standby Letter of Credit notice of any Notice of Termination,
(y) permit such beneficiary, upon receipt of such notice, to draw under such Standby Letter of Credit prior to the date such Standby Letter of Credit otherwise would have been automatically renewed and (z) not permit the expiration date (after giving effect to any renewal) of such Standby Letter of Credit in any event to be extended to a date later than 60 days before the Termination Date. If a Notice of Termination is given by the Issuing Bank pursuant to the immediately preceding sentence, such Standby Letter of Credit shall expire on the date on which it otherwise would have been automatically renewed. Within the limits of the Letter of Credit Facility, and subject to the limits referred to above, the Borrower may request the issuance of Letters of Credit under this Section 2.01(c), repay any Letter of Credit Advances resulting from drawings thereunder pursuant to Section 2.03(c) and request the issuance of additional Letters of Credit under this Section 2.01(c).

                  (d) Clean-Down. Notwithstanding the provisions of Sections 2.01(a) and 2.01(c), no Tranche A Revolving Credit Borrowings may be made under Section 2.01(a) during any Clean-Down Period, other than, on or before the date on which the LYONS Utilization equals or exceeds $50,000,000, Tranche A Revolving Credit Borrowings in respect of which the Borrower certifies that the proceeds of such Tranche A Revolving Credit Borrowing shall be used solely to purchase Coleman Worldwide LYONS or to make the payment in cash of the exchange price to a holder of Coleman Worldwide LYONS in respect of such holder's Coleman Worldwide LYONS.

                  SECTION 2.02. Making the Advances. (a) Except as otherwise provided in Section 2.16, each Borrowing shall be made on notice given not later than 11:00 A.M. (New York City time) on the first Business Day prior to the date of a proposed Borrowing consisting of Base Rate Advances or the third Business Day prior to the date of a proposed Borrowing consisting of Eurodollar Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier, telex or cable. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telecopier, telex or cable, and, with respect to a Notice of Borrowing by telex or cable, confirmed immediately thereafter in writing, in substantially the form of Exhibit C hereto, specifying therein the requested (i) date of such Borrowing, (ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) Interest Period for each Eurodollar Rate Advance included in such Borrowing. In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Administrative Agent shall promptly notify the Borrower and each Lender of the applicable interest rate under Section 2.07(a)(ii). Each Appropriate Lender shall, before 12:00 noon (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing in accordance with the respective Commitments under the applicable Facility of such Lender and the other Appropriate Lenders. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available by crediting the Borrower's Account.

                  (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Appropriate Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

                  (c) Unless the Administrative Agent shall have received notice from an Appropriate Lender prior to the date of any Borrowing under a Facility under which such Lender has a Commitment that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume, or at its option request confirmation from such Lender, that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption or confirmation (as the case may be), make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.07 to Advances comprising such Borrowing and (ii) in the case of such Lender, the cost (expressed as a rate per annum) to the Administrative Agent of funding such Lender's ratable portion; provided, however, that, upon the request of such Lender, the Administrative Agent shall provide such Lender with a certificate as to the calculation of such amount. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

                  (d) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

                  (e) The Borrower may not request a Borrowing comprised of Eurodollar Rate Advances or, pursuant to Section 2.11, Convert Base Rate Advances into Eurodollar Rate Advances or select a new Interest Period for existing Eurodollar Rate Advances if, after the making or Conversion of such Advances or the selection of such Interest Period, the number of outstanding Borrowings comprised of Eurodollar Rate Advances having different Interest Periods (whether of different duration or commencing on different dates) would exceed 6.

                  SECTION 2.03. Issuance of and Drawings and Reimbursement Under Letters of Credit. (a) Request for Issuance. Each Letter of Credit shall be issued upon notice, given not later than 11:00 A.M. (New York City time) on the seventh Business Day prior to the date of the proposed issuance of such Letter of Credit, by the Borrower to the Issuing Bank, which shall give to the Administrative Agent and each Tranche A Revolving Credit Lender prompt notice thereof by telex or telecopier. Each such notice of issuance of a Letter of Credit (a "Notice of Issuance") shall be by telephone, confirmed immediately in writing, or telex or telecopier, specifying therein the requested (A) date of such issuance (which shall be a Business Day), (B) Available Amount of such Letter of Credit, (C) expiration date of such Letter of Credit, (D) name and address of the beneficiary of such Letter of Credit and (E) form of such Letter of Credit, and shall be accompanied by such application and agreement for letter of credit as such Issuing Bank may specify to the Borrower for use in connection with such requested Letter of Credit (a "Letter of Credit Agreement"). If the requested form of such Letter of Credit is acceptable to the Issuing Bank in its sole discretion, the Issuing Bank will, upon fulfillment of the applicable conditions set forth in Article III, make such Letter of Credit available to the Borrower at its office referred to in
Section 8.02 or as otherwise agreed with the Borrower in connection with such issuance. In the event and to the extent that the provisions of any Letter of Credit Agreement shall conflict with this Agreement, the provisions of this Agreement shall govern.

                  (b) Letter of Credit Reports. The Issuing Bank shall furnish
(A) to the Administrative Agent and the Borrower on the first Business Day of each week during which one or more Letters of Credit have been issued or drawn upon, a written report summarizing issuance and expiration dates of Letters of Credit issued during the previous week and drawings during such week under all Letters of Credit issued, (B) to each Tranche A Revolving Credit Lender and the Borrower on the first Business Day of each month a written report summarizing issuance and expiration dates of Letters of Credit issued during the preceding month and drawings during such month under all Letters of Credit and (C) to the Administrative Agent, each Tranche A Revolving Credit Lender and the Borrower on the first Business Day of each calendar quarter a written report setting forth the average daily aggregate Available Amount during the preceding calendar quarter of all Letters of Credit.

                  (c) Drawing and Reimbursement. The payment by the Issuing Bank of a draft drawn under any Letter of Credit shall constitute for all purposes of this Agreement the making by the Issuing Bank of a Letter of Credit Advance, in the amount of such draft, which shall be a Base Rate Advance until the third Business Day after the date which the Borrower shall have delivered a L/C Certificate in respect of such Letter of Credit Advance which specified that such Advance shall be a Eurodollar Advance. Upon written demand by the Issuing Bank, with a copy of such demand to the Administrative Agent, each Tranche A Revolving Credit Lender shall purchase from the Issuing Bank, and the Issuing Bank shall sell and assign to each such Tranche A Revolving Credit Lender, such Lender's Pro Rata Share of such outstanding Letter of Credit Advance as of the date of such purchase, by making available for the account of its Applicable Lending Office to the Administrative Agent for the account of the Issuing Bank, by deposit to the Administrative Agent's Account, in same day funds, an amount equal to the portion of the outstanding principal amount of such Letter of Credit Advance to be purchased by such Lender. Promptly after receipt thereof, the Administrative Agent shall transfer such funds to the Issuing Bank. The Borrower hereby agrees to each such sale and assignment. Each Tranche A Revolving Credit Lender irrevocably and unconditionally agrees to purchase its Pro Rata Share of an outstanding Letter of Credit Advance on (i) the Business Day on which demand therefor is made by the Issuing Bank, provided notice of such demand is given not later than 11:00 A.M. (New York City time) on such Business Day or (ii) the first Business Day next succeeding such demand if notice of such demand is given after such time. Upon any such assignment by the Issuing Bank to any other Lender of a portion of a Letter of Credit Advance, the Issuing Bank represents and warrants to such other Lender that the Issuing Bank is the legal and beneficial owner of such interest being assigned by it, free and clear of any liens, but makes no other representation or warranty and assumes no responsibility with respect to such Letter of Credit Advance, the Loan Documents or any Loan Party. If and to the extent that any Tranche A Revolving Credit Lender shall not have so made the amount of such Letter of Credit Advance available to the Administrative Agent, such Tranche A Revolving Credit Lender agrees to pay to the Administrative Agent forthwith on demand such amount together with interest thereon, for each day from the date of demand by the Issuing Bank until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for its account or the account of the Issuing Bank, as applicable. If such Lender shall pay to the Administrative Agent such amount for the account of the Issuing Bank on any Business Day, such amount so paid in respect of principal shall constitute a Letter of Credit Advance made by such Lender on such Business Day for purposes of this Agreement, and the outstanding principal amount of the Letter of Credit Advance made by the Issuing Bank shall be reduced by such amount on such Business Day.

                  (d) Failure to Make Letter of Credit Advances. The failure of any Tranche A Revolving Credit Lender to make the Letter of Credit Advance to be made by it on the date specified in Section 2.03(c) shall not relieve any other Tranche A Revolving Credit Lender of its obligation hereunder to make its Letter of Credit Advance on such date, but no Tranche A Revolving Credit Lender shall be responsible for the failure of any other Tranche A Revolving Credit Lender to make the Letter of Credit Advance to be made by such other Tranche A Revolving Credit Lender on such date.

                  SECTION 2.04. Repayment. (a) Tranche A Revolving Credit Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche A Revolving Credit Lenders on the Tranche A Termination Date the aggregate principal amount of the Tranche A Revolving Credit Advances then outstanding.

                  (b) Tranche B Revolving Credit Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Tranche B Revolving Credit Lenders on the Tranche B Termination Date the aggregate principal amount of the Tranche B Revolving Credit Advances then outstanding.

                  (c) Letter of Credit Advances. (i) The Borrower shall repay to the Administrative Agent for the account of the Issuing Bank and each other Tranche A Revolving Credit Lender that has made a Letter of Credit Advance on the Tranche A Termination Date the outstanding principal amount of each Letter of Credit Advance made by each of them; provided, however, that if the Borrower fails to deliver a L/C Certificate in respect of such Letter of Credit Advance on the Business Day following the date on which the Issuing Bank paid a draft drawn under a Letter of Credit which resulted in such Letter of Credit Advance, the Borrower shall repay such Letter of Credit Advance on demand.

                  (ii) The Obligations of the Borrower under this Agreement, any Letter of Credit Agreement and any other agreement or instrument relating to any Letter of Credit shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, such Letter of Credit Agreement and such other agreement or instrument under all circumstances, including, without limitation, the following circumstances:

                  (A) any lack of validity or enforceability of any Loan Document, any Letter of Credit Agreement, any Letter of Credit or any other agreement or instrument relating thereto (all of the foregoing being, collectively, the "L/C Related Documents");

                  (B) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations of the Borrower in respect of any L/C Related Document or any other amendment or waiver of or any consent to departure from all or any of the L/C Related Documents;

                  (C) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with the transactions contemplated by the L/C Related Documents or any unrelated transaction;

                  (D) any statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (E) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit;

                  (F) any exchange, release or non-perfection of any Collateral or other collateral, or any release or amendment or waiver of or consent to departure from any Guaranty or any other guarantee, for all or any of the Obligations of the Borrower in respect of the L/C Related Documents; or

                  (G) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including, without limitation, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

                  SECTION 2.05. Termination or Reduction of the Commitments.
(a) Optional. The Borrower shall have the right, upon at least three Business Days' prior notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the Letter of Credit Facility, the Unused Tranche A Revolving Credit Commitments and the Unused Tranche B Revolving Credit Commitments; provided that each partial reduction of a Facility (i) shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Facility.

                  (b) Mandatory. (i) On any date (A) on which a cash equity contribution is deposited in the Borrower Collateral Account as a result of a loan made by First Gibraltar to the Borrower Parent pursuant to the terms of the First Gibraltar Loan Agreement or on which a deposit of amounts paid under or in connection with any Related Documents is made to the Mafco Collateral Account or on which a deposit of amounts constituting Net Cash Proceeds from an Asset Sale is made to the Mafco Collateral Account and (B) either (I) a Default has occurred and is continuing, (II) the Borrower fails to deliver a Look-Forward Certificate or a Deposit Certificate with respect to such deposit in accordance with the terms of section 5.01(k) or (III) the Marvel IV Required Lenders determine, in their reasonable discretion, within 15 Business Days following the date of the receipt of the Look-Forward Certificate or within 2 Business Days following the date of the receipt of Deposit Certificate, as the case may be, referred to in clause (B)(II), that the pro forma amounts available to be loaned by First Gibraltar to Borrower Parent, together with amounts received by Mafco pursuant to or in connection with any Related Document, will be less than $8 million in any calendar quarter or will not be sufficient to pay interest on the Advances then outstanding, the Revolving Credit Facilities shall be automatically and permanently reduced by an amount equal to the excess of (x) the amount of such cash equity contribution or the amount on deposit in the Mafco Collateral Account, as the case may be, plus any interest on Collateral Investments made with such contribution or deposit over (y) the sum of the amount of interest and fees then due and payable in respect of the Facilities plus the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable. Each such reduction of the Facilities shall be applied ratably first to the Tranche A Revolving Credit Facility and second to the Tranche B Revolving Credit Facility. Each such reduction of a Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Facility. Any such amounts remaining after the foregoing application shall be applied as set forth in Section 2.05(b)(i) of the Term Credit Agreement.

                  (ii) The Revolving Credit Facilities shall be automatically and permanently reduced:

                  (A) on the date of receipt by any A Company of the Net Cash Proceeds of issuances, sales or liquidations of any capital stock (including any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock) of any A Company (other than (x) any Net Cash Proceeds in respect of any Asset Sale and (y) the preferred stock to be issued by FN Holdings in exchange for the preferred stock of FN Escrow upon consummation of the merger of

         FN Escrow with and into FN Holdings which preferred stock will be redeemed in full concurrently with or immediately after the consummation of such merger),

                  (B) on the date of receipt by any A Company of any dividends, other distributions or any loans or advances made in respect of the capital stock of any other A Company (other than FN Holdings and FN Parent) (provided that this clause (B) shall not apply to the receipt by any A Company of any dividends, other distributions or any loans or advances made in respect of all or any portion of the proceeds received by Mafco or any of its Subsidiaries from any Asset Sale or any sale, lease, transfer or other disposition specified in clauses (i) through (v) of the definition of "Asset Sale",

                  (C) on the date of receipt by any A Company of the proceeds of distributions, dividends or any loans or advances made on account of or as a result of the issuance, sale or liquidation of any capital stock (including any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock but excluding any Asset Sale) of, or the sale, issuance or incurrence of any Debt by, any Designated Operating Company, and

                  (D) on the date of receipt by any A Company of the Net Cash Proceeds from the sale, issuance or incurrence by any A Company of any Debt (other than any sale, issuance or incurrence by Revlon Holdings Inc. of any Debt to any of its Subsidiaries),

by an amount equal to the excess of (x) the amount so received (except, in each case, to the extent (1) required pursuant to the terms of any agreement or instruments relating to Debt existing on the date hereof or otherwise approved by the Marvel IV Required Lenders of any A Company or Designated Operating Company to prepay or redeem or purchase such Debt or (2) prohibited to be so applied by the terms of any agreement or instrument relating to Debt existing on the date hereof or otherwise approved by the Marvel IV Required Lenders of any A Company or Designated Operating Company) over (y) the sum of the amount of interest and fees then due and payable in respect of the Facilities plus the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable. Each such reduction of the Revolving Credit Facilities shall be applied ratably first to the Tranche A Revolving Credit Facility and second to the Tranche B Revolving Credit Facility. Each such reduction of a Revolving Credit Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Revolving Credit Facility. Any such amounts remaining after the foregoing application shall be applied as set forth in Section 2.05(b)(ii) of the Term Credit Agreement.

                  (iii) On the date of receipt by Mafco or any of its Subsidiaries (other than the Bank and its Subsidiaries) of the Net Cash Proceeds from the sale, transfer or other disposition of (x) all or any portion of the capital stock of the Bank (other than any issuance by the Bank or any Subsidiary of the Bank of capital stock) or (y) any asset of the Bank, the Revolving Credit Facilities shall be automatically and permanently reduced by an amount equal to the excess of (A) such Net Cash Proceeds (other than the portion of such Net Cash Proceeds required to be paid to the holders of the Class B common stock of FN Holdings and the holders of the FN Holdings Preferred Stock) over (B) the sum of the amount of interest and fees then due and payable in respect of the Facilities plus the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable. Each such reduction of the Revolving Credit Facilities shall be applied ratably first to the Tranche A Revolving Credit Facility and second to the Tranche B Revolving Credit Facility. Each such reduction of the Revolving Credit Facilities shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Revolving Credit Facility. Any Net Cash Proceeds remaining after the foregoing application shall be applied as set forth in
Section 2.05(b)(iii) of the Term Credit Agreement.

                  (iv) On the date of receipt by Mafco or any of its Subsidiaries, on or prior to the later of the Tranche B Termination Date and the Term Credit Agreement Termination Date, of the Net Cash Proceeds from any Asset Sale (other than the sale, disposal or other monetization of the News Corp. Preferred ADRs or the New Marvel Shares), the excess of (A) such Net Cash Proceeds over (B) the sum of the amount of interest and fees then due and payable in respect of the Facilities plus the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable shall be applied ratably first to the automatic and permanent reduction in full of the Tranche B Revolving Credit Facility and second to the prepayment of the Tranche A Revolving Credit Facility as set forth in Section 2.06(b)(iii). Each such reduction or prepayment of a Revolving Credit Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Revolving Credit Facility. Any Net Cash Proceeds remaining after the foregoing application shall be applied as set forth in Section 2.05(b)(iv) of the Term Credit Agreement.

                  (v) On the date of receipt by Mafco or any of its Subsidiaries, on or prior to the later of the Tranche B Termination Date and the Term Credit Agreement Termination Date, of the Net Cash Proceeds from the sale, disposal or other monetization of the News Corp. Preferred ADRs or the New Marvel Shares, the excess of (A) such Net Cash Proceeds over (B) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable plus (3) the aggregate amount paid (including the aggregate amount of interest, fees and expenses then due and payable in respect of the Term Facilities) from such Net Cash

Proceeds pursuant to the terms of Section 2.05(b)(v) of the Term Credit Agreement shall be applied first to the permanent reduction in full of the Tranche B Revolving Credit Facility and second to the prepayment of the Tranche A Revolving Credit Facility as set forth in Section 2.06(b)(iv). Each such reduction or prepayment of a Revolving Credit Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Revolving Credit Facility.

                  (vi) On and after the date (occurring after the later of the Tranche B Termination Date and the Term Credit Agreement Termination Date), on which Mafco and its Subsidiaries have received Net Cash Proceeds in an amount equal to the Asset Sale Threshold from Asset Sales, upon any Asset Sale in respect of which Mafco and its Subsidiaries have received Net Cash Proceeds (which, together with the aggregate amount of Net Cash Proceeds from and after the Effective Date from Asset Sales, exceeds the Asset Sale Threshold), the Tranche A Revolving Credit Facility shall be automatically and permanently reduced by an amount equal to the excess of (x) 50% of that portion of the Net Cash Proceeds in excess of the Asset Sale Threshold (after taking into account the aggregate amount of Net Cash Proceeds from and after the Effective Date from Asset Sales) from such Asset Sale over (y) the sum of the amount of interest and fees then due and payable in respect of the Facilities plus the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable. Each such reduction of the Tranche A Revolving Credit Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to the Tranche A Revolving Credit Facility.

                  (vii) On each date that an Event of Default set forth in
Section 6.01(a) shall have occurred and be continuing, the Revolving Credit Facilities shall be automatically and permanently reduced by an amount equal to the excess of (x) the amount on deposit in the Second Mafco Collateral Account over (y) the sum of the amount of interest and fees then due and payable in respect of the Facilities plus the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable. Each such reduction of the Revolving Credit Facilities shall be applied ratably first to the Tranche A Revolving Credit Facility and second to the Tranche B Revolving Credit Facility. Each such reduction of the Revolving Credit Facilities shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Revolving Credit Facility. Any amounts remaining on deposit in the Second Mafco Collateral Account after the foregoing application shall be applied as set forth in Section 2.05(b)(vi) of the Term Credit Agreement. If an Event of Default set forth in Section 6.01(a) shall occur and be continuing at the same time as an "Event of Default" set forth in Section 6.01(a) of the Term Credit Agreement shall occur and be continuing, such amount (less the sum of (1) the amount of interest and fees then due and payable in respect of the Term Facilities plus (2) the amount of expenses of the "Administrative Agent" under the Term Credit Agreement (including the reasonable fees and expenses of counsel to such

"Administrative Agent") then due and payable) shall be applied pro rata to the Revolving Credit Facilities and to the Debt under the Term Credit Agreement and such pro rata amount shall be applied to the Revolving Credit Facilities as set forth in this Section 2.05(b)(vii).

                  (viii) On each date that an "Event of Default" set forth in
Section 6.01(a) of the Term Credit Agreement shall occur and be continuing, the Revolving Credit Facilities shall be automatically and permanently reduced by an amount equal to the excess of (x) the amount on deposit in the Second Mafco Collateral Account over (y) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable plus (3) the aggregate amount paid (including the aggregate amount of interest, fees and expenses then due and payable in respect of the Term Facilities) from such amount on deposit pursuant to the terms of Section 2.05(b)(vii) of the Term Credit Agreement. Each such reduction of the Revolving Credit Facilities shall be applied ratably first to the Tranche A Revolving Credit Facility and second to the Tranche B Revolving Credit Facility. Each such reduction of the Revolving Credit Facilities shall be made ratably among the Appropriate Lenders in accordance with their Commitments with respect to such Revolving Credit Facility. If an "Event of Default" set forth in Section 6.01(a) of the Term Credit Agreement shall occur and be continuing at the same time as an Event of Default set forth in Section 6.01(a) shall occur and be continuing, such amount shall be applied pro rata to the Revolving Credit Facilities and to the Debt under the Term Credit Agreement and such pro rata amount shall be applied to the Revolving Credit Facilities as set forth in this Section 2.05(b)(viii).

                  (ix) The Letter of Credit Facility shall be permanently reduced from time to time on the date of each reduction in the Tranche A Revolving Credit Facility by the amount, if any, by which the Letter of Credit Facility exceeds the Tranche A Revolving Credit Facility after giving effect to such reduction of the Tranche A Revolving Credit Facility.

                  SECTION 2.06. Prepayments. (a) Optional. The Borrower may, upon at least one Business Day's notice to the Administrative Agent, in the case of Base Rate Advances, and three Business Days' notice to the Administrative Agent, in the case of Eurodollar Rate Advances, stating the proposed date, and the aggregate principal amount of the prepayment, and if such notice is given, the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount so prepaid; provided, however, that, with respect to any prepayment made in connection with the provisions of Section 7(o) of the Mafco Guaranty, no such notice shall be required; provided further that (x) each partial prepayment (other than a prepayment made in connection with the provisions of Section 7(o) of the Mafco Guaranty) shall be in an aggregate principal amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof (or, if the aggregate principal amount of all Advances that constitute part of such Borrowing is less, such aggregate principal amount) and (y) in the event any such prepayment of Eurodollar Rate Advances is not made on the last day of an Interest Period, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(b).

                  (b) Mandatory. (i) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Tranche A Revolving Credit Advances comprising part of the same Tranche A Revolving Credit Borrowing and the Letter of Credit Advances equal to the amount by which (A) the sum of aggregate principal amount of (x) the Tranche A Revolving Credit Advances and
(y) the Letter of Credit Advances then outstanding plus the aggregate Available Amount of all Letters of Credit then outstanding exceeds (B) the Tranche A Revolving Credit Facility on such Business Day.

                  (ii) The Borrower shall, on each Business Day, prepay an aggregate principal amount of the Tranche B Revolving Credit Advances comprising part of the same Tranche B Revolving Credit Borrowing equal to the amount by which the aggregate principal amount of the Tranche B Revolving Credit Advances then outstanding exceeds the Tranche B Revolving Credit Facility on such Business Day.

                  (iii) The Borrower shall, on the date of receipt by Mafco or any of its Subsidiaries, on or prior to the later of the Tranche B Termination Date and the Term Credit Agreement Termination Date, of the Net Cash Proceeds from any Asset Sale (other than the sale, disposal or other monetization of the News Corp. Preferred ADRs or the New Marvel Shares), prepay an aggregate principal amount of the Tranche A Revolving Credit Advances comprising part of the same Borrowings in an amount equal to the excess of (A) such Net Cash Proceeds over (B) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable plus (3) the aggregate principal amount of Tranche B Revolving Credit Advances prepaid pursuant to
Section 2.06(b)(ii) in connection with the permanent reduction of the Tranche B Revolving Credit Facility pursuant to Section 2.05(b)(iv) as a result of such Asset Sale. Immediately after giving effect to the foregoing prepayment, the lesser of (x) the Unused Tranche A Revolving Credit Commitments and (y) $50,000,000 shall be available solely to purchase Coleman Worldwide LYONS or to make the payment in cash of the exchange price to a holder of Coleman Worldwide LYONS in respect of such holder's Coleman Worldwide LYONS. Any Net Cash Proceeds remaining after the foregoing application shall be applied as set forth in Section 2.05(b)(iv) of the Term Credit Agreement.

                  (iv) The Borrower shall, on the date of receipt by Mafco or any of its Subsidiaries, on or prior to the later of the Tranche B Termination Date and the Term Credit Agreement Termination Date, of the Net Cash Proceeds from the sale, disposal or other monetization of the News Corp. Preferred ADRs or the New Marvel Shares, prepay an aggregate principal amount of the Tranche A Revolving Credit Advances comprising part of the same Borrowings in an amount equal to the lesser of (A) the excess of (x) such Net Cash Proceeds over (y) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable plus (3) the aggregate principal amount of Tranche B Revolving Credit Advances prepaid pursuant to Section 2.06(b)(ii) in connection with the permanent reduction of the Tranche B Revolving Credit Facility pursuant to Section 2.05(b)(v) as a result of such sale, disposal or other monetization plus (4) the aggregate amount paid (including the aggregate amount of interest, fees and expenses then due and payable in respect of the Term Facilities) from such Net Cash Proceeds pursuant to the terms of Section 2.05(b)(iv) of the Term Credit Agreement and (B) an amount up to $50,000,000 such that, after giving effect to such prepayment, the Unused Tranche A Revolving Credit Commitments shall equal $50,000,000. Immediately after giving effect to the foregoing prepayment, $50,000,000 of the Tranche A Revolving Credit Commitments shall be available solely to purchase Coleman Worldwide LYONS or to make the payment in cash of the exchange price to a holder of Coleman Worldwide LYONS in respect of such holder's Coleman Worldwide LYONS.

                  (v) The Borrower shall, on each Business Day, pay to the Administrative Agent for deposit in the L/C Cash Collateral Account an amount sufficient to cause the aggregate amount on deposit in such Collateral Account to equal the amount by which the aggregate Available Amount of all Letters of Credit then outstanding exceeds the Letter of Credit Facility on such Business Day.

                  (vi) The Borrower shall, on the first day of each Mandatory Clean-Down Period, prepay in full the Tranche A Revolving Credit Advances (other than an aggregate principal amount of Tranche A Revolving Credit Advances equal to the lesser of (x) $50,000,000 and (y) an amount equal to the LYONS Utilization on any day during such Mandatory Clean-Down Period) and the Letter of Credit Advances.

                  (vii) Prepayments of the Tranche A Revolving Credit Facility made pursuant to clause (i) or (vi) above shall be first, applied to prepay Letter of Credit Advances then outstanding until such Advances are paid in full and second, applied to prepay Tranche A Revolving Credit Advances then outstanding comprising part of the same Borrowings.

                  (viii) If, as a result of the making of any prepayment required to be made pursuant to this Section 2.06, the Borrower would incur costs pursuant to Section 8.04(b), the Borrower may deposit the amount of such prepayment with the Administrative Agent, for the benefit of the Lenders, in a cash collateral account, until the end of the applicable Interest Period at which time such payment shall be made. The Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a security interest in all amounts in which the Borrower has any right, title or interest which are from time to time on deposit in such cash collateral account and expressly waives all rights (which rights the Borrower hereby acknowledges and agrees are vested exclusively in the Administrative Agent) to exercise dominion or control over any such amounts.

                  SECTION 2.07.  Interest.   (a)  Ordinary Interest.  The
Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

                  (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus the Applicable Margin in effect from time to time, payable in arrears quarterly on the first Business Day of each March, June, September and December during such periods, commencing March 3, 1997, and on the date such Base Rate Advance shall be Converted or paid in full.

                  (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period.

                  (b) Default Interest. The Borrower shall pay on demand interest on the unpaid principal amount of each Advance that is not paid when due and on the unpaid amount of all interest, fees and other amounts then due and payable hereunder that is not paid when due from the due date thereof to the date paid, at a rate per annum equal at such time to (i) in the case of any amount of principal, 2% per annum above the rate of interest per annum required to be paid on such Advance immediately prior to the date on which such amount became due and payable and (ii) in the case of all other amounts, 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to Section 2.07(a)(i) above.

                  SECTION 2.08. Interest Rate Determination. (a) The Administrative Agent shall give prompt notice to the Borrower and each Lender of the applicable interest rate determined by the Administrative Agent for purposes of Section 2.07(a)(i) or (ii), and the applicable rate, if any, furnished by Citibank for the purpose of determining the applicable interest rate under Section 2.07(a)(i) or (ii).

                  (b) If Citibank cannot furnish timely information to the Administrative Agent for determining the Eurodollar Rate, the Administrative Agent shall forthwith notify the Borrower and each Lender that the interest rate cannot be determined for such Eurodollar Rate Advances, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that Citibank has determined that the circumstances causing such suspension no longer exist.

                  (c) If the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Eurodollar Rate Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their pro rata shares of such Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Required Lenders have determined that the circumstances causing such suspension no longer exist.

                  (d) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith notify the Borrower and the Appropriate Lenders and the Interest Period for such Eurodollar Rate Advances will be one month.

                  SECTION 2.09. Fees. (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of the Tranche A Revolving Credit Lenders a commitment fee on the average daily Unused Tranche A Revolving Credit Commitment of such Lender, from the date hereof, in the case of each Financial Institution, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, in the case of each other Lender, until the Tranche A Termination Date at a rate equal to 1-1/4% per annum, payable in arrears on the date of the initial Tranche A Revolving Credit Borrowing, thereafter quarterly on the first Business Day of each March, June, September and December commencing March 3, 1997 and on the Tranche A Termination Date. The Borrower further agrees to pay to the Administrative Agent for the account of the Tranche B Revolving Credit Lenders a commitment fee on the average daily Unused Tranche B Revolving Credit Commitment of such Lender, from the date hereof, in the case of each Financial Institution, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, in the case of each other Lender, until the Tranche B Termination Date at a rate equal to 1-1/4% per annum, payable in arrears on the date of the initial Tranche B Revolving Credit Borrowing, thereafter quarterly on the first Business Day of each March, June, September and December commencing March 3, 1997 and on the Tranche B Termination Date.

                  (b) Letter of Credit Fees, Etc. (i) The Borrower shall pay to the Administrative Agent for the account of each Tranche A Revolving Credit Lender a commission, payable in arrears quarterly on the first Business Day of each March, June, September and December, commencing March 3, 1997, and on the earliest to occur of the full drawing, expiration, termination or cancellation of any such Letter of Credit and on the Tranche A Termination Date, on such Lender's Pro Rata Share of the average daily aggregate Available Amount during such quarter of (A) all Standby Letters of Credit outstanding from time to time at the rate of 4-1/2% per annum and (B) all Trade Letters of Credit then outstanding at the rate of 4-1/2% per annum.

                  (ii) The Borrower shall pay to each Issuing Bank, for its own account, such commissions, issuance fees, fronting fees, transfer fees and other fees and charges in connection with the issuance or administration of each Letter of Credit as the Borrower and such Issuing Bank shall agree.

                  (c) Other Fees. The Borrower shall pay to the Administrative Agent for its own account such fees as are set forth in the fee letter dated November __, 1996 between Mafco and Citibank, as the same may be amended or otherwise modified from time to time.

                  SECTION 2.10. Increased Costs; Illegality. (a) Except as to taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto (it being understood that the Borrower shall not have any liability for any taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto, except as provided in Section 2.13), if, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance by any Lender Party with any guideline or request from any central bank or other governmental authority in any case introduced, changed, interpreted or requested after the date hereof (whether or not having the force of law), there shall be (x) imposed, modified or deemed applicable any reserve, special deposit or similar requirement against assets held by, or letters of credit or guarantees issued by, or deposits in or for the account of, any Lender Party or (y) imposed on any Lender Party any other condition relating to this Agreement or the Advances made by it or the issuance by it of Letters of Credit, and the result of any event referred to in clause (x) or
(y) shall be to increase the cost to such Lender Party of agreeing to make or making, funding or maintaining Eurodollar Rate Advances or of agreeing to issue or of issuing or maintaining Letters of Credit or of agreeing to make or of making or maintaining Letter of Credit Advances, then the Borrower shall from time to time, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent) made within 60 days after the first date on which such Lender Party has actual knowledge that it is entitled to make demand for payment under this Section 2.10(a), pay to the Administrative Agent for the account of such Lender Party additional amounts sufficient to compensate such Lender Party for such increased cost; provided, however, that if such

Lender Party fails to so notify the Borrower within such 60-day period, such increased cost shall commence accruing on such later date on which the Lender Party notifies the Borrower; provided further that, before making any such demand, such Lender Party agrees to use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender Party, be otherwise disadvantageous to such Lender Party. A certificate as to the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Lender Party, shall be conclusive and binding for all purposes, absent manifest error.

                  (b) If any Lender Party determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental or monetary authority in regard to capital adequacy (whether or not having the force of law) including, without limitation, any guideline contemplated by the report dated July 1988 entitled "International Convergence of Capital Management and Capital Standards" issued by the Bank Committee on Banking Regulations and Supervisory Practices, in any case in which such law, regulation, guideline or request became effective or was made after the date hereof, has or would have the effect of reducing the rate of return on the capital of, or maintained by, such Lender Party or any corporation controlling such Lender Party as a consequence of such Lender Party's Advances or Commitments hereunder or the issuance by it of any Letter of Credit and other commitments of this type, by increasing the amount of capital required or expected to be maintained by such Lender Party or any corporation controlling such Lender Party, to a level below that which such Lender Party or any corporation controlling such Lender Party could have achieved but for such adoption, effectiveness, change or compliance (taking into account such Lender Party's or such corporation's policies with respect to capital adequacy), then the Borrower shall, from time to time, pay such Lender Party, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent) made within 60 days after the first date on which such Lender Party has actual knowledge that it is entitled to make demand for payment under this Section 2.10(b) of such reduction in return, such additional amount as may be specified by such Lender Party as being sufficient to compensate such Lender Party for such reduction in return, to the extent that such Lender Party reasonably determines such reduction to be attributable to the existence of such Lender Party's commitment to lend or to issue Letters of Credit hereunder or to the issuance or maintenance of any Letters of Credit; provided, however, that if such Lender Party fails to so notify the Borrower within such 60-day period, such amounts shall commence accruing on such later date on which the Lender Party notifies the Borrower. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender Party shall be conclusive and binding for all purposes, absent manifest error.

                  (c) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, then, upon written notice by such Lender to the Borrower (with a copy to the Administrative Agent), (i) each Eurodollar Rate Advance under each Facility under which such Lender has a Commitment will automatically Convert into a Base Rate Advance and (ii) the obligation under each Facility under which such Lender has a Commitment to make, or to Convert Base Rate Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender shall designate a different Eurodollar Lending Office if the making of such a designation would avoid the need for giving such notice and demand, and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. For purposes of this Section 2.10(c), a notice to the Borrower by a Lender shall be effective with respect to any Eurodollar Rate Advance on the last day of the then current Interest Period for such Advance; provided, however, that, if it is not lawful for such Lender to maintain such Advance until the end of the Interest Period applicable thereto, then the notice to the Borrower shall be effective upon receipt by the Borrower.

                  SECTION 2.11. Conversion of Advances. (a) Optional. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than noon (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of
Section 2.08 and 2.10, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances, any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be subject to the limitation set forth in
Section 2.02(e) and in an amount not less than $5,000,000 and each Conversion of Advances comprising part of the same Borrowing under any Facility shall be made ratably among the Appropriate Lenders in accordance with their Commitments under such Facility. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion,
(ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances.

                  (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances.

                  (ii) Upon the occurrence and during the continuance of any Event of Default (or, in the case of any involuntary proceeding described in Section 6.01(e), a Default), (A) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (B) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

                  SECTION 2.12. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. Dollars to the Administrative Agent at the Administrative Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.10 or 2.13) to the Lender Parties for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender Party to such Lender Party for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(c), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender Party assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                  (b) The Borrower hereby authorizes each Lender Party, if and to the extent payment of principal, interest or fees owed to such Lender Party is not made when due hereunder or, in the case of a Lender under the Note or Notes held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender Party any amount so due.

                  (c) All computations of interest based on the Eurodollar Rate, the Base Rate or the Federal Funds Rate and of commitment fees and Letter of Credit commissions shall be made by the Administrative Agent, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                  (d) Whenever any payment hereunder or under any Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

                  (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender Party hereunder or under any Note that the Borrower will not make such payment in full, the Administrative Agent may assume, or at its option request confirmation from the Borrower, that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender Party on such due date an amount equal to the amount then due such Lender Party. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender Party shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender Party together with interest thereon, for each day from the date such amount is distributed to such Lender Party until the date such Lender Party repays such amount to the Administrative Agent, at the Federal Funds Rate.

                  (f) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds in respect of a Facility to each appropriate Lender Party ratably in accordance with such Lender Party's proportionate share of the principal amount of all outstanding Advances under such Facility, in repayment or prepayment of such of the outstanding Advances under such Facility or other Obligations owed to such Lender Party, and for application to such principal installments, as the Administrative Agent shall direct.

                  SECTION 2.13. Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with
Section 2.12, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender Party and the Administrative Agent, (i) taxes imposed on its income, and franchise taxes and backup withholding taxes imposed on it, by the United States or the jurisdiction under the laws of which such Lender Party or the Administrative Agent (as the case may be) is organized or any political subdivision or taxing authority thereof or therein, (ii) taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender Party's or, in either such case, the Administrative Agent's principal office or Applicable Lending Office or any political subdivision or taxing authority thereof or therein and
(iii) United States withholding tax payable with respect to payments hereunder under laws (including, without limitation any statute, treaty, ruling, determination or regulation) in effect on the Initial Date with respect to such Lender Party or the Administrative Agent, but not excluding any United States withholding tax payable as a result of any change in such laws occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender Party or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions of Taxes (including deductions of Taxes applicable to additional sums payable under this Section 2.13) such Lender Party or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions of Taxes been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law; provided, however, that any such Lender Party shall designate a different Applicable Lending Office if, in the judgment of such Lender Party, such designation would avoid the need for, or reduce the amount of, any Taxes required to be deducted from or in respect of any sum payable hereunder to such Lender Party or the Administrative Agent and would not, in the judgment of such Lender Party, be otherwise disadvantageous to such Lender Party.

                  (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

                  (c) The Borrower will indemnify each Lender Party and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.13) paid by such Lender Party or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto; provided that, in the event such Lender Party or the Administrative Agent, as the case may be, successfully contests the assessment of such Taxes or Other Taxes or any liability arising therefrom or with respect thereto, such Lender Party or the Administrative Agent shall refund, to the extent of any refund thereof made to such Lender Party or the Administrative Agent, any amounts paid by the Borrower under this Section 2.13(c) in respect of such Taxes, Other Taxes or liabilities arising therefrom or with respect thereto. Each Lender Party and the Administrative Agent agree that it will contest such Taxes, Other Taxes or liabilities if (i) the Borrower furnishes to it an opinion of reputable tax counsel acceptable to such Lender Party or the Administrative Agent to the effect that such Taxes or Other Taxes were wrongfully or illegally imposed and (ii) such Lender Party or the Administrative Agent determines, in its sole discretion, that it would not be disadvantaged or prejudiced in any manner whatsoever as a result of such contest. This indemnification shall be made within 30 days from the date such Lender Party or the Administrative Agent (as the case may be) makes written demand therefor.

                  (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 8.02, appropriate evidence of payment thereof. If no Taxes are payable in respect of any payment hereunder or under the Notes by the Borrower from an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, the Borrower will furnish to the Administrative Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes. For purposes of this Section 2.13, the terms "United States" and "United States person" shall have the meanings specified in
Section 7701 of the Code.

                  (e) Each Lender Party organized under the laws of a jurisdiction outside the United States and the Administrative Agent, if organized under the laws of a jurisdiction outside the United States, shall, on or prior to the Initial Date and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long thereafter as such Lender Party or the Administrative Agent remains lawfully able to do so), provide the Borrower and (in the case of any such Lender Party other than the Administrative Agent) the Administrative Agent with two duly completed copies of Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender Party or the Administrative Agent is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement or the Notes or certifying that the income receivable pursuant to this Agreement or the Notes is effectively connected with the conduct of a trade or business in the United States.

                  (f) For any period with respect to which the Administrative Agent or a Lender Party has failed to provide the Borrower with the appropriate forms described in subsection (e) above (other than if such failure is due to a change in law occurring after the date on which such person was originally required to provide such forms, or if such forms are otherwise not required under subsection (e) above), the Administrative Agent or such Lender Party shall not be entitled to increased payments or indemnification under subsection (a) or (c) above with respect to Taxes imposed by the United States; provided, however, that should the Administrative Agent or a Lender Party become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the Administrative Agent or such Lender Party shall reasonably request to assist the Lender Party to recover such Taxes if, in the judgment of the Borrower such steps would avoid the need for, or reduce the amount of, any Taxes required to be deducted from or in respect of any sum payable hereunder to the Administrative Agent or such Lender Party and would not, in the judgment of the Borrower, be disadvantageous to the Borrower.

                  (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this

Section 2.13 shall survive the payment in full of principal and interest hereunder and under the Notes.

                  (h) If a Lender Party shall change its Applicable Lending Office other than (i) at the request of the Borrower or (ii) at a time when such change would not result in this Section 2.13 requiring the Borrower to make a greater payment than if such change had not been made, such Lender Party shall not be entitled to receive any greater payment under this Section
2.13 than such Lender Party would have been entitled to receive had it not changed its Applicable Lending Office.

                  SECTION 2.14. Sharing of Payments, Etc. If any Lender Party shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances owing to it (other than pursuant to Section 2.10 or 2.13) in excess of its ratable share of payments on account of the Advances obtained by all the Lender Parties, such Lender Party shall forthwith purchase from the other Lender Parties such interests or participating interests in the Advances owing to them as shall be necessary to cause such purchasing Lender Party to share the excess payment ratably with each of them; provided, however, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender Party, such purchase from each Lender Party shall be rescinded and such Lender Party shall repay to the purchasing Lender Party the purchase price to the extent of such recovery together with an amount equal to such Lender Party's ratable share (according to the proportion of (i) the amount of such Lender Party's required repayment to (ii) the total amount so recovered from the purchasing Lender Party) of any interest or other amount paid or payable by the purchasing Lender Party in respect of the total amount so recovered. The Borrower agrees that any Lender Party so purchasing an interest or participating interest from another Lender Party pursuant to this Section 2.14 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender Party were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.

                  SECTION 2.15. Removal of Lender. In the event that any Lender Party demands payment of costs or additional amounts pursuant to
Section 2.10 or Section 2.13 or asserts pursuant to Section 2.10(c) that it is unlawful for such Lender Party to make Eurodollar Rate Advances, then (subject to such Lender Party's right to rescind such demand or assertion within 10 days after the notice from the Borrower referred to below) the Borrower may, upon 20 days' prior written notice to such Lender Party and the Administrative Agent, elect to cause such Lender Party to assign its Advances and Commitments in full to an assignee institution selected by the Borrower that meets the criteria of an Eligible Assignee and is reasonably satisfactory to the Administrative Agent, so long as such Lender Party receives payment in full in cash of the outstanding principal amount of all Advances made by it and all accrued and unpaid interest thereon and all other

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                                      65

amounts due and payable to such Lender Party as of the date of such assignment (including without limitation amounts owing pursuant to Section 2.10 or 2.13), and in such case such Lender Party agrees to make such assignment, and such assignee shall agree to accept such assignment and assume all obligations of such Lender Party hereunder, in accordance with Section 8.07.

                  SECTION 2.16. Defaulting Lender. (a) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set-off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the Obligation of such Defaulting Lender to make such Defaulted Advance. In the event that the Borrower shall so set-off and otherwise apply the Obligation of the Borrower to make any such payment against the Obligation of such Defaulting Lender to make any such Defaulted Advance on any date, the amount so set-off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on such date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. Such Advance shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. The Borrower shall notify the Administrative Agent at any time the Borrower reduces the amount of the Obligation of the Borrower to make any payment otherwise required to be made by it hereunder or under any other Loan Document as a result of the exercise by the Borrower of its right set forth in this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set-off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set-off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.16.

                  (b) In the event that, at any one time, (i) any Lender Party shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent, the Collateral Agent or any of the other Lender Parties and (iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lender Parties and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting Lender to the payment of each such Defaulted Amount up to the amount required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lender Parties, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lender Parties and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent, the Collateral Agent and the other Lender Parties, in the following order of priority:

                  (i) first, to the Administrative Agent and the Collateral Agent for any Defaulted Amounts then owing to the Administrative Agent and the Collateral Agent, ratably in accordance with such respective Defaulted Amounts then owing to the Administrative Agent and the Collateral Agent; and

                  (ii) second, to any other Lender Parties for any Defaulted Amounts then owing to such other Lender Parties, ratably in accordance with such respective Defaulted Amounts then owing to such other Lender Parties.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.16.

                  (c) In the event that, at any one time, (i) any Lender Party shall be Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent, the Collateral Agent or any other Lender Party shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower, the Collateral Agent or such other Lender Party shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with Citibank, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Citibank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time


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                                      67

shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent, the Collateral Agent or any other Lender Party, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

                  (i) first, to the Administrative Agent and the Collateral Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent and the Collateral Agent hereunder, ratably in accordance with such respective amounts then due and payable to the Administrative Agent and the Collateral Agent;

                  (ii) second, to any other Lender Parties for any amount then due and payable by such Defaulting Lender to such other Lender Parties hereunder, ratably in accordance with such respective amounts then due and payable to such other Lender Parties; and

                  (iii) third, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to the Commitment of such Defaulting Lender.

In the event that such Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Defaulting Lender shall be distributed by the Administrative Agent to such Defaulting Lender and applied by such Defaulting Lender to the Obligations owing to such Lender Party at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

                  (d) The rights and remedies against a Defaulting Lender under this Section 2.16 are in addition to other rights and remedies which the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and which the Administrative Agent, the Collateral Agent or any Lender Party may have against such Defaulting Lender with respect to any Defaulted Amount.

                                  ARTICLE III

                             CONDITIONS OF LENDING

                  SECTION 3.01. Conditions Precedent to Effective Date.
Article II hereof shall be effective on and as of the date (the "Effective Date"), on which each of the following conditions precedent shall have been satisfied or duly waived:

                  (a) There shall have been no adverse change since June 3, 1996 in the corporate and legal structure and capitalization of each A Company, each Designated Operating Company and the Bank, including the terms and conditions of the charter, bylaws and each class of capital stock of each such Person and of each agreement or instrument relating to such structure or capitalization, except as contemplated by existing consents, amendments and waivers delivered in connection with the Existing Credit Agreement; the Lenders shall be satisfied with the corporate and legal structure and capitalization of each of National Health Care Group Inc., Revlon Guarantor, Revlon Holdings Inc., Revlon Worldwide Corporation and Revlon, including the terms and conditions of the charter, by-laws and each class of capital stock of each such Person and of each agreement or instrument relating to such structure or capitalization.

                  (b) Before giving effect to the transactions contemplated by this Agreement, there shall have occurred no Material Adverse Change since December 31, 1995 relating to any of the Loan Parties, the FN Parties and the Designated Operating Companies.

                  (c) There shall exist no action, suit, investigation, litigation or proceeding affecting any of the Loan Parties, the FN Parties and the Designated Operating Companies pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to such Loan Party, such FN Party or such Designated Operating Company, as the case may be) or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document, any Related Document, any FN Document or the consummation of the transactions contemplated hereby and thereby.

                  (d) Nothing shall have come to the attention of the Lender Parties in respect of any of the A Companies, the Designated Operating Companies or the Bank that is inconsistent with or different from in any adverse respect any of the results of the due diligence investigations of such Persons conducted in connection with the Original Credit Agreement, the Second Credit Agreement, the Third Credit Agreement or the Existing Credit Agreement; the Lenders shall be satisfied with the results of their due diligence investigation of National Health Care Group Inc., Revlon Guarantor, Revlon Holdings Inc., Revlon Worldwide Corporation and Revlon; and the Lender Parties shall have been given such access to the management, records, books of account, contracts and properties of each A Company, each Designated Operating Company or the Bank as they shall have requested.

                  (e) The Borrower shall have paid all accrued fees of the Administrative Agent and the Lender Parties and all accrued expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent).

                  (f) The Lenders shall be satisfied that the Borrower has the ability to service the interest payments in respect of the Facilities.

                  (g) Ronald O. Perelman shall beneficially own at least a majority of the Voting Stock of Marvel.

                  (h) The Administrative Agent or the Collateral Agent, as the case may be, shall have received on or before the Effective Date the following, each dated as of the Effective Date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender Party:

                      (i) the Tranche A Revolving Credit Notes to the order of the Lenders;

                      (ii) the Tranche B Revolving Credit Notes to the order of the Lenders;

                      (iii) certified copies of the resolutions of the board of directors of the Borrower and each other Loan Party approving this Agreement, the Notes and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes and each other Loan Document;

                      (iv) a certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Agreement, the Notes and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder;

                       (v) a copy of a certificate of the Secretary of State of the state of incorporation of the Borrower, each other Loan Party, each Designated Operating Company and each other A Company, dated reasonably near the Effective Date, listing the charter of such Person and each amendment thereto on file in his office and certifying that (A) such amendments are the only amendments to such Person's charter on file in his office, (B) such Person has paid all franchise taxes to the date of such certificate and (C) such Person is duly incorporated or organized and in good standing under the laws of such state, and a copy of a certificate of corporate existence of the Bank, dated reasonably near the Effective Date from the Office of Thrift Supervision;

                           (vi) (A) a certificate of each A Company signed on
                  behalf of such Person by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (1) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in clause (v) above, (2) the absence of any amendments to the bylaws of such Person since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Section 3.01 or 3.02, as the case may be, of the Original Credit Agreement, (3) the due incorporation and good standing of such Person as a corporation under the laws of the relevant state of incorporation, and the absence of any proceeding for the dissolution or liquidation of such Person, (4) the truth in all material respects of the representations and warranties made by such Person contained in the Loan Documents as though made on and as of the Effective Date and (5) the absence of any event occurring and continuing, or resulting from the Effective Date, that constitutes a Default, (B) a certificate of Coleman Guarantor signed on behalf of Coleman Guarantor by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (1) the absence of any amendments to the charter of Coleman since the date of the Secretary of State's certificate referred to in clause
                  (v) above, (2) the absence of any amendments to the bylaws of Coleman since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Sections 3.01 and 3.02 of the Original Credit Agreement and (3) the due incorporation and good standing of Coleman as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of Coleman,
                  (C) a certificate of the Borrower signed on behalf of the Borrower by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective
                  Date), certifying as to (1) the absence of any amendments to the charter of Marvel since the date of the Secretary of State's certificate referred to in clause (v) above, (2) the absence of any amendments to the bylaws of Marvel since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Sections 3.01 and 3.02 of the Original Credit Agreement, and (3) the due incorporation and good standing of Marvel as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of Marvel, (D) a certificate of New World Guarantor signed on behalf of New World Guarantor by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (1) the absence of any amendments to the charter of New World since the date of the Secretary of State's certificate referred to in clause
                  (v) above, (2) the absence of any amendments to the bylaws of New World since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Section 3.02 of the Original Credit Agreement and (3) the due incorporation and good standing of New World as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of New World, and (E) a certificate of C&F Guarantor signed on behalf of C&F Guarantor by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (1) the absence of any amendments to the charter of MCG since the date of the Secretary of State's certificate referred to in clause (v) above, (2) the absence of any amendments to the bylaws of MCG since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Section
                  3.01 of the Third Credit Agreement and (3) the due incorporation and good standing of MCG as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of MCG;

                           (vii) a certificate of Mafco to the effect (A) that
                  no information provided by Mafco or any Subsidiary of Mafco to the Administrative Agent or any Lender in connection with the Original Credit Agreement, the Second Credit Agreement, the Third Credit Agreement, the Existing Credit Agreement or this Agreement, as such information has been amended, supplemented or superseded by any other information delivered to the same parties receiving such information contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading except that, as to any financial model included therein, such certificate shall be limited to a statement that such model was prepared in good faith by Mafco's or such Subsidiary's management based on assumptions believed to be reasonable when made and may be further qualified by a statement to the effect that because assumptions as to future results are inherently subject to uncertainty and contingencies beyond Mafco's or such Subsidiary's control, actual results of Mafco or such Subsidiary may be higher or lower, (B) the Mafco Guaranty is in full force and effect on the Effective Date, (C) that other than the agreements referenced in Section 3.01(h)(xi), the charter documents of each A Company and each FN Party, the Loan Documents and the Related Documents, there is no other agreement, contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any A Company or any FN Party that imposes any material Obligation or any material restriction on any A Company or any FN Party, (D) that the agreements referenced in Section 3.01(h)(xi) are the only agreements, contracts, loan agreements, indentures, mortgages, deeds of trust, leases or other instruments (1) evidencing Debt of any Designated Operating Company or any of their Subsidiaries outstanding on the Effective Date, (2) governing the terms of Debt of any Designated Operating Company or any of their Subsidiaries outstanding on the Effective Date, or (3) containing any commitment or other agreement by any Person to extend credit that would constitute Debt to any Designated Operating Company or any of their Subsidiaries, in each case that imposes or will impose material Obligations or material restrictions on any Designated Operating Company and its Subsidiaries taken as a whole and
                  (E) that there is no other agreement or contract binding on or affecting any Designated Operating Company or any of their Subsidiaries that contains provisions that would restrict any Loan Party from performing or that would impair the ability of any Loan Party to perform, any of the obligations of such Loan Party under the Loan Documents;

                           (viii) the Mafco Security Agreement in
                  substantially the form of Exhibit D-1 duly executed by Mafco, the Borrower Security Agreement in substantially the form of Exhibit D-2 duly executed by the Borrower, and the Borrower Parent Security Agreement in substantially the form of Exhibit D-3 duly executed by Borrower Parent, in each case together with evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by such Security Agreement have been taken, together with:

                                    (1) acknowledgement copies or stamped
                           receipt copies of proper amendments to the financing statements previously filed in connection with each Security Agreement; and

                                    (2) evidence that all other action that
                           the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by each Security Agreement;

                           (ix) the Mafco Guaranty in substantially the form
                  of Exhibit E-1, duly executed by Mafco, the Borrower Parent Guaranty in substantially the form of Exhibit E-2, duly executed by Borrower Parent, the C&F Guaranty in substantially the form of Exhibit E-3, duly executed by the C&F Guarantor, the Cigar Guaranty in substantially the form of Exhibit E-4, duly executed by Cigar Guarantor, the Coleman Guaranty in substantially the form of Exhibit E-5, duly executed by Coleman Guarantor, the Flavors Guaranty in substantially the form of Exhibit E-6, duly executed by Flavors Guarantor, and the New World Guaranty in substantially the form of Exhibit E-7, duly executed by New World Guarantor;

                           (x) the C&F Pledge Agreement in substantially the
                  form of Exhibit F-1, duly executed by C&F Guarantor, the Cigar Pledge Agreement in substantially the form of Exhibit F-2, duly executed by Cigar Guarantor, the Coleman Pledge Agreement in substantially the form of Exhibit F-3, duly executed by Coleman Guarantor, the Coleman Worldwide Pledge Agreement in substantially the form of Exhibit F-4, duly executed by Coleman Worldwide, the Flavors Pledge Agreement in substantially the form of Exhibit F-5, duly executed by Flavors Guarantor, the Four Star Pledge Agreement in substantially the form of Exhibit F-6, duly executed by Four Star, the Mafco Pledge Agreement in substantially the form of Exhibit F-7, duly executed by Mafco, the M&F Pledge Agreement in substantially the form of Exhibit F-8, duly executed by M&F, the New Coleman Pledge Agreement in substantially the form of Exhibit F-9, duly executed by New Coleman, the New World Pledge Agreement in substantially the form of Exhibit F-10, duly executed by New World Guarantor, and the Second Andrews Pledge Agreement in substantially the form of Exhibit F-11, duly executed by Andrews, together with:

                                    (1) acknowledgment copies or stamped
                           receipt copies of proper amendments to the financing statements previously filed in connection with each Pledge Agreement, in form and substance satisfactory to the Administrative Agent,

                                    (2)     completed requests for information,
                           dated on or before the Effective Date, listing the financing statements referred to in clause(1) above,

                                    (3)     in the case of the Second Andrews
                           Pledge Agreement, copies of the News Corp. Contract, and

                                    (4)     evidence that all other action that
                           the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by the each Pledge Agreement has been taken;

                           (xi) a certificate of Mafco to the effect that,
                  other than the agreements delivered to the Administrative Agent pursuant to Section 3.01(g)(xii)(B) and Section 3.02(i)(xi)(B) of the Original Credit Agreement and other than as specified in and delivered pursuant to such certificate and the certificate of Mafco delivered pursuant to Section 3.01(f)(x) of the Second Credit Agreement,
                  Section 3.01(f)(ix) of the Third Credit Agreement and
                  Section 3.01(f)(x) of the Existing Credit Agreement, there is no other contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument (1) evidencing Debt of any A Company, (2) governing the terms of Debt of any A Company, or (3) containing any commitment or other agreement by any Person to extend credit that would constitute Debt to any A Company or any Designated Operating Company or any of its Subsidiaries, in each case that imposes any material obligation or any material restriction on any A Company or any Designated Operating Company and its Subsidiaries, taken as a whole;

                           (xii) such financial, business and other
                  information regarding each Loan Party and their Subsidiaries as the Lender Parties shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under ERISA and Welfare Plans, collective bargaining agreements and other arrangements with employees, annual financial statements of the Bank dated December 31, 1995, interim financial statements of the Bank dated the end of the most recent fiscal quarter for which financial statements are available, pro forma financial statements as to the Borrower, and forecasts prepared by management of the Bank, in form and substance satisfactory to the Lender Parties, of balance sheets, income statements and cash flow statements of the Bank on a quarterly basis for the term of the Tranche A Revolving Credit Facility;

                           (xiii) certified copies of (A) an amendment and
                  restatement (each in form and substance satisfactory to the Lender Parties) of the voting trust agreement relating to the capital stock of the Borrower, the Borrower Parent,

                  C&F Guarantor, Cigar Guarantor, Coleman Guarantor, Flavors Guarantor, New World Guarantor, FG Guarantor and First Gibraltar and (B) the Term Credit Agreement;

                           (xiv) copies of the Equity Contribution Agreement,
                  duly executed by the Borrower and Borrower Parent, in substantially the form of Exhibit G, and the First Gibraltar Loan Agreement, duly executed by First Gibraltar and Borrower Parent, in substantially the form of Exhibit H;

                           (xv) a letter, in form and substance satisfactory
                  to the Administrative Agent, from Mafco to Ernst & Young, independent certified public accountants, advising such accountants that the Administrative Agent and the Lender Parties have relied upon the financial statements of Coleman, New World and MCG in determining whether to enter into the Loan Documents and have been authorized to exercise all rights of Mafco to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to such Persons and their Subsidiaries and directing such accountants to comply with any reasonable request of the Administrative Agent or any Lender Party for such information;

                           (xvi) a letter, in form and substance satisfactory
                  to the Administrative Agent, from the Bank to KPMG Peat Marwick, independent certified public accountants, advising such accountants that the Administrative Agent and the Lender Parties have relied upon the financial statements of the Bank in determining whether to enter into the Loan Documents and have been authorized to exercise all rights of the Bank to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to the Bank and its Subsidiaries and directing such accountants to comply with any reasonable request of the Administrative Agent or any Lender Party for such information;

                           (xvii) favorable opinions of counsel to Mafco
                  reasonably satisfactory to the Lender Parties, in form and substance reasonably satisfactory to the Lender Parties;

                           (xviii) a favorable opinion of Shearman & Sterling,
                  counsel for the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent; and

                           (xix) such other information, approvals, opinions
                  or other documents as the Administrative Agent may reasonably request.

                  SECTION 3.02. Conditions Precedent to Each Borrowing and Issuance. The obligation of each Lender to make an Advance (other than a Letter of Credit Advance made by the Issuing Bank or a Lender pursuant to
Section 2.03(c)) on the occasion of each Borrowing (including the initial Borrowing), and the obligation of the Issuing Bank to issue a Letter of Credit (including the initial issuance) or renew a Letter of Credit and the right of the Borrower to request the issuance or renewal of a Letter of Credit, shall be subject to the further conditions precedent that on the date of such Borrowing or issuance (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing or Notice of Issuance and the acceptance by the Borrower of the proceeds of such Borrowing or of such Letter of Credit or the renewal of such Letter of Credit shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing or issuance or renewal such statements are true):

                  (i) The representations and warranties contained in the Loan Documents are correct in all material respects on and as of such date, before and after giving effect to such Borrowing or issuance and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; and

                  (ii) No event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, which constitutes a Default,

(b) the Borrower shall, on the seventh Business Day prior to the date of such Borrowing or issuance, deliver to the Administrative Agent either (1) a Look-Forward Certificate or (2) a Deposit Certificate if a Look-Forward Certificate has been delivered to the Administrative Agent within 90 days prior to the date of such Borrowing or issuance, and the Required Lenders shall not have determined, within 4 Business Days following the date of receipt of such Look-Forward Certificate or Deposit Certificate, as the case may be, in their reasonable discretion, that the pro forma amounts available to be loaned by First Gibraltar to Borrower Parent, together with amounts received by Mafco pursuant to or in connection with any Related Document, will be less than $8 million in any calendar quarter or will not be sufficient to pay interest on the Advances then outstanding, (c) in the case of the first Borrowing after the New Marvel Shares have been pledged pursuant to the Loan Documents and the "Loan Documents" under the Term Credit Agreement, the Borrower shall have delivered to the Administrative Agent an appropriately completed Federal Reserve Form U-1 for each Lender and (d) the Administrative Agent shall have received such other certificates, opinions and other documents as any Lender Party through the Administrative Agent may reasonably request in order to confirm (i) the accuracy of the Borrower's representations and

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                                      77

warranties, (ii) the Borrower's timely compliance with the terms, covenants and agreements set forth in this Agreement, and (iii) the absence of any Default.

                  SECTION 3.03. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender Party shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender Parties unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender Party prior to the earlier of the initial Borrowing or the initial issuance of a Letter of Credit specifying its objection thereto and if such earlier event consists of a Borrowing, such Lender Party shall not have made available to the Administrative Agent such Lender Party's ratable portion of such Borrowing.


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

                  SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

                  (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower) and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable and is owned by the Borrower Parent free and clear of all Liens except for the Liens created by the Collateral Documents.

                  (b) Set forth on Schedule II hereto is a complete and accurate list relating to the Borrower, showing as of the date hereof the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by Borrower Parent and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof.



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                                      78


                  (c) The execution, delivery and performance by the Borrower of this Agreement, the Notes, each Loan Document and each Related Document to which it is or is to be a party and the consummation by the Borrower of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Exchange Act), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, contract, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries (other than any Subsidiaries of the Borrower) or any of its or their properties, the effect of which conflict, breach or default is reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower) or
         (iv) except for the liens created by the Collateral Documents, the voting trust agreements (other than the voting trust agreements relating to the capital stock of FN Holdings and FN Parent) referred to in Sections 3.01(g)(xvi) and 3.02(i)(xv) of the Original Credit Agreement, the Amended and Restated Voting Trust Agreement dated as of December 16, 1996 among The Bank of New York, the Cigar Guarantor, C&F Guarantor and the Collateral Agent, the Amended and Restated Voting Trust Agreement dated as of December 16, 1996 among The Bank of New York, the Flavors Guarantor, C&F Guarantor and the Collateral Agent, the Amended and Restated Voting Trust Agreement dated as of December 16 , 1996 among Trans Network Insurance Services Inc., FG Guarantor, The Bank of New York and the Collateral Agent, the Second Amended and Restated Voting Trust Agreement dated as of December 16, 1996 among FG Guarantor, First Gibraltar, The Bank of New York and the Collateral Agent and the voting trust agreement to be entered into (on or prior to the Revlon Inclusion Date) by Revlon Finance Corporation, Revlon Guarantor, The Bank of New York and the Collateral Agent, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries (other than the Subsidiaries of the Borrower). The Borrower is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower).

                  (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution, delivery and performance by the Borrower of this Agreement or the Notes or any other Loan Document or any Related Document to which it is or is to be a



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                                      79

         party or for the consummation of the transactions contemplated hereby, (ii) the grant by the Borrower of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender Party of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the filing of financing statements in accordance with Sections 3.01 and 3.02 of the Original Credit Agreement, Section 3.01(f)(vii) and (viii) of the Second Credit Agreement, Section 3.01(f)(vii) of the Third Credit Agreement,
         Section 3.01(f)(ix) of the Existing Credit Agreement and the filing of amendments to financing statements in accordance with Section 3.01 and except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally; provided, however, that no representation or warranty is made as to any consent of, authorization, approval or other action by, or notice to or filing with, any banking agency or regulatory body applicable to the Administrative Agent, the Collateral Agent, the Syndication Agent or the Documentation Agent.

                  (e) This Agreement has been, and each of the Notes, each other Loan Document to which the Borrower is a party when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and each of the Notes and each other Loan Document to which the Borrower is a party when delivered hereunder will be, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally.

                  (f) The Consolidated and consolidating balance sheets of Marvel III and its Subsidiaries as at December 31, 1995, and the related Consolidated and consolidating statements of income and cash flows of Marvel III and its Subsidiaries for the fiscal year then ended, accompanied, in the case of the aforementioned Consolidated balance sheets and related Consolidated statements of income and cash flows, by an opinion of Ernst & Young, independent public accountants, and the Consolidated and consolidating balance sheets of Marvel III and its Subsidiaries as at September 30, 1996, and the related Consolidated and consolidating statements of income and cash flows of Marvel III and its Subsidiaries for the nine months then ended, duly certified by the chief financial officer of Marvel III, copies of which have been furnished to each Lender Party, fairly present, subject, in the case of said balance sheets as at September 30, 1996, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated and consolidating financial condition of Marvel III and its Subsidiaries as at such dates and the Consolidated and consolidating results of the operations of Marvel III and its

         Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis.

                  (g) There is no pending or threatened action, proceeding, governmental investigation or arbitration affecting any Loan Party, the Bank or any of their Subsidiaries (other than any Subsidiary of the Borrower ) before any court, governmental agency or arbitrator, which is reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to such Loan Party or the Bank, as the case may be) or that purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby or thereby.

                  (h) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of any Advance or drawings under any Letter of Credit will be used to purchase or carry any Margin Stock (other than the Coleman Worldwide LYONS, common stock of Coleman or the New Marvel Shares), or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

                  (i) No proceeds of any Advance or drawings under any Letter of Credit will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Exchange Act (other than the Coleman Worldwide LYONS, common stock of Coleman and the New Marvel Shares).

                  (j) The Borrower and its ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA and the Code with respect to each Plan thereof. No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of the Borrower or any of its ERISA Affiliates. The amount of all Unfunded Pension Liabilities under all Plans of the Borrower and its ERISA Affiliates does not exceed $60,000,000. None of the Borrower or any of its ERISA Affiliates has made contributions or incurred any Withdrawal Liability to any Multiemployer Plan within the past five years, and it is not reasonably expected that such contributions shall be made or required or that such liability shall be incurred in any such case in amounts or under circumstances that would be reasonably likely to result in a material liability to the Borrower or any of its ERISA Affiliates. Schedule B (Actuarial Information) to the 1995 annual report (Form 5500 Series) for each Plan of the Borrower and each of its ERISA Affiliates, copies of which have been filed with the Internal Revenue Service and furnished or made available to the Lender Parties, is complete and accurate in all material respects and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status. The obligations of the Borrower and its Subsidiaries for post-retirement benefits to be provided under Plans which are welfare benefit plans (as defined in Section 3(l) of ERISA) are not reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to the Borrower).

                  (k) The operations and properties of the Borrower are in substantial compliance with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of the Borrower and the Borrower is in compliance with all such Environmental Permits, except, as to all of the above, where the failure to do so would not be reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to the Borrower); and no circumstances exist that are reasonably likely to (i) form the basis of an Environmental Action against the Borrower or any of its properties or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would, in the case of either (i) or (ii) above, be reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to the Borrower).

                  (l) The Borrower has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

                  (m) The Borrower is not an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the issuance of any Letters of Credit, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

                  (n)      The Borrower is Solvent.

                  (o) Set forth on Schedule III hereto is a complete and accurate list of all Debt (other than intercompany Debt, Debt under the Loan Documents and Debt under the Term Credit Agreement and the "Loan Documents" referred to therein) of the Borrower as of the date hereof, showing as of the date hereof the principal amount outstanding thereunder; and there is no other agreement, contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower that imposes any material Obligation or material restriction on the Borrower.

                  (p) Set forth on Schedule IV hereto is a complete and accurate list of all Investments held by the Borrower as of the date hereof, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

                  SECTION 4.02. Representations and Warranties Applicable to Marvel. During the Marvel Inclusion Period, the representations and warranties contained in Section 4.01(g), (k), (l) and (m) and in the last sentence of
Section 4.01(c) shall be deemed to also cover Marvel and its Subsidiaries as if such Persons were explicitly referred to in such Sections.


                                   ARTICLE V

                           COVENANTS OF THE BORROWER

                  SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will:

                  (a) Compliance with Laws, Etc. Comply, and, during the Marvel Inclusion Period, cause Marvel and each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith), the failure to comply with which would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower).

                  (b) Compliance with Environmental Laws. Comply and, during the Marvel Inclusion Period, cause Marvel and each of its Subsidiaries and all lessees and all other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause, during the Marvel Inclusion Period, Marvel and each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that the Borrower and, during the Marvel Inclusion Period, Marvel and its Subsidiaries shall not be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

                  (c) Maintenance of Insurance. Maintain, and, during the Marvel Inclusion Period, cause Marvel and each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower, Marvel or such Subsidiary operates.

                  (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and, during the Marvel Inclusion Period, cause Marvel to preserve and maintain, its corporate existence, rights (charter and statutory) and franchises; provided, however, that neither the Borrower nor Marvel shall be required to preserve any of its rights or franchises if the Board of Directors of the Borrower (or, in the case of Marvel, the executive committee of the Board of Directors of Marvel) shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or Marvel, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, Marvel or the Lender Parties.

                  (e) Visitation Rights. At any reasonable time and from time to time, upon reasonable prior notice permit the Administrative Agent or any of the Lender Parties or any agents or representatives thereof, to the extent reasonably requested to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and, during the Marvel Inclusion Period, Marvel and its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and, during the Marvel Inclusion Period, Marvel and its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

                  (f) Keeping of Books. Keep, and cause, during the Marvel Inclusion Period, Marvel and each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower, Marvel and each such Subsidiary to the extent necessary to permit the preparation of the financial statements required to be delivered hereunder.

                  (g) Maintenance of Properties, Etc. Maintain and preserve, and cause, during the Marvel Inclusion Period, Marvel and each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.




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                                      84

                  (h) Termination of Financing Statements. Upon the request of the Administrative Agent, and at the expense of the Borrower, within 10 days after such request, furnish to the Administrative Agent proper termination statements on Form UCC-3 covering such financing statements as the Administrative Agent may reasonably request that were listed in the completed requests for information referred to in
         Section 3.01(h)(x)(4).

                  (i) Collateral Account. Maintain the Borrower Collateral Account and the L/C Cash Collateral Account with Citibank pursuant to the terms of the Borrower Security Agreement.

                  (j) Reporting Requirements. Furnish to the Lender Parties through the Administrative Agent:

                           (i) as soon as available and in any event within 50
                  days after the end of each of the first three quarters of each fiscal year of the Borrower, Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated statements of earnings, cash flows and stockholders' equity of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified (subject to normal year-end audit adjustment and the absence of footnotes) on behalf of the Borrower by the chief financial officer of the Borrower;

                           (ii) as soon as available and in any event within
                  105 days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, containing financial statements for such year certified in a manner reasonably acceptable to the Marvel IV Required Lenders by Ernst & Young or other independent public accountants reasonably acceptable to the Marvel IV Required Lenders;

                           (iii) together with each delivery of financial
                  statements pursuant to clauses (i) and (ii) above, a certificate executed on behalf of the Borrower by a senior officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto;

                           (iv) as soon as possible and in any event within
                  five days after knowledge of the occurrence of each Default continuing on the date of such statement, a statement executed on behalf of the Borrower by the chief financial officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

                           (v) as soon as available and in any event no later
                  than February 1 of each fiscal year of the Bank, forecasts prepared by management of the Bank, in form satisfactory to the Administrative Agent, of balance sheets and income statements on a quarterly basis for the term of the Facilities;

                           (vi) promptly after the sending or filing thereof,
                  copies of any filings and statements that the Borrower or any Subsidiary of the Borrower files with the Securities and Exchange Commission or any national securities exchange;

                           (vii) promptly and in any event within (A) thirty
                  days after the Borrower knows or has reason to know that any ERISA Event with respect to the Borrower or any of its ERISA Affiliates has occurred, a statement describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate proposes to take with respect thereto, (B) thirty days either after receipt thereof by the Borrower or after the Borrower knows or has reason to know of the receipt thereof by any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of the Borrower or any of its ERISA Affiliates, a copy of each notice received by any such Person concerning the imposition of Withdrawal Liability upon such Person, the reorganization or termination of such Multiemployer Plan, or the amount of the liability incurred, or that may be incurred, by the Borrower or any of its ERISA Affiliates in connection with any such event and (C) ten Business Days either after receipt thereof by the Borrower or after the Borrower knows or has reason to know of the receipt thereof by any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan of the Borrower or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan, provided that in the case of any event described in clauses (A), (B) or (C) hereof, such event shall have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower);

                           (viii) in the event of any change in GAAP from the
                  date of the annual financial statements referred to in
                  Section 4.01(f) and upon delivery of any financial statement required to be furnished under clauses (i) or (ii) of this
                  Section 5.01(j), a statement of reconciliation conforming any information contained in such financial statement with GAAP as in effect on the date of the annual financial statements referred to in Section 4.01(f);

                           (ix) promptly upon any officer of the Borrower
                  obtaining knowledge thereof, written notice of (A) the institution or non-frivolous threat of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower or any of its Subsidiaries or any property of the Borrower or any of its Subsidiaries (any such action, suit, proceeding, investigation or arbitration being a "Proceeding") or (B) any material development in any Proceeding that is already pending, where such Proceeding or development has not previously been disclosed by the Borrower hereunder and would be reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition of Material Adverse Effect, the term "Person" shall refer to the Borrower); together in each case with such other information as any Lender through the Administrative Agent may reasonably request to enable the Lenders and their counsel to evaluate such matters;

                           (x) promptly after the furnishing thereof, copies
                  of any statement or report furnished to any other holder of the securities of the Borrower or, during the Marvel Inclusion Period, of Marvel or of any Subsidiary of Marvel pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 5.01(j);

                           (xi) promptly upon receipt thereof, copies of all
                  notices, requests and other documents received by any Loan Party or any Subsidiary of any Loan Party under or pursuant to any Related Document and, from time to time upon request by the Administrative Agent, such information and reports regarding the Related Documents as the Administrative Agent may reasonably request;

                           (xii) within 10 days after receipt, copies of all
                  Revenue Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth positive adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member aggregating $5,000,000 or more;

                           (xiii) promptly, and in any event within five
                  Business Days after the due date (with extensions) for filing the final Federal income tax return in respect of each taxable year, a certificate of the Borrower (a "Tax Certificate"), signed on behalf of the Borrower by the President or the chief financial officer of the Borrower, stating that the common parent of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member has paid to the Internal




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                                      87

                  Revenue Service or other taxing authority the full amount that such affiliated group is required to pay in respect of Federal income tax for such year;

                           (xiv) promptly after the occurrence thereof, notice
                  of any condition or occurrence on any property of the Borrower or, during the Marvel Inclusion Period, Marvel or any Subsidiary of Marvel that results in a material noncompliance by the Borrower, Marvel or any of Marvel's Subsidiaries with any Environmental Law or Environmental Permit or would be reasonably likely to (i) form the basis of an Environmental Action against the Borrower, Marvel or any of Marvel's Subsidiaries or any such property that would be reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition of Material Adverse Effect, the term "Person" shall refer to the Borrower) or
                  (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or Environmental Permit or would be reasonably likely to (i) form the basis of an Environmental Action against the Borrower, Marvel or any of Marvel's Subsidiaries or such property that could have a Material Adverse Effect (in the case of clause (a) of the definition of Material Adverse Effect, the term "Person" shall refer to the Borrower);

                           (xv) promptly after any deposit in the Borrower
                  Collateral Account, a certificate signed on behalf of the Borrower by the president or chief financial officer of the Borrower, stating the amount of such deposit and the source of the funds of such deposit, together with a schedule in form and substance reasonably satisfactory to the Administrative Agent setting forth in reasonable detail the computations and other information on which the amount and source of such deposit were determined; and

                           (xvi) such other information respecting the
                  condition (financial or otherwise), operations, assets or business of the Borrower or any of its Subsidiaries as any Lender Party through the Administrative Agent may from time to time reasonably request.

                  (k) Look-Forward Certificate. With respect to each deposit (other than of income or proceeds of Collateral Investments) to the Collateral Accounts (other than the Second Mafco Collateral Account and the L/C Cash Collateral Account), the Borrower shall, within 15 Business Days prior to the date of such deposit or within five Business Days after the date of such deposit, deliver a certificate (the "Look-Forward Certificate") to the Administrative Agent stating that the pro forma amounts available to be loaned by First Gibraltar to Borrower Parent, together with amounts received by Mafco pursuant to or in connection with any Related Document, will not be less than $8 million in any calendar quarter and will not be insufficient to pay



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                                      88

         interest on the Advances then outstanding, together with a schedule in form reasonably satisfactory to the Administrative Agent setting forth in reasonable detail the computations, assumptions and other information on which such certification is based) (taking into account, among other things, the Bank's performance to date, the quality of the Bank's assets and the presence of any agreement with the Bank's regulators including, but not limited to, an agreement relating to capital, asset quality, dividends or management); provided, however, that, notwithstanding the foregoing, if a Look-Forward Certificate has been delivered to the Administrative Agent within 90 days prior to a deposit in the Mafco Collateral Account of amounts paid under or in connection with any Related Document or Asset Sale, the Borrower may, instead of delivering a Look-Forward Certificate to the Administrative Agent, deliver a certificate (a "Deposit Certificate") to the Administrative Agent, within 15 Business Days prior to the date of such deposit or within five Business Days after the date of such deposit, stating that (x) there has been no adverse change in (1) the financial condition of each of the Bank and Mafco and its Subsidiaries, taken as a whole, since the date of the last Look-Forward Certificate that was delivered to the Administrative Agent or (2) the projections contained in such Look-Forward Certificate and (y) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  (l) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates (other than the Borrower or any of its Subsidiaries) on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate; provided, however, that for purposes of this Section 5.01(l), the term "Affiliate" shall not include any officer or director of the Borrower or such Subsidiary, as the case may be, who does not possess directly or indirectly the power to vote 5% or more of the Voting Stock of the Borrower or its Subsidiaries; provided further that nothing in this Section 5.01(l) shall restrict the performance by the parties to (i) the Tax Sharing Agreement dated as of April 22, 1993 between Mafco and Marvel Holdings Inc., (ii) the Tax Sharing Agreement dated as of October 20, 1993 between Mafco and Marvel (Parent) Holdings Inc. and (iii) the Amended and Restated Tax Sharing Agreement dated as of January 1, 1994 among Mafco, Marvel III Holdings Inc., Marvel and certain Subsidiaries of Marvel, in each case, as the same may be amended, modified or otherwise supplemented from time to time, of their respective obligations thereunder.

                  (m) Use of Proceeds. Use the proceeds of the Advances for general corporate purposes of Mafco and its Subsidiaries; provided, however, that on and after the Tranche B Termination Date, no more than $200 million of the proceeds of the Advances outstanding at any time may be used for general corporate purposes of Mafco and its Subsidiaries other than for the purchase of the Coleman Worldwide LYONS or for the payment, in cash, of the exchange price to a holder of Coleman Worldwide LYONS in respect of such holder's Coleman Worldwide LYONS.

                  (n) Mafco Tax Group. Maintain its status as a member of the affiliated group (within the meaning of Section 1504(a)(1) of the Code) of which Mafco is the common parent.

                  (o) Net Cash Proceeds. Deposit all of the Net Cash Proceeds received by the Borrower from and after the Effective Date from Asset Sales (other than Net Cash Proceeds required to be applied to prepay or repay the Facilities or the Debt outstanding under the Term Credit Agreement) in the Mafco Collateral Account.

                  (p) LYONS Utilization. On the first Business Day of each month or upon request of the Administrative Agent, deliver a written report to the Administrative Agent and each Lender Party summarizing the LYONS Utilization since the Effective Date.

                  SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid, any Letter of Credit shall be outstanding or any Lender Party shall have any Commitment hereunder, the Borrower will not:

                  (a) Liens, Etc. Create or suffer to exist any Lien, upon or with respect to any of its properties, whether now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower as debtor or sign any security agreement authorizing any secured party thereunder to file such financing statement, or assign any right to receive income, other than the following Liens: (i) Liens created by the Loan Documents or the "Loan Documents" referred to in the Term Credit Agreement; (ii) the Liens described on Schedule V provided that in the event any property subject to any such Lien is released from such Lien, such released property may not thereafter be subjected to any Lien other than Liens created by the Loan Documents or the "Loan Documents" referred to in the Term Credit Agreement;
         (iii) mechanics', materialmen's, carriers' and similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or which are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; (iv) Liens for taxes, assessments and governmental charges or levies not yet due and payable or which are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; and (v) judgment or other similar Liens, provided that there shall be no period of more than 10 consecutive days during which a stay of enforcement of the related judgment shall not be in effect.

                  (b) Lease Obligations. Create, incur, assume or suffer to exist any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease having an original term of one year or more.

                  (c) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it.

                  (d) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of any assets or grant any option or other right to purchase, lease or otherwise acquire any assets except (i) dispositions of obsolete, worn out or surplus property disposed of in the ordinary course of business, (ii) a transfer of any Coleman Worldwide LYONS held by the Borrower to Coleman Worldwide and (iii) sales, leases, transfers or other dispositions of assets for cash and for no less than fair market value, provided that, in the case of an Asset Sale, the Borrower complies with the provisions of Section 5.01(o) in respect of the Net Cash Proceeds of such Asset Sale.

                  (e) Dividends, Repurchases, Etc. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, except that the Borrower may (i) declare and deliver dividends and distributions payable only in common stock or warrants, rights or options to acquire common stock, (ii) declare and pay cash dividends to its stockholders in an amount not to exceed the amount released by the Collateral Agent from the Borrower Collateral Account pursuant to the provisions of Section 7 of the Borrower Security Agreement or the proceeds of the Advances and the proceeds of borrowings under the Term Credit Agreement, (iii) declare and pay cash dividends to its stockholders in an amount not to exceed the Net Cash Proceeds received by Mafco and its Subsidiaries from Asset Sales on and after the Effective Date solely to permit the compliance by Mafco and its Subsidiaries with the requirements of
         Section 5.01(o) and Section 7(q) of the Mafco Guaranty and (iv) from and after the later to occur of (A) the Tranche B Termination Date and (B) the Term Credit Agreement Termination Date, declare and pay cash dividends to its stockholders in an amount, together with the aggregate amount of Investments made pursuant to Section 5.02(f)(ix), not to exceed the aggregate amount of proceeds received by the Borrower or any of its Subsidiaries from any sale, lease, transfer or other disposition of all or any portion of the capital stock or assets of Marvel III Holdings Inc., Marvel (Parent) Holdings Inc., Marvel Holdings Inc. and Marvel (or any of its Subsidiaries).

                  (f) Investments. Make or hold any Investment in any Person, other than (i) Investments by the Borrower and its Subsidiaries in Cash Equivalents, (ii) a loan by the Borrower to Mafco of up to $650,000,000 out of the proceeds of the Advances and the proceeds of borrowings under the Term Credit Agreement, (iii) Investments by the Borrower in Mafco or any of its Subsidiaries in an amount not to exceed the sum of the amount released by the Collateral Agent from the Borrower Collateral Account pursuant to the provisions of Section 7 of the Borrower Security Agreement plus the aggregate amount of any Investments in the Borrower made by Mafco or any of its Subsidiaries out of the proceeds from the amount released by the Collateral Agent from the Mafco Collateral Accounts pursuant to Section 7 of the Mafco Security Agreement, (iv) Investments existing on the date hereof, (v) contributions by the Borrower of common stock of Marvel to Marvel III Holdings Inc., Marvel Holdings Inc. or Marvel (Parent) Holdings Inc.,
         (vi) Investments by the Borrower in the Coleman Worldwide LYONS,
         (vii) Investments by the Borrower in the New Marvel Shares, (viii) Investments in Mafco in an amount not to exceed the Net Cash Proceeds received by Mafco and its Subsidiaries from Asset Sales on and after the Effective Date solely to permit the compliance by Mafco and its Subsidiaries with the requirements of Section 5.01(o) and Section 7(q) of the Mafco Guaranty and (ix) from and after the later to occur of (A) the Tranche B Termination Date and (B) the Term Credit Agreement Termination Date, Investments by the Borrower in Mafco or any of its Subsidiaries in an amount, together with the aggregate amount of the cash dividends paid by the Borrower pursuant to Section 5.02(e)(iv), not to exceed the aggregate amount of proceeds recevied by the Borrower or any of its Subsidiaries from any sale, lease, transfer or other disposition of all or any portion of the capital stock or assets of Marvel III Holdings Inc., Marvel (Parent) Holdings Inc., Marvel Holdings Inc. and Marvel (or any of its Subsidiaries).

                  (g) Change in Nature of Business. Engage in any business other than the ownership of the capital stock of Marvel III Holdings Inc.

                  (h) Accounting Changes. Make or permit any change in accounting policies affecting (i) the presentation of financial statements or (ii) reporting practices, except in either case as required or permitted by GAAP.

                  (i) Debt. Create, incur, assume or suffer to exist any Debt other than: (i) Debt under the Loan Documents and under the Term Credit Agreement and the "Loan Documents" referred to therein and
         (ii) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

                  (j) Charter Amendments. Amend its certificate of incorporation or bylaws except that the Borrower may change its name to Mafco Finance Corp.

                  (k) Prepayments, Etc. of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than the prepayment of the Advances in accordance with the terms of this Agreement, or amend, modify or change in any manner any term or condition of any Debt or any agreement relating to such Debt other than (i) to make mandatory or optional prepayments of the Debt under the Term Credit Agreement pursuant to the terms thereof, (ii) prepayments of Debt required by Section 7(q) of the Mafco Guaranty and (iii) amendments, modifications and changes to the terms and conditions of the Term Credit Agreement pursuant to its terms.

                  (l) Negative Pledge. Enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Administrative Agent and the Lender Parties, (ii) any prohibition or condition existing on the date hereof or (iii) any prohibition or condition contained in the Term Credit Agreement or the "Loan Documents" referred to therein.

                  (m) Partnerships. Become a general partner in any general or limited partnership.

                  (n)      Capital Expenditures.  Make any Capital
         Expenditures.

                  (o) Issuance of Capital Stock. Issue any capital stock or warrants, rights or options to acquire such capital stock.

                  (p) Payment Restrictions. Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower to (i) pay dividends or make any other distributions on any of the Borrower's capital stock, (ii) make loans or advances to Mafco or any subsidiary of Mafco or (iii) repay or prepay any Debt owed by the Borrower other than any (x) consensual encumbrances or restrictions existing on the date hereof and (y) other consensual encumbrances or restrictions that are no more onerous than those encumbrances and restrictions in existence on the date hereof with respect to the Borrower.

                                  ARTICLE VI

                               EVENTS OF DEFAULT

                  SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) The Borrower shall fail to pay any principal of, or interest on, any Advance or any fees payable to the Administrative Agent or any Lender hereunder, in each case when the same becomes due and payable, or any Loan Party shall fail to make any other payment hereunder within five Business Days after the same becomes due and payable; or

                  (b) Any representation or warranty made by any Loan Party or any FN Party or under or in connection with any Loan Document or FN Document shall prove to have been incorrect in any material respect when made or confirmed; or

                  (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(h), 5.01(i), 5.01(j), 5.01(k), 5.01(m), 5.01(n), 5.01(o) or 5.02, (ii) Mafco shall fail to perform or observe any term, covenant or agreement contained in Section 7(i), 7(j), 7(l), 7(o), 7(p), 7(q) or 8 of the Mafco Guaranty, (iii) Coleman Guarantor shall fail to perform or observe any term, covenant or agreement contained in Section 7(i), 7(k), 7(m) or 8 of the Coleman Guaranty, (iv) Borrower Parent shall fail to perform or observe any term, covenant or agreement contained in
         Section 7(j) or 8 of the Borrower Parent Guaranty, (v) New World Guarantor shall fail to perform or observe any term, covenant or agreement contained in Section 7(h), 7(j), 7(k) or 8 of the New World Guaranty, (vii) C&F Guarantor shall fail to perform or observe any term, covenant or agreement contained in Section 7(h), 7(j), 7(k) or 8 of the C&F Guaranty, (vii) Cigar Guarantor shall fail to perform or observe any term, covenant or agreement contained in Section 7(h), 7(j), 7(k) or 8 of the Cigar Guaranty, (viii) Flavors Guaranty shall fail to perform or observe any term, covenant or agreement contained in Section 7(h), 7(j), 7(k) or 8 of the Flavors Guaranty, (ix) on and after the Revlon Inclusion Date, Revlon Guarantor shall fail to perform or observe any term, covenant or agreement contained in
         Section 7(h), 7(j) or 8 of the Revlon Guaranty or (x) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender Party; or

                  (d) (i) Any A Company, any Designated Operating Company or the Bankshall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $10,000,000 in the aggregate (but excluding Debt outstanding hereunder) of such A Company, such Designated Operating Company or the Bank (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or (ii) any other event shall occur or condition shall exist (other than (x) during the period from the date hereof through June 30, 1997, the breach by Marvel of certain financial covenants for the fiscal quarter ended September 30, 1996, for the fiscal quarter ending December 31, 1996, for the fiscal quarter ending March 31, 1997 and for the fiscal quarter ending June 30, 1997 under its senior bank credit agreements and (y) in the case of the Specified Holding Company Debt, any event or condition relating to Marvel, Marvel III Holdings Inc., Marvel (Parent) Holdings Inc. or Marvel Holdings Inc.) under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or (iii) any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or (iv) in the case of any Specified Holding Company Debt, any event or condition relating to Marvel, Marvel III Holdings Inc., Marvel (Parent) Holdings Inc. or Marvel Holdings Inc. shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or

                  (e) Any A Company, any Designated Operating Company (other than Marvel) or the Bank shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any A Company, any Designated Operating Company (other than Marvel) or any FN Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 45 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any A Company, any Designated

         Operating Company (other than Marvel) or the Bank shall take any corporate action to authorize any of the actions set forth above in this Section 6.01(e); or

                   (f) Any judgment or order for the payment of money in excess of $10,000,000 shall be rendered against any A Company, any Designated Operating Company or the Bank and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect unless such judgment or order shall have been vacated, satisfied or dismissed or bonded pending appeal; provided, however, that any such judgment or order shall not be an Event of Default under this Section 6.01(f) if and for so long as (i) the entire amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least "A" by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of the amount of such judgment or order; or

                  (g) Any non-monetary judgment or order shall be rendered against any A Company, any Designated Operating Company or the Bank that is reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to the Borrower) and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect unless such judgment or order shall have been vacated, satisfied, discharged or bonded pending appeal; or

                  (h) Ronald O. Perelman (or in the event of his incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative) shall cease to beneficially own (i) at least 80% of the Voting Stock of any A Company, any Designated Operating Company (other than Marvel, New World and Revlon) or the Bank, (ii) during the Marvel Inclusion Period, at least a majority of the voting power of the Voting Stock of Marvel, (iii) prior to the consummation of the New World Acquisition, at least a majority of the voting power of the Voting Stock of New World or (iv) on and after the Revlon Inclusion Date, at least a majority of the voting power of the Voting Stock of Revlon, in each case other than as a result of an Asset Sale pursuant to which all of the common stock held by Mafco and its Subsidiaries in any A Company, any Designated Operating Company or the Bank (or, in any such case, in such Person's direct or indirect parent) is sold and the Net Cash Proceeds of such Asset Sale is applied in accordance with the terms of the Loan Documents and the "Loan Documents" referred to in the Term Credit Agreement; or

                  (i) Any ERISA Event shall have occurred with respect to Mafco or any of its ERISA Affiliates and such ERISA Event, together with any and all other ERISA

         Events that shall have occurred with respect to Mafco or any of its ERISA Affiliates, is reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to Mafco); or

                  (j) Mafco or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of the Borrower or any of its ERISA Affiliates that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by Mafco and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $10,000,000 or requires payments exceeding $10,000,000 per annum; or

                  (k) Mafco or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of the Borrower or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of Mafco and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $10,000,000; or

                  (l) Any provision of any Loan Document, Related Document or FN Document after delivery thereof pursuant to the Original Credit Agreement, the Second Credit Agreement, the Third Credit Agreement, the Existing Credit Agreement, Section 3.01 hereof or pursuant to the definition of "Revlon Inclusion Date" shall for any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against any party to it, or any party to any such document shall so state in writing; or

                  (m) Any Collateral Document after delivery thereof pursuant to the Original Credit Agreement, the Second Credit Agreement, the Third Credit Agreement, the Existing Credit Agreement, Section 3.01 hereof or the definition of "Revlon Inclusion Date" shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on the Collateral purported to be covered thereby; or

                  (n) Any provision of the FN Holdings Debt Document, the FN Holdings New Debt Document, the Second New FN Holdings Debt Document, the FN Holdings Preferred Stock or the FN Parent Debt Document shall be terminated, amended, waived or otherwise modified without the consent of the Marvel IV Required Lenders or any provision of the First Gibraltar Charter Document shall be amended or modified without the consent of the Marvel IV Required Lenders (other than as permitted by the terms of the Mafco Guaranty); or

                  (o) The Bank fails to maintain the minimum capital and leverage ratios required as of the Effective Date for the Bank to be considered as a "well capitalized" "savings association" pursuant to 12 U.S.C. Section 1831o and 12 C.F.R. Section 565, as such Sections may be amended, reenacted or redesignated from time to time; or

                  (p) (i) The common stock of any Designated Operating Company (other than New World, Marvel and Revlon) trading on the date hereof shall cease to be publicly traded on the New York Stock Exchange;
         (ii) at any time prior to the consummation of the New World Acquisition, the common stock of New World shall cease to be publicly traded on the New York Stock Exchange or the Nasdaq National Market System; (iii) at any time prior to the later of the Tranche B Termination Date and the Term Credit Agreement Termination Date, News Corp. Preferred ADRs shall cease to be publicly traded; (iv) during the Marvel Inclusion Period, the common stock of Marvel shall cease to be publicly traded on the New York Stock Exchange or the Nasdaq National Market System; or (v) on and after the Revlon Inclusion Date, the common stock of Revlon shall cease to be publicly traded on the New York Stock Exchange; or

                  (q) Gerald J. Ford shall beneficially or legally own shares of the common stock of FN Holdings other than shares of the Class B Common Stock; or

                  (r) Any Person party to the Related Documents shall fail to directly deposit in the Mafco Collateral Account (i) a payment to Mafco under any Related Document (which payment is required to be made and is permitted under each indenture and credit agreement to which such Person is a party) or (ii) a loan to Mafco of the proceeds of any payment received by such Person under any Related Document (which loan is required to be made and is permitted under each indenture and credit agreement to which such Person is a party) and such failure shall remain unremedied for three Business Days; or

                  (s) (i) Mafco shall fail to furnish to the Administrative Agent and the Lender Parties on or prior to December 1, 1997, a business plan setting forth, in respect of all of the Debt of Mafco and its Subsidiaries (other than Debt of the Designated Operating Companies, the Bank, Revlon, Marvel, Marvel III Holdings Inc., Marvel (Parent) Holdings Inc., Marvel Holdings Inc., Meridian Sports Incorporated and their respective Subsidiaries) that is scheduled to come due during calendar year 1998 and 1999, the method by which all such Debt shall be repaid, prepaid, redeemed or refinanced on a timely basis, including without limitation, through Asset Sales, issuances of Debt, issuances of equity or contributions to capital, in each case in reasonable detail as to the identity of the assets to be sold, the issuer of the Debt or equity and such other details as the Marvel IV Required Lenders shall request or (ii) the Marvel IV Required Lenders shall not have approved the form and substance of such business plan on or prior to December 31, 1997;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitment of each Appropriate Lender to make Advances (other than Letter of Credit Advances by the Issuing Bank or a Tranche A Revolving Credit Lender pursuant to Section 2.03(c)) and of the Issuing Bank to issue Letters of Credit to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that, in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances (other than Letter of Credit Advances by an Issuing Bank or a Lender pursuant to Section 2.03(c)) and of each Issuing Bank to issue Letters of Credit shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.

                  SECTION 6.02. Actions in Respect of the Letters of Credit upon Event of Default. If any Event of Default shall have occurred and be continuing, the Administrative Agent may, or shall at the request of the Required Lenders, irrespective of whether it is taking any of the actions described in Section 6.01 or otherwise, make demand upon the Borrower to, and forthwith upon such demand the Borrower will, pay to the Administrative Agent on behalf of the Lender Parties in same day funds at the Administrative Agent's office designated in such demand, for deposit in the L/C Cash Collateral Account, an amount equal to the aggregate Available Amount of all Letters of Credit then outstanding. If at any time the Administrative Agent determines that any funds held in the L/C Cash Collateral Account are subject to any right or claim of any Person other than the Administrative Agent and the Lender Parties or that the total amount of such funds is less than the aggregate Available Amount of all Letters of Credit then outstanding, the Borrower will, forthwith upon demand by the Administrative Agent, pay to the Administrative Agent, as additional funds to be deposited and held in the L/C Cash Collateral Account, an amount equal to the excess of (a) such aggregate Available Amount over (b) the total amount of funds, if any, then held in the L/C Cash Collateral Account that the Administrative Agent determines to be free and clear of any such right and claim.



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                                      99



                                  ARTICLE VII

               THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

                  SECTION 7.01. Authorization and Action. Each Lender Party (in its capacities as a Lender and the Issuing Bank (if applicable)) hereby appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), each of the Administrative Agent and the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lender Parties and all holders of Notes; provided, however, that neither the Administrative Agent nor the Collateral Agent shall be required to take any action which exposes the Administrative Agent or the Collateral Agent, as the case may be, to personal liability or which is contrary to this Agreement or applicable law. Each of the Administrative Agent and the Collateral Agent agrees to give to each Lender Party prompt notice of each notice and other report given to it by the Borrower pursuant to the terms of this Agreement.

                  SECTION 7.02. Administrative Agent's and Collateral Agent's Reliance, Etc. Neither the Administrative Agent nor the Collateral Agent nor any of their respective directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each of the Administrative Agent and the Collateral Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 8.07; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Lender Party and shall not be responsible to any Lender Party for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender

Party for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with the Loan Documents or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                  SECTION 7.03. Citibank and Affiliates. With respect to its Commitments, the Advances made by it and the Note issued to it, Citibank shall have the same rights and powers under the Loan Documents as any other Lender Party and may exercise the same as though it were not the Administrative Agent or the Collateral Agent and the term "Lender Party" or "Lender Parties" shall, unless otherwise expressly indicated, include Citibank hereunder in its individual capacity. Citibank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Citibank were not the Administrative Agent or the Collateral Agent and without any duty to account therefor to the Lender Parties.

                  SECTION 7.04. Lender Party Credit Decision. Each Lender Party acknowledges that it has, independently and without reliance upon either the Administrative Agent or the Collateral Agent or any other Lender Party and based on the financial statements referred to in Section 4.01(f) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender Party also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

                  SECTION 7.05. Indemnification. (a) Each Lender Party severally agrees to indemnify each of the Administrative Agent and the Collateral Agent (in each case to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent or the Collateral Agent, as the case may be, in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent or the Collateral Agent, as the case may be, under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the Collateral Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Administrative Agent and the Collateral Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Administrative Agent or the Collateral Agent, as the case may be, is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 7.05(a), the Lender Parties' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties,
(b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time and (c) their respective Unused Tranche A Revolving Credit Commitments and Unused Tranche B Revolving Credit Commitments at such time; provided that the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Tranche A Revolving Credit Lenders ratably in accordance with their respective Tranche A Revolving Credit Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(a) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Administrative Agent or the Collateral Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender Party to the Administrative Agent or the Collateral Agent, as the case may be, as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender Party contained in this Section 7.05(a) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

                  (b) Each Lender Party severally agrees to indemnify the Issuing Bank (to the extent not promptly reimbursed by the Borrower) from and against such Lender Party's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Issuing Bank in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Issuing Bank under the Loan Documents; provided, however, that no Lender Party shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Issuing Bank's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender Party agrees to reimburse the Issuing Bank promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Issuing Bank is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 7.05(b), the Lender Party's respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lender Parties,
(b) their respective Pro Rata Shares of the aggregate Available Amount of all Letters of Credit outstanding at such time plus (c) their respective Unused Tranche A Revolving Credit Commitments and Unused Tranche B Revolving Credit Commitments at such time; provided that the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank shall be considered to be owed to the Tranche A Revolving Credit Lenders ratably in accordance with their respective Tranche A Revolving Credit Commitments. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender Party's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(b) to the extent of the amount of such Defaulted Advance. The failure of any Lender Party to reimburse the Issuing Bank promptly upon demand for its ratable share of any amount required to be paid by the Lender Parties to the Issuing Bank as provided herein shall not relieve any other Lender Party of its obligation hereunder to reimburse the Issuing Bank for its ratable share of such amount, but no Lender Party shall be responsible for the failure of any other Lender Party to reimburse the Issuing Bank for such other Lender Party's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender Party hereunder, the agreement and obligations of each Lender contained in this
Section 7.05(b) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

                  SECTION 7.06. Successor Administrative Agent and Collateral Agent. Each of the Administrative Agent and the Collateral Agent may resign at any time by giving written notice thereof to the Lender Parties and the Borrower and may be removed at any time with or without cause by, in the case of the Administrative Agent, the Required Lenders and, in the case of the Collateral Agent, the Marvel IV Required Lenders. Upon any such resignation or removal, the Required Lenders or the Marvel IV Required Lenders shall have the right to appoint, with the consent of the Borrower, a successor Administrative Agent or Collateral Agent, respectively, which shall be a Lender, or if no Lender consents to act as Administrative Agent or Collateral Agent, as the case may be, hereunder, an institution that would be permitted to be an Eligible Assignee hereunder. If no successor Administrative Agent or Collateral Agent, as the case may be, shall have been so appointed by the Required Lenders or the Marvel IV Required Lenders, as the case may be, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's or Collateral Agent's giving of notice of resignation or the Required Lenders' or the Marvel IV Required Lenders' removal of the retiring Administrative Agent or Collateral Agent, then the retiring Administrative Agent, or Collateral Agent, as the case may be, may, on behalf of the Lender

Parties, appoint a successor Administrative Agent or Collateral Agent, as the case may be, which shall be a commercial bank that is acceptable to the Borrower (which shall not unreasonably withhold its approval). Upon the acceptance of any appointment as Administrative Agent or Collateral Agent, as the case may be, thereunder by a successor Administrative Agent or Collateral Agent, as the case may be, such successor Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Collateral Agent, as the case may be, and the retiring Administrative Agent or Collateral Agent, as the case may be, shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's or Collateral Agent's resignation or removal hereunder as Administrative Agent or Collateral Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent, as the case may be.


                                 ARTICLE VIII

                                 MISCELLANEOUS

                  SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Marvel IV Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by each of the Lender Parties (other than any Lender Party which is, at such time, a Defaulting Lender) and the Term Credit Agreement Lenders (other than any Term Credit Agreement Lender which is, at such time, a "Defaulting Lender" under the Term Credit Agreement), do any of the following: (i) waive any of the conditions specified in Section 3.01 or 3.02, (ii) change the definition of the term " Marvel IV Required Lenders", (iii) release any material portion of the Collateral or permit the creation, incurrence, assumption or existence of any Lien on any material portion of the Collateral other than (A) releases of any material portion of the Collateral or the creation, incurrence, assumption or existence of any such Lien in connection with Asset Sales (which shall include, for purposes of this Section 8.01, sales, monetizations or other disposals of the News Corp. Preferred ADRs and the New Marvel Shares) the Net Cash Proceeds of which are applied as contemplated by the Loan Documents and the "Loan Documents" referred to in the Term Credit Agreement, (B) releases of the News Corp. Preferred ADRs and the New Marvel Shares pursuant to the terms of the Loan Documents and the "Loan Documents" under the Term Credit Agreement and
(C) the Liens created by the Collateral Documents and the Liens permitted by
Section 5.02(a), Section 8(a) of the Borrower Parent Guaranty, Section 8(a) of the Coleman Guaranty, Section 8(a) of the Mafco Guaranty, Section 8(a) of the C&F Guaranty, Section 8(a) of the Cigar Guaranty,

Section 8(a) of the Flavors Guaranty, Section 8(a) of the New World Guaranty and Section 8(a) of the Revlon Guaranty, (iv) amend this Section 8.01, (v) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (vi) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder or (vii) postpone any date fixed for any mandatory reduction in the Commitments or for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder or amend Section 2.04, 2.05(b) or 2.06(b) (other than Section 2.05(b)(v), 2.06(b)(iv) or 2.06(b)(viii)); provided further that no change may be made to the definition of the term "Required Lenders" unless such change is in writing and signed by all of the Lender Parties (other than any Lender Party which is, at such time, a Defaulting Lender); provided further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders and Term Credit Agreement Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent in addition to the Lenders and Term Credit Agreement Lenders required above to take such action, affect the rights or duties of the Collateral Agent under this Agreement; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank, in addition to the Lenders required above to take such action, affect the rights or obligations of the Issuing Bank under this Agreement.

                  SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at c/o MacAndrews and Forbes Holdings Inc., 35 East 62nd Street, New York, New York 10021, Attention: Secretary, if to any Financial Institution at its Domestic Lending Office on Schedule I-A hereto; if to any other Lender Party, at the address specified in the Assignment and Acceptance pursuant to which it became a Lender Party; and if to the Administrative Agent or the Collateral Agent, at its address at 399 Park Avenue, New York, New York 10043, Attention:
___________, or, as to the Borrower, the Administrative Agent or the Collateral Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower, the Administrative Agent and the Collateral Agent. All such notices and communications shall be effective (i) when received, if mailed or delivered or telecopied (including machine acknowledgment), or (ii) when delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II or VII shall not be effective until received by the Administrative Agent.

                  SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender Party or the Administrative Agent or the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                  SECTION 8.04. Costs; Expenses. (a) The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Collateral Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and the other documents to be delivered hereunder (including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit and insurance expenses and fees and expenses of consultants engaged with the prior consent of the Borrower (which consent shall not be unreasonably withheld) and (B) the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent and the Collateral Agent as to their respective rights and responsibilities, or the protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with the Borrower or with other creditors of the Borrower arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in, monitoring or otherwise participating in any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally and any proceeding ancillary thereto). The Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Collateral Agent and the Lender Parties in connection with the enforcement of the Loan Documents and the other documents to be delivered hereunder, whether in action, suit, litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees (including the allocated costs of internal counsel) and reasonable expenses of counsel for the Administrative Agent, the Collateral Agent and each Lender Party with respect thereto) and expenses in connection with the enforcement of rights under this Section 8.04(a).

                  (b) If any payment of principal of any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender Party other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.10(c) or 2.11, acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by such Lender Party (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender Party any amounts required to compensate such Lender Party for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender Party to fund or maintain such Advance.

                  (c) The Borrower agrees to indemnify and hold harmless the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agent and each Lender Party and each of their affiliates and their officers, directors, trustees, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (or in connection with the preparation for a defense of) any investigation, litigation or proceeding arising out of, related to or in connection with this Agreement and the transactions contemplated hereby, whether or not an Indemnified Party is a party thereto, whether or not the transactions contemplated hereby are consummated, whether or not any such claim, investigation, litigation or proceeding is brought by the Borrower or any other person and whether or not such Indemnified Party is a Lender Party at such time) except (i) to the extent such claim, damage, loss, liability or expense (x) is found in a final, non-appealable judgment by a court of competent jurisdiction (a "Final Judgment") to have resulted from such Indemnified Party's gross negligence or willful misconduct or (y) arises from any legal proceedings commenced against any Lender Party by any other Lender Party (in its capacity as such and not as Administrative Agent, Collateral Agent, Documentation Agent or Syndication Agent), and (ii) in the case of any litigation brought by the Borrower (A) seeking a judgment against any Indemnified Party for any wrongful act or omission of such Indemnified Party and (B) in which a Final Judgment is rendered in the Borrower's favor against such Indemnified Party, the provisions of this paragraph will not be available to provide indemnification for any damage, loss, liability or expense incurred by such Indemnified Party in connection with such litigation described in clause (i) or in connection with any claim for which Final Judgment is rendered in the Borrower's favor in a litigation described in clause (ii) of this Section 8.04(c).

                  SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender Party to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower to such Lender Party now or hereafter existing under this Agreement and the Note or Notes held by such Lender Party, whether or not such Lender Party shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender Party agrees promptly to notify the Borrower after any such set-off and application shall be made by such Lender Party, provided that the failure to give such notice shall not affect the validity of such set-off and application; provided further that no Lender Party shall exercise any such right of set-off or any other right of set-off without the prior consent of the Administrative Agent. The rights of each Lender Party under this Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender Party may have.

                  SECTION 8.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Financial Institution that such Financial Institution has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender Party and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Required Lenders.

                  SECTION 8.07. Assignments and Participations. (a) Each Lender may and, if demanded by the Borrower pursuant to Section 2.15, will assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of one or more Facilities; (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000 in excess thereof, or shall be an assignment to another Lender or an assignment of all of the assigning Lender's rights and obligations hereunder and under the Notes, (iii) each such assignment shall be to another Lender, an Affiliate of the assigning Lender or to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to Section 2.15 shall be arranged by the Borrower after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to Section 2.15 unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000 from the assignee and (vii) no such assignments shall be permitted without the consent of the Administrative Agent and the Borrower (such consent not to be unreasonably withheld). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                  (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(f) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
(iv) such assignee will, independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

                  (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing under each Facility to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to such Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A.

                  (e) The Issuing Bank may assign to an Eligible Assignee all of its rights and obligations under the undrawn portion of its Letter of Credit Commitment at any time; provided, however, that (i) except in the case of an assignment to a Person that immediately prior to such assignment was an Issuing Bank or an assignment of all of an Issuing Bank's rights and obligations under this Agreement, the amount of the Letter of Credit Commitment of the assigning Issuing Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $3,000,000 and shall be in an integral multiple of $1,000,000 in excess thereof, (ii) each such assignment shall be to an Eligible Assignee, (iii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3000 and (iv) no such assignments shall be permitted without the consent of the Administrative Agent and the Borrower (such consent not to be unreasonably withheld).

                  (f) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this

Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce or postpone any date fixed for payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

                  (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree pursuant to an agreement substantially in the form of Exhibit I to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

                  (h) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

                  SECTION 8.08.  Governing Law; Submission to Jurisdiction.
(a) This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

                  (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to the foregoing and to paragraph (c) below, nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party hereto in the courts of any jurisdiction.

                  (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (d) The Borrower agrees that service of process may be made on the Borrower by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to the address of the Borrower specified in Section 8.02, or by any other method of service provided for under the applicable laws in effect in the State of New York.

                  SECTION 8.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 8.10. No Liability of the Issuing Bank. The Borrower assumes all risks of the acts or omissions of any beneficiary or transferee of any Letter of Credit with respect to its use of such Letter of Credit. Neither the Issuing Bank nor any of its officers or directors shall be liable or responsible for: (a) the use that may be made of any Letter of Credit or any acts or omissions of any beneficiary or transferee in connection therewith;
(b) the validity, sufficiency or genuineness of documents, or of any endorsement thereon, even if such documents should prove to be in any or all respects invalid, insufficient, fraudulent or forged; (c) payment by the Issuing Bank against presentation of documents that do not comply with the terms of a Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or (d) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except that the Borrower shall have a claim against the Issuing Bank, and the Issuing Bank shall be liable to the Borrower, to the extent of any direct, but not consequential, damages suffered by the Borrower that the Borrower proves were caused by (i) the Issuing Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms of the Letter of Credit or (ii) the Issuing Bank's willful failure to make lawful payment under a Letter of Credit after the presentation to it of a draft and certificates strictly complying with the terms and conditions of the Letter of Credit. In furtherance and not in limitation of the foregoing, the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary.

                  SECTION 8.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT AND THE LENDER PARTIES IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE DOCUMENTATION AGENT, THE

SYNDICATION AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 MARVEL IV HOLDINGS INC.


                                 By /s/ Glenn P. Dickes
                                   ------------------------------------------
                                   Name:  Glenn P. Dickes
                                   Title: Vice President and Secretary

                                CITIBANK, N.A.,
                                  as Administrative Agent and Collateral Agent


                                 By
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 THE FIRST NATIONAL BANK OF BOSTON,
                                   as Documentation Agent


                                 By
                                   ------------------------------------------
                                   Name:
                                   Title:

                                 CHASE SECURITIES INC.,
                                   as Syndication Agent


                                 By
                                    ------------------------------------------
                                    Name:
                                    Title:

                                 BANK OF AMERICA ILLINOIS,
                                   as Managing Agent


                                 By
                                    --------------------------------------
                                    Name:
                                    Title:

SYNDICATION AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 MARVEL IV HOLDINGS INC.


                                 By
                                   ------------------------------------------
                                   Name:
                                   Title:

                                CITIBANK, N.A.,
                                  as Administrative Agent and Collateral Agent


                                 By /s/ James Buchanan
                                    -----------------------------------------
                                    Name:  James Buchanan
                                    Title: Attorney-in-Fact

                                 THE FIRST NATIONAL BANK OF BOSTON,
                                   as Documentation Agent


                                 By
                                   ------------------------------------------
                                   Name:
                                   Title:

                                 CHASE SECURITIES INC.,
                                   as Syndication Agent


                                 By
                                    ------------------------------------------
                                    Name:
                                    Title:

                                 BANK OF AMERICA ILLINOIS,
                                   as Managing Agent


                                 By
                                    --------------------------------------
                                    Name:
                                    Title:

SYNDICATION AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 MARVEL IV HOLDINGS INC.


                                 By
                                   ------------------------------------------
                                   Name:
                                   Title:

                                CITIBANK, N.A.,
                                  as Administrative Agent and Collateral Agent


                                 By
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 THE FIRST NATIONAL BANK OF BOSTON,
                                   as Documentation Agent


                                 By /s/ Richard D. Hill, Jr.
                                   ------------------------------------------
                                   Name:  Richard D. Hill, Jr.
                                   Title: Director

                                 CHASE SECURITIES INC.,
                                   as Syndication Agent


                                 By
                                    ------------------------------------------
                                    Name:
                                    Title:

                                 BANK OF AMERICA ILLINOIS,
                                   as Managing Agent


                                 By
                                    --------------------------------------
                                    Name:
                                    Title:

SYNDICATION AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 MARVEL IV HOLDINGS INC.


                                 By
                                   ------------------------------------------
                                   Name:
                                   Title:

                                CITIBANK, N.A.,
                                  as Administrative Agent and Collateral Agent


                                 By
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 THE FIRST NATIONAL BANK OF BOSTON,
                                   as Documentation Agent


                                 By
                                   ------------------------------------------
                                   Name:
                                   Title:

                                 CHASE SECURITIES INC.,
                                   as Syndication Agent


                                 By  /s/
                                    ------------------------------------------
                                    Name:
                                    Title:

                                 BANK OF AMERICA ILLINOIS,
                                   as Managing Agent


                                 By
                                    --------------------------------------
                                    Name:
                                    Title:

SYNDICATION AGENT OR ANY LENDER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 MARVEL IV HOLDINGS INC.


                                 By
                                   ------------------------------------------
                                   Name:
                                   Title:

                                CITIBANK, N.A.,
                                  as Administrative Agent and Collateral Agent


                                 By
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 THE FIRST NATIONAL BANK OF BOSTON,
                                   as Documentation Agent


                                 By
                                   ------------------------------------------
                                   Name:
                                   Title:

                                 CHASE SECURITIES INC.,
                                   as Syndication Agent


                                 By
                                    ------------------------------------------
                                    Name:
                                    Title:

                                 BANK OF AMERICA ILLINOIS,
                                   as Managing Agent


                                 By /s/ L. Dustin Vincent, III
                                    --------------------------------------
                                    Name:  L. Dustin Vincent, III
                                    Title: Managing Director

                                 ING (U.S.) CAPITAL CORPORATION,
                                   as Managing Agent


                                 By /s/ Kunduck Moon
                                    ---------------------------------------
                                    Name:   Kunduck Moon
                                    Title:  Managing Director

                                 SALOMON BROTHERS HOLDING COMPANY
                                  INC, as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NEW YORK,
                                    as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:

                                  THE FUJI BANK, LIMITED,
                                    as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:


                                 FINANCIAL INSTITUTIONS AND
                                 ISSUING BANK


                                 BANK OF AMERICA ILLINOIS


                                 By
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 ING (U.S.) CAPITAL CORPORATION,
                                   as Managing Agent


                                 By
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 SALOMON BROTHERS HOLDING COMPANY
                                  INC, as Managing Agent


                                  By /s/
                                     --------------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NEW YORK,
                                    as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:

                                  THE FUJI BANK, LIMITED,
                                    as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:


                                 FINANCIAL INSTITUTIONS AND
                                 ISSUING BANK


                                 BANK OF AMERICA ILLINOIS


                                 By
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 ING (U.S.) CAPITAL CORPORATION,
                                   as Managing Agent


                                 By
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 SALOMON BROTHERS HOLDING COMPANY
                                  INC, as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NEW YORK,
                                    as Managing Agent


                                  By /s/ Catherine G. Goff
                                     --------------------------------------
                                     Name:  Catherine G. Goff
                                     Title: AVP

                                  THE FUJI BANK, LIMITED,
                                    as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:


                                 FINANCIAL INSTITUTIONS AND
                                 ISSUING BANK


                                 BANK OF AMERICA ILLINOIS


                                 By
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 ING (U.S.) CAPITAL CORPORATION,
                                   as Managing Agent


                                 By
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 SALOMON BROTHERS HOLDING COMPANY
                                  INC, as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NEW YORK,
                                    as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:

                                  THE FUJI BANK, LIMITED,
                                    as Managing Agent


                                  By /s/ Teiji Teramoto
                                     --------------------------------------
                                     Name:  Teiji Teramoto
                                     Title: Vice President & Manager


                                 FINANCIAL INSTITUTIONS AND
                                 ISSUING BANK


                                 BANK OF AMERICA ILLINOIS


                                 By
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 ING (U.S.) CAPITAL CORPORATION,
                                   as Managing Agent


                                 By
                                    ---------------------------------------
                                    Name:
                                    Title:

                                 SALOMON BROTHERS HOLDING COMPANY
                                  INC, as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:

                                  THE BANK OF NEW YORK,
                                    as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:

                                  THE FUJI BANK, LIMITED,
                                    as Managing Agent


                                  By
                                     --------------------------------------
                                     Name:
                                     Title:


                                 FINANCIAL INSTITUTIONS AND
                                 ISSUING BANK


                                 BANK OF AMERICA ILLINOIS


                                 By /s/ L. Dustin Vincent, III
                                    ---------------------------------------
                                    Name:  L. Dustin Vincent, III
                                    Title: Managing Director

                                CITIBANK, N.A.,
                                 as Lender and Issuing Bank


                                 By /s/ James Buchanan
                                    ----------------------------------------
                                    Name:  James Buchanan
                                    Title: Attorney-in-Fact

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT SUISSE


                                 By
                                    ------------------------------------------
                                    Name:
                                    Title:


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ING (U.S.) CAPITAL CORPORATION


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 NATIONSBANK, N.A.


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 PILGRIM AMERICA PRIME RATE TRUST


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                CITIBANK, N.A.,
                                 as Lender and Issuing Bank


                                 By
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By  /s/ W. Michael George
                                    -----------------------------------------
                                    Name:   W. Michael George
                                    Title:  Vice President

                                 CREDIT SUISSE


                                 By
                                    ------------------------------------------
                                    Name:
                                    Title:


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ING (U.S.) CAPITAL CORPORATION


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 NATIONSBANK, N.A.


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 PILGRIM AMERICA PRIME RATE TRUST


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                CITIBANK, N.A.,
                                 as Lender and Issuing Bank


                                 By
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT SUISSE


                                 By  /s/ Joel Glodowski
                                    ------------------------------------------
                                    Name:   Joel Glodowski
                                    Title:  Member          Management


                                 By  /s/ Chris T. Horgan
                                    -------------------------------------------
                                    Name:   Chris T. Horgan
                                    Title:  Associate

                                 ING (U.S.) CAPITAL CORPORATION


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 NATIONSBANK, N.A.


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 PILGRIM AMERICA PRIME RATE TRUST


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                CITIBANK, N.A.,
                                 as Lender and Issuing Bank


                                 By
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT SUISSE


                                 By
                                    ------------------------------------------
                                    Name:
                                    Title:


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ING (U.S.) CAPITAL CORPORATION


                                 By  /s/ Kunduck Moon
                                    -------------------------------------------
                                    Name:   Kunduck Moon
                                    Title:  Managing Director

                                 NATIONSBANK, N.A.


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 PILGRIM AMERICA PRIME RATE TRUST


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                CITIBANK, N.A.,
                                 as Lender and Issuing Bank


                                 By
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT SUISSE


                                 By
                                    ------------------------------------------
                                    Name:
                                    Title:


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ING (U.S.) CAPITAL CORPORATION


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 NATIONSBANK, N.A.


                                 By  /s/ Margaret Flanagan
                                    -------------------------------------------
                                    Name:  Margaret Flanagan
                                    Title: Associate

                                 PILGRIM AMERICA PRIME RATE TRUST


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                CITIBANK, N.A.,
                                 as Lender and Issuing Bank


                                 By
                                    ----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT LYONNAIS NEW YORK BRANCH


                                 By
                                    -----------------------------------------
                                    Name:
                                    Title:

                                 CREDIT SUISSE


                                 By
                                    ------------------------------------------
                                    Name:
                                    Title:


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 ING (U.S.) CAPITAL CORPORATION


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 NATIONSBANK, N.A.


                                 By
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 PILGRIM AMERICA PRIME RATE TRUST


                                 By  /s/ Howard Tiffen
                                    -------------------------------------------
                                    Name:  Howard Tiffen
                                    Title: Senior Vice President

                                  SALOMON BROTHERS HOLDING
                                   COMPANY INC


                                   By /s/
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE CHASE MANHATTAN BANK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                   THE FUJI BANK, LIMITED


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  SALOMON BROTHERS HOLDING
                                   COMPANY INC


                                   By
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK


                                   By /s/ Catherine G. Goff
                                     ----------------------------------------
                                     Name:  Catherine G. Goff
                                     Title: AVP

                                   THE CHASE MANHATTAN BANK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                   THE FUJI BANK, LIMITED


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  SALOMON BROTHERS HOLDING
                                   COMPANY INC


                                   By
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE CHASE MANHATTAN BANK


                                   By  /s/ Neil R. Boylan
                                     ----------------------------------------
                                     Name:  Neil R. Boylan
                                     Title: Vice President

                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                   THE FUJI BANK, LIMITED


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  SALOMON BROTHERS HOLDING
                                   COMPANY INC


                                   By
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE CHASE MANHATTAN BANK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By  /s/ Richard D. Hill, Jr.
                                     -----------------------------------------
                                     Name:  Richard D. Hill, Jr.
                                     Title: Director

                                   THE FUJI BANK, LIMITED


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  SALOMON BROTHERS HOLDING
                                   COMPANY INC


                                   By
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE CHASE MANHATTAN BANK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                   THE FUJI BANK, LIMITED


                                   By  /s/ Masanobu Kobayashi
                                     -----------------------------------------
                                     Name:  Masanobu Kobayashi
                                     Title: Vice President & Manager

                                  THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                                  By
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  SALOMON BROTHERS HOLDING
                                   COMPANY INC


                                   By
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NEW YORK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE CHASE MANHATTAN BANK


                                   By
                                     ----------------------------------------
                                     Name:
                                     Title:

                                   THE FIRST NATIONAL BANK OF BOSTON


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                   THE FUJI BANK, LIMITED


                                   By
                                     -----------------------------------------
                                     Name:
                                     Title:

                                  THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD.


                                  By  /s/ Paul B. Clifford
                                     ------------------------------------------
                                     Name:  Paul B. Clifford
                                     Title: Deputy General Manager

                                 VAN KAMPEN AMERICAN CAPITAL PRIME
                                 RATE INCOME TRUST


                                 By /s/ Jeffrey W. Maillet
                                   --------------------------------------------
                                   Name:  Jeffrey W. Maillet
                                   Title: Sr. Vice Pres. Portfolio Mgr.

                                               [REVOLVING CREDIT AGREEMENT]




                                  SCHEDULE I

             ADVANCES, COMMITMENTS AND APPLICABLE LENDING OFFICES



                      TRANCHE A              TRANCHE B
                   REVOLVING CREDIT        REVOLVING CREDIT
NAME OF BANK          COMMITMENT              COMMITMENT           LETTER OF CREDIT COMMITMENT        APPLICABLE LENDING OFFICE
------------         ----------             ------------           ---------------------------        -------------------------
CITIBANK, N.A.      $40,000,000              $4,250,000                    $25,000,000                DOMESTIC:
                                                                                                      --------
                                                                                                      399 PARK AVENUE
                                                                                                      NEW YORK, NEW YORK 10043
                                                                                                      ATTENTION: ED VOWINKEL
                                                                                                      TEL: NO. 718-248-4523
                                                                                                      FAX NO.: 718-248-4844
                                                                                                      ABA NO.: 021000089
                                                                                                      VIA FED TRANSFER
                                                                                                      ACCOUNT NO.: 3685-2248
                                                                                                      ACCOUNT NAME: MEDIUM TERM
                                                                                                      FIN.
                                                                                                      ATTENTION: ED VOWINKEL
                                                                                                      REFERENCE: MARVEL IV HOLDINGS

                                                                                                      EURODOLLAR:
                                                                                                      ----------
                                                                                                      SAME






                                       2



                      TRANCHE A              TRANCHE B
                   REVOLVING CREDIT        REVOLVING CREDIT
NAME OF BANK          COMMITMENT              COMMITMENT           LETTER OF CREDIT COMMITMENT        APPLICABLE LENDING OFFICE
------------         ----------             ------------           ---------------------------        -------------------------
THE BANK OF
  NEW YORK           $20,000,000             $4,250,000                         -0-                    DOMESTIC:
                                                                                                       --------
                                                                                                       ONE WALL STREET
                                                                                                       NEW YORK, NY 10286
                                                                                                       ATTENTION: ZORAIDA DOUGHERTY
                                                                                                       TEL. NO.: 212-635-8730
                                                                                                       FAX NO.: 212-635-8679/34
                                                                                                       ABA NO.: 021000018
                                                                                                       VIA FED TRANSFER
                                                                                                       ACCOUNT NO.: GLA/ 111556
                                                                                                       ACCOUNT NAME: COMMERCIAL
                                                                                                       LOAN DEPT.
                                                                                                       ATTENTION: ZORAIDA DOUGHERTY
                                                                                                       REFERENCE: MARVEL IV
                                                                                                         HOLDINGS

                                                                                                       EURODOLLAR:
                                                                                                       ----------
                                                                                                       SAME


BANK OF AMERICA
  ILLINOIS            $15,000,000              $4,250,000                       -0-                    DOMESTIC:
                                                                                                       --------
                                                                                                       231 SOUTH LASALLE
                                                                                                       CHICAGO, IL 60697
                                                                                                       ATTENTION: LILY REYES
                                                                                                       TEL. NO.: 312-828-3873
                                                                                                       FAX NO.: 312-974-9626
                                                                                                       ABA NO.: 071-000-039
                                                                                                       VIA FED TRANSFER
                                                                                                       ACCOUNT NO.: 47-03421
                                                                                                       ATTENTION: ACCOUNT
                                                                                                         ADMINISTRATION-L.REYES
                                                                                                       REFERENCE: MARVEL IV HOLDINGS

                                                                                                       EURODOLLAR:
                                                                                                       -----------
                                                                                                       SAME






                                       3



                      TRANCHE A              TRANCHE B
                   REVOLVING CREDIT        REVOLVING CREDIT
NAME OF BANK          COMMITMENT              COMMITMENT           LETTER OF CREDIT COMMITMENT        APPLICABLE LENDING OFFICE
------------         ----------             ------------           ---------------------------        -------------------------
THE CHASE MANHATTAN
  BANK               $30,000,000             $4,250,000                         -0-                   DOMESTIC:
                                                                                                      --------
                                                                                                      2 CHASE MANHATTAN PLAZA
                                                                                                      NEW YORK, N.Y. 10081
                                                                                                      ATTENTION: ROCKY CHAN
                                                                                                      TEL. NO.: 212-552-2920
                                                                                                      FAX NO.: 212-552-7325
                                                                                                      ABA NO.: 021-0000-21
                                                                                                      VIA FED TRANSFER
                                                                                                      ACCOUNT NO.: 900-9-0000-36
                                                                                                      ACCOUNT NAME: COMMERCIAL
                                                                                                      LOAN DEPT.
                                                                                                      ATTENTION: ROCKY CHAN
                                                                                                      REFERENCE: MAFCO HOLDING

                                                                                                      EURODOLLAR:
                                                                                                      ----------
                                                                                                      SAME


CREDIT LYONNAIS
 NEW YORK BRANCH           -0-                $2,500,000                        -0-                   DOMESTIC:
                                                                                                      --------
                                                                                                      1301 AVENUE OF THE AMERICAS
                                                                                                      NEW YORK, NY 10019
                                                                                                      ATTENTION: LUCIE MERCADO
                                                                                                      TEL. NO.: 212-261-7271
                                                                                                      FAX NO.: 212-261-3401
                                                                                                      ABA NO.: 026008073
                                                                                                      VIA FED TRANSFER
                                                                                                      ACCOUNT NO.: 01-008820-001-00
                                                                                                      ACCOUNT NAME: LOAN SERVICING
                                                                                                      ATTENTION: LUCY MERCADO
                                                                                                      REFERENCE: MAFCO

                                                                                                      EURODOLLAR:
                                                                                                      ----------
                                                                                                      SAME





                                       4



                      TRANCHE A              TRANCHE B
                   REVOLVING CREDIT        REVOLVING CREDIT
NAME OF BANK          COMMITMENT              COMMITMENT           LETTER OF CREDIT COMMITMENT        APPLICABLE LENDING OFFICE
------------         ----------             ------------           ---------------------------        -------------------------
CREDIT SUISSE        $30,000,000             $4,250,000                         -0-                   DOMESTIC:
                                                                                                      --------
                                                                                                      12 EAST 49TH STREET
                                                                                                      NEW YORK, NY 10017
                                                                                                      ATTENTION: ED SIDDONS
                                                                                                      TEL. NO.: 212-238-5407
                                                                                                      FAX NO.: 212-238-5439
                                                                                                      ABA NO.: 026009179
                                                                                                      VIA FED TRANSFER
                                                                                                      ACCOUNT NO.: 904996-02
                                                                                                      ACCOUNT NAME: LOAN DEPT.
                                                                                                      ATTENTION: ED SIDDONS
                                                                                                      REFERENCE: MARVEL IV HOLDINGS

                                                                                                      EURODOLLAR:
                                                                                                      ----------
                                                                                                      SAME


THE FIRST NATIONAL
 BANK OF BOSTON     $15,000,000               $4,250,000                        -0-                    DOMESTIC:
                                                                                                       --------
                                                                                                       100 RUSTCRAFT ROAD
                                                                                                       DEDHAM, MA 02026
                                                                                                       ATTENTION: ANGELA MOORE
                                                                                                       TEL. NO.: 617-467-2292
                                                                                                       FAX NO.: 617-467-2276
                                                                                                       ABA NO.: 01000390
                                                                                                       ACCOUNT NO.: 0411214
                                                                                                       VIA FED TRANSFER
                                                                                                       ATTENTION: ANGELA MOORE
                                                                                                       REFERENCE: MARVEL IV
                                                                                                         HOLDINGS

                                                                                                       EURODOLLAR:
                                                                                                       ----------
                                                                                                       SAME






                                       5



                      TRANCHE A              TRANCHE B
                   REVOLVING CREDIT        REVOLVING CREDIT
NAME OF BANK          COMMITMENT              COMMITMENT           LETTER OF CREDIT COMMITMENT        APPLICABLE LENDING OFFICE
------------         ----------             ------------           ---------------------------        -------------------------
THE FUJI BANK,
  LIMITED             $30,000,000             $4,250,000                        -0-                    DOMESTIC:
                                                                                                       --------
                                                                                                       2 WORLD TRADE CENTER
                                                                                                       NEW YORK, NY 10048
                                                                                                       ATTENTION: GEMMA DIZON
                                                                                                       TEL. NO.: 212-898-2069
                                                                                                       FAX NO.: 212-488-8216
                                                                                                       ABA NO.: 026009700
                                                                                                       VIA FED TRANSFER
                                                                                                       ACCOUNT NO.: 515011U3
                                                                                                       ACCOUNT NAME: USCF III
                                                                                                       ATTENTION: GEMMA DIZON
                                                                                                       REFERENCE: MAFCO HOLDINGS

                                                                                                       EURODOLLAR:
                                                                                                       ---------
                                                                                                       SAME



THE LONG-TERM
  CREDIT BANK
  OF JAPAN, LTD.           -0-                 $2,500,000                       -0-                    DOMESTIC:
                                                                                                       --------
                                                                                                       444 SOUTH FLOWER STREET
                                                                                                       LOS ANGELES, CA 90071
                                                                                                       ATTENTION: KEN NAKAGAWA
                                                                                                       TEL. NO.: 213-689-6244
                                                                                                       FAX NO.: 213-626-1067
                                                                                                       ABA NO.: 122000218
                                                                                                       VIA FED TRANSFER
                                                                                                       ACCOUNT NO.: 220234834
                                                                                                       ACCOUNT NAME: LONG-TERM
                                                                                                       CREDIT BANK OF JAPAN
                                                                                                       ATTENTION: KEN NAKAGAWA
                                                                                                       REFERENCE: MAFCO HOLDINGS
                                                                                                       INC.

                                                                                                       EURODOLLAR:
                                                                                                       ----------
                                                                                                       SAME





                                       6



                      TRANCHE A              TRANCHE B
                   REVOLVING CREDIT        REVOLVING CREDIT
NAME OF BANK          COMMITMENT              COMMITMENT           LETTER OF CREDIT COMMITMENT        APPLICABLE LENDING OFFICE
------------         ----------             ------------           ---------------------------        -------------------------
NATIONSBANK, N.A.        -0-                  $4,250,000                        -0-                    DOMESTIC:
                                                                                                       --------
                                                                                                       101 NO. TRYON STREET
                                                                                                       CHARLOTTE, NC 28255
                                                                                                       ATTENTION: CHARLIE FRANKLIN
                                                                                                       TEL. NO.: 704-386-4199
                                                                                                       FAX NO.: 704-386-8694
                                                                                                       ABA NO.: 053000196
                                                                                                       VIA FED TRANSFER
                                                                                                       ACCOUNT NO.: 13662122506
                                                                                                       ACCOUNT NAME: CORPORATE
                                                                                                       CREDIT SERVICES SUPPORT
                                                                                                       ATTENTION: CHARLIE FRANKLIN
                                                                                                       REFERENCE: MARVEL IV
                                                                                                         HOLDINGS

                                                                                                       EURODOLLAR:
                                                                                                       ----------
                                                                                                       SAME



ING (U.S.) CAPITAL    $15,000,000             $4,250,000                        -0-                    DOMESTIC:
  CORPORATION                                                                                          --------
                                                                                                       135 EAST 57TH STREET
                                                                                                       NEW YORK, NY 10022
                                                                                                       ATTENTION: KUNDUCK MOON
                                                                                                       TEL. NO.: (212) 446-0911
                                                                                                       FAX NO.: (212) 593-3362
                                                                                                       ABA NO.: 021000238
                                                                                                       VIA FED TRANSFER
                                                                                                       ACCOUNT NO.: 60007116
                                                                                                       ACCOUNT NAME: INTERNATIONALE
                                                                                                       NEDERLANDEN (U.S.) CAPITAL
                                                                                                       CORPORATION
                                                                                                       REFERENCE: MARVEL IV
                                                                                                         HOLDINGS

                                                                                                       EURODOLLAR:
                                                                                                       ----------
                                                                                                       SAME






                                       7



                      TRANCHE A              TRANCHE B
                   REVOLVING CREDIT        REVOLVING CREDIT
NAME OF BANK          COMMITMENT              COMMITMENT           LETTER OF CREDIT COMMITMENT        APPLICABLE LENDING OFFICE
------------         ----------             ------------           ---------------------------        -------------------------
VAN KAMPEN AMERICAN   $25,000,000                -0-                            -0-                    DOMESTIC:
CAPITAL PRIME RATE                                                                                     --------
 INCOME TRUST                                                                                          ONE PARKVIEW PLAZA
                                                                                                       OAKBROOK TERRACE, IL  60181
                                                                                                       ATTENTION:  JEFFREY MAILET
                                                                                                       TEL. NO.: (708) 684-6438
                                                                                                       FAX  NO.: (708) 684-6740
                                                                                                       ABA NO.: 011000028
                                                                                                       VIA FED TRANSFER
                                                                                                       ACCOUNT NO.: 99001265
                                                                                                       ACCOUNT NAME: VKM PRIT
                                                                                                       REFERENCE:  MARVEL IV
                                                                                                         HOLDINGS

                                                                                                       EURODOLLAR:
                                                                                                       ----------
                                                                                                       SAME



PILGRIM AMERICA
  PRIME RATE
     TRUST            $30,000,000             $2,500,000                        -0-                    DOMESTIC:
                                                                                                       ---------
                                                                                                       40 N. CENTRAL AVE.
                                                                                                       SUITE 1200
                                                                                                       PHOENIX, AZ   85004
                                                                                                       ATTENTION:
                                                                                                       TEL. NO.: (602) 417-8259
                                                                                                       FAX. NO.: (602) 417-8327
                                                                                                       ABA NO.: 011000028
                                                                                                       VIA FED TRANSFER
                                                                                                       ACCOUNT NO.: 37926342
                                                                                                       ACCOUNT NAME: PL1F - PILGRIM
                                                                                                       PRIME RATE TRUST
                                                                                                       REFERENCE:  MAFCO HOLDINGS

                                                                                                       EURODOLLAR:
                                                                                                       -----------
                                                                                                       SAME


SALOMON BROTHERS            -0-                $4,250,000                       -0-                    DOMESTIC:
HOLDING COMPANY INC                                                                                    --------
                                                                                                       8800 HIDDEN RIVER PARKWAY
                                                                                                       TAMPA, FL  33637
                                                                                                       ATTENTION: ROBIN KIDD
                                                                                                       TEL. NO.: (813) 558-7575
                                                                                                       FAX. NO.: (813) 558-4142
                                                                                                       ABA NO.: 0710000013
                                                                                                       VIA FED TRANSFER
                                                                                                       ACCOUNT NO.: 5143322
                                                                                                       ACCOUNT NAME:
                                                                                                       REFERENCE:

                                                                                                       EURODOLLAR:
                                                                                                       ----------
                                                                                                       SAME




            FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT



                                  SCHEDULE II
                                  -----------

                                   BORROWER


MARVEL IV HOLDINGS INC.

         Jurisdiction of Incorporation:  Delaware
         Authorized Capital Stock:  1,000 shares of Common Stock
         Shares Outstanding:  1,000 shares of Common Stock
         Percentage Owned:  99.5% by Marvel V Holdings Inc.
         Options, Warrants and Similar Rights:  None

                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT


                                 SCHEDULE III
                                 ------------

                                     DEBT



                                     NONE

            FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT




                                  SCHEDULE IV
                                  -----------

                                  INVESTMENTS



                                                                                                         INVESTMENT
PERSON                                          ISSUER                              TYPE                 AMOUNT
------                                          ------                              ----                 ----------
Marvel IV Holdings Inc.                         Marvel III Holdings Inc.            Common                  100%
                                                                                    Stock

                                                Investment in Marvel
                                                Entertainment Group, Inc.
                                                ("Marvel") in respect of
                                                Marvel's reimbursement
                                                obligations relating to a
                                                Letter of Credit (as defined
                                                in the Revolving Credit
                                                Agreement) in a face amount of
                                                $4,000,000 to be issued under
                                                the Existing Agreement or the
                                                Revolving Credit Agreement in
                                                favor of the landlord of a
                                                building located in Las Vegas,
                                                Nevada leased to a joint
                                                venture between a subsidiary
                                                of Marvel and Ebco Management,
                                                Inc.

            FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT




                                  SCHEDULE V
                                  -----------

                                     LIENS


                                     NONE

                                  SCHEDULE VI

                          Defeased Debt Calculations

                  The Defeased Debt Amount for each Designated Person listed below for any date of determination shall be calculated as follows for each such Designated Person:


Coleman
Guarantor:                 The Defeased Debt Amount for Coleman Guarantor
                           shall be an amount equal to the sum of:

                                    (i) the lesser of (x) the amount, if on
                           such date of determination Coleman Holdings is permitted to optionally redeem, pursuant to the terms of the Coleman Holdings Indenture, the Debt outstanding thereunder, that Coleman Holdings would be required to pay to redeem such Debt and (y) the greater of (A) the "repurchase price" (assuming a repurchase date 105 days after the date of determination) of the aggregate amount of all Debt outstanding under the Coleman Holdings Indenture as of the repurchase date plus accrued and unpaid interest thereon through the repurchase date, as determined pursuant to Section 4.08(a) of the Coleman Holdings Indenture and (B) the aggregate amount required as of the date of determination to be deposited with the Trustee (as defined in the Coleman Holdings Indenture) to effect the "legal defeasance option" or the "covenant defeasance option" under the Coleman Holdings Indenture (assuming a redemption date of July 15, 1996), as provided for in Sections 8.02(1) and 8.02(2) of the Coleman Holdings Indenture and Section 5 of Exhibit B to the Coleman Holdings Indenture, plus

                                     (ii) the "Redemption Price" as defined in
                           Section 5 of Exhibit A to the Coleman Worldwide Indenture (assuming a redemption date of May 27, 1998) of the aggregate amount of all Debt outstanding under the Coleman Worldwide Indenture as of the redemption date.

New World
Guarantor:                 The Defeased Debt Amount for New World Guarantor
                           shall be an amount equal to the lesser of (x) the amount, if on such date of determination NWCG
                           Holdings is permitted to optionally redeem, pursuant to the terms of the NWCG Holdings
                           Indenture, the Debt outstanding thereunder, that NWCG Holdings would be required to pay to redeem such Debt and (y) the greater of (A) the "repurchase price" (assuming a repurchase date
                           105 days after the date of determination) of the aggregate amount of all Debt outstanding under the NWCG

                           Holdings Indenture as of the repurchase date, as determined pursuant to Section 4.07(a) of the NWCG Holdings Indenture and (B) the aggregate amount required as of the date of determination to be deposited with the Trustee (as defined in the NWCG Holdings Indenture) to effect the "legal defeasance option" or the "covenant defeasance option" under the NWCG Holdings Indenture (assuming a maturity date of June 15, 1999), as provided for in Sections 8.02(1) and 8.02(2) of the NWCG Holdings Indenture.

Revlon Guarantor:          The Defeased Debt Amount for the Revlon Guarantor
                           shall be an amount equal to the lesser of (x) the amount, if on such date of determination Revlon
                           Worldwide is permitted to optionally redeem, pursuant to the terms of the Revlon Worldwide
                           Indenture, the Debt outstanding thereunder, that Revlon Worldwide would be required to pay to redeem such Debt and (y)the greater of (A) the "purchase price" (assuming a repurchase date 105 days after the date of determination) of the aggregate amount of all Debt outstanding under the Revlon Worldwide
                           Indenture as of the date of purchase plus accrued and unpaid interest thereon through the date of purchase, as determined pursuant to Section 4.09(a) of the Revlon Worldwide Indenture and (B) the "redemption price" (assuming a redemption date 60 days after the date of determination) for a "Change of Control" (as defined in the Revlon Worldwide
                           Indenture) of the aggregate amount of all Debt outstanding under the Revlon Worldwide Indenture as of the redemption date, as determined pursuant to
                           Section 5 of Exhibit B to the Revlon Worldwide
                           Indenture.


                  As used in this Schedule VI, the following terms shall have the following meanings:

          "Coleman Worldwide Indenture" means the Indenture, dated as of May 27, 1993, made by Coleman Worldwide in favor of Continental Bank, National Association as trustee pursuant to which Coleman Worldwide issued its Liquid Yield Option(TM) Notes due 2013.

         "Coleman Holdings Indenture" means the Indenture, dated as of July 15, 1993 made by Coleman Holdings in favor of Continental Bank, National Association as trustee pursuant to which Coleman Holdings issued its Senior Secured Discount Notes due 1998 and its Series B Senior Secured Discount Notes due 1998.

         "NWCG Holdings Indenture" means the Indenture, dated as of June 30, 1994 made by NWCG Holdings in favor of Nationsbank of Georgia, National Association as trustee pursuant to which NWCG Holdings issued its Senior Secured Discount Notes due 1999 and will issue its Series B Senior Secured Discount Notes due 1999.

         "Revlon Worldwide Indenture" means the Indenture, dated as of March 15, 1993, made by Revlon Worldwide Corporation ("Revlon Worldwide") in favor of The First National Bank of Boston as trustee pursuant to which Revlon Worldwide issued its Senior Secured Discount Notes due 1998 and will issue its Series B Senior Secured Discount Notes due 1998.

                                 Schedule VII

                        List of Debt for Definition of
                               Net Cash Proceeds



1.       MacAndrews & Forbes Holdings Inc.

         13% Subordinated Debentures due March 1, 1999 pursuant to the Indenture dated as of March 1, 1984 between MacAndrews & Forbes Holdings Inc. and the United States Trust Company of New York, as trustee.

2.       Andrews Group Incorporated

         10% Senior Subordinated Debentures due 1999 pursuant to the Indenture dated as of June 4, 1990 between Andrews Group Incorporated and First Trust of California, National Association, as trustee (as successor trustee to Security Pacific National Trust Company (New York)).

3.       Four Star Holdings Corp.

         Senior Notes due June 7, 1999 issued by Four Star Holdings Corp. to former shareholders (Lawrence L. Kuppin, Robert C. Rehme and Harry Evans Sloan) in the aggregate principal amount of $46,154,500.

4.       MacAndrews & Forbes Group Inc.

         15 5/8% Senior Subordinated Notes due 1997 pursuant to the Indenture dated October 22, 1982 between MacAndrews & Forbes Group Inc. and Security Pacific National Bank, as trustee.

5.       Revlon Group Incorporated

         Redemption of Series B Cumulative Redeemable Exchangeable Preferred Stock of Revlon Group Incorporated.

                                                     EXHIBIT A-1
                                                     TO THE FOURTH
                                                     AMENDED AND
                                                     RESTATED REVOLVING
                                                     CREDIT AGREEMENT







                    FORM OF TRANCHE A REVOLVING CREDIT NOTE


$____________                                      Dated:  December __, 1996


                  FOR VALUE RECEIVED, the undersigned, MARVEL IV HOLDINGS INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ___________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Fourth Amended and Restated Revolving Credit Agreement referred to below) the aggregate principal amount of the Tranche A Revolving Credit Advances (as defined below) owing to the Lender by the Borrower pursuant to the Fourth Amended and Restated Revolving Credit Agreement (as defined below) on the dates and in the amounts specified in the Fourth Amended and Restated Revolving Credit Agreement, but in no event later than June 3, 1999.

                  The Borrower promises to pay interest on the unpaid principal amount of each Tranche A Revolving Credit Advance from the date of each Tranche A Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Fourth Amended and Restated Revolving Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, at its offices at 399 Park Avenue, New York, New York 10043, Account No. 3685-2248, in same day funds. Each Tranche A Revolving Credit Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

                  This Promissory Note is one of the Tranche A Revolving Credit Notes referred to in, and is entitled to the benefits of, the Fourth Amended and Restated Revolving Credit Agreement dated as of December 16, 1996 (such agreement, as it may hereafter be amended or modified, being the "Fourth Amended and Restated Revolving Credit

Agreement") among the Borrower, the Lender, certain other lenders parties thereto, the initial issuing bank thereunder, Citibank, N.A., as Administrative Agent, The First National Bank of Boston, as Documentation Agent, Chase Securities, Inc., as Syndication Agent, Citibank, N.A., as Collateral Agent and the managing agents party thereto. The Fourth Amended and Restated Revolving Credit Agreement, among other things, (i) provides for the making of Tranche A revolving credit advances (the "Tranche A Revolving Credit Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Tranche A Revolving Credit Advances being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   MARVEL IV HOLDINGS INC.


                                   By: ____________________________________
                                       Title:

                      ADVANCES AND PAYMENTS OF PRINCIPAL


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                                          Amount of
                       Amount of          Principal Paid                 Unpaid Principal        Notation
Date                    Advance           or Prepaid                         Balance             Made by
--------------------------------------------------------------------------------------------------------------------------

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

                                                 EXHIBIT A-2 TO THE
                                                 FOURTH AMENDED AND
                                                 RESTATED REVOLVING
                                                 CREDIT AGREEMENT







                    FORM OF TRANCHE B REVOLVING CREDIT NOTE


$____________                                     Dated:  December__, 1996


                  FOR VALUE RECEIVED, the undersigned, MARVEL IV HOLDINGS INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ___________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Fourth Amended and Restated Revolving Credit Agreement referred to below) the aggregate principal amount of the Tranche B Revolving Credit Advances (as defined below) owing to the Lender by the Borrower pursuant to the Fourth Amended and Restated Revolving Credit Agreement (as defined below) on the dates and in the amounts specified in the Fourth Amended and Restated Revolving Credit Agreement, but in no event later than June 30, 1997.

                  The Borrower promises to pay interest on the unpaid principal amount of each Tranche B Revolving Credit Advance from the date of each Tranche B Revolving Credit Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Fourth Amended and Restated Revolving Credit Agreement.

                  Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, at its offices at 399 Park Avenue, New York, New York 10043, Account No. 3685-2248, in same day funds. Each Tranche B Revolving Credit Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

                  This Promissory Note is one of the Tranche B Revolving Credit Notes referred to in, and is entitled to the benefits of, the Fourth Amended and Restated Revolving Credit Agreement dated as of December 16, 1996 (such agreement, as it may hereafter be amended or modified, being the "Fourth Amended and Restated Revolving

Credit Agreement") among the Borrower, the Lender, certain other lenders parties thereto, the initial issuing bank thereunder, Citibank, N.A., as Administrative Agent, The First National Bank of Boston, as Documentation Agent, Chase Securities, Inc., as Syndication Agent, Citibank, N.A., as Collateral Agent and the managing agents party thereto. The Fourth Amended and Restated Revolving Credit Agreement, among other things, (i) provides for the making of Tranche B revolving credit advances (the "Tranche B Revolving Credit Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Tranche B Revolving Credit Advances being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

                  This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       MARVEL IV HOLDINGS INC.


                                       By:________________________________
                                          Title:

                      ADVANCES AND PAYMENTS OF PRINCIPAL


--------------------------------------------------------------------------------------------------------------------------
                                          Amount of
                       Amount of          Principal Paid                 Unpaid Principal        Notation
Date                    Advance           or Prepaid                         Balance             Made by
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

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

                                               EXHIBIT B

                                               TO THE FOURTH AMENDED
                                               AND  RESTATED REVOLVING
                                               CREDIT AGREEMENT


                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE


                                                      Dated _________, 199_


                  Reference is made to the Fourth Amended and Restated Revolving Credit Agreement dated as of December 16, 1996 (as amended or otherwise modified from time to time, the "Fourth Amended and Restated Revolving Credit Agreement") among Marvel IV Holdings Inc., a Delaware corporation (the "Borrower"), the Lender Parties (as defined in the Fourth Amended and Restated Revolving Credit Agreement), Citibank, N.A., as Administrative Agent (the "Administrative Agent"), The First National Bank of Boston, as Documentation Agent, Chase Securities, Inc., as Syndication Agent, Citibank, N.A., as Collateral Agent and the managing agents party thereto. Terms defined in the Fourth Amended and Restated Revolving Credit Agreement are used herein with the same meaning.

                  ____________ (the "Assignor") and ___________ (the
"Assignee") agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Fourth Amended and Restated Revolving Credit Agreement as of the date hereof equal to the percentage interest specified on Annex 1 of all outstanding rights and obligations under the Facility or Facilities specified on Annex 1. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth in Annex 1.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Fourth Amended and Restated Revolving Credit Agreement, respectively, as specified on Annex 1.

                  3. The Assignee (i) confirms that it has received a copy of the Fourth Amended and Restated Revolving Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Fourth Amended and Restated Revolving Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Fourth Amended and Restated Revolving Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Fourth Amended and Restated Revolving Credit Agreement are required to be performed by it as a Lender; [and] (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Fourth Amended and Restated Revolving Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].(1)

                  4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on Annex 1 hereto (the "Effective Date").

---------------------
1 Include clause (vii) if the Assignee is organized under the laws of a jurisdiction outside the United States.

                  5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Fourth Amended and Restated Revolving Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Fourth Amended and Restated Revolving Credit Agreement.

                  6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Fourth Amended and Restated Revolving Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Fourth Amended and Restated Revolving Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

                  7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

                  8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Annex 1 to this Assignment and Acceptance by telecopier shall be as effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

                  IN WITNESS WHEREOF, the parties hereto have caused Annex 1 to this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Annex 1 hereto.

                                    Annex 1
                                      to
                           Assignment and Acceptance
                              Dated        , 199

As to each Facility in respect of which an interest is being assigned.

         Percentage Interest assigned:                          _________%

         Assignee's Tranche A Revolving Credit
         Commitment:                                           $_________

         Aggregate outstanding principal
          amount of Tranche A Revolving
          Credit Advances assigned:                            $_________

         Principal amount of Tranche A Revolving Credit
            Note payable to Assignee:                          $_________

         Principal amount of Tranche A Revolving Credit
            Note payable to Assignor:                          $_________

         Assignee's Tranche B Revolving
         Credit Commitment:                                     _______%

         Aggregate outstanding principal amount of
          Tranche B Revolving Credit Advances
          assigned:                                            $________

         Principal amount of Tranche B Revolving
           Credit Note payable to Assignee:                    $________

         Principal amount of Tranche B Revolving
           Credit Note payable to Assignor:                    $________

         Effective Date**:                      _________________, 199_

                                        [NAME OF ASSIGNOR, as Assignor]

                                        By: _______________________________
                                            Title:
------------------------
** This date should be no earlier than the date of acceptance by the Administrative Agent.

                                        [NAME OF ASSIGNEE], as Assignee

                                        By: ________________________________
                                                   Title:

                                        Lending Office
                                        (and address for notices):
                                                [Address]

Accepted this ___ day of ___________,
199_

CITIBANK, N.A.,
  as Administrative Agent



By:________________________
   Title:

                                               EXHIBIT C
                                               TO THE FOURTH AMENDED
                                               AND RESTATED REVOLVING
                                               CREDIT AGREEMENT


                                    FORM OF
                              NOTICE OF BORROWING


Citibank, N.A.
as Administrative Agent for the Lenders parties
to the Fourth Amended and Restated Revolving
Credit Agreement referred to below                                 [Date]
399 Park Avenue
New York, New York  10043

Attention:  _____________

Ladies and Gentlemen:

              The undersigned, Marvel IV Holdings Inc., refers to the Fourth Amended and Restated Revolving Credit Agreement dated as of December 16, 1996 (as amended or otherwise modified from time to time, the "Fourth Amended and Restated Revolving Credit Agreement"; the terms defined therein being used herein as therein defined), among the undersigned, certain Lender Parties parties thereto, Citibank, N.A., as Administrative Agent, The First National Bank of Boston, as Documentation Agent, Chase Securities, Inc., as Syndication Agent, Citibank, N.A., as Collateral Agent and the managing agents party thereto and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Fourth Amended and Restated Revolving Credit Agreement that the undersigned hereby requests a Borrowing under the Fourth Amended and Restated Revolving Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Fourth Amended and Restated Revolving Credit
Agreement:

             (i) The Business Day of the Proposed Borrowing is ____________, [199_].
            (ii)  The Facility under which the Proposed Borrowing is to be
                  made is the           Tranche A] [Tranche B] Revolving Credit
                  Facility.
           (iii) The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].
            (iv) The aggregate amount of the Proposed Borrowing is $__________.
             (v) The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is _____ month[s].]

              The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

              (A) the representations and warranties contained in the Loan Documents are correct in all material respects on and as of the date of such Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; and

              (B) no Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom.

                                               Very truly yours,

                                               MARVEL IV HOLDINGS INC.


                                               By: ______________________
                                                   Title:

                                      EXHIBIT I
                                      TO THE FOURTH AMENDED
                                      AND RESTATED REVOLVING
                                      CREDIT AGREEMENT


                        FORM OF CONFIDENTIALITY LETTER

                               [BANK LETTERHEAD]


                                                                      [Date]

Citibank, N.A.
  as Administrative Agent
399 Park Avenue
New York, NY 10043

[Name and address of Bank
   selling a participation or
   making an assignment under
   the Fourth Amended and Restated Revolving Credit Agreement referred to below]

Dear Sirs:

         We understand that Citibank, N.A. ("Citibank") is acting as Administrative Agent under the Fourth Amended and Restated Revolving Credit Agreement dated as of December 16, 1996 (as amended or otherwise modified from time to time, the "Fourth Amended and Restated Revolving Credit Agreement"; terms used herein and not otherwise defined are used as defined therein) among Marvel IV Holdings Inc. (the "Borrower"), Citibank, as Administrative Agent, the Initial Issuing Bank, the banks and financial institutions and other institutional lenders party thereto (the "Lender Parties"), The First National Bank of Boston, as Documentation Agent, Chase Securities, Inc., as Syndication Agent, Citibank, as Collateral Agent and the managing agents party thereto. In connection with our evaluation of a proposed purchase of a participation in, or acceptance of an assignment of, a portion of the Advances and Commitments, Citibank and/or a Lender or an affiliate of Citibank or a Lender have furnished, and will furnish, us with a copy of the Fourth Amended and Restated Revolving Credit Agreement and non-public information concerning the Borrower and the Bank (all such non-public information, whether furnished before or after the date of this letter, and including, without limitation, the financial model referred to below, collectively the "Transaction Information").

         We agree to keep confidential (and to cause our officers, directors, employees, agents and representatives to keep confidential) all Transaction Information and, in the event we do not participate or accept an assignment under the Fourth Amended and Restated Revolving Credit Agreement, at Citibank's, such Lender's or the Borrower's request, to return (and to cause such other person to return) to Citibank, such Lender or the Borrower, as the case may be, all written Transaction Information and all copies thereof, extracts therefrom and analyses and other materials based thereon, except that we shall be permitted to disclose details of the Transaction Information (i) to such of our officers, directors, employees, agents and representatives (which agents and representatives shall not include any financial institutions) and legal or other advisors who need to know such information in connection with our evaluation of a possible participation in, or possible acceptance of an assignment of, Advances and Commitment thereunder and who agree to be bound by the restrictions set forth herein; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process (provided that we will promptly notify the Borrower of such requirement as far in advance of its disclosure as is practicable to enable the Borrower to seek a protective order and, to the extent practicable, we will cooperate with the Borrower in seeking any such order), or requested by any governmental agency or authority having jurisdiction over us (provided that we will first inform the Borrower of any such request other than those from bank regulatory authorities or examiners and, in either case, we will inform any such agency or authority that such information is subject to this letter agreement); (iii) to the extent Citibank and the Borrower shall have consented to such disclosure in writing; and (iv) to the extent that a public announcement or dissemination of such Transaction Information shall have been made other than as a result of a breach of this Confidentiality Letter.

         We further agree that we will use the Transaction Information only in connection with our evaluation of becoming a possible participant or Eligible Assignee under the Fourth Amended and Restated Revolving Credit Agreement.

         The undertakings contained herein are for your benefit and the benefit of the Borrower.

         Upon its receipt of this confidentiality letter signed by us, we understand that Citibank or a Lender may forward to us a financial model for the periods through 1999 pertaining to the Borrower and the Bank. Such information will subsequently form part of the Transaction Information for all purposes hereunder.

         We understand that the financial model was prepared in good faith by Mafco's management based on assumptions believed to be reasonable when made. However, because assumptions as to future results are inherently subject to uncertainty and contingencies beyond Mafco's control, actual results of the Borrower and the Bank may be higher or lower.

                                            [Name of Lender]

                                            By: __________________________
                                                Title:

                                  $350,000,000


                             TERM CREDIT AGREEMENT

                         Dated as of December 16, 1996

                                     Among

                            MARVEL IV HOLDINGS INC.,
                      (to be renamed MAFCO FINANCE CORP.)

                                  as Borrower,

                         THE FINANCIAL INSTITUTIONS AND
                     THE INITIAL ISSUING BANK NAMED HEREIN,

                         as Financial Institutions and
                             Initial Issuing Bank,

                                CITIBANK, N.A.,

                 as Administrative Agent and Collateral Agent ,

                       NATIONSBANC CAPITAL MARKETS, INC.,

                            as Documentation Agent,

                                 CREDIT SUISSE,

                             as Syndication Agent,

                                      and

                           BANK OF AMERICA ILLINOIS,
                        ING (U.S.) CAPITAL CORPORATION,
                     SALOMON BROTHERS HOLDING COMPANY INC,
                             THE BANK OF NEW YORK,
                            THE FUJI BANK, LIMITED,

                               as Managing Agents

                               TABLE OF CONTENTS


Section                                                                   Page

                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01.  Certain Defined Terms......................................  2
SECTION 1.02.  Computation of Time Periods................................ 35
SECTION 1.03.  Accounting Terms........................................... 36

                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

SECTION 2.01.  The Advances............................................... 36
SECTION 2.02.  Making the Advances........................................ 36
SECTION 2.03.  Repayment.................................................. 38
SECTION 2.04.  Optional Termination or Reduction of the Commitments....... 38
SECTION 2.05.  Prepayments................................................ 38
SECTION 2.06.  Interest................................................... 43
SECTION 2.07.  Interest Rate Determination................................ 44
SECTION 2.08.  Fees    ................................................... 45
SECTION 2.09.  Increased Costs; Illegality................................ 45
SECTION 2.10.  Conversion of Advances..................................... 47
SECTION 2.11.  Payments and Computations.................................. 48
SECTION 2.12.  Taxes   ................................................... 49
SECTION 2.13.  Sharing of Payments, Etc................................... 52
SECTION 2.14.  Removal of Lender.......................................... 52
SECTION 2.15.  Defaulting Lender.......................................... 53

                                  ARTICLE III

                             CONDITIONS OF LENDING

SECTION 3.01.  Conditions Precedent to Effective Date..................... 56
SECTION 3.02.  Conditions Precedent to the Tranche A Term Borrowing. ..... 63
SECTION 3.03.  Conditions Precedent to the Tranche B Term Borrowings...... 64
SECTION 3.04.  Conditions Precedent to Each Borrowing..................... 65
SECTION 3.05.  Determinations Under Section 3.01.......................... 65

                                   ARTICLE IV

                                                                          Page


                         REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Representations and Warranties of the Borrower............. 66
SECTION 4.02.  Representations and Warranties Applicable to Marvel........ 70

                                   ARTICLE V

                           COVENANTS OF THE BORROWER

SECTION 5.01.  Affirmative Covenants...................................... 71
                (a)  Compliance with Laws, Etc............................ 71
                (b)  Compliance with Environmental Laws................... 71
                (c)  Maintenance of Insurance............................. 71
                (d)  Preservation of Corporate Existence, Etc............. 71
                (e)  Visitation Rights.................................... 72
                (f)  Keeping of Books..................................... 72
                (g)  Maintenance of Properties, Etc....................... 72
                (h)  Termination of Financing Statements.................. 72
                (i)  Collateral Account................................... 72
                (j)  Reporting Requirements............................... 72
                (k)  Look-Forward Certificate............................. 76
                (l)  Transactions with Affiliates......................... 77
                (m)  Mafco Tax Group...................................... 77
                (n)  Net Cash Proceeds.................................... 77
SECTION 5.02.  Negative Covenants......................................... 77
                (a)  Liens, Etc........................................... 77
                (b)  Lease Obligations.................................... 78
                (c)  Mergers, Etc......................................... 78
                (d)  Sales, Etc. of Assets................................ 78
                (e)  Dividends, Repurchases, Etc.......................... 78
                (f)  Investments.......................................... 79
                (g)  Change in Nature of Business......................... 79
                (h)  Accounting Changes................................... 79
                (i)  Debt................................................. 79
                (j)  Charter Amendments................................... 79
                (k)  Prepayments, Etc. of Debt............................ 80
                (l)  Negative Pledge...................................... 80
                (m)  Partnerships......................................... 80
                (n)  Capital Expenditures................................. 80
                (o)  Issuance of Capital Stock............................ 80
                (p)  Payment Restrictions................................. 80

                                                                           Page


                                   ARTICLE VI

                               EVENTS OF DEFAULT

SECTION 6.01.  Events of Default........................................... 81


                                  ARTICLE VII

               THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

SECTION 7.01.  Authorization and Action.................................... 86
SECTION 7.02.  Administrative Agent's and Collateral Agent's Reliance, Etc. 87
SECTION 7.03.  Citibank and Affiliates..................................... 87
SECTION 7.04.  Lender Credit Decision...................................... 88
SECTION 7.05.  Indemnification............................................. 88
SECTION 7.06.  Successor Administrative Agent and Collateral Agent......... 89

                                  ARTICLE VIII

                                 MISCELLANEOUS

SECTION 8.01.  Amendments, Etc............................................. 90
SECTION 8.02.  Notices, Etc................................................ 91
SECTION 8.03.  No Waiver; Remedies......................................... 91
SECTION 8.04.  Costs; Expenses............................................. 91
SECTION 8.05.  Right of Set-off............................................ 93
SECTION 8.06.  Binding Effect.............................................. 93
SECTION 8.07.  Assignments and Participations.............................. 93
SECTION 8.08.  Governing Law; Submission to Jurisdiction................... 96
SECTION 8.09.  Execution in Counterparts................................... 97
SECTION 8.10.  WAIVER OF JURY TRIAL........................................ 97

Schedule I     -   List of Existing Advances, Advances, Commitments and Lending
                   Offices

Schedule II    -   Borrower Information

Schedule III   -   List of Existing Debt

Schedule IV    -   List of Investments

Schedule V     -   List of Existing Liens

Schedule VI    -   Calculation of Defeased Debt Amount

Schedule VII   -   List of Debt for the Definition of Net Cash Proceeds

Exhibit A-1    -   Form of Tranche A Revolving Credit Note

Exhibit A-2    -   Form of Tranche B Revolving Credit Note

Exhibit B      -   Form of Assignment and Acceptance

Exhibit C      -   Form of Notice of Borrowing

Exhibit D-1    -   Form of Mafco Security Agreement

Exhibit D-2    -   Form of Borrower Security Agreement

Exhibit D-3    -   Form of Borrower Parent Security Agreement

Exhibit E-1    -   Form of Mafco Guaranty

Exhibit E-2    -   Form of Borrower Parent Guaranty

Exhibit E-3    -   Form of C&F Guaranty

Exhibit E-4    -   Form of Cigar Guaranty

Exhibit E-5    -   Form of Coleman Guaranty

Exhibit E-6    -   Form of Flavors Guaranty

Exhibit E-7    -   Form of New World Guaranty

Exhibit E-8    -   Form of Revlon Guaranty

Exhibit F-1    -   Form of C&F Pledge Agreement

Exhibit F-2    -   Form of Cigar Pledge Agreement

Exhibit F-3    -   Form of Coleman Pledge Agreement

Exhibit F-4    -   Form of Coleman Worldwide Pledge Agreement

Exhibit F-5    -   Form of Flavors Pledge Agreement

Exhibit F-6    -   Form of Four Star Pledge Agreement

Exhibit F-7    -   Form of Mafco Pledge Agreement

Exhibit F-8    -   Form of M&F Pledge Agreement

Exhibit F-9    -   Form of New Coleman Pledge Agreement

Exhibit F-10   -   Form of New World Pledge Agreement

Exhibit F-11   -   Form of Second Andrews Pledge Agreement

Exhibit F-12   -   Form of Revlon Pledge Agreement

Exhibit G      -   Form of Equity Contribution Agreement

Exhibit H      -   Form of First Gibraltar Loan Agreement

Exhibit I      -   Form of Confidentiality Letter

                             TERM CREDIT AGREEMENT


         TERM CREDIT AGREEMENT dated as of December 16, 1996 among MARVEL IV HOLDINGS INC. (to be renamed MAFCO FINANCE CORP.), a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Financial Institutions") listed on the signature pages hereof, CITIBANK, N.A. ("Citibank"), as administrative agent (together with any successor appointed pursuant to Article VII, the "Administrative Agent") for the Lenders (as hereinafter defined) hereunder, NATIONSBANC CAPITAL MARKETS, INC., as documentation agent (the "Documentation Agent") for the Lenders hereunder, CREDIT SUISSE, as syndication agent (the "Syndication Agent") for the Lenders hereunder, BANK OF AMERICA ILLINOIS, ING (U.S.) CAPITAL CORPORATION, SALOMON BROTHERS HOLDING COMPANY INC, THE BANK OF NEW YORK and THE FUJI BANK, LIMITED, as managing agents (the "Managing Agents"; together with the Administrative Agent, the Documentation Agent and the Syndication Agent, the "Agents") for the Lenders hereunder and Citibank, as collateral agent (together with any successor appointed pursuant to Article VII, the "Collateral Agent") for the Lenders hereunder and the Revolving Credit Agreement Lenders (as hereinafter defined).

                             PRELIMINARY STATEMENTS

         (1) Mafco Holdings Inc., a Delaware corporation and an indirect parent corporation of the Borrower ("Mafco") intends to acquire, directly or indirectly through Subsidiaries, newly issued equity in Marvel Entertainment Group, Inc., a Delaware corporation and an indirect Subsidiary (as hereinafter defined) of the Borrower ("Marvel").

         (2) The Borrower has requested that the Financial Institutions lend to it up to $350,000,000 which will be used to finance a series of related and simultaneous transactions which will result in (x) the acquisition by Mafco, directly or indirectly, of such newly issued equity in Marvel and (y) Toy Biz Inc., a Delaware corporation ("Toy Biz"), becoming a wholly-owned Subsidiary of Marvel. A portion of proceeds of the Borrowings hereunder may also be used to provide working capital to Marvel.

         (3) The Financial Institutions hereunder have indicated their willingness to agree to lend such amounts on the terms and conditions of this Agreement.

         (4) Concurrently with entering into this Agreement, the Borrower is entering into a Fourth Amended and Restated Revolving Credit Agreement dated as of the date hereof (as it may hereafter be amended or otherwise modified from time to time, the "Revolving Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto (the "Revolving Credit Agreement Lenders"), Citibank, as initial issuing bank, Citibank, as administrative agent (in such capacity, the "Revolving Administrative Agent"), The First National Bank of Boston as documentation agent (in such capacity, the "Revolving Documentation Agent"), Chase Securities, Inc., as syndication agent (in such capacity, the "Revolving Syndication Agent"), the managing agents party thereto (the "Revolving Managing Agents"); together with the Revolving Administrative Agent, the Revolving Documentation Agent and the Revolving Syndication Agent, the "Revolving Agents") and the Collateral Agent.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:


                                   ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "A Company" means (i) each Loan Party, FN Parent, FN Holdings, Coleman Holdings Inc., Coleman Worldwide and NWCG Holdings and (ii) on and after the Revlon Inclusion Date, National Health Care Group Inc., Revlon Holdings Inc. and Revlon Worldwide Corporation; provided, however, that on and after (i) the consummation of the New World Acquisition, NWCG Holdings shall no longer be an "A Company" and (ii) the date of sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, New World Guarantor shall no longer be an "A Company".

         "Administrative Agent" has the meaning specified in the recital of parties to this Agreement.

         "Administrative Agent's Account" means the account of the Administrative Agent maintained by the Administrative Agent with Citibank at 399 Park Avenue, New York, New York 10043, Account No.3685-2248.

         "Advance" means a Tranche A Term Advance or a Tranche B Term Advance.

         "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling", "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 5% or more of the Voting Stock of such Person or to direct or cause direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

         "Agents" has the meaning specified in the recital of parties to this Agreement.

         "Andrews" means Andrews Group Incorporated, a Delaware corporation.

         "Applicable Lending Office" means, with respect to each Lender, such Lender's Domestic Lending Office in the case of a Base Rate Advance and such Lender's Eurodollar Lending Office in the case of a Eurodollar Rate Advance.

         "Applicable Margin" means, at any time, 2.50% per annum for Base Rate Advances and 4.50% per annum for Eurodollar Rate Advances.

         "Asset Sale" means the sale, lease, transfer or other disposition (collectively, a "disposition") of assets of Mafco or any of its Subsidiaries other than a disposition of any of the following:

              (i) all or any portion of the capital stock of Laboratory Corporation of America Holdings, or Meridian Sports Incorporated,

              (ii) all or any portion of the capital stock or assets of the Bank or any of its Subsidiaries,

              (iii) all or any portion of the real property located at 1440 South Sepulveda, Los Angeles, California in connection with the New World Acquisition,

              (iv) from and after the later to occur of (A) the Tranche B Termination Date and (B) the Term Credit Agreement Termination Date, all or any portion of the capital stock or assets of Marvel III Holdings Inc., Marvel (Parent) Holdings Inc., Marvel Holdings Inc. and Marvel (or any of its Subsidiaries), and

              (v) any asset of Ropa Two Corporation so long as the Net Cash Proceeds from any disposition of an asset of Ropa Two Corporation shall be reinvested, within twelve months following the date of such disposition, in the business of Ropa Two Corporation or any of its Subsidiaries;

         provided, however, that

              (a) a disposition of assets of (x) a Designated Operating Company or any of its Subsidiaries, (y) Meridian Sports Incorporated or any of its Subsidiaries or (z) Marvel or any of its Subsidiaries prior to and following the Marvel Inclusion Period shall, in each case, only be considered an Asset Sale for purposes of this Agreement to the extent, and only to the extent, that all or a portion of the proceeds of such disposition are received by any of Mafco or any of its Subsidiaries (other than (i) a Designated Operating Company or any of its Subsidiaries, (ii) Meridian Sports Incorporated or any of its Subsidiaries or (iii) Marvel or any of its Subsidiaries prior to and following the Marvel Inclusion Period, as the case may be) through a dividend, distribution, loan, advance or other similar payment,

              (b) subject to the other clauses of this proviso, so long as the Revlon Holdings Statement is true and correct both before and after giving effect to such disposition, a disposition of assets of Revlon Holdings Inc. or any of its Subsidiaries shall only be considered an Asset Sale for purposes of this Agreement to the extent, and only to the extent, that all or a portion of the proceeds of such disposition are received by any of Mafco or any of its Subsidiaries (other than Revlon Holdings Inc. or any of its Subsidiaries) through a dividend, distribution, loan, advance or other similar payment,

              (c) notwithstanding clause (b) of this proviso, a disposition of all or any portion of the capital stock of Revlon Worldwide Corporation, National Health Care Group, Inc. or Charles of the Ritz Group Ltd. (but in the case of Charles of the Ritz Group Ltd., only if it owns any of the capital stock of Revlon Worldwide Corporation at the time of such disposition) shall be considered an Asset Sale for purposes of this Agreement,

              (d) notwithstanding clause (b) of this proviso, a disposition of any asset (other than assets specifically excluded from this definition of "Asset Sale") of National Health Care Group, Inc. or any of its Subsidiaries (other than (i) prior to the Revlon Inclusion Date, Revlon Worldwide and its Subsidiaries and (ii) from and after the Revlon Inclusion Date, Revlon and its Subsidiaries) shall be considered an Asset Sale for purposes of this Agreement, and

              (e) notwithstanding clause (b) of this proviso, prior to the Revlon Inclusion Date, a disposition of assets by Revlon Worldwide or any of its Subsidiaries shall not be considered an Asset Sale for purposes of this Agreement.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee of such Lender, and accepted by the Administrative Agent, in substantially the form of Exhibit B hereto.

         "Bank" means First Nationwide Bank, A Federal Savings Bank, and any successor thereto, including the surviving bank of the merger of the Bank with and into California Federal.

         "Bank Preferred Stock Document" means the Federal Stock Charter of First Madison Bank, FSB, as supplemented by the First Supplementary Section to
Section 5 of the Charter of First Gibraltar Bank, FSB and the Second Supplemental Section to Section 5 of the Charter of First Madison Bank, FSB.

         "Base Rate" means a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the highest of:

              (a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank's base rate;

              (b) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (i) 1/2 of 1% per annum, plus (ii) the rate obtained by dividing (A) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor thereto) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. dollar non-personal time deposits in the United States, plus (iii) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor thereto) for insuring U.S. dollar deposits of Citibank in the United States; and

              (c) 1/2 of 1% per annum above the Federal Funds Rate.

         "Base Rate Advance" means an Advance that bears interest as provided in Section 2.06(a)(i).

         "Borrower" has the meaning specified in the recital of parties to this Agreement.

         "Borrower Collateral Account" has the meaning specified in the Borrower Security Agreement.

         "Borrower Parent" means Marvel V Holdings Inc., a Delaware corporation.

         "Borrower Parent Guaranty" means the Third Amended and Restated Guaranty dated as of December 16, 1996 made by the Borrower Parent in favor of the Lenders, the Revolving Credit Agreement Lenders, the Agents, the Revolving Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

         "Borrower Parent Security Agreement" means the Amended and Restated Security Agreement dated as of December 16, 1996 made by the Borrower Parent and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Borrower Security Agreement" means the Fourth Amended and Restated Borrower Security Agreement dated as of December 16, 1996 made by the Borrower to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Borrower's Account" means the account of the Borrower maintained by the Borrower with Citibank, N.A., at its office at 399 Park Avenue, New York, New York 10043, Account No. 40650489.

         "Borrowing" means a Tranche A Term Borrowing or a Tranche B Term Borrowing.

         "Business Day" means a day of the year on which banks are not required or authorized by law to close in New York City and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market and banks are open for business in London.

         "C&F Guarantor" means Mafco Consolidated Holdings Inc., a Delaware corporation (formerly known as C&F (Parent) Holdings Inc.).

         "C&F Guaranty" means the Second Amended and Restated Guaranty dated as of December 16, 1996 made by C&F Guarantor in favor of the Lenders, the Revolving

Credit Agreement Lenders, the Agents, the Revolving Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

         "C&F Pledge Agreement" means the Amended and Restated Pledge Agreement dated as of December 16, 1996 made by C&F Guarantor to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Calculation Period" means, for any date in respect of any common stock, the immediately preceding five Business Days during which such common stock traded on the relevant national stock exchange or the Nasdaq national market system.

         "California Federal" means California Federal Bank, A Federal Savings Bank.

         "Capital Expenditures" means, for any period, the sum of (a) all expenditures during such period for equipment, fixed assets, real property or improvements, or for replacements or substitutions therefor or additions thereto, that have a useful life of more than one year plus (b) the aggregate principal amount of all Debt (including obligations under Capitalized Leases) assumed or incurred in connection with any such expenditures.

         "Capitalized Leases" has the meaning specified in clause (e) of the definition of "Debt".

         "Cash Equivalents" means any of the following, to the extent owned by the Borrower or its Subsidiaries free and clear of all Liens and having a maturity not greater than 180 days from the date of issuance thereof: (a) direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, (b) insured certificates of deposit of or time deposits with any commercial bank that is a Lender or a member of the Federal Reserve System, issues (or the parent of which issues) commercial paper rated as described in clause (c), is organized under the laws of the United States or any State thereof and has combined capital and surplus of at least $1,000,000,000, (c) commercial paper in an aggregate amount of not more than $10,000,000 per issuer outstanding at any time, issued by any corporation organized under the laws of any State of the United States and rated at least "Prime-1" (or the then equivalent grade) by Moody's Investors Services, Inc. or "A-1" (or the then equivalent grade) by Standard & Poor's Ratings Group or (d) shares of money market mutual or similar funds having assets in excess of $100,000,000 and which invest exclusively in assets satisfying the requirements of clauses (a) through (c) of this definition.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.

         "Cigar Guarantor" means Consolidated Cigar II Holdings Inc., a Delaware corporation.

         "Cigar Guaranty" means the Third Amended and Restated Cigar Guaranty dated as of December 16, 1996 made by Cigar Guarantor in favor of the Lenders, the Revolving Credit Agreement Lenders, the Agents, the Revolving Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

         "Cigar Non-Operating Subsidiary" means C&F Guarantor.

         "Cigar Pledge Agreement" means the Second Amended and Restated Cigar Pledge Agreement dated as of December 16, 1996 made by Cigar Guarantor and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Citibank" has the meaning specified in the recital of parties to this Agreement.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and the rulings issued thereunder.

         "Coleman" means The Coleman Company, Inc., a Delaware corporation.

         "Coleman Guarantor" means Coleman (Parent) Holdings Inc., a Delaware corporation.

         "Coleman Guaranty" means the Third Amended and Restated Coleman Guaranty dated as of December 16, 1996 made by Coleman Guarantor in favor of the Lenders, the Revolving Credit Agreement Lenders, the Agents, the Revolving Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

         "Coleman Holdings" means Coleman Holdings Inc., a Delaware corporation.

         "Coleman Non-Operating Subsidiaries" means Coleman Holdings and Coleman Worldwide.

         "Coleman Pledge Agreement" means the Second Amended and Restated Pledge Agreement dated as of December 16, 1996 made by Coleman Guarantor to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Coleman Tax Agreements" means (i) the Tax Allocation Agreement dated as of August 24, 1990, as amended through the date hereof, between Mafco and New Coleman, (ii) the Tax Sharing Agreement dated as of February 26, 1992, as amended through the date hereof, among Mafco, Coleman Finance Holdings Inc., Coleman and the Subsidiaries of Coleman party thereto, (iii) the Tax Sharing Agreement dated as of February 26, 1992, as amended through the date hereof, among Mafco, New Coleman, Coleman Finance Holdings Inc. and the Subsidiaries of Coleman Finance Holdings Inc. party thereto, (iv) the Tax Equivalent Payment Agreement dated as of March 4, 1992, as amended through the date hereof, between Mafco and Coleman Finance Holdings Inc., (v) the Supplemental Tax Sharing Agreement dated as of February 26, 1992, as amended through the date hereof, between Coleman and M&F, (vi) the Tax Sharing Agreement dated as of May 27, 1993 among Mafco, Coleman Worldwide, Coleman and its Subsidiaries party thereto, (vii) the Tax Sharing Agreement dated as of May 27, 1993 among Mafco, Coleman Worldwide and the other Persons party thereto, (viii) the Tax Sharing Agreement dated as of July 22, 1993 between Mafco and Coleman Holdings, and
(ix) the Tax Sharing Termination Agreement dated as of May 27, 1993 among Mafco, New Coleman, Coleman and the other Persons party thereto.

         "Coleman Worldwide" means Coleman Worldwide Corporation, a Delaware corporation.

         "Coleman Worldwide Indenture" has the meaning specified in Schedule
VI.

         "Coleman Worldwide LYONS" means the Liquid Yield Option Notes Due 2013 issued by Coleman Worldwide.

         "Coleman Worldwide Pledge Agreement" means the Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by Coleman Worldwide to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Collateral" means all "Collateral" referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Collateral Agent, the Lenders, the Revolving Credit Agreement Lenders, the Agents and the Revolving Agents.

         "Collateral Accounts" means the Borrower Collateral Account, the Mafco Collateral Account, the Second Mafco Collateral Account and the L/C Cash Collateral Account.

         "Collateral Agent" has the meaning specified in the recital of the parties hereto. "Collateral Documents" means each Security Agreement and each Pledge Agreement.

         "Commitment" means a Tranche A Term Commitment or a Tranche B Term Commitment.

         "Consolidated" for any Person refers to the consolidation of the financial statements of such Person and its Subsidiaries in accordance with GAAP.

         "Conversion", "Convert" and "Converted" each refer to a conversion of Advances of one Type into Advances of the other Type pursuant to Section 2.10.

         "Debt" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all Obligations of such Person for the deferred purchase price of property or services (other than trade payables not overdue by more than 60 days incurred in the ordinary course of such Person's business); (c) all Obligations of such Person evidenced by notes, bonds, debentures or other similar instruments; (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property); (e) all Obligations of such Person as lessee under leases that have been or should be, in accordance with GAAP, recorded as capital leases ("Capitalized Leases"); (f) all Obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities; (g) all Obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of such Person or any warrants, rights or options to acquire such capital stock; (h) all Obligations of such Person in respect of Hedge Agreements; (i) all Debt of others referred to in clauses (a) through (h) above guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss,
(iii) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (iv) otherwise to assure a creditor against loss; and (j) all Debt referred to in clauses (a) through
(i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Lien on property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Debt. For all purposes of this Agreement and the other Loan Documents, "Debt" shall not include Obligations of any Designated Operating Company, Revlon, Marvel or any of their respective Subsidiaries in respect of Hedge Agreements.

         "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

         "Defaulted Advance" means, with respect to any Lender at any time, the amount of any Advance required to be made by such Lender to the Borrower pursuant to Section 2.01 at or prior to such time which has not been so made as of such time; provided, however, that any Advance made by the Administrative Agent for the account of such Lender pursuant to Section 2.02(c) shall not be considered a Defaulted Advance even if, at such time, such Lender shall not have reimbursed the Administrative Agent therefor as provided in Section 2.02(c). In the event that a portion of a Defaulted Advance shall be deemed made pursuant to Section 2.15(a), the remaining portion of such Defaulted Advance shall be considered a Defaulted Advance originally required to be made pursuant to Section 2.01 on the same date as the Defaulted Advance so deemed made in part.

         "Defaulted Amount" means, with respect to any Lender at any time, any amount required to be paid by such Lender to the Administrative Agent, the Collateral Agent or any other Lender hereunder or under any other Loan Document at or prior to such time which has not been so paid as of such time, including, without limitation, any amount required to be paid by such Lender to (a) the Administrative Agent pursuant to Section 2.02(c) to reimburse the Administrative Agent for the amount of any Advance made by the Administrative Agent for the account of such Lender, (b) any other Lender pursuant to Section
2.13 to purchase any interest or participating interest in Advances owing to such other Lender and (c) the Administrative Agent or the Collateral Agent pursuant to Section 7.05 to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for such Lender's ratable share of any amount required to be paid by the Lenders to the Administrative Agent or the Collateral Agent as provided therein. In the event that a portion of a Defaulted Amount shall be deemed paid pursuant to Section 2.15(b), the remaining portion of such Defaulted Amount shall be considered a Defaulted Amount originally required to be made hereunder or under any other Loan Document on the same date as the Defaulted Amount so deemed paid in part.

         "Defaulting Lender" means, at any time, any Lender that, at such time,
(a) owes a Defaulted Advance or a Defaulted Amount or (b) shall take or be the subject of any action or proceeding of a type described in Section 6.01(e).

         "Defeased Debt Amount" means for any date of determination for any Designated Person listed on Schedule VI an amount calculated in the manner set forth on Schedule VI for such Designated Person or such other amount as may be agreed by the Administrative Agent and the Borrower.

         "Deposit Certificate" has the meaning specified in Section 5.01(k).

         "Designated Coleman Subsidiaries" means Coleman Holdings, Coleman Worldwide and Coleman.

         "Designated New World Subsidiaries" means New World Guarantor, NWCG Holdings and New World; provided, however, that (i) on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, New World Guarantor shall no longer be a "Designated New World Subsidiary" and (ii) on and after the consummation of the New World Acquisition, each of NWCG Holdings and New World shall no longer be a "Designated New World Subsidiary".

         "Designated Operating Companies" means (i) Coleman, New World and MCG,
(ii) on and after the Revlon Inclusion Date, Revlon and (iii) solely during the Marvel Inclusion Period, Marvel; provided, however, that on and after the consummation of the New World Acquisition, New World shall no longer be a "Designated Operating Company".

         "Designated Persons" means Coleman Guarantor, New World Guarantor, C&F Guarantor and, on and after the Revlon Inclusion Date, Revlon Guarantor; provided, however, that on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, New World Guarantor shall no longer be a "Designated Person".

         "Documentation Agent" has the meaning specified in the recital of parties to this Agreement.

         "Dollars" and the sign "$" each mean lawful money of the United
States.

         "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, as the case may be, or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "Effective Date" has the meaning specified in Section 3.01.

         "Eligible Assignee" means (a) any commercial bank organized under the laws of the United States, or any State thereof, and having total assets in excess of $1,000,000,000; (b) any savings and loan association or savings bank organized under the laws of the United States, or any State thereof, and having a net worth determined in accordance with GAAP in excess of $500,000,000; (c) any commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development ("OECD") or has concluded special lending arrangements with the International Monetary Fund Associated with its General Arrangements to Borrow, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, so long as such bank is acting through a branch or agency located in the United States, in the Cayman Islands or in the country in which it is organized or another country that is described in this clause (c); (d) the central bank of any country that is a member of the OECD; (e) any finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that (i) is not affiliated with the Borrower, (ii) is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and (iii) has total assets in excess of $500,000,000; and (f) any other Person (other than an Affiliate of the Borrower) approved by the Administrative Agent and the Borrower, such approval not to be unreasonably withheld.

         "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement based upon or arising out of any Environmental Law or any Environmental Permit, including without limitation (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, or injunctive relief arising from alleged injury or threat of injury to health, safety or the environment.

         "Environmental Law" means any federal, state or local law, rule, regulation, order, writ, judgment, injunction, decree, determination or award relating to the environment, health or safety including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act.

         "Environmental Permit" means any permit, approval, identification number, license or other authorization required under any Environmental Law.

         "Equity Contribution Agreement" means the Amended and Restated Equity Contribution Agreement dated as of December 16, 1996, between the Borrower and the

Borrower Parent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

         "ERISA Affiliate" of any Person means any other Person that for purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Code.

         "ERISA Event" with respect to any Person means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such Person or any of its ERISA Affiliates unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances described in Section 4062(e) of ERISA; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA;
(e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan described in Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC of proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that would constitute grounds for the termination of, or the appointment of a trustee to administer, such Plan; provided, however, that an event described in clause (a), (c) or (d) of this definition, or in clause (b) of this definition solely with respect to a standard termination under Section 4041(b) of ERISA, shall be an ERISA Event only if such event is reasonably likely to result in a material liability of such Person or any of its ERISA Affiliates.

         "Eurocurrency Liabilities" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

         "Eurodollar Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurodollar Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Borrower and the Administrative Agent.

         "Eurodollar Rate" means, for any Interest Period for each Eurodollar Rate Advance comprising part of the same Borrowing, an interest rate per annum equal to the rate per annum obtained by dividing (a) the average (rounded upward to the nearest whole multiple of 1/100 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period for a period equal to such Interest Period by (b) a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage for such Interest Period. The Eurodollar Rate for each Interest Period shall be determined by the Administrative Agent on the basis of applicable rates furnished to and received by the Administrative Agent from Citibank two Business Days before the first day of such Interest Period, subject, however, to the provisions of Section 2.06.

         "Eurodollar Rate Advance" means an Advance that bears interest as provided in Section 2.06(a)(ii).

         "Eurodollar Rate Reserve Percentage" of any Lender for any Interest Period for any Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

         "Events of Default" has the meaning specified in Section 6.01.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Exchange Agreement" means the Exchange Agreement dated as of October 3, 1994 among FN Parent, FN Holdings and Gerald J. Ford.

         "Existing Credit Agreement" has the meaning given such term under the Revolving Credit Agreement.

         "Facility" means the Tranche A Term Facility or the Tranche B Term Facility.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "FG Guarantor" means First Gibraltar Guarantor Corp., a Delaware corporation.

         "Financial Institutions" has the meaning specified in the recital of parties to this Agreement.

         "First Gibraltar" means First Gibraltar Holdings Inc., a Delaware corporation.

         "First Gibraltar Charter Document" means the restated certificate of incorporation of First Gibraltar.

         "First Gibraltar Credit Agreement" means the $150,000,000 Credit Agreement dated as of September 27, 1996 among First Gibraltar, FG Guarantor, the banks and other financial institutions party thereto, NationsBank, N.A., as administrative agent, NationsBanc Capital Markets, Inc., as syndication agent and Citibank, as documentation agent, as the same may be amended, modified or otherwise supplemented from time to time.

         "First Gibraltar Loan Agreement" means the Amended and Restated Loan Agreement dated as of December 16, 1996 between the Borrower Parent and First Gibraltar, as amended or otherwise modified from time to time in accordance with its terms.

         "Flavors Guarantor" means Flavors (Parent) Holdings Inc., a Delaware corporation.

         "Flavors Guaranty" means the Third Amended and Restated Flavors Guaranty dated as of December 16, 1996 made by Flavors Guarantor in favor of the Lenders, the Revolving Credit Agreement Lenders, the Agents, the Revolving Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

         "Flavors Non-Operating Subsidiary" means C&F Guarantor.

         "Flavors Pledge Agreement" means the Second Amended and Restated Flavors Pledge Agreement dated as of December 16, 1996 made by Flavors Guarantor and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "FN Documents" means the FN Holdings Debt Document, the FN Holdings New Debt Document, the Second New FN Holdings Debt Document, the FN Parent Debt Document, the Exchange Agreement and the Stockholders Agreement.

         "FN Escrow" means First Nationwide Escrow Corp., a Delaware corporation.

         "FN Holdings" means First Nationwide Holdings Inc., a Delaware corporation.

         "FN Holdings Debt" means the 12-1/4% Senior Notes due 2001 issued by FN Holdings in an aggregate principal amount equal to $200,000,000.

         "FN Holdings Debt Document" means the Indenture dated as of July 15, 1994 made by FN Holdings in favor of The First National Bank of Boston, as trustee, in connection with the FN Holdings Debt and any other agreement or instrument which governs the terms of the FN Holdings Debt.

         "FN Holdings New Debt" means the 9-1/8% Senior Subordinated Notes Due 2003 issued by FN Holdings in an aggregate principal amount equal to $140,000,000.

         "FN Holdings New Debt Document" means the Indenture dated as of January 31, 1996 made by FN Holdings in favor of The Bank of New York, as trustee, in connection with the FN Holdings New Debt and any other agreement or instrument which governs the terms of the FN Holdings New Debt.

         "FN Holdings Preferred Stock" means the $150,000,000 liquidation value of Cumulative Perpetual Preferred Stock issued by FN Holdings and any shares of Cumulative Perpetual Preferred Stock to be issued in lieu of cash dividends payable on the FN Holdings Preferred Stock.

         "FN Management Incentive Plan" means the Management Incentive Plan for Certain Employees of the Bank established by FN Holdings to provide long-term incentives to certain key executives of the Bank.

         "FN Parent" means First Nationwide (Parent) Holdings Inc., a Delaware corporation.

         "FN Parent Debt" means the 12-1/2% Senior Notes due 2003 issued by FN Parent in an aggregate principal amount equal to $455,000,000.

         "FN Parent Debt Document" means the Indenture dated as of April 15, 1996 made by FN Parent in favor of The Bank of New York, as trustee, in connection with the

FN Parent Debt and any other agreement or instrument which governs the terms of the FN Parent Debt.

         "FN Parties" means the Bank, FN Holdings and FN Parent.

         "FN Tax Agreement" means the Tax Sharing Agreement dated as of January 1, 1994 among Mafco, FN Holdings, the Bank and certain Subsidiaries of FN Holdings and the Bank.

         "Four Star" means Four Star Holdings Corp., a Delaware corporation.

         "Four Star Pledge Agreement" means the Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by Four Star and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Fully Satisfied" shall mean, with respect to the Payment Obligations as of any date, that, on or before such date, (a) the principal of and interest accrued to such date on all outstanding Advances shall have been paid in full in cash, (b) the Commitments shall have been terminated in full and (c) all fees, expenses and other amounts then due and payable which constitute Payment Obligations shall have been paid in cash; provided, however, that on such date none of the Administrative Agent and the Lenders shall have made any claims in respect of Payment Obligations against the Borrower or any other Loan Party under any provision of any of the Loan Documents that has not been cash collateralized by an amount sufficient in the reasonable judgment of the Administrative Agent, the Required Lenders and any such Lender (if such Lender is not one of the Lenders constituting the Required Lenders) to secure such claim.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of, and used in, the preparation of the audited consolidated financial statements referred to in Section 4.01(f), except that with respect to (x) the preparation of any financial statement required to be furnished pursuant to clause (i), (ii) or (iii) of
Section 5.01(j) and (y) changes to financial statement presentation and accounting policies contemplated by Section 5.02(h), "GAAP" shall mean such principles as in effect from time to time in the United States of America.

         "Guarantor" means each of Mafco, Borrower Parent, Coleman Guarantor, New World Guarantor, Flavors Guarantor, Cigar Guarantor, C&F Guarantor and, on and after the Revlon Inclusion Date, Revlon Guarantor; provided, however, that on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, New World Guarantor shall no longer be a "Guarantor".

         "Guaranty" means each of the Borrower Parent Guaranty, the C&F Guaranty, the Cigar Guaranty, the Coleman Guaranty, the Flavors Guaranty, the Mafco Guaranty, the New World Guaranty and, on and after the Revlon Inclusion Date, the Revlon Guaranty; provided, however, that on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, the New World Guaranty shall no longer be a "Guaranty".

         "Hazardous Materials" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any Environmental Law and (c) any other substance exposure to which is regulated under any Environmental Law.

         "Hedge Agreements" means interest rate swap, cap or collar agreements, interest rate future or option contracts, currency swap agreements, currency future or option contracts and other similar agreements.

         "Indemnified Party" has the meaning specified in Section 8.04(c).

         "Initial Date" means, for purposes of Section 2.12, in the case of the Administrative Agent and each Financial Institution, the date of its execution and delivery of this Agreement and, in the case of each Lender other than a Financial Institution, the date of the Assignment and Acceptance pursuant to which it becomes a Lender.

         "Interest Period" means, for each Eurodollar Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Eurodollar Rate Advance or the date of the Conversion of any Base Rate Advance into such Eurodollar Rate Advance, and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three or six months, as the Borrower may, upon notice received by the Administrative Agent not later than 11:00 A.M. (New York City time) on the third Business Day prior to the first day of such Interest Period, select; provided, however, that

              (i) the Borrower may not select any Interest Period with respect to any Eurodollar Rate Advance which ends after June 30, 1997;

              (ii) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided that, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day; and

              (iii) whenever the first day of any Interest Period occurs on a day in a calendar month for which there is no numerically corresponding day in the calendar month that succeeds such initial calendar month by the number of months equal to the number of months in such Interest Period, such Interest Period shall end on the last Business Day of such succeeding calendar month.

         "Investment" in any Person means any loan or advance to such Person, any purchase or other acquisition of any capital stock, warrants, rights, options, debt obligations or other securities of such Person, any capital contribution to such Person or any other investment in such Person, including, without limitation, any arrangement pursuant to which the investor incurs Debt of the types referred to in clauses (i) and (j) of the definition of "Debt" in respect of such Person.

         "L/C Cash Collateral Account" has the meaning specified in the Borrower Security Agreement.

         "Lenders" means the Financial Institutions listed on the signature pages hereof and each Eligible Assignee that shall become a party hereto pursuant to Section 8.07.

         "Lien" means any lien, security interest or other charge or encumbrance of any kind, or any other type of preferential arrangement, including, without limitation, the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

         "Loan Documents" means this Agreement, the Notes, each Guaranty, each Collateral Document, the Equity Contribution Agreement and the First Gibraltar Loan Agreement.

         "Loan Party" means each of the Borrower, each Guarantor, M&F, Andrews, Four Star, New Coleman and First Gibraltar.

         "Look-Forward Certificate" has the meaning specified in Section
5.01(k).

         "M&F" means MacAndrews & Forbes Holdings Inc., a Delaware corporation.

         "M&F Pledge Agreement" means the Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by M&F to the

Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Mafco" has the meaning specified in the Preliminary Statements.

         "Mafco Collateral Account" has the meaning specified in the Mafco Security Agreement.

         "Mafco Guaranty" means the Fourth Amended and Restated Mafco Guaranty dated as of December 16, 1996 made by Mafco in favor of the Lenders, the Revolving Credit Agreement Lenders, the Agents, the Revolving Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

         "Mafco Pledge Agreement" means the Second Amended and Restated Pledge Agreement dated as of December 16, 1996 made by Mafco and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Mafco Security Agreement" means the Fourth Amended and Restated Mafco Security Agreement dated as of December 16, 1996 made by Mafco to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Managing Agents" has the meaning specified in the recital of parties hereto.

         "Margin Stock" has the meaning specified in Regulation U of the Board of Governors of the Federal Reserve System and any successor regulations thereto, as in effect from time to time.

         "Marvel" means Marvel Entertainment Group, Inc., a Delaware corporation.

         "Marvel IV Required Lenders" means at any time Lenders and Revolving Credit Agreement Lenders owed or holding at least a majority in interest of the sum of (a) the aggregate principal amount of the Advances outstanding at such time, (b) the aggregate principal amount of the Debt outstanding at such time under the Revolving Credit Agreement, (c) the aggregate Available Amount (as defined in the Revolving Credit Agreement) of all Letters of Credit (as defined in the Revolving Credit Agreement) outstanding at such time, (d) the aggregate unused Commitments, (e) the aggregate "Unused Tranche A Revolving Credit Commitment" under the Revolving Credit Agreement and (f) the aggregate "Unused Tranche B Revolving Credit Commitment" under the Revolving Credit Agreement (provided that, for purposes hereof, neither the Borrower, nor any of its

Affiliates, if a Lender or a Revolving Credit Agreement Lender, shall be included in (x) the Lenders and the Revolving Credit Agreement Lenders holding such amount of the Advances, the Debt or the Available Amount of all Letters of Credit or having such amount of the Commitments, the "Unused Tranche A Revolving Credit Commitment" or the "Unused Tranche B Revolving Credit Commitment" or (y) determining the aggregate unpaid principal amount of the Advances or such Debt, the total Commitments, the total "Unused Tranche A Revolving Credit Commitments" under the Revolving Credit Agreement or the total "Unused Tranche B Revolving Credit Commitments" under the Revolving Credit Agreement); provided, however, that if any Lender shall be a Defaulting Lender at such time or any Revolving Credit Agreement Lender shall be a "Defaulting Lender" under the Revolving Credit Agreement at such time, there shall be excluded from the determination of Marvel IV Required Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as Lender) and outstanding at such time, (ii) the aggregate principal amount of Debt under the Revolving Credit Agreement owing to such Revolving Credit Agreement Lender and outstanding at such time, (iii) such Lender's Pro Rata Share (as defined in the Revolving Credit Agreement) of the aggregate Available Amount of all Letters of Credit issued by such Revolving Credit Agreement Lender as of such time, (iv) the aggregate unused portion of the Commitments of such Lender at such time and (v) the aggregate "Unused Tranche A Revolving Credit Commitment" and "Unused Tranche B Revolving Credit Commitment" of such Revolving Credit Agreement Lender under the Revolving Credit Agreement at such time; provided, further, that on and after the Revolving Credit Agreement Termination Date, the Marvel IV Required Lenders shall be the Required Lenders hereunder. For purposes of this definition, the aggregate principal amount of Letter of Credit Advances owing to the Issuing Bank (as defined in the Revolving Credit Agreement) and the Available Amount of each Letter of Credit shall be considered to be owed to the Revolving Credit Agreement Lenders ratably in accordance with their respective Tranche A Revolving Credit Commitment (as defined in the Revolving Credit Agreement).

         "Marvel Inclusion Period" means the period commencing on the date that Mafco or any of its Affiliates acquires the New Marvel Shares and terminating on the later to occur of (x) the Term Credit Agreement Termination Date and (y) the "Tranche B Termination Date" under the Revolving Credit Agreement.

         "Material Adverse Change" means, with respect to any Person, a material adverse change in the condition (financial or otherwise), operations, assets, business or prospects of such Person and its Subsidiaries, taken as a whole.

         "Material Adverse Effect" means, with respect to any Person, a material adverse effect upon (a) the condition (financial or otherwise), operations, assets, business or prospects of such Person and its Subsidiaries, taken as a whole, or (b) the ability of a Loan Party to perform its obligations under any Loan Document, or (c) the rights and remedies of the Administrative Agent, the Collateral Agent or any Lender under any Loan Document.

         "MCG" means Mafco Consolidated Group Inc., a Delaware corporation.

         "MCG Tax Agreement" means the Tax Sharing Agreement dated as of June 15, 1995 among Mafco, MCG and Subsidiaries of MCG party thereto.

         "Multiemployer Plan" of any Person means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, which is subject to Title IV of ERISA, and to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

         "Multiple Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which is subject to Title IV of ERISA, and (a) that is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) that was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

         "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset or the sale or issuance by any Person of any Debt or capital stock, any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock, the sum of (i) the aggregate amount of cash received from time to time by or on behalf of such Person in connection with such transaction plus (ii) the aggregate principal amount of any Debt listed on Schedule VII hereto that is assumed, directly or indirectly, by any Person (other than Mafco or an Affiliate of Mafco) in connection with, or as a result of, such transaction, after deducting therefrom only (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees and expenses, finder's fees, accountants' fees and expenses and other similar fees, expenses and commissions, (b) the amount of taxes payable or estimated in good faith to be payable within 12 months following the date of the consummation of such transaction in connection with or as a result of such transaction and (c) the amount of any Debt that, by the terms of such Debt, is required to be repaid upon such disposition, in each case to the extent, but only to the extent, that the amounts so deducted are payable to a Person that is not an Affiliate (other than such amounts that are payable by the Borrower and its Subsidiaries to an Affiliate pursuant to a Related Document) and are properly attributable to such transaction or to the asset that is the subject thereof.

         "Net Equity Value" means for any day of determination for any Designated Person:

              (i) with respect to Coleman Guarantor, an amount (not less than $0) equal to the excess of (A) the product of the number of shares of common stock of Coleman owned directly or indirectly by Coleman Guarantor times the average closing price during the Calculation Period relating to such day of determination of such common stock on the New York Stock Exchange over
         (B) the Defeased Debt Amount of Coleman Guarantor;

              (ii) with respect to New World Guarantor, (x) prior to the date of the consummation of the New World Acquisition, an amount (not less than $0) equal to the excess of (A) the product of the number of shares of Class B common stock of New World owned directly or indirectly by New World Guarantor times the average closing price of the Class A common stock during the Calculation Period relating to such day of determination for such Class A Common Stock on either the New York Stock Exchange or the Nasdaq National Market System over (B) the Defeased Debt Amount of New World Guarantor and (y) on and after the date of the consummation of the New World Acquisition, an amount (not less than $0) equal to the excess of (1) the product of the number of News Corp. Preferred ADRs pledged in favor of the Collateral Agent under the Collateral Documents times, the average closing price of the News Corp. Preferred ADRs during the Calculation Period relating to such day of determination for such News Corp. Preferred ADRs on either the New York Stock Exchange or the Nasdaq National Market System over (2) the product of (A) the aggregate principal amount of Advances outstanding on such day times (B) 1.25;

              (iii) with respect to C&F Guarantor, an amount (not less than $0) equal to the product of the number of shares of common stock of MCG owned directly or indirectly by C&F Guarantor times the average closing price during the Calculation Period relating to such day of determination of such common stock on the New York Stock Exchange; and

              (iv) with respect to Revlon Guarantor (on and after the Revlon Inclusion Date), an amount (not less than $0) equal to the excess of
         (A) the product of the number of shares of common stock of Revlon owned directly or indirectly by Revlon Guarantor times the average closing price during the Calculation Period relating to such day of determination of such common stock on the New York Stock Exchange over
         (B) the Defeased Debt Amount of Revlon Guarantor.

         "Net Residual Value" means for any day of determination an amount equal to the aggregate Net Equity Value of the Designated Persons on such day.

         "New Coleman" means New Coleman Holdings Inc., a Kansas corporation.

         "New Coleman Pledge Agreement" means the Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by New Coleman and The Bank of New York, in its capacity as voting trustee, to the Collateral

Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "New Marvel Shares" means all shares of capital stock of Marvel issued after the date hereof and received by Andrews or any of its Affiliates.

         "New World" means New World Communications Group Incorporated, a Delaware corporation.

         "New World Acquisition" means the acquisition by News Corp. of NWCG Holdings and the shares of Class B common stock of New World held by New World Guarantor pursuant to the News Corp. Contract and related documents.

         "New World Guarantor" means NWCG (Parent) Holdings Corporation, a Delaware corporation.

         "New World Guaranty" means the Fourth Amended and Restated New World Guaranty dated as of December 16, 1996 made by New World Guarantor in favor of the Lenders, the Revolving Credit Agreement Lenders, the Agents, the Revolving Agents and the Collateral Agent, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

         "New World Pledge Agreement" means the Second Amended and Restated Pledge and Assignment Agreement dated as of December 16, 1996 made by New World Guarantor to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Newco" means DROF Holdings Inc., a Delaware corporation.

         "Newco Loan" means the loan by First Gibraltar to Newco in an aggregate principal amount of $150,000,000 for the sole purpose of purchasing the FN Holdings Preferred Stock.

         "News Corp." means The News Corporation Limited, a South Australia corporation.

         "News Corp. Contract" means the Stock Purchase Agreement dated as of September 24, 1996 among New World Guarantor, News Corp. and Fox Television Stations, Inc., as such agreement may be amended, modified or supplemented in accordance with the terms of the Loan Documents.

         "News Corp. Preferred ADRs" means the American Depositary Shares of News Corp., each of which represents four fully paid and nonassessable Preferred Limited Voting Ordinary Shares, of A $.50 each of News Corp., received by New World Guarantor pursuant to the terms of the News Corp. Contract.

         "Notes" means the Tranche A Term Notes and the Tranche B Term Notes.

         "Notice of Borrowing" has the meaning specified in Section 2.02(a).

         "NWCG Holdings" means NWCG Holdings Corporation, a Delaware corporation.

         "Obligation" means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including, without limitation, any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in
Section 6.01(e). Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party.

         "Original Credit Agreement" has the meaning given such term in the Revolving Credit Agreement.

         "Other Taxes" has the meaning specified in Section 2.13(b).

         "Payment Obligations" shall mean all principal, interest, fees, charges, expenses, attorneys' fees and expenses, indemnities and any other amounts payable by the Loan Parties under the Loan Documents.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any successor agency or entity performing substantially the same functions.

         "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

         "Plan" means a Single Employer Plan or a Multiple Employer Plan.

         "Pledge Agreements" means the C&F Pledge Agreement, the Cigar Pledge Agreement, the Coleman Pledge Agreement, the Coleman Worldwide Pledge Agreement, the Flavors Pledge Agreement, the Four Star Pledge Agreement, the Mafco Pledge Agreement, the M&F Pledge Agreement, the New Coleman Pledge Agreement, the New World Pledge Agreement, the Second Andrews Pledge Agreement and, on and after the Revlon Inclusion Date, the Revlon Pledge Agreement; provided, however, that, on and after the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs, the New World Pledge Agreement shall no longer be a "Pledge Agreement".

         "Register" has the meaning specified in Section 8.07(c).

         "Related Documents" means the Coleman Tax Agreements, the FN Tax Agreement and the MCG Tax Agreement.

         "Required Lenders" means at any time Lenders owed or holding at least a majority in interest of the sum of the aggregate principal amount of the Advances outstanding at such time, or, if no such principal amount is outstanding at such time, Lenders holding at least a majority in interest of the aggregate of the Commitments (provided that, for purposes hereof, neither the Borrower, nor any of its Affiliates, if a Lender, shall be included in (x) the Lenders holding such amount of the Advances or having such amount of the Commitments or (y) determining the aggregate unpaid principal amount of the Advances or the total Commitments); provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Required Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time and (ii) the aggregate unused portion of the Commitments of such Lender at such time.

         "Revlon" means Revlon, Inc., a Delaware corporation.

         "Revlon Guarantor" means Revlon Guarantor Corp., a Delaware corporation.

         "Revlon Guaranty" means the Revlon Guaranty to be made, at the Borrower's option, by Revlon Guarantor in favor of the Lenders, the Revolving Credit Agreement Lenders, the Agents, the Revolving Agents and the Collateral Agent in substantially the form of Exhibit E-8, as such guaranty may be amended or otherwise modified from time to time in accordance with its terms.

         "Revlon Holdings Statement" shall mean a statement that the sum of the fair market value of Revlon Worldwide Corporation plus the fair market value of National Health Care Group, Inc. constitutes at least 95% of the fair market value of Revlon Holdings Inc.

         "Revlon Inclusion Date" means the date on which the Administrative Agent and the Revolving Administrative Agent deliver a notice to the Borrower that the Administrative Agent or the Collateral Agent, as the case may be, shall have received, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender (or the requirement that such document be delivered shall have been duly waived):

              (i) certified copies of the resolutions of the board of directors of Revlon Guarantor approving the Revlon Guaranty and the Revlon Pledge Agreement, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Revlon Guaranty and the Revlon Pledge Agreement;

              (ii) a certificate of the Secretary or an Assistant Secretary of Revlon Guarantor certifying the names and true signatures of the officers of Revlon Guarantor authorized to sign the Revlon Guaranty and the Revlon Pledge Agreement;

              (iii) a copy of a certificate of the Secretary of State of the state of incorporation of each of National Health Care Group Inc., Revlon Guarantor, Revlon Holdings Inc., Revlon Worldwide Corporation and Revlon, dated reasonably near the Revlon Inclusion Date, listing the charter of such Person and each amendment thereto on file in his office and certifying that (A) such amendments are the only amendments to such Person's charter on file in his office, (B) such Person has paid all franchise taxes to the date of such certificate and (C) such Person is duly incorporated or organized and in good standing under the laws of such state;

              (iv) (A) a certificate of each of National Health Care Group Inc., Revlon Guarantor, Revlon Holdings Inc. and Revlon Worldwide Corporation signed on behalf of such Person by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Revlon Inclusion Date (the statements made in such certificate shall be true on and as of the Revlon Inclusion Date), certifying as to (1) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in clause (iii) above, (2) the trueness and correctness of the bylaws of such Person attached to such certificate, (3) the due incorporation and good standing of such Person as a corporation under the laws of the relevant state of incorporation, and the absence of any proceeding for the dissolution or liquidation of such Person, (4) the truth in all material respects of the representations and warranties made by such Person contained in the Revlon Guaranty and the Revlon Pledge Agreement as though made on and as of the Revlon Inclusion Date and
         (5) the absence of any event occurring and continuing, or resulting from the Revlon Inclusion Date, that constitutes a Default and (B) a certificate of Revlon Guarantor signed on behalf of Revlon Guarantor by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Revlon Inclusion Date (the statements made in such certificate shall be true on and as of the Revlon Inclusion Date), certifying as to (1) the absence of any amendments to the charter of Revlon since the date of the Secretary of State's Certificate referred to in clause (iii) above, (2) the trueness and correctness of the bylaws of Revlon attached to such certificate and (3) the due incorporation and good standing of Revlon as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of Revlon;

              (v) the Revlon Guaranty in substantially the form of Exhibit E-8, duly executed by Revlon Guarantor;

              (vi) the Revlon Pledge Agreement in substantially the form of Exhibit F-12, duly executed by Revlon Guarantor, together with (1) certificates representing the Pledged Shares referred to in the Revlon Pledge Agreement accompanied by undated stock powers executed in blank, (2) acknowledgment copies or stamped receipt copies of financing statements, duly filed on or before such date under the Uniform Commercial Code of all jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect the Liens created by the Revlon Pledge Agreement, covering the Collateral described in the Revlon Pledge Agreement, and (3) completed requests for information, dated on or before such date listing the financing statements referred to in clause (2) above and all other effective financing statements filed in the jurisdictions referred to in clause
         (2) above that name Revlon Guarantor, as debtor, together with copies of such other financing statements;

              (vii) certified copies of (A) a voting trust agreement among Revlon Finance Corporation, Revlon Guarantor, the Collateral Agent and The Bank of New York, as voting trustee, in substantially the form of the voting trust agreements delivered pursuant to Section 3.01(h)(xiii)(A) and (B) the charter of Revlon Guarantor, the terms and conditions of which shall be substantially similar to those contained in the charter of Coleman Guarantor;

              (viii) a letter, in form and substance satisfactory to the Administrative Agent, from Revlon Guarantor to KPMG Peat Marwick, independent certified public accountants, advising such accountants that the Administrative Agent and the Lenders have relied upon the financial statements of Revlon in determining whether to enter into the Loan Documents and have been authorized to exercise all rights of Revlon to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to Revlon and its Subsidiaries and directing such accountants to comply with any reasonable request of the Administrative Agent or any Lender for such information; and

              (ix) favorable opinions of counsel to Mafco reasonably satisfactory to the Lenders, in form and substance reasonably satisfactory to the Lenders.

         "Revlon Pledge Agreement" means the Pledge Agreement to be made, at the Borrower's option, by Revlon Guarantor to the Collateral Agent in substantially the form of Exhibit F-12, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Revlon Tax Agreements" shall have the meaning specified in the Revlon Guaranty.

         "Revolving Agents" has the meaning specified in the Preliminary Statements.

         "Revolving Administrative Agent" has the meaning specified in the Preliminary Statements.

         "Revolving Credit Agreement" has the meaning specified in the Preliminary Statements.

         "Revolving Credit Agreement Lenders" has the meaning specified in the Preliminary Statement.

         "Revolving Credit Facilities" has the meaning given such term in the Revolving Credit Agreement.

         "Revolving Credit Agreement Termination Date" means the date on which the "Payment Obligations" (as defined in the Revolving Credit Agreement) shall be "Fully Satisfied" (as defined in the Revolving Credit Agreement).

         "Revolving Documentation Agent" has the meaning specified in the Preliminary Statements.

         "Revolving Syndication Agent" has the meaning specified in the Preliminary Statements.

         "Second Andrews Pledge Agreement" means the Second Amended and Restated Non-Recourse Guaranty and Pledge Agreement dated as of December 16, 1996 made by Andrews and The Bank of New York, in its capacity as voting trustee, to the Collateral Agent, as such agreement may be amended or otherwise modified from time to time in accordance with its terms.

         "Second Credit Agreement" has the meaning given such term in the Revolving Credit Agreement.

         "Second Mafco Collateral Account" has the meaning specified in the Mafco Security Agreement.

         "Second New FN Holdings Debt" means the 10-5/8% Senior Subordinated Notes due 2003 issued by FN Escrow in an aggregate principal amount equal to $575,000,000, which will be assumed by FN Holdings upon the merger of FN Escrow with and into FN Holdings.

         "Second New FN Holdings Debt Document" means the Indenture dated as of September 19, 1996 between FN Escrow and The Bank of New York, as trustee, in connection with the Second New FN Holdings Debt and any other agreement or instrument which governs the terms of the Second New FN Holdings Debt.

         "Security Agreements" means the Borrower Security Agreement, the Borrower Parent Security Agreement and the Mafco Security Agreement.

         "Single Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, which is subject to Title IV of ERISA, and (a) that is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

         "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

         "Specified Holding Company Debt" means the 13% Subordinated Debentures due March 1, 1999 issued by M&F pursuant to the Indenture dated as of March 1, 1984 between M&F and the United States Trust Company of New York and the 10% Senior Subordinated Debentures due 1999 issued by Andrews pursuant to the Indenture dated as of June 4, 1990 between Andrews and First Trust of California, National Association (as successor trustee to Security Pacific National Trust Company (New York)).

         "Stockholders Agreement" means the Stockholders Agreement dated as of October 3, 1994, among FN Parent, FN Holdings and Gerald J. Ford, as such agreement may be amended, modified or otherwise supplemented from time to time with the consent of the Required Lenders.

         "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of (a) the Voting Stock of such corporation, (b) the interest in the capital or profits of such partnership or joint venture or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries; provided, however, that for all purposes of the Loan Documents, Toy Biz, Inc. shall not be a Subsidiary of any of the Loan Parties.

         "Supermajority Lenders" means at any time Lenders owed or holding at least 67% of the sum of the aggregate principal amount of the Advances outstanding at such time or, if no such principal amount is outstanding at such time, Lenders holding at least a majority in interest of the aggregate of the Commitments (provided that, for purposes hereof, neither the Borrower nor any of its Affiliates, if a Lender, shall be included in (x) the Lenders holding such amount of the Advances or having such amount of the Commitments or (y) determining the aggregate unpaid principal amount of the Advances or the total Commitments); provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Supermajority Lenders at such time (i) the aggregate principal amount of the Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time and (ii) the aggregate unused portions of the Commitments of such Lender at such time.

         "Syndication Agent" has the meaning specified in the recital of parties to this Agreement.

         "Tax Certificate" has the meaning specified in Section 5.01(j)(xiii).

         "Taxes" has the meaning specified in Section 2.12(a).

         "Term Credit Agreement Termination Date" means the date on which the Payment Obligations have been Fully Satisfied.

         "Term Facilities" means the Tranche A Term Facility and the Tranche B Term Facility.

         "Third Credit Agreement" has the meaning specified in the Revolving Credit Agreement.

         "Toy Biz" has the meaning specified in the Preliminary Statements.

         "Tranche A Required Lenders" means at any time Lenders owed or holding at least a majority in interest of the sum of the aggregate principal amount of the Tranche A Term Advances outstanding at such time, or, if no such principal amount is outstanding at such time, Lenders holding at least a majority in interest of the aggregate of the Tranche A Term Commitments (provided that, for purposes hereof, neither the Borrower, nor any of its Affiliates, if a Lender, shall be included in (x) the Lenders holding such amount of the Tranche A Term Advances or having such amount of the Tranche A Term Commitments or (y) determining the aggregate unpaid principal amount of the Tranche A Term Advances or the total Tranche A Term Commitments); provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Tranche A Required Lenders at such time (i) the aggregate principal amount of the Tranche A Term Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time and (ii) the aggregate unused portion of the Tranche A Term Commitments of such Lender at such time.

         "Tranche A Term Advance" has the meaning specified in Section 2.01(a).

         "Tranche A Term Borrowing" means a borrowing consisting of simultaneous Tranche A Term Advances of the same Type made by the Lenders.

         "Tranche A Term Commitment" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Tranche A Term Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Tranche A Term Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

         "Tranche A Term Facility" means, at any time, the aggregate amount of the Lenders' Tranche A Term Commitments at such time.

         "Tranche A Term Note" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-1 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Tranche A Term Advances made by such Lender.

         "Tranche A Termination Date" means the earliest of (a) June 30, 1997,
(b) the date of the termination (and abandonment) of the News Corp. Contract,
(c) the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs or (d) the date of termination in whole of the Tranche A Term Commitments pursuant to Section 2.04 or 6.01.

         "Tranche B Required Lenders" means at any time Lenders owed or holding at least a majority in interest of the sum of the aggregate principal amount of the Tranche B Term Advances outstanding at such time, or, if no such principal amount is outstanding at such time, Lenders holding at least a majority in interest of the aggregate of the Tranche B Term Commitments (provided that, for purposes hereof, neither the Borrower, nor any of its Affiliates, if a Lender, shall be included in (x) the Lenders holding such amount of the Tranche B Term Advances or having such amount of the Tranche B Term Commitments or (y) determining the aggregate unpaid principal amount of the Tranche B Term Advances or the total Tranche B Term Commitments); provided, however, that if any Lender shall be a Defaulting Lender at such time, there shall be excluded from the determination of Tranche B Required Lenders at such time (i) the aggregate principal amount of the Tranche B Term Advances owing to such Lender (in its capacity as a Lender) and outstanding at such time and (ii) the aggregate unused portion of the Tranche B Term Commitments of such Lender at such time.

         "Tranche B Term Advance" has the meaning specified in Section 2.01(b).

         "Tranche B Term Borrowing" means a borrowing consisting of simultaneous Tranche B Term Advances of the same Type made by the Lenders.

         "Tranche B Term Commitment" means, with respect to any Lender at any time, the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Tranche B Term Commitment" or, if such Lender has entered into one or more Assignments and Acceptances, set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(c) as such Lender's "Tranche B Term Commitment", as such amount may be reduced at or prior to such time pursuant to Section 2.04.

         "Tranche B Term Facility" means, at any time, the aggregate amount of the Lenders' Tranche B Term Commitments at such time.

         "Tranche B Term Note" means a promissory note of the Borrower payable to the order of any Lender, in substantially the form of Exhibit A-2 hereto, evidencing the aggregate indebtedness of the Borrower to such Lender resulting from the Tranche B Term Advances made by such Lender.

         "Tranche B Termination Date" means the earliest of (a) June 30, 1997,
(b) the date of the termination (and abandonment) of the News Corp. Contract,
(c) the date of the sale, monetization or other disposal by Mafco or any of its Subsidiaries of all of the News Corp. Preferred ADRs or (d) the date of termination in whole of the Tranche B Term Commitments pursuant to Section 2.04 or 6.01.

         "Treasury Regulations" means the temporary and final regulations promulgated under the Internal Revenue Code of 1986, as amended from time to time.

         "Type" refers to the distinction between Advances bearing interest at the Base Rate and Advances bearing interest at the Eurodollar Rate.

         "Unfunded Pension Liabilities" with respect to any Plan means the excess, if any, of its accumulated benefit obligation ("ABO"), as determined in accordance with Statement of Financial Accounting Standards No. 87 or any successor thereto ("FAS 87") over the fair market value of its assets (as of such date) (provided that in determining the ABO for this purpose, the interest, mortality and other relevant actuarial assumptions used to fund such Plan as of its most recent actuarial valuation) shall be used instead of the interest, mortality and other relevant actuarial assumptions that would otherwise be prescribed by FAS 87.

         "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

         "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA.

         "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Part IV of ERISA.

         SECTION 1.02. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

         SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP.


                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE ADVANCES

         SECTION 2.01. The Advances. (a) The Tranche A Term Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make a single advance (a "Tranche A Term Advance") to the Borrower on any Business Day during the period from the date hereof until the Tranche A Termination Date in an amount not to exceed such Lender's Tranche A Term Commitment at such time. The Tranche A Term Borrowing shall consist of Tranche A Term Advances made simultaneously by the Lenders ratably according to their Tranche A Term Commitments. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed.

         (b) The Tranche B Term Advances. Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make advances (each a "Tranche B Term Advance") to the Borrower from time to time on any Business Day during the period from the date hereof until the Tranche B Termination Date in an aggregate amount not to exceed at any time outstanding such Lender's Tranche B Term Commitment on such Business Day. Each Tranche B Term Borrowing shall be in an aggregate amount not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of Tranche B Term Advances made on the same day by the Lenders ratably according to their Tranche B Term Commitments. Amounts borrowed under this Section 2.01(b) and repaid or prepaid may not be reborrowed.

         SECTION 2.02. Making the Advances. (a) Except as otherwise provided in
Section 2.15, each Borrowing shall be made on notice given not later than 11:00 A.M. (New York City time) on the first Business Day prior to the date of a proposed Borrowing consisting of Base Rate Advances or the third Business Day prior to the date of a proposed Borrowing consisting of Eurodollar Rate Advances, by the Borrower to the Administrative Agent, which shall give to each Lender prompt notice thereof by telecopier, telex or cable. Each such notice of a Borrowing (a "Notice of Borrowing") shall be by telecopier, telex or cable, and, with respect to a Notice of Borrowing by telex or cable, confirmed immediately thereafter in writing, in substantially the form of Exhibit C hereto, specifying therein the requested (i) date of such Borrowing, (ii) Facility under which such Borrowing is to be made, (iii) Type of Advances comprising such Borrowing, (iv) aggregate amount of such Borrowing and (v) Interest Period for each Eurodollar Rate Advance included in such Borrowing. In the case of a proposed Borrowing comprised of Eurodollar Rate Advances, the Administrative Agent shall promptly notify the Borrower and each Lender of the applicable interest rate under Section 2.06(a)(ii). Each Lender shall, before 12:00 noon (New York City time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Administrative Agent at the Administrative Agent's Account, in same day funds, such Lender's ratable portion of such Borrowing. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article III, the Administrative Agent will make such funds available by crediting the Borrower's Account.

         (b) Each Notice of Borrowing shall be irrevocable and binding on the Borrower. In the case of any Borrowing that the related Notice of Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Borrower shall indemnify each Lender against any loss, cost or expense incurred by such Lender as a result of any failure to fulfill on or before the date specified in such Notice of Borrowing for such Borrowing the applicable conditions set forth in
Article III, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund the Advance to be made by such Lender as part of such Borrowing when such Advance, as a result of such failure, is not made on such date.

         (c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Borrowing, the Administrative Agent may assume, or at its option request confirmation from such Lender, that such Lender has made such portion available to the Administrative Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Administrative Agent may, in reliance upon such assumption or confirmation (as the case may be), make available to the Borrower on such date a corresponding amount. If and to the extent that such Lender shall not have so made such ratable portion available to the Administrative Agent, such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrower, the interest rate applicable at such time under Section 2.06 to Advances comprising such Borrowing and (ii) in the case of such Lender, the cost (expressed as a rate per annum) to the Administrative Agent of funding such Lender's ratable portion; provided, however, that, upon the request of such Lender, the Administrative Agent shall provide such Lender with a certificate as to the calculation of such amount. If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's Advance as part of such Borrowing for purposes of this Agreement.

         (d) The failure of any Lender to make the Advance to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Advance to be made by such other Lender on the date of any Borrowing.

         (e) The Borrower may not request a Borrowing comprised of Eurodollar Rate Advances or, pursuant to Section 2.10, Convert Base Rate Advances into Eurodollar Rate Advances or select a new Interest Period for existing Eurodollar Rate Advances if, after the making or Conversion of such Advances or the selection of such Interest Period, the number of outstanding Borrowings comprised of Eurodollar Rate Advances having different Interest Periods (whether of different duration or commencing on different dates) would exceed 6.

         SECTION 2.03. Repayment. (a) Tranche A Term Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Tranche A Termination Date the aggregate principal amount of the Tranche A Term Advances then outstanding.

         (b) Tranche B Term Advances. The Borrower shall repay to the Administrative Agent for the ratable account of the Lenders on the Tranche B Termination Date the aggregate principal amount of the Tranche B Term Advances then outstanding.

         SECTION 2.04. Optional Termination or Reduction of the Commitments. The Borrower shall have the right, upon at least three Business Days' prior notice to the Administrative Agent, to terminate in whole or reduce ratably in part the unused portions of the Tranche A Term Commitments and the Tranche B Term Commitments; provided that each partial reduction of a Facility (i) shall be in an aggregate amount of $10,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility.

         SECTION 2.05. Prepayments. (a) Optional. The Borrower may, upon at least one Business Day's notice to the Administrative Agent, in the case of Base Rate Advances, and three Business Days' notice to the Administrative Agent, in the case of Eurodollar Rate Advances, stating the proposed date, and the aggregate principal amount of the prepayment, and if such notice is given, the Borrower shall, prepay the outstanding principal amounts of the Advances comprising part of the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount so prepaid; provided, however, that, with respect to any prepayment made in connection with the provisions of Section 7(o) of the Mafco Guaranty, no such notice shall be required; provided further that (x) each partial prepayment (other than a prepayment made in connection with the provisions of Section 7(o) of the Mafco Guaranty) shall be in an aggregate principal amount not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof (or, if the aggregate principal amount of all Advances that constitute part of such Borrowing is less, such aggregate principal amount) and (y) in the event any such prepayment of Eurodollar Rate Advances is not made on the last day of an Interest Period, the Borrower shall be obligated to reimburse the Lenders in respect thereof pursuant to Section 8.04(b).

         (b) Mandatory. (i) The Borrower shall, on any date (A) on which a cash equity contribution is deposited in the Borrower Collateral Account as a result of a loan made by First Gibraltar to the Borrower Parent pursuant to the terms of the First Gibraltar Loan Agreement or on which a deposit of amounts paid under or in connection with any Related Documents is made to the Mafco Collateral Account or on which a deposit of amounts constituting Net Cash Proceeds from an Asset Sale is made to the Mafco Collateral Account and (B) either (I) a Default has occurred and is continuing, (II) the Borrower fails to deliver a Look-Forward Certificate or a Deposit Certificate with respect to such deposit in accordance with the terms of Section 5.01(k) or (III) the Marvel IV Required Lenders determine, in their reasonable discretion, within 15 Business Days following the date of the receipt of the Look-Forward Certificate or within 2 Business Days following the date of the receipt of Deposit Certificate, as the case may be, referred to in clause (B)(II), that the pro forma amounts available to be loaned by First Gibraltar to Borrower Parent, together with amounts received by Mafco pursuant to or in connection with any Related Document, will be less than $8 million in any calendar quarter or will not be sufficient to pay interest on the Debt then outstanding under the Revolving Credit Agreement, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to an amount equal to the excess of (x) the amount of such cash equity contribution or the amount on deposit in the Mafco Collateral Account, as the case may be, plus any interest on Collateral Investments made with such contribution or deposit over (y) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable plus (3) the aggregate amount paid (including the aggregate amount of interest, fees and expenses then due and payable in respect of the Revolving Credit Facilities) from such cash equity contribution or such amount on deposit in the Mafco Collateral Account, as the case may be, or from any interest on Collateral Investments made with such contribution or deposit pursuant to the terms of Section 2.05(b)(i) and/or Section 2.06(b)(i) or (ii) of the Revolving Credit Agreement. Each such prepayment of the Facilities shall be applied ratably first to the Tranche B Term Facility and second to the Tranche A Term Facility. Each such prepayment of a Facility shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility.

              (ii) The Borrower shall:

              (A) on the date of receipt by any A Company of the Net Cash Proceeds of issuances, sales or liquidations of any capital stock (including any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock) of any A Company (other than (x) any Net Cash Proceeds in respect of any Asset Sale and (y) the preferred stock to be issued by FN Holdings in exchange for the preferred stock of FN Escrow upon consummation of the merger of FN Escrow with and into FN Holdings which preferred stock will be redeemed in full concurrently with or immediately after the consummation of such merger),

              (B) on the date of receipt by any A Company of any dividends, other distributions or any loans or advances made in respect of the capital stock of any other A Company (other than FN Holdings and FN Parent) (provided that this clause (B) shall not apply to the receipt by any A Company of any dividends, other distributions or any loans or advances made in respect of all or any portion of the proceeds received by Mafco or any of its Subsidiaries from any Asset Sale or any sale, lease, transfer or other disposition specified in clauses
         (i) through (v) of the definition of "Asset Sale".

              (C) on the date of receipt by any A Company of the proceeds of distributions, dividends or any loans or advances made on account of or as a result of the issuance, sale or liquidation of any capital stock (including any securities convertible into or exchangeable for capital stock or any warrants, rights or options to acquire capital stock but excluding any Asset Sale) of, or the sale, issuance or incurrence of any Debt by, any Designated Operating Company, and

              (D) on the date of receipt by any A Company of the Net Cash Proceeds from the sale, issuance or incurrence by any A Company of any Debt (other than any sale, issuance or incurrence by Revlon Holdings Inc. of any Debt to any of its Subsidiaries),

prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to an amount equal to the excess of (x) the amount so received (except, in each case, to the extent (1) required pursuant to the terms of any agreement or instruments relating to Debt existing on the date hereof or otherwise approved by the Marvel IV Required Lenders of any A Company or Designated Operating Company to prepay or redeem or purchase such Debt or
(2) prohibited to be so applied by the terms of any agreement or instrument relating to Debt existing on the date hereof or otherwise approved by the Marvel IV Required Lenders of any A Company or Designated Operating Company) over (y) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable plus (3) the aggregate amount paid (including the aggregate amount of interest, fees and expenses then due and payable in respect of the "Facilities" under the Revolving Credit Agreement) from the amounts so received pursuant to the terms of Section 2.05(b)(ii) and/or 2.06(b)(i) or (ii) of the Revolving Credit Agreement. Each such prepayment of a Facility shall be applied ratably first to the Tranche B Term Facility and second to the Tranche A Term Facility. Each such prepayment of a Facility shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility.

         (iii) The Borrower shall, on the date of receipt by Mafco or any of its Subsidiaries (other than the Bank and its Subsidiaries) of the Net Cash Proceeds from the sale, transfer or other disposition of (x) all or any portion of the capital stock of the Bank (other than any issuance of capital stock by the Bank or any Subsidiary of the Bank) or (y) any asset of the Bank, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to an amount equal to the excess of (A) such Net Cash Proceeds (other than the portion of such Net Cash Proceeds required to be paid to the holders of the Class B common stock of FN Holdings and the holders of the FN Holdings Preferred Stock) over (B) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable plus (3) the aggregate amount paid (including the aggregate amount of interest, fees and expenses then due and payable in respect of the "Facilities" under the Revolving Credit Agreement) from such Net Cash Proceeds pursuant to the terms of Section 2.05(b)(iii) and/or 2.06(b)(i) or (ii) of the Revolving Credit Agreement. Each such prepayment of the Facilities shall be applied ratably first to the Tranche B Term Facility and second to the Tranche A Term Facility. Each such prepayment of a Facility shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility.

         (iv) The Borrower shall, on the date of receipt by Mafco or any of its Subsidiaries, on or prior to the later of the Term Credit Agreement Termination Date and the "Tranche B Termination Date" under the Revolving Credit Agreement, of the Net Cash Proceeds from any Asset Sale (other than the sale, disposal or other monetization of the News Corp. Preferred ADRs or the New Marvel Shares), prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to the excess of (A) such Net Cash Proceeds over (B) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable plus (3) the aggregate amount paid (including the aggregate amount of interest, fees and expenses then due and payable in respect of the "Facilities" under the Revolving Credit Agreement) from such Net Cash Proceeds pursuant to the terms of Section 2.05(b)(iv) and/or 2.06(b)(ii) or (iii) of the Revolving Credit Agreement. Each such prepayment of the Facilities shall be applied ratably first to the Tranche A Term Facility and second to the Tranche B Facility; provided, however, that if the initial Borrowing under each of the Tranche A Term Facility and the Tranche B Term Facility occurs on the same date, such prepayment shall be applied ratably to the Facilities. Each such prepayment of a Facility shall be applied ratably among the Lenders in accordance with their Commitments with respect to such Facility.

         (v) The Borrower shall, on the date of receipt by Mafco or any of its Subsidiaries, on or prior to the later to occur of the Term Credit Agreement Termination Date and the "Tranche B Termination Date" under the Revolving Credit Agreement, of the Net Cash Proceeds from the sale, disposal or other monetization of the News Corp. Preferred ADRs or the New Marvel Shares, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings in an amount equal to the excess of (x) such Net Cash Proceeds over
(y) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable. Each such prepayment of the Facility shall be applied ratably first to the Tranche A Term Facility and second to the Tranche B Term Facility; provided, however, that if the initial Borrowing under each of the Tranche A Term Facility and the Tranche B Term Facility occurs on the same date, such prepayment shall be applied ratably to the Facilities. Each such prepayment of the Facilities shall be applied ratably among the Lenders in accordance with their Commitments with respect to such Facility. Any Net Cash Proceeds remaining after the foregoing application shall be applied as set forth in Section 2.05(b)(v) of the Revolving Credit Agreement.

         (vi) The Borrower shall, on each date that an "Event of Default" set forth in Section 6.01(a) of the Revolving Credit Agreement shall have occurred and be continuing, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to an amount equal to the excess of (x) the amount on deposit in the Second Mafco Collateral Account over (y) the sum of (1) the amount of interest and fees then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable plus (3) the aggregate amount paid (including the aggregate amount of interest, fees and expenses then due and payable in respect of the "Facilities" under the Revolving Credit Agreement) from such amount on deposit pursuant to the terms of Section 2.05(b)(vii) and/or 2.06(b)(i) or (ii) of the Revolving Credit Agreement. Each such prepayment of the Facilities shall be applied ratably first to the Tranche B Term Facility and second to the Tranche A Term Facility. Each such prepayment of a Facility shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility. If an "Event of Default" set forth in Section 6.01(a) of the Revolving Credit Agreement shall occur and be continuing at the same time as an Event of Default set forth in Section 6.01(a) shall occur and be continuing, such amount shall be applied pro rata to the Facilities and the "Facilities" under the Revolving Credit Agreement and such pro rata amount shall be applied to the Facilities as set forth in this Section 2.05(b)(vi).

         (vii) The Borrower shall, on each date that an Event of Default set forth in Section 6.01(a) shall have occurred and be continuing, prepay an aggregate principal amount of the Advances comprising part of the same Borrowings equal to an amount equal to the excess of (x) the amount on deposit in the Second Mafco Collateral Account over (y) the sum of (1) the amount of interest then due and payable in respect of the Facilities plus (2) the amount of expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent) then due and payable. Each such prepayment of the Facilities shall be applied ratably first to the Tranche B Term Facility and second to the Tranche A Term Facility. Each such prepayment of a Facility shall be made ratably among the Lenders in accordance with their Commitments with respect to such Facility. Any amounts remaining on deposit in the Second Mafco Account after the foregoing application shall be applied as set forth in Section 2.05(b)(viii) of the Revolving Credit Agreement. If an Event of Default set forth in Section 6.01(a) shall occur and be continuing at the same time as an "Event of Default" set forth in Section 6.01(a) of the Revolving Credit Agreement shall occur and be continuing, such amount (less the sum of (1) the amount of interest then due and payable in respect of the "Facilities" under the Revolving Credit Agreement plus (2) the amount of expenses of the "Administrative Agent" under the Revolving Credit Agreement (including the reasonable fees and expenses of counsel to such Administrative Agent) then due and payable) shall be applied pro rata to the Facilities and to the "Facilities" under the Revolving Credit Agreement and such pro rata amount shall be applied to the Facilities as set forth in this Section 2.05(b)(vii).

         (viii) If, as a result of the making of any prepayment required to be made pursuant to this Section 2.05, the Borrower would incur costs pursuant to
Section 8.04(b), the Borrower may deposit the amount of such prepayment with the Administrative Agent, for the benefit of the Lenders, in a cash collateral account, until the end of the applicable Interest Period at which time such payment shall be made. The Borrower hereby grants to the Administrative Agent, for the benefit of the Lenders, a security interest in all amounts in which the Borrower has any right, title or interest which are from time to time on deposit in such cash collateral account and expressly waives all rights (which rights the Borrower hereby acknowledges and agrees are vested exclusively in the Administrative Agent) to exercise dominion or control over any such amounts.

         SECTION 2.06. Interest. (a) Ordinary Interest. The Borrower shall pay interest on the unpaid principal amount of each Advance owing to each Lender from the date of such Advance until such principal amount shall be paid in full, at the following rates per annum:

              (i) Base Rate Advances. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the sum of the Base Rate in effect from time to time plus the Applicable Margin in effect from time to time, payable in arrears quarterly on the first Business Day of each March, June,

         September and December during such periods, commencing March 3, 1997, and on the date such Base Rate Advance shall be Converted or paid in full.

              (ii) Eurodollar Rate Advances. During such periods as such Advance is a Eurodollar Advance, a rate per annum equal at all times during each Interest Period for such Advance to the sum of the Eurodollar Rate for such Interest Period plus the Applicable Margin in effect from time to time, payable in arrears on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day that occurs during such Interest Period every three months from the first day of such Interest Period.

         (b) Default Interest. The Borrower shall pay on demand interest on the unpaid principal amount of each Advance that is not paid when due and on the unpaid amount of all interest, fees and other amounts then due and payable hereunder that is not paid when due from the due date thereof to the date paid, at a rate per annum equal at such time to (i) in the case of any amount of principal, 2% per annum above the rate of interest per annum required to be paid on such Advance immediately prior to the date on which such amount became due and payable and (ii) in the case of all other amounts, 2% per annum above the rate per annum required to be paid on Base Rate Advances pursuant to
Section 2.06(a)(i) above.

         SECTION 2.07. Interest Rate Determination. (a) The Administrative Agent shall give prompt notice to the Borrower and each Lender of the applicable interest rate determined by the Administrative Agent for purposes of
Section 2.06(a)(i) or (ii), and the applicable rate, if any, furnished by Citibank for the purpose of determining the applicable interest rate under
Section 2.06(a)(i) or (ii).

         (b) If Citibank cannot furnish timely information to the Administrative Agent for determining the Eurodollar Rate, the Administrative Agent shall forthwith notify the Borrower and each Lender that the interest rate cannot be determined for such Eurodollar Rate Advances, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that Citibank has determined that the circumstances causing such suspension no longer exist.

         (c) If the Required Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period for such Eurodollar Rate Advances will not adequately reflect the cost to such Required Lenders of making, funding or maintaining their pro rata shares of such Eurodollar Rate Advances for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower and the Lenders, whereupon (i) each such Eurodollar Rate Advance will automatically, on the last day of the then existing Interest

Period therefor, Convert into a Base Rate Advance and (ii) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower that such Required Lenders have determined that the circumstances causing such suspension no longer exist.

         (d) If the Borrower shall fail to select the duration of any Interest Period for any Eurodollar Rate Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 1.01, the Administrative Agent will forthwith notify the Borrower and the Lenders and the Interest Period for such Eurodollar Rate Advances will be one month.

         SECTION 2.08. Fees. (a) Commitment Fee. The Borrower agrees to pay to the Administrative Agent for the account of the Lenders a commitment fee on the average daily unused Tranche A Term Commitment of such Lender, from the date hereof, in the case of each Financial Institution, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, in the case of each other Lender, until the Tranche A Termination Date at a rate equal to 1/2 of 1% per annum, payable in arrears on the date of the Tranche A Term Borrowing, thereafter quarterly on the first Business Day of each March, June, September and December commencing March 3, 1997 and on the Tranche A Termination Date. The Borrower further agrees to pay to the Administrative Agent for the account of the Lenders a commitment fee on the average daily unused Tranche B Term Commitment of such Lender, from the date hereof, in the case of each Financial Institution, and from the effective date specified in the Assignment and Acceptance pursuant to which it became a Lender, in the case of each other Lender, until the Tranche B Termination Date at a rate equal to 1/2 of 1% per annum, payable in arrears on the date of the initial Tranche B Term Borrowing, thereafter quarterly on the first Business Day of each March, June, September and December commencing March 3, 1997 and on the Tranche B Termination Date.

         (b) Other Fees. The Borrower shall pay to the Administrative Agent for its own account such fees as are set forth in the fee letter dated December 16, 1996 between Mafco and Citibank, as the same may be amended or otherwise modified from time to time.

         SECTION 2.09. Increased Costs; Illegality. (a) Except as to taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto (it being understood that the Borrower shall not have any liability for any taxes, levies, imposts, deductions, charges, withholdings or liabilities with respect thereto, except as provided in Section 2.12), if, due to either
(i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Rate Reserve Percentage) in or in the interpretation of any law or regulation or
(ii) the compliance by any Lender with any guideline or request from any central bank or other governmental authority in any case introduced, changed, interpreted or requested after the date hereof

(whether or not having the force of law), there shall be (x) imposed, modified or deemed applicable any reserve, special deposit or similar requirement against assets held by, or letters of credit or guarantees issued by, or deposits in or for the account of, any Lender or (y) imposed on any Lender any other condition relating to this Agreement or the Advances made by it, and the result of any event referred to in clause (x) or (y) shall be to increase the cost to such Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Advances, then the Borrower shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent) made within 60 days after the first date on which such Lender has actual knowledge that it is entitled to make demand for payment under this Section 2.09(a), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost; provided, however, that if such Lender fails to so notify the Borrower within such 60-day period, such increased cost shall commence accruing on such later date on which the Lender notifies the Borrower; provided further that, before making any such demand, such Lender agrees to use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different Applicable Lending Office if the making of such a designation would avoid the need for, or reduce the amount of, such increased cost and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender. A certificate as to the amount of such increased cost, submitted to the Borrower and the Administrative Agent by such Lender, shall be conclusive and binding for all purposes, absent manifest error.

         (b) If any Lender determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental or monetary authority in regard to capital adequacy (whether or not having the force of law) including, without limitation, any guideline contemplated by the report dated July 1988 entitled "International Convergence of Capital Management and Capital Standards" issued by the Bank Committee on Banking Regulations and Supervisory Practices, in any case in which such law, regulation, guideline or request became effective or was made after the date hereof, has or would have the effect of reducing the rate of return on the capital of, or maintained by, such Lender or any corporation controlling such Lender as a consequence of such Lender's Advances or Commitments hereunder and other commitments of this type, by increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender, to a level below that which such Lender or any corporation controlling such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into account such Lender's or such corporation's policies with respect to capital adequacy), then the Borrower shall, from time to time, pay such Lender, upon demand by such Lender (with a copy of such demand to the Administrative Agent) made within 60 days after the first date on which such Lender has actual knowledge that it is entitled to make demand for payment under this Section 2.09(b) of such reduction in return, such additional amount as may be specified by such Lender as being sufficient to compensate such Lender for such reduction in return, to the extent that such Lender reasonably determines such reduction to be attributable to the existence of such Lender's commitment to lend hereunder; provided, however, that if such Lender fails to so notify the Borrower within such 60-day period, such amounts shall commence accruing on such later date on which the Lender notifies the Borrower. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender shall be conclusive and binding for all purposes, absent manifest error.

         (c) Notwithstanding any other provision of this Agreement, if the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Lender or its Eurodollar Lending Office to perform its obligations hereunder to make Eurodollar Rate Advances or to fund or maintain Eurodollar Rate Advances hereunder, then, upon written notice by such Lender to the Borrower (with a copy to the Administrative Agent), (i) each Eurodollar Rate Advance of such Lender will automatically Convert into a Base Rate Advance and (ii) the obligation under each Facility under which such Lender has a Commitment to make, or to Convert Base Rate Advances into, Eurodollar Rate Advances shall be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist; provided, however, that, before making any such demand, such Lender shall designate a different Eurodollar Lending Office if the making of such a designation would avoid the need for giving such notice and demand, and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender. For purposes of this
Section 2.09(c), a notice to the Borrower by a Lender shall be effective with respect to any Eurodollar Rate Advance on the last day of the then current Interest Period for such Advance; provided, however, that, if it is not lawful for such Lender to maintain such Advance until the end of the Interest Period applicable thereto, then the notice to the Borrower shall be effective upon receipt by the Borrower.

         SECTION 2.10. Conversion of Advances. (a) Optional. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than noon (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Section 2.07 and 2.09, Convert all or any portion of the Advances of one Type comprising the same Borrowing into Advances of the other Type; provided, however, that any Conversion of Eurodollar Rate Advances into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate Advances, and any Conversion of Base Rate Advances into Eurodollar Rate Advances shall be subject to the limitation set forth in Section 2.02(e) and in an amount not less than $5,000,000. Each such notice of Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted and (iii) if such Conversion is into Eurodollar Rate Advances, the duration of the initial Interest Period for such Advances.

         (b) Mandatory. (i) On the date on which the aggregate unpaid principal amount of Eurodollar Rate Advances comprising any Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Advances shall automatically Convert into Base Rate Advances.

         (ii) Upon the occurrence and during the continuance of any Event of Default (or, in the case of any involuntary proceeding described in Section 6.01(e), a Default), (A) each Eurodollar Rate Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance and (B) the obligation of the Lenders to make, or to Convert Advances into, Eurodollar Rate Advances shall be suspended.

         SECTION 2.11. Payments and Computations. (a) The Borrower shall make each payment hereunder and under the Notes not later than 11:00 A.M. (New York City time) on the day when due in U.S. Dollars to the Administrative Agent at the Administrative Agent's Account in same day funds. The Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or commitment fees ratably (other than amounts payable pursuant to Section 2.09 or 2.12) to the Lenders for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Lender to such Lender for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. Upon its acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 8.07(c), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Lender assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

         (b) The Borrower hereby authorizes each Lender, if and to the extent payment of principal, interest or fees owed to such Lender is not made when due hereunder or, in the case of a Lender under the Note or Notes held by such Lender, to charge from time to time against any or all of the Borrower's accounts with such Lender any amount so due.

         (c) All computations of interest based on the Eurodollar Rate, the Base Rate or the Federal Funds Rate and of commitment fees shall be made by the Administrative Agent, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or commitment fees are payable. Each determination by the Administrative Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

         (d) Whenever any payment hereunder or under any Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or commitment fee, as the case may be; provided, however, that, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

         (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to any Lender hereunder or under any Note that the Borrower will not make such payment in full, the Administrative Agent may assume, or at its option request confirmation from the Borrower, that the Borrower has made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each such Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower shall not have so made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon, for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent, at the Federal Funds Rate.

         (f) If the Administrative Agent receives funds for application to the Obligations under the Loan Documents under circumstances for which the Loan Documents do not specify the Advances or the Facility to which, or the manner in which, such funds are to be applied, the Administrative Agent may, but shall not be obligated to, elect to distribute such funds in respect of a Facility to each appropriate Lender ratably in accordance with such Lender's proportionate share of the principal amount of all outstanding Advances under such Facility, in repayment or prepayment of such of the outstanding Advances under such Facility or other Obligations owed to such Lender, and for application to such principal installments, as the Administrative Agent shall direct.

         SECTION 2.12. Taxes. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 2.11, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, (i) taxes imposed on its income, and franchise taxes and backup withholding taxes imposed on it, by the United States or the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or any political subdivision or taxing authority thereof or therein, (ii) taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Lender's or, in either such case, the Administrative Agent's principal office or Applicable Lending Office or any political subdivision or taxing authority thereof or therein and (iii) United States withholding tax payable with respect to payments hereunder under laws (including, without limitation any statute, treaty, ruling, determination or regulation) in effect on the Initial Date with respect to such Lender or the Administrative Agent, but not excluding any United States withholding tax payable as a result of any change in such laws occurring after the Initial Date (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Lender or the Administrative Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions of Taxes (including deductions of Taxes applicable to additional sums payable under this Section 2.12) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions of Taxes been made, (ii) the Borrower shall make such deductions and
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law; provided, however, that any such Lender shall designate a different Applicable Lending Office if, in the judgment of such Lender, such designation would avoid the need for, or reduce the amount of, any Taxes required to be deducted from or in respect of any sum payable hereunder to such Lender or the Administrative Agent and would not, in the judgment of such Lender, be otherwise disadvantageous to such Lender.

         (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "Other Taxes").

         (c) The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.12) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto; provided that, in the event such Lender or the Administrative Agent, as the case may be, successfully contests the assessment of such Taxes or Other Taxes or any liability arising therefrom or with respect thereto, such Lender or the Administrative Agent shall refund, to the extent of any refund thereof made to such Lender or the Administrative Agent, any amounts paid by the Borrower under this Section 2.12(c) in respect of such Taxes, Other Taxes or liabilities arising therefrom or with respect thereto. Each Lender and the Administrative Agent agree that it will contest such Taxes, Other Taxes or liabilities if (i) the Borrower furnishes to it an opinion of reputable tax counsel acceptable to such Lender or the Administrative Agent to the effect that such Taxes or Other Taxes were wrongfully or illegally imposed and (ii) such Lender or the Administrative Agent determines, in its sole discretion, that it would not be disadvantaged or prejudiced in any manner whatsoever as a result of such contest. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

         (d) Within 30 days after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent, at its address referred to in Section 8.02, appropriate evidence of payment thereof. If no Taxes are payable in respect of any payment hereunder or under the Notes by the Borrower from an account or branch outside the United States or on behalf of the Borrower by a payor that is not a United States person, the Borrower will furnish to the Administrative Agent, at such address, a certificate from each appropriate taxing authority, or an opinion of counsel acceptable to the Administrative Agent, in either case stating that such payment is exempt from or not subject to Taxes. For purposes of this Section 2.12, the terms "United States" and "United States person" shall have the meanings specified in Section 7701 of the Code.

         (e) Each Lender organized under the laws of a jurisdiction outside the United States and the Administrative Agent, if organized under the laws of a jurisdiction outside the United States, shall, on or prior to the Initial Date and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long thereafter as such Lender or the Administrative Agent remains lawfully able to do so), provide the Borrower and (in the case of any such Lender other than the Administrative Agent) the Administrative Agent with two duly completed copies of Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender or the Administrative Agent is entitled to benefits under an income tax treaty to which the United States is a party that reduces the rate of withholding tax on payments under this Agreement or the Notes or certifying that the income receivable pursuant to this Agreement or the Notes is effectively connected with the conduct of a trade or business in the United States.

         (f) For any period with respect to which the Administrative Agent or a Lender has failed to provide the Borrower with the appropriate forms described in subsection (e) above (other than if such failure is due to a change in law occurring after the date on which such person was originally required to provide such forms, or if such forms are otherwise not required under subsection (e) above), the Administrative Agent or such Lender shall not be entitled to increased payments or indemnification under subsection (a) or (c) above with respect to Taxes imposed by the United States; provided, however, that should the Administrative Agent or a Lender become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as the Administrative Agent or such Lender shall reasonably request to assist the Lender to recover such Taxes if, in the judgment of the Borrower such steps would avoid the need for, or reduce the amount of, any Taxes required to be deducted from or in respect of any sum payable hereunder to the Administrative Agent or such Lender and would not, in the judgment of the Borrower, be disadvantageous to the Borrower.

         (g) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.12 shall survive the payment in full of principal and interest hereunder and under the Notes.

         (h) If a Lender shall change its Applicable Lending Office other than
(i) at the request of the Borrower or (ii) at a time when such change would not result in this Section 2.12 requiring the Borrower to make a greater payment than if such change had not been made, such Lender shall not be entitled to receive any greater payment under this Section 2.12 than such Lender would have been entitled to receive had it not changed its Applicable Lending Office.

         SECTION 2.13. Sharing of Payments, Etc. If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Advances owing to it (other than pursuant to Section 2.09 or 2.12) in excess of its ratable share of payments on account of the Advances obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such interests or participating interests in the Advances owing to them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing an interest or participating interest from another Lender pursuant to this Section 2.13 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such interest or participating interest, as the case may be, as fully as if such Lender were the direct creditor of the Borrower in the amount of such interest or participating interest, as the case may be.

         SECTION 2.14. Removal of Lender. In the event that any Lender demands payment of costs or additional amounts pursuant to Section 2.09 or Section 2.12 or asserts pursuant to Section 2.09(c) that it is unlawful for such Lender to make Eurodollar Rate Advances, then (subject to such Lender's right to rescind such demand or assertion within 10 days after the notice from the Borrower referred to below) the Borrower may, upon 20 days' prior written notice to such Lender and the Administrative Agent, elect to cause such Lender to assign its Advances and Commitments in full to an assignee institution selected by the Borrower that meets the criteria of an Eligible Assignee and is reasonably satisfactory to the Administrative Agent, so long as such Lender receives payment in full in cash of the outstanding principal amount of all Advances made by it and all accrued and unpaid interest thereon and all other amounts due and payable to such Lender as of the date of such assignment (including without limitation amounts owing pursuant to Section 2.09 or 2.12), and in such case such Lender agrees to make such assignment, and such assignee shall agree to accept such assignment and assume all obligations of such Lender hereunder, in accordance with Section 8.07.

         SECTION 2.15. Defaulting Lender. (a) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Advance to the Borrower and (iii) the Borrower shall be required to make any payment hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower may, so long as no Default shall occur or be continuing at such time and to the fullest extent permitted by applicable law, set-off and otherwise apply the Obligation of the Borrower to make such payment to or for the account of such Defaulting Lender against the Obligation of such Defaulting Lender to make such Defaulted Advance. In the event that the Borrower shall so set-off and otherwise apply the Obligation of the Borrower to make any such payment against the Obligation of such Defaulting Lender to make any such Defaulted Advance on any date, the amount so set-off and otherwise applied by the Borrower shall constitute for all purposes of this Agreement and the other Loan Documents an Advance by such Defaulting Lender made on such date under the Facility pursuant to which such Defaulted Advance was originally required to have been made pursuant to Section
2.01. Such Advance shall be considered, for all purposes of this Agreement, to comprise part of the Borrowing in connection with which such Defaulted Advance was originally required to have been made pursuant to Section 2.01. The Borrower shall notify the Administrative Agent at any time the Borrower reduces the amount of the Obligation of the Borrower to make any payment otherwise required to be made by it hereunder or under any other Loan Document as a result of the exercise by the Borrower of its right set forth in this subsection (a) and shall set forth in such notice (A) the name of the Defaulting Lender and the Defaulted Advance required to be made by such Defaulting Lender and (B) the amount set-off and otherwise applied in respect of such Defaulted Advance pursuant to this subsection (a). Any portion of such payment otherwise required to be made by the Borrower to or for the account of such Defaulting Lender which is paid by the Borrower, after giving effect to the amount set-off and otherwise applied by the Borrower pursuant to this subsection (a), shall be applied by the Administrative Agent as specified in subsection (b) or (c) of this Section 2.15.

         (b) In the event that, at any one time, (i) any Lender shall be a Defaulting Lender, (ii) such Defaulting Lender shall owe a Defaulted Amount to the Administrative Agent, the Collateral Agent or any of the other Lenders and
(iii) the Borrower shall make any payment hereunder or under any other Loan Document to the Administrative Agent for the account of such Defaulting Lender, then the Administrative Agent may, on its behalf or on behalf of such other Lenders and to the fullest extent permitted by applicable law, apply at such time the amount so paid by the Borrower to or for the account of such Defaulting

Lender to the payment of each such Defaulted Amount up to the amount required to pay such Defaulted Amount. In the event that the Administrative Agent shall so apply any such amount to the payment of any such Defaulted Amount on any date, the amount so applied by the Administrative Agent shall constitute for all purposes of this Agreement and the other Loan Documents payment, to such extent, of such Defaulted Amount on such date. Any such amount so applied by the Administrative Agent shall be retained by the Administrative Agent or distributed by the Administrative Agent to such other Lenders, ratably in accordance with the respective portions of such Defaulted Amounts payable at such time to the Administrative Agent and such other Lenders and, if the amount of such payment made by the Borrower shall at such time be insufficient to pay all Defaulted Amounts owing at such time to the Administrative Agent, the Collateral Agent and the other Lenders, in the following order of priority:

              (i) first, to the Administrative Agent and the Collateral Agent for any Defaulted Amounts then owing to the Administrative Agent and the Collateral Agent, ratably in accordance with such respective Defaulted Amounts then owing to the Administrative Agent and the Collateral Agent; and

              (ii) second, to any other Lenders for any Defaulted Amounts then owing to such other Lenders, ratably in accordance with such respective Defaulted Amounts then owing to such other Lenders.

Any portion of such amount paid by the Borrower for the account of such Defaulting Lender remaining, after giving effect to the amount applied by the Administrative Agent pursuant to this subsection (b), shall be applied by the Administrative Agent as specified in subsection (c) of this Section 2.15.

         (c) In the event that, at any one time, (i) any Lender shall be Defaulting Lender, (ii) such Defaulting Lender shall not owe a Defaulted Advance or a Defaulted Amount and (iii) the Borrower, the Administrative Agent the Collateral Agent or any other Lender shall be required to pay or distribute any amount hereunder or under any other Loan Document to or for the account of such Defaulting Lender, then the Borrower, the Collateral Agent or such other Lender shall pay such amount to the Administrative Agent to be held by the Administrative Agent, to the fullest extent permitted by applicable law, in escrow or the Administrative Agent shall, to the fullest extent permitted by applicable law, hold in escrow such amount otherwise held by it. Any funds held by the Administrative Agent in escrow under this subsection (c) shall be deposited by the Administrative Agent in an account with Citibank, in the name and under the control of the Administrative Agent, but subject to the provisions of this subsection (c). The terms applicable to such account, including the rate of interest payable with respect to the credit balance of such account from time to time, shall be Citibank's standard terms applicable to escrow accounts maintained with it. Any interest credited to such account from time to time shall be held by the Administrative Agent in escrow under, and applied by the Administrative Agent from time to time in accordance with the provisions of, this subsection (c). The Administrative Agent shall, to the fullest extent permitted by applicable law, apply all funds so held in escrow from time to time to the extent necessary to make any Advances required to be made by such Defaulting Lender and to pay any amount payable by such Defaulting Lender hereunder and under the other Loan Documents to the Administrative Agent, the Collateral Agent or any other Lender, as and when such Advances or amounts are required to be made or paid and, if the amount so held in escrow shall at any time be insufficient to make and pay all such Advances and amounts required to be made or paid at such time, in the following order of priority:

              (i) first, to the Administrative Agent and the Collateral Agent for any amount then due and payable by such Defaulting Lender to the Administrative Agent and the Collateral Agent hereunder, ratably in accordance with such respective amounts then due and payable to the Administrative Agent and the Collateral Agent;

              (ii) second, to any other Lenders for any amount then due and payable by such Defaulting Lender to such other Lenders hereunder, ratably in accordance with such respective amounts then due and payable to such other Lenders; and

              (iii) third, to the Borrower for any Advance then required to be made by such Defaulting Lender pursuant to the Commitment of such Defaulting Lender.

In the event that such Defaulting Lender shall, at any time, cease to be a Defaulting Lender, any funds held by the Administrative Agent in escrow at such time with respect to such Defaulting Lender shall be distributed by the Administrative Agent to such Defaulting Lender and applied by such Defaulting Lender to the Obligations owing to such Lender at such time under this Agreement and the other Loan Documents ratably in accordance with the respective amounts of such Obligations outstanding at such time.

         (d) The rights and remedies against a Defaulting Lender under this
Section 2.15 are in addition to other rights and remedies which the Borrower may have against such Defaulting Lender with respect to any Defaulted Advance and which the Administrative Agent, the Collateral Agent or any Lender may have against such Defaulting Lender with respect to any Defaulted Amount.

                                  ARTICLE III

                             CONDITIONS OF LENDING

         SECTION 3.01. Conditions Precedent to Effective Date. Article II hereof shall be effective on and as of the date (the "Effective Date"), on which each of the following conditions precedent shall have been satisfied or duly waived:

              (a) There shall have been no adverse change since June 3, 1996 in the corporate and legal structure and capitalization of each A Company, each Designated Operating Company and the Bank, including the terms and conditions of the charter, bylaws and each class of capital stock of each such Person and of each agreement or instrument relating to such structure or capitalization, except as contemplated by existing consents, amendments and waivers delivered in connection with the Existing Credit Agreement; the Lenders shall be satisfied with the corporate and legal structure and capitalization of each of National Health Care Group Inc., Revlon Guarantor, Revlon Holdings Inc., Revlon Worldwide Corporation and Revlon, including the terms and conditions of the charter, by-laws and each class of capital stock of each such Person and of each agreement or instrument relating to such structure or capitalization.

              (b) Before giving effect to the transactions contemplated by this Agreement, there shall have occurred no Material Adverse Change since December 31, 1995 relating to any of the Loan Parties, the FN Parties and the Designated Operating Companies.

              (c) There shall exist no action, suit, investigation, litigation or proceeding affecting any of the Loan Parties, the FN Parties and the Designated Operating Companies pending or threatened before any court, governmental agency or arbitrator that (i) would be reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to such Loan Party, such FN Party or such Designated Operating Company, as the case may be) or (ii) purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document, any Related Document, any FN Document or the consummation of the transactions contemplated hereby and thereby.

              (d) Nothing shall have come to the attention of the Lenders in respect of any of the A Companies, the Designated Operating Companies or the Bank that is inconsistent with or different from in any adverse respect any of the results of the due diligence investigations of such Persons conducted in connection with the Original Credit Agreement, the Second Credit Agreement, the Third Credit Agreement or the Existing Credit Agreement; the Lenders shall be satisfied with the results of their due diligence investigation of National Health Care Group Inc., Revlon Guarantor, Revlon Holdings Inc., Revlon Worldwide Corporation and Revlon; and the Lenders shall have been given such access to the management, records, books of account, contracts and properties of each A Company, each Designated Operating Company or the Bank as they shall have requested.

              (e) The Borrower shall have paid all accrued fees of the Administrative Agent and the Lenders and all accrued expenses of the Administrative Agent (including the reasonable fees and expenses of counsel to the Administrative Agent).

              (f) The Lenders shall be satisfied that the Borrower has the ability to service the interest payments in respect of the Facilities.

              (g) Ronald O. Perelman shall beneficially own at least a majority of the Voting Stock of Marvel.

              (h) The Administrative Agent or the Collateral Agent, as the case may be, shall have received on or before the Effective Date the following, each dated as of the Effective Date (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified) and (except for the Notes) in sufficient copies for each Lender:

                   (i) the Tranche A Term Credit Notes to the order of the
              Lenders;

                   (ii) the Tranche B Term Credit Notes to the order of the
              Lenders;

                   (iii) certified copies of the resolutions of the board of
              directors of the Borrower and each other Loan Party approving this Agreement, the Notes and each other Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement, the Notes and each other Loan Document;

                   (iv) a certificate of the Secretary or an Assistant
              Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Agreement, the Notes and each other Loan Document to which they are or are to be parties and the other documents to be delivered hereunder and thereunder;

                   (v) a copy of a certificate of the Secretary of State of the state of incorporation of the Borrower, each other Loan Party, each Designated

              Operating Company and each other A Company, dated reasonably near the Effective Date, listing the charter of such Person and each amendment thereto on file in his office and certifying that (A) such amendments are the only amendments to such Person's charter on file in his office, (B) such Person has paid all franchise taxes to the date of such certificate and (C) such Person is duly incorporated or organized and in good standing under the laws of such state, and a copy of a certificate of corporate existence of the Bank, dated reasonably near the Effective Date from the Office of Thrift Supervision;

                   (vi) (A) a certificate of each A Company signed on behalf of such Person by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (1) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in clause (v) above, (2) the absence of any amendments to the bylaws of such Person since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Section 3.01 or 3.02, as the case may be, of the Original Credit Agreement, (3) the due incorporation and good standing of such Person as a corporation under the laws of the relevant state of incorporation, and the absence of any proceeding for the dissolution or liquidation of such Person, (4) the truth in all material respects of the representations and warranties made by such Person contained in the Loan Documents as though made on and as of the Effective Date and (5) the absence of any event occurring and continuing, or resulting from the Effective Date, that constitutes a Default, (B) a certificate of Coleman Guarantor signed on behalf of Coleman Guarantor by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (1) the absence of any amendments to the charter of Coleman since the date of the Secretary of State's certificate referred to in clause (v) above, (2) the absence of any amendments to the bylaws of Coleman since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Sections 3.01 and
              3.02 of the Original Credit Agreement and (3) the due incorporation and good standing of Coleman as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of Coleman, (C) a certificate of the Borrower signed on behalf of the Borrower by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (1) the absence of any amendments to the charter of Marvel since the date of the Secretary of State's certificate referred to in clause (v) above, (2) the absence of any amendments to the bylaws of Marvel since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Sections 3.01 and 3.02 of the Original Credit Agreement, and
              (3) the due incorporation and good standing of Marvel as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of Marvel, (D) a certificate of New World Guarantor signed on behalf of New World Guarantor by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (1) the absence of any amendments to the charter of New World since the date of the Secretary of State's certificate referred to in clause (v) above, (2) the absence of any amendments to the bylaws of New World since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Section 3.02 of the Original Credit Agreement and (3) the due incorporation and good standing of New World as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of New World, and (E) a certificate of C&F Guarantor signed on behalf of C&F Guarantor by its President or a Vice President and its Secretary or any Assistant Secretary, dated as of the Effective Date (the statements made in such certificate shall be true on and as of the Effective Date), certifying as to (1) the absence of any amendments to the charter of MCG since the date of the Secretary of State's certificate referred to in clause (v) above, (2) the absence of any amendments to the bylaws of MCG since the date of the certificate in respect of such bylaws that was delivered to the Administrative Agent pursuant to the terms of Section 3.01 of the Third Credit Agreement and (3) the due incorporation and good standing of MCG as a corporation organized under the laws of the State of Delaware, and the absence of any proceeding for the dissolution or liquidation of MCG;

                   (vii) a certificate of Mafco to the effect (A) that no
              information provided by Mafco or any Subsidiary of Mafco to the Administrative Agent or any Lender in connection with this Agreement, as such information has been amended, supplemented or superseded by any other information delivered to the same parties receiving such information contained or contains any material misstatement of fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading except that, as to any financial model included therein, such certificate shall be limited to a statement that such model was prepared in good faith by Mafco's or such Subsidiary's management based on assumptions believed to be reasonable when made and may be further qualified by a statement to the effect that because assumptions as to future results are inherently subject to uncertainty and contingencies beyond Mafco's or such Subsidiary's control, actual results of Mafco or such Subsidiary may be higher or lower, (B) the Mafco Guaranty is in full force and effect on the Effective Date, (C) that other than the agreements referenced in Section 3.01(h)(xi), the charter documents of each A Company and each FN Party, the Loan Documents and the Related Documents, there is no other agreement, contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any A Company or any FN Party that imposes any material Obligation or any material restriction on any A Company or any FN Party, (D) that the agreements referenced in Section 3.01(h)(xi) are the only agreements, contracts, loan agreements, indentures, mortgages, deeds of trust, leases or other instruments (1) evidencing Debt of any Designated Operating Company or any of their Subsidiaries outstanding on the Effective Date, (2) governing the terms of Debt of any Designated Operating Company or any of their Subsidiaries outstanding on the Effective Date, or (3) containing any commitment or other agreement by any Person to extend credit that would constitute Debt to any Designated Operating Company or any of their Subsidiaries, in each case that imposes or will impose material Obligations or material restrictions on any Designated Operating Company and its Subsidiaries taken as a whole and (E) that there is no other agreement or contract binding on or affecting any Designated Operating Company or any of their Subsidiaries that contains provisions that would restrict any Loan Party from performing or that would impair the ability of any Loan Party to perform, any of the obligations of such Loan Party under the Loan Documents;

                   (viii) the Mafco Security Agreement in substantially the
              form of Exhibit D-1 duly executed by Mafco, the Borrower Security Agreement in substantially the form of Exhibit D-2 duly executed by the Borrower, and the Borrower Parent Security Agreement in substantially the form of Exhibit D-3 duly executed by Borrower Parent, in each case together with evidence that all other action that the Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by such Security Agreement have been taken, together with:

                        (1) acknowledgement copies or stamped receipt copies of
                   proper amendments to the financing statements previously filed in connection with each Security Agreement; and

                        (2) evidence that all other action that the
                   Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by each Security Agreement;

                   (ix) the Mafco Guaranty in substantially the form of Exhibit
              E-1, duly executed by Mafco, the Borrower Parent Guaranty in substantially the form of Exhibit E-2, duly executed by Borrower Parent, the C&F Guaranty in substantially the form of Exhibit E-3, duly executed by the C&F Guarantor, the Cigar Guaranty in substantially the form of Exhibit E-4, duly executed by Cigar Guarantor, the Coleman Guaranty in substantially the form of Exhibit E-5, duly executed by Coleman Guarantor, the Flavors Guaranty in substantially the form of Exhibit E-6, duly executed by Flavors Guarantor, and the New World Guaranty in substantially the form of Exhibit E-7, duly executed by New World Guarantor.

                   (x) the C&F Pledge Agreement in substantially the form of
              Exhibit F-1, duly executed by C&F Guarantor, the Cigar Pledge Agreement in substantially the form of Exhibit F-2, duly executed by Cigar Guarantor, the Coleman Pledge Agreement in substantially the form of Exhibit F-3, duly executed by Coleman Guarantor, the Coleman Worldwide Pledge Agreement in substantially the form of Exhibit F-4, duly executed by Coleman Worldwide, the Flavors Pledge Agreement in substantially the form of Exhibit F-5, duly executed by Flavors Guarantor, the Four Star Pledge Agreement in substantially the form of Exhibit F-6, duly executed by Four Star, the Mafco Pledge Agreement in substantially the form of Exhibit F-7, duly executed by Mafco, the M&F Pledge Agreement in substantially the form of Exhibit F-8, duly executed by M&F, the New Coleman Pledge Agreement in substantially the form of Exhibit F-9, duly executed by New Coleman, the New World Pledge Agreement in substantially the form of Exhibit F-10, duly executed by New World Guarantor and the Second Andrews Pledge Agreement in substantially the form of Exhibit F-11, duly executed by Andrews, together with:

                        (1) acknowledgment copies or stamped receipt copies of
                   proper amendments to the financing statements previously filed in connection with each Pledge Agreement, in form and substance satisfactory to the Administrative Agent,

                        (2) completed requests for information, dated on or
                   before the Effective Date, listing the financing statements referred to in clause (1) above,

                        (3) in the case of the Second Andrews Pledge Agreement,
                   copies of the News Corp. Contract, and

                        (4) evidence that all other action that the
                   Administrative Agent may deem necessary or desirable in order to perfect and protect the Liens created by the each Pledge Agreement has been taken;

                   (xi) a certificate of Mafco to the effect that, other than the agreements delivered to the Administrative Agent pursuant to
              Section 3.01(g)(xii)(B) and Section 3.02(i)(xi)(B) of the Original Credit Agreement and other than as specified in and delivered pursuant to such certificate and the certificate of Mafco delivered pursuant to Section 3.01(f)(x) of the Second Credit Agreement, Section 3.01(f)(ix) of the Third Credit Agreement and Section 3.01(f)(x) of the Existing Credit Agreement, there is no other contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument (1) evidencing Debt of any A Company, (2) governing the terms of Debt of any A Company, or (3) containing any commitment or other agreement by any Person to extend credit that would constitute Debt to any A Company or any Designated Operating Company or any of its Subsidiaries, in each case that imposes any material obligation or any material restriction on any A Company or any Designated Operating Company and its Subsidiaries, taken as a whole;

                   (xii) such financial, business and other information
              regarding each Loan Party and their Subsidiaries as the Lenders shall have reasonably requested, including, without limitation, information as to possible contingent liabilities, tax matters, environmental matters, obligations under ERISA and Welfare Plans, collective bargaining agreements and other arrangements with employees, annual financial statements of the Bank dated December 31, 1995, interim financial statements of the Bank dated the end of the most recent fiscal quarter for which financial statements are available, pro forma financial statements as to the Borrower, and forecasts prepared by management of the Bank, in form and substance satisfactory to the Lenders, of balance sheets, income statements and cash flow statements of the Bank on a quarterly basis for the term of the "Tranche A Revolving Credit Facility" under the Revolving Credit Facility;

                   (xiii) certified copies of (A) an amendment and restatement
              (each in form and substance satisfactory to the Lenders) of the voting trust agreement relating to the capital stock of the Borrower, the Borrower Parent, C&F Guarantor, Cigar Guarantor, Coleman Guarantor, Flavors Guarantor, New World Guarantor, FG Guarantor and First Gibraltar and (B) the Revolving Credit Agreement;

                   (xiv) copies of the Equity Contribution Agreement, duly
              executed by the Borrower and Borrower Parent, in substantially the form of Exhibit G and the First Gibraltar Loan Agreement, duly executed by First Gibraltar and Borrower Parent, in substantially the form of Exhibit H;

                   (xv) a letter, in form and substance satisfactory to the
              Administrative Agent, from Mafco to Ernst & Young, independent certified public accountants, advising such accountants that the Administrative Agent and the Lenders have relied upon the financial statements of Coleman, New World and MCG in determining whether to enter into the Loan Documents and have been authorized to exercise all rights of Mafco to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to such Persons and their Subsidiaries and directing such accountants to comply with any reasonable request of the Administrative Agent or any Lender for such information;

                   (xvi) a letter, in form and substance satisfactory to the
              Administrative Agent, from the Bank to KPMG Peat Marwick, independent certified public accountants, advising such accountants that the Administrative Agent and the Lenders have relied upon the financial statements of the Bank in determining whether to enter into the Loan Documents and have been authorized to exercise all rights of the Bank to require such accountants to disclose any and all financial statements and any other information of any kind that they may have with respect to the Bank and its Subsidiaries and directing such accountants to comply with any reasonable request of the Administrative Agent or any Lender for such information;

                   (xvii) favorable opinions of counsel to Mafco reasonably
              satisfactory to the Lenders, in form and substance reasonably satisfactory to the Lenders;

                   (xviii) a favorable opinion of Shearman & Sterling, counsel for the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent; and

                   (xix) such other information, approvals, opinions or other documents as the Administrative Agent may reasonably request.

              SECTION 3.02. Conditions Precedent to the Tranche A Term Borrowing. The obligation of each Lender to make its Tranche A Term Advance shall be subject to the satisfaction of the following further conditions precedent:

         (a) The transactions contemplated by the News Corp. Contract shall have been consummated and Mafco and its Subsidiaries shall have received the News Corp. Preferred ADRs;

         (b) A registration statement relating to the News Corp. Preferred ADRs that are pledged as Collateral and meeting the requirements set out in Section 5.8 of the News Corp. Contract shall be in effect;

         (c) The terms of the proposed restructuring of the capital structure of Marvel and the proposed acquisition of Toy Biz shall be acceptable to the Tranche A Required Lenders (including Citibank);

         (d) The Tranche A Required Lenders (including Citibank) shall be satisfied that (i) the requisite lenders in each of the Marvel bank lending syndicates shall have approved (to the extent required) the proposed restructuring of the capital structure of Marvel and the proposed acquisition of Toy Biz and (ii) the holders of the Debt of each of Marvel III Holdings Inc., Marvel (Parent) Holdings Inc. and Marvel Holdings Inc. shall have approved (to the extent required) the proposed restructuring of the capital structure of Marvel and the proposed acquisition of Toy Biz;

         (e) Marvel shall have consummated the acquisition of Toy Biz in a manner acceptable to the Tranche A Required Lenders (including Citibank);

         (f) (i) The Lenders shall be satisfied with all provisions and arrangements relating to the lien and security interest of the Collateral Agent in the New Marvel Shares and (ii) the Collateral Agent shall have received certificates representing the News Corp. Preferred ADRs pursuant to the terms of the New World Pledge Agreement, accompanied by undated stock powers executed in blank;

         (g)   The Revlon Inclusion Date shall have occurred; and

         (h) The Borrower shall have delivered to the Administrative Agent an appropriately completed Federal Reserve Form U-1 for each Lender.

         SECTION 3.03. Conditions Precedent to the Tranche B Term Borrowings. The obligation of each Lender to make a Tranche B Term Advance on the occasion of each Tranche B Term Borrowing (including the initial Tranche B Term Borrowing) shall be subject to the further condition precedent that (a) the Tranche B Required Lenders (including Citibank) are satisfied with the proposed use of the proceeds of such Tranche B Term

Borrowing and (b) in the case of the initial Tranche B Term Borrowing, the Revlon Inclusion Date shall have occurred; provided, however, that if a Tranche B Term Borrowing occurs on the same date as the Tranche A Term Borrowing, the condition set forth in clause (a) shall be deemed to be satisfied if the conditions set forth in Section 3.02 are satisfied or otherwise waived.

         SECTION 3.04. Conditions Precedent to Each Borrowing. The obligation of each Lender to make an Advance on the occasion of each Borrowing (including the initial Borrowing), shall be subject to the further conditions precedent that on the date of such Borrowing (a) the following statements shall be true (and each of the giving of the applicable Notice of Borrowing and the acceptance by the Borrower of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrower that both on the date of such notice and on the date of such Borrowing such statements are true):

              (i) The representations and warranties contained in the Loan Documents are correct in all material respects on and as of such date, before and after giving effect to such Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; and

              (ii) No event has occurred and is continuing, or would result from such Borrowing or issuance or from the application of the proceeds therefrom, which constitutes a Default,

and (b) the Administrative Agent shall have received such other certificates, opinions and other documents as any Lender through the Administrative Agent may reasonably request in order to confirm (i) the accuracy of the Borrower's representations and warranties, (ii) the Borrower's timely compliance with the terms, covenants and agreements set forth in this Agreement, and (iii) the absence of any Default.

         SECTION 3.05. Determinations Under Section 3.01. For purposes of determining compliance with the conditions specified in Section 3.01, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by this Agreement shall have received notice from such Lender prior to the initial Borrowing specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender's ratable portion of such Borrowing.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.01. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

              (a) The Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower) and (iii) has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. All of the outstanding capital stock of the Borrower has been validly issued, is fully paid and non-assessable and is owned by the Borrower Parent free and clear of all Liens except for the Liens created by the Collateral Documents.

              (b) Set forth on Schedule II hereto is a complete and accurate list relating to the Borrower, showing as of the date hereof the jurisdiction of its incorporation, the number of shares of each class of capital stock authorized, and the number outstanding, on the date hereof and the percentage of the outstanding shares of each such class owned (directly or indirectly) by Borrower Parent and the number of shares covered by all outstanding options, warrants, rights of conversion or purchase and similar rights at the date hereof.

              (c) The execution, delivery and performance by the Borrower of this Agreement, the Notes, each Loan Document and each Related Document to which it is or is to be a party and the consummation by the Borrower of the transactions contemplated hereby, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Exchange Act), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, contract, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting any Loan Party, any of its Subsidiaries (other than any Subsidiaries of the Borrower) or any of its or their properties, the effect of which conflict, breach or default is reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower) or (iv) except for the liens created by the Collateral Documents, the voting trust agreements (other than the voting trust agreements relating to the capital stock of FN Holdings and FN Parent) referred to in Sections 3.01(g)(xvi) and 3.02(i)(xv) of the Original Credit Agreement, the Amended and Restated Voting Trust Agreement dated as of December 16, 1996 among The Bank of New York, the Cigar Guarantor, C&F Guarantor and the Collateral Agent, the Amended and Restated Voting Trust Agreement dated as of December 16, 1996 among The Bank of New York, the Flavors Guarantor, C&F Guarantor and the Collateral Agent, the Amended and Restated Voting Trust Agreement dated as of December 16, 1996 among Trans Network Insurance Services Inc., FG Guarantor, The Bank of New York and the Collateral Agent, the Second Amended and Restated Voting Trust Agreement dated as of December 16, 1996 among FG Guarantor, First Gibraltar, The Bank of New York and the Collateral Agent and the voting trust agreement to be entered into (on or prior to the Revlon Inclusion Date) by Revlon Finance Corporation, Revlon Guarantor, The Bank of New York and the Collateral Agent, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries (other than any Subsidiaries of the Borrower). The Borrower is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower).

              (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for (i) the due execution, delivery and performance by the Borrower of this Agreement or the Notes or any other Loan Document or any Related Document to which it is or is to be a party or for the consummation of the transactions contemplated hereby, (ii) the grant by the Borrower of the Liens granted by it pursuant to the Collateral Documents, (iii) the perfection or maintenance of the Liens created by the Collateral Documents (including the first priority nature thereof) or (iv) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for the filing of financing statements in accordance with Sections
         3.01 and 3.02 of the Original Credit Agreement, Section 3.01(f)(vii) and (viii) of the Second Credit Agreement, Section 3.01(f)(vii) of the Third Credit Agreement, Section 3.01(f)(ix) of the Existing Credit Agreement and the filing of amendments to financing statements in accordance with Section 3.01 of this Agreement and except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally; provided, however, that no representation or warranty is made as to any consent of, authorization, approval or other action by, or notice to or filing

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                                       68

         with, any banking agency or regulatory body applicable to the Administrative Agent, the Collateral Agent, the Syndication Agent or the Documentation Agent.

              (e) This Agreement has been, and each of the Notes, each other Loan Document to which the Borrower is a party when delivered hereunder will have been, duly executed and delivered by the Borrower. This Agreement is, and each of the Notes and each other Loan Document to which the Borrower is a party when delivered hereunder will be, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditor's rights generally.

              (f) The Consolidated and consolidating balance sheets of Marvel III and its Subsidiaries as at December 31, 1995, and the related Consolidated and consolidating statements of income and cash flows of Marvel III and its Subsidiaries for the fiscal year then ended, accompanied, in the case of the aforementioned Consolidated balance sheets and related Consolidated statements of income and cash flows, by an opinion of Ernst & Young, independent public accountants, and the Consolidated and consolidating balance sheets of Marvel III and its Subsidiaries as at September 30, 1996, and the related Consolidated and consolidating statements of income and cash flows of Marvel III and its Subsidiaries for the nine months then ended, duly certified by the chief financial officer of Marvel III, copies of which have been furnished to each Lender, fairly present, subject, in the case of said balance sheets as at September 30, 1996, and said statements of income and cash flows for the three months then ended, to year-end audit adjustments, the Consolidated and consolidating financial condition of Marvel III and its Subsidiaries as at such dates and the Consolidated and consolidating results of the operations of Marvel III and its Subsidiaries for the periods ended on such dates, all in accordance with generally accepted accounting principles applied on a consistent basis.

              (g) There is no pending or threatened action, proceeding, governmental investigation or arbitration affecting any Loan Party, the Bank or any of their Subsidiaries (other than any Subsidiary of the Borrower ) before any court, governmental agency or arbitrator, which is reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to such Loan Party or the Bank, as the case may be) or that purports to affect the legality, validity or enforceability of this Agreement, any Note, any other Loan Document or any Related Document or the consummation of the transactions contemplated hereby or thereby.

              (h) The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock and no proceeds of any Advance will

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                                       69

         be used to purchase or carry any Margin Stock (other than the New Marvel Shares), or to extend credit to others for the purpose of purchasing or carrying any Margin Stock.

              (i) No proceeds of any Advance will be used to acquire any equity security of a class that is registered pursuant to Section 12 of the Exchange Act (other than the New Marvel Shares).

              (j) The Borrower and its ERISA Affiliates are in compliance in all material respects with the applicable provisions of ERISA and the Code with respect to each Plan thereof. No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of the Borrower or any of its ERISA Affiliates. The amount of all Unfunded Pension Liabilities under all Plans of the Borrower and its ERISA Affiliates does not exceed $60,000,000. None of the Borrower or any of its ERISA Affiliates has made contributions or incurred any Withdrawal Liability to any Multiemployer Plan within the past five years, and it is not reasonably expected that such contributions shall be made or required or that such liability shall be incurred in any such case in amounts or under circumstances that would be reasonably likely to result in a material liability to the Borrower or any of its ERISA Affiliates. Schedule B (Actuarial Information) to the 1995 annual report (Form 5500 Series) for each Plan of the Borrower and each of its ERISA Affiliates, copies of which have been filed with the Internal Revenue Service and furnished or made available to the Lenders, is complete and accurate in all material respects and fairly presents the funding status of such Plan, and since the date of such Schedule B there has been no material adverse change in such funding status. The obligations of the Borrower and its Subsidiaries for post-retirement benefits to be provided under Plans which are welfare benefit plans (as defined in Section 3(l) of ERISA) are not reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to the Borrower).

              (k) The operations and properties of the Borrower are in substantial compliance with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of the Borrower and the Borrower is in compliance with all such Environmental Permits, except, as to all of the above, where the failure to do so would not be reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to the Borrower); and no circumstances exist that are reasonably likely to (i) form the basis of an Environmental Action against the Borrower or any of its properties or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law that would, in the case of either (i) or (ii) above, be reasonably likely to have a Material

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                                       70

         Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to the Borrower).

              (l) The Borrower has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

              (m) The Borrower is not an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Advances, nor the application of the proceeds or repayment thereof by the Borrower, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder.

              (n) The Borrower is Solvent.

              (o) Set forth on Schedule III hereto is a complete and accurate list of all Debt (other than intercompany Debt, Debt under the Loan Documents and Debt under the Revolving Credit Agreement and the "Loan Documents" referred to therein) of the Borrower as of the date hereof, showing as of the date hereof the principal amount outstanding thereunder; and there is no other agreement, contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower that imposes any material Obligation or material restriction on the Borrower.

              (p) Set forth on Schedule IV hereto is a complete and accurate list of all Investments held by the Borrower as of the date hereof, showing as of the date hereof the amount, obligor or issuer and maturity, if any, thereof.

         SECTION 4.02. Representations and Warranties Applicable to Marvel. During the Marvel Inclusion Period, the representations and warranties contained in Section 4.01(g), (k), (l) and (m) and in the last sentence of
Section 4.01(c) shall be deemed to also cover Marvel and its Subsidiaries as if such Persons were explicitly referred to in such Sections.

                                   ARTICLE V

                           COVENANTS OF THE BORROWER

         SECTION 5.01. Affirmative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will:

              (a) Compliance with Laws, Etc. Comply, and, during the Marvel Inclusion Period, cause Marvel and each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders (such compliance to include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent contested in good faith), the failure to comply with which would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower).

              (b) Compliance with Environmental Laws. Comply and, during the Marvel Inclusion Period, cause Marvel and each of its Subsidiaries and all lessees and all other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause, during the Marvel Inclusion Period, Marvel and each of its Subsidiaries to conduct, any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with the requirements of all Environmental Laws; provided, however, that the Borrower and, during the Marvel Inclusion Period, Marvel and its Subsidiaries shall not be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

              (c) Maintenance of Insurance. Maintain, and, during the Marvel Inclusion Period, cause Marvel and each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Borrower, Marvel or such Subsidiary operates.

              (d) Preservation of Corporate Existence, Etc. Preserve and maintain, and, during the Marvel Inclusion Period, cause Marvel to preserve and maintain, its

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                                       72

         corporate existence, rights (charter and statutory) and franchises; provided, however, that neither the Borrower nor Marvel shall be required to preserve any of its rights or franchises if the Board of Directors of the Borrower (or, in the case of Marvel, the executive committee of the Board of Directors of Marvel) shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Borrower or Marvel, as the case may be, and that the loss thereof is not disadvantageous in any material respect to the Borrower, Marvel or the Lenders.

              (e) Visitation Rights. At any reasonable time and from time to time, upon reasonable prior notice permit the Administrative Agent or any of the Lenders or any agents or representatives thereof, to the extent reasonably requested to examine and make copies of and abstracts from the records and books of account of, and visit the properties of, the Borrower and, during the Marvel Inclusion Period, Marvel and its Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and, during the Marvel Inclusion Period, Marvel and its Subsidiaries with any of their officers or directors and with their independent certified public accountants.

              (f) Keeping of Books. Keep, and cause, during the Marvel Inclusion Period, Marvel and each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Borrower, Marvel and each such Subsidiary to the extent necessary to permit the preparation of the financial statements required to be delivered hereunder.

              (g) Maintenance of Properties, Etc. Maintain and preserve, and cause, during the Marvel Inclusion Period, Marvel and each of its Subsidiaries to maintain and preserve, all of its properties that are used or useful in the conduct of its business in good working order and condition, ordinary wear and tear excepted.

              (h) Termination of Financing Statements. Upon the request of the Administrative Agent, and at the expense of the Borrower, within 10 days after such request, furnish to the Administrative Agent proper termination statements on Form UCC-3 covering such financing statements as the Administrative Agent may reasonably request that were listed in the completed requests for information referred to in
         Section 3.01(h)(x)(4).

              (i) Collateral Account. Maintain the Borrower Collateral Account and the L/C Cash Collateral Account with Citibank pursuant to the terms of the Borrower Security Agreement.

              (j) Reporting Requirements. Furnish to the Lenders through the Administrative Agent:

                   (i) as soon as available and in any event within 50 days
              after the end of each of the first three quarters of each fiscal year of the Borrower, Consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and Consolidated statements of earnings, cash flows and stockholders' equity of the Borrower and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified (subject to normal year-end audit adjustment and the absence of footnotes) on behalf of the Borrower by the chief financial officer of the Borrower;

                   (ii) as soon as available and in any event within 105 days after the end of each fiscal year of the Borrower, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, containing financial statements for such year certified in a manner reasonably acceptable to the Marvel IV Required Lenders by Ernst & Young or other independent public accountants reasonably acceptable to the Marvel IV Required Lenders;

                   (iii) together with each delivery of financial statements
              pursuant to clauses (i) and (ii) above, a certificate executed on behalf of the Borrower by a senior officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto;

                   (iv) as soon as possible and in any event within five days after knowledge of the occurrence of each Default continuing on the date of such statement, a statement executed on behalf of the Borrower by the chief financial officer of the Borrower setting forth details of such Default and the action which the Borrower has taken and proposes to take with respect thereto;

                   (v) as soon as available and in any event no later than
              February 1 of each fiscal year of the Bank, forecasts prepared by management of the Bank, in form satisfactory to the Administrative Agent, of balance sheets and income statements on a quarterly basis for the term of the Facilities;

                   (vi) promptly after the sending or filing thereof, copies of any filings and statements that the Borrower or any Subsidiary of the Borrower files with the Securities and Exchange Commission or any national securities exchange;

                   (vii) promptly and in any event within (A) thirty days after the Borrower knows or has reason to know that any ERISA Event with respect to the Borrower or any of its ERISA Affiliates has occurred, a statement describing such ERISA Event and the action, if any, that the Borrower or such ERISA Affiliate proposes to take with respect thereto, (B) thirty days either after receipt thereof by the Borrower or after the Borrower knows or has reason to know of the receipt thereof by any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of the Borrower or any of its ERISA Affiliates, a copy of each notice received by any such Person concerning the imposition of Withdrawal Liability upon such Person, the reorganization or termination of such Multiemployer Plan, or the amount of the liability incurred, or that may be incurred, by the Borrower or any of its ERISA Affiliates in connection with any such event and (C) ten Business Days either after receipt thereof by the Borrower or after the Borrower knows or has reason to know of the receipt thereof by any of its ERISA Affiliates, copies of each notice from the PBGC stating its intention to terminate any Plan of the Borrower or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan, provided that in the case of any event described in clauses (A), (B) or (C) hereof, such event shall have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to the Borrower);

                   (viii) in the event of any change in GAAP from the date of the annual financial statements referred to in Section 4.01(f) and upon delivery of any financial statement required to be furnished under clauses (i) or (ii) of this Section 5.01(j), a statement of reconciliation conforming any information contained in such financial statement with GAAP as in effect on the date of the annual financial statements referred to in Section 4.01(f);

                   (ix) promptly upon any officer of the Borrower obtaining
              knowledge thereof, written notice of (A) the institution or non-frivolous threat of any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower or any of its Subsidiaries or any property of the Borrower or any of its Subsidiaries (any such action, suit, proceeding, investigation or arbitration being a "Proceeding") or
              (B) any material development in any Proceeding that is already pending, where such Proceeding or development has not previously been disclosed by the Borrower hereunder and would be reasonably likely to have a Material Adverse Effect (in the case of clause
              (a) of the definition of Material Adverse Effect, the term "Person" shall refer to the Borrower); together in each case with such other information as any Lender through the Administrative Agent may reasonably request to enable the Lenders and their counsel to evaluate such matters;

                   (x) promptly after the furnishing thereof, copies of any
              statement or report furnished to any other holder of the securities of the Borrower or, during the Marvel Inclusion Period, of Marvel or of any Subsidiary of Marvel pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to any other clause of this
              Section 5.01(j);

                   (xi) promptly upon receipt thereof, copies of all notices, requests and other documents received by any Loan Party or any Subsidiary of any Loan Party under or pursuant to any Related Document and, from time to time upon request by the Administrative Agent, such information and reports regarding the Related Documents as the Administrative Agent may reasonably request;

                   (xii) within 10 days after receipt, copies of all Revenue
              Agent Reports (Internal Revenue Service Form 886), or other written proposals of the Internal Revenue Service, that propose, determine or otherwise set forth positive adjustments to the Federal income tax liability of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue Code) of which the Borrower is a member aggregating $5,000,000 or more;

                   (xiii) promptly, and in any event within five Business Days after the due date (with extensions) for filing the final Federal income tax return in respect of each taxable year, a certificate of the Borrower (a "Tax Certificate"), signed on behalf of the Borrower by the President or the chief financial officer of the Borrower, stating that the common parent of the affiliated group (within the meaning of Section 1504(a)(1) of the Internal Revenue
              Code) of which the Borrower is a member has paid to the Internal Revenue Service or other taxing authority the full amount that such affiliated group is required to pay in respect of Federal income tax for such year;

                   (xiv) promptly after the occurrence thereof, notice of any condition or occurrence on any property of the Borrower or, during the Marvel Inclusion Period, Marvel or any Subsidiary of Marvel that results in a material noncompliance by the Borrower, Marvel or any of Marvel's Subsidiaries with any Environmental Law or Environmental Permit or would be reasonably likely to (i) form the basis of an Environmental Action against the Borrower, Marvel or any of Marvel's Subsidiaries or any such property that would be reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition of Material Adverse Effect, the term "Person" shall refer to the Borrower) or (ii) cause any such property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or Environmental Permit or would be reasonably likely to (i) form the basis of an Environmental Action against the Borrower, Marvel or any of Marvel's

              Subsidiaries or such property that could have a Material Adverse Effect (in the case of clause (a) of the definition of Material Adverse Effect, the term "Person" shall refer to the Borrower);

                   (xv) promptly after any deposit in the Borrower Collateral
              Account, a certificate signed on behalf of the Borrower by the president or chief financial officer of the Borrower, stating the amount of such deposit and the source of the funds of such deposit, together with a schedule in form and substance reasonably satisfactory to the Administrative Agent setting forth in reasonable detail the computations and other information on which the amount and source of such deposit were determined; and

                   (xvi) such other information respecting the condition
              (financial or otherwise), operations, assets or business of the Borrower or any of its Subsidiaries as any Lender through the Administrative Agent may from time to time reasonably request.

              (k) Look-Forward Certificate. With respect to each deposit (other than of income or proceeds of Collateral Investments) to the Collateral Accounts (other than the Second Mafco Collateral Account and the L/C Cash Collateral Account), the Borrower shall, within 15 Business Days prior to the date of such deposit or within five Business Days after the date of such deposit, deliver a certificate (the "Look- Forward Certificate") to the Administrative Agent stating that the pro forma amounts available to be loaned by First Gibraltar to Borrower Parent, together with amounts received by Mafco pursuant to or in connection with any Related Document, will not be less than $8 million in any calendar quarter and will not be insufficient to pay interest on the "Advances" then outstanding under the Revolving Credit Agreement, together with a schedule in form reasonably satisfactory to the Administrative Agent setting forth in reasonable detail the computations, assumptions and other information on which such certification is based) (taking into account, among other things, the Bank's performance to date, the quality of the Bank's assets and the presence of any agreement with the Bank's regulators including, but not limited to, an agreement relating to capital, asset quality, dividends or management); provided, however, that, notwithstanding the foregoing, if a Look-Forward Certificate has been delivered to the Administrative Agent within 90 days prior to a deposit in the Mafco Collateral Account of amounts paid under or in connection with any Related Document or Asset Sale, the Borrower may, instead of delivering a Look-Forward Certificate to the Administrative Agent, deliver a certificate (a "Deposit Certificate") to the Administrative Agent, within 15 Business Days prior to the date of such deposit or within five Business Days after the date of such deposit, stating that
         (x) there has been no adverse change in (1) the financial condition of each of the Bank and Mafco and its Subsidiaries, taken as a whole, since the date of the last Look-Forward

         Certificate that was delivered to the Administrative Agent or (2) the projections contained in such Look-Forward Certificate and (y) no event has occurred and is continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

              (l) Transactions with Affiliates. Conduct, and cause each of its Subsidiaries to conduct, all transactions otherwise permitted under the Loan Documents with any of their Affiliates (other than the Borrower or any of its Subsidiaries) on terms that are fair and reasonable and no less favorable to the Borrower or such Subsidiary than it would obtain in a comparable arm's-length transaction with a Person that is not an Affiliate; provided, however, that for purposes of this Section 5.01(l), the term "Affiliate" shall not include any officer or director of the Borrower or such Subsidiary, as the case may be, who does not possess directly or indirectly the power to vote 5% or more of the Voting Stock of the Borrower or its Subsidiaries; provided further that nothing in this Section 5.01(l) shall restrict the performance by the parties to (i) the Tax Sharing Agreement dated as of April 22, 1993 between Mafco and Marvel Holdings Inc., (ii) the Tax Sharing Agreement dated as of October 20, 1993 between Mafco and Marvel (Parent) Holdings Inc. and (iii) the Amended and Restated Tax Sharing Agreement dated as of January 1, 1994 among Mafco, Marvel III Holdings Inc., Marvel and certain Subsidiaries of Marvel, in each case, as the same may be amended, modified or otherwise supplemented from time to time, of their respective obligations thereunder.

              (m) Mafco Tax Group. Maintain its status as a member of the affiliated group (within the meaning of Section 1504(a)(1) of the Code) of which Mafco is the common parent.

              (n) Net Cash Proceeds. Deposit all of the Net Cash Proceeds received by the Borrower from and after the Effective Date from Asset Sales (other than Net Cash Proceeds required to be applied to prepay or repay the Facilities or the Debt outstanding under the Revolving Credit Agreement) in the Mafco Collateral Account.

         SECTION 5.02. Negative Covenants. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will not:

              (a) Liens, Etc. Create or suffer to exist any Lien, upon or with respect to any of its properties, whether now owned or hereafter acquired, or sign or file under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Borrower as debtor or sign any security agreement authorizing any secured party thereunder to file such financing statement, or assign any right to receive income, other than the following Liens: (i) Liens created by the Loan Documents or the "Loan Documents" referred to in the Revolving Credit Agreement; (ii) the Liens

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                                       78

         described on Schedule V provided that in the event any property subject to any such Lien is released from such Lien, such released property may not thereafter be subjected to any Lien other than Liens created by the Loan Documents or the "Loan Documents" referred to in the Revolving Credit Agreement; (iii) mechanics', materialmen's, carriers' and similar Liens arising in the ordinary course of business securing obligations that are not overdue for a period of more than 30 days or which are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained;
         (iv) Liens for taxes, assessments and governmental charges or levies not yet due and payable or which are being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained; and (v) judgment or other similar Liens, provided that there shall be no period of more than 10 consecutive days during which a stay of enforcement of the related judgment shall not be in effect.

              (b) Lease Obligations. Create, incur, assume or suffer to exist any obligations as lessee (i) for the rental or hire of real or personal property in connection with any sale and leaseback transaction, or (ii) for the rental or hire of other real or personal property of any kind under leases or agreements to lease having an original term of one year or more.

              (c) Mergers, Etc. Merge into or consolidate with any Person or permit any Person to merge into it.

              (d) Sales, Etc. of Assets. Sell, lease, transfer or otherwise dispose of any assets or grant any option or other right to purchase, lease or otherwise acquire any assets except (i) dispositions of obsolete, worn out or surplus property disposed of in the ordinary course of business, (ii) a transfer of any Coleman Worldwide LYONS held by the Borrower to Coleman Worldwide and (iii) sales, leases, transfers or other dispositions of assets for cash and for no less than fair market value, provided that, in the case of an Asset Sale, the Borrower complies with the provisions of Section 5.01(o) in respect of the Net Cash Proceeds of such Asset Sale.

              (e) Dividends, Repurchases, Etc. Declare or pay any dividends, purchase, redeem, retire, defease or otherwise acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as such, make any distribution of assets, capital stock, warrants, rights, options, obligations or securities to its stockholders as such, except that the Borrower may (i) declare and deliver dividends and distributions payable only in common stock or warrants, rights or options to acquire common stock, (ii) declare and pay cash dividends to its stockholders in an amount not to exceed the amount released by the Collateral Agent from the Borrower Collateral Account pursuant to the provisions of Section 7 of the Borrower Security Agreement

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                                       79

         or the proceeds of the Advances and the proceeds of borrowings under the Revolving Credit Agreement and (iii) declare and pay cash dividends to its stockholders in an amount not to exceed the Net Cash Proceeds received by Mafco and its Subsidiaries from Asset Sales on and after the Effective Date solely to permit the compliance by Mafco and its Subsidiaries with the requirements of Section 5.01(n) and
         Section 7(q) of the Mafco Guaranty.

              (f) Investments. Make or hold any Investment in any Person, other than (i) Investments by the Borrower and its Subsidiaries in Cash Equivalents, (ii) a loan by the Borrower to Mafco of up to $650,000,000 out of the proceeds of the Advances and the proceeds of borrowings under the Revolving Credit Agreement, (iii) Investments by the Borrower in Mafco or any of its Subsidiaries in an amount not to exceed the sum of the amount released by the Collateral Agent from the Borrower Collateral Account pursuant to the provisions of Section 7 of the Borrower Security Agreement plus the aggregate amount of any Investments in the Borrower made by Mafco or any of its Subsidiaries out of the proceeds from the amount released by the Collateral Agent from the Mafco Collateral Accounts pursuant to Section 7 of the Mafco Security Agreement, (iv) Investments existing on the date hereof, (v) contributions by the Borrower of common stock of Marvel to Marvel III Holdings Inc., Marvel Holdings Inc. or Marvel (Parent) Holdings Inc.,
         (vi) Investments by the Borrower in the Coleman Worldwide LYONS, (vii) Investments by the Borrower in the New Marvel Shares and (viii) Investments in Mafco in an amount not to exceed the Net Cash Proceeds received by Mafco and its Subsidiaries from Asset Sales on and after the Effective Date solely to permit the compliance by Mafco and its Subsidiaries with the requirements of Section 5.01(n) and Section 7(q) of the Mafco Guaranty.

              (g) Change in Nature of Business. Engage in any business other than the ownership of the capital stock of Marvel III Holdings Inc.

              (h) Accounting Changes. Make or permit any change in accounting policies affecting (i) the presentation of financial statements or
         (ii) reporting practices, except in either case as required or permitted by GAAP.

              (i) Debt. Create, incur, assume or suffer to exist any Debt other than: (i) Debt under the Loan Documents and under the Revolving Credit Agreement and the "Loan Documents" referred to therein and (ii) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

              (j) Charter Amendments. Amend its certificate of incorporation or bylaws except that the Borrower may change its name to Mafco Finance Corp.

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                                       80

              (k) Prepayments, Etc. of Debt. Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Debt, other than the prepayment of the Advances in accordance with the terms of this Agreement, or amend, modify or change in any manner any term or condition of any Debt or any agreement relating to such Debt other than (i) mandatory and optional prepayments of the Debt under the Revolving Credit Agreement pursuant to the terms thereof, (ii) prepayments of Debt required by Section 7(q) of the Mafco Guaranty and (iii) amendments, modifications and changes to the terms and conditions of the Revolving Credit Agreement pursuant to its terms.

              (l) Negative Pledge. Enter into or suffer to exist any agreement prohibiting or conditioning the creation or assumption of any Lien upon any of its property or assets other than (i) in favor of the Administrative Agent and the Lenders, (ii) any prohibition or condition existing on the date hereof or (iii) any prohibition or condition contained in the Revolving Credit Agreement or the "Loan Documents" referred to therein.

              (m) Partnerships. Become a general partner in any general or limited partnership.

              (n) Capital Expenditures. Make any Capital Expenditures.

              (o) Issuance of Capital Stock. Issue any capital stock or warrants, rights or options to acquire such capital stock.

              (p) Payment Restrictions. Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of the Borrower to (i) pay dividends or make any other distributions on any of the Borrower's capital stock, (ii) make loans or advances to Mafco or any subsidiary of Mafco or (iii) repay or prepay any Debt owed by the Borrower other than any (x) consensual encumbrances or restrictions existing on the date hereof and (y) other consensual encumbrances or restrictions that are no more onerous than those encumbrances and restrictions in existence on the date hereof with respect to the Borrower.

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                                       81

                                   ARTICLE VI

                               EVENTS OF DEFAULT

         SECTION 6.01. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

              (a) The Borrower shall fail to pay any principal of, or interest on, any Advance or any fees payable to the Administrative Agent or any Lender hereunder, in each case when the same becomes due and payable, or any Loan Party shall fail to make any other payment hereunder within five Business Days after the same becomes due and payable; or

              (b) Any representation or warranty made by any Loan Party or any FN Party or under or in connection with any Loan Document or FN Document shall prove to have been incorrect in any material respect when made or confirmed; or

              (c) (i) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 5.01(h), 5.01(i), 5.01(j), 5.01(k), 5.01(m), 5.01(n), or 5.02, (ii) Mafco shall fail to perform or observe any term, covenant or agreement contained in Section 7(i), 7(j), 7(l), 7(o), 7(p), 7(q) or 8 of the Mafco Guaranty, (iii) Coleman Guarantor shall fail to perform or observe any term, covenant or agreement contained in Section 7(i), 7(k), 7(m) or 8 of the Coleman Guaranty, (iv) Borrower Parent shall fail to perform or observe any term, covenant or agreement contained in Section 7(j) or 8 of the Borrower Parent Guaranty, (v) New World Guarantor shall fail to perform or observe any term, covenant or agreement contained in
         Section 7(h), 7(j), 7(k) or 8 of the New World Guaranty, (vii) C&F Guarantor shall fail to perform or observe any term, covenant or agreement contained in Section 7(h), 7(j), 7(k) or 8 of the C&F Guaranty, (vii) Cigar Guarantor shall fail to perform or observe any term, covenant or agreement contained in Section 7(h), 7(j), 7(k) or 8 of the Cigar Guaranty, (viii) Flavors Guaranty shall fail to perform or observe any term, covenant or agreement contained in Section 7(h), 7(j), 7(k) or 8 of the Flavors Guaranty, (ix) on and after the Revlon Inclusion Date, Revlon Guarantor shall fail to perform or observe any term, covenant or agreement contained in Section 7(h), 7(j) or 8 of the Revlon Guaranty or (x) any Loan Party shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Borrower by the Administrative Agent or any Lender; or

              (d) (i) Any A Company, any Designated Operating Company or the Bank shall fail to pay any principal of or premium or interest on any Debt which is

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                                       82

         outstanding in a principal amount of at least $10,000,000 in the aggregate (but excluding Debt outstanding hereunder) of such A Company, such Designated Operating Company or the Bank (as the case may be), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or
         (ii) any other event shall occur or condition shall exist (other than (x) during the period from the date hereof through June 30, 1997, the breach by Marvel of certain financial covenants for the fiscal quarter ended September 30, 1996, for the fiscal quarter ending December 31, 1996, for the fiscal quarter ending March 31, 1997 and for the fiscal quarter ending June 30, 1997 under its senior bank credit agreements and (y) in the case of the Specified Holding Company Debt, any event or condition relating to Marvel, Marvel III Holdings Inc., Marvel (Parent) Holdings Inc. or Marvel Holdings Inc.) under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or (iii) any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or (iv) in the case of any Specified Holding Company Debt, any event or condition relating to Marvel, Marvel III Holdings Inc., Marvel (Parent) Holdings Inc. or Marvel Holdings Inc. shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate the maturity of such Debt; or

              (e) Any A Company, any Designated Operating Company (other than Marvel) or the Bank shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any A Company, any Designated Operating Company (other than Marvel) or any FN Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 45 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or any A Company, any Designated

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                                       83

         Operating Company (other than Marvel) or the Bank shall take any corporate action to authorize any of the actions set forth above in this Section 6.01(e); or

              (f) Any judgment or order for the payment of money in excess of $10,000,000 shall be rendered against any A Company, any Designated Operating Company or the Bank and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect unless such judgment or order shall have been vacated, satisfied or dismissed or bonded pending appeal; provided, however, that any such judgment or order shall not be an Event of Default under this Section 6.01(f) if and for so long as (i) the entire amount of such judgment or order is covered by a valid and binding policy of insurance between the defendant and the insurer covering payment thereof and (ii) such insurer, which shall be rated at least "A" by A.M. Best Company, has been notified of, and has not disputed the claim made for payment of the amount of such judgment or order; or

              (g) Any non-monetary judgment or order shall be rendered against any A Company, any Designated Operating Company or the Bank that is reasonably likely to have a Material Adverse Effect (in the case of clause (a) of the definition thereof, the term "Person" shall refer to the Borrower) and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect unless such judgment or order shall have been vacated, satisfied, discharged or bonded pending appeal; or

              (h) Ronald O. Perelman (or in the event of his incompetence or death, his estate, heirs, executor, administrator, committee or other personal representative) shall cease to beneficially own (i) at least 80% of the Voting Stock of any A Company, any Designated Operating Company (other than Marvel, New World and Revlon) or the Bank, (ii) during the Marvel Inclusion Period, at least a majority of the voting power of the Voting Stock of Marvel, (iii) prior to the consummation of the New World Acquisition, at least a majority of the voting power of the Voting Stock of New World or (iv) on and after the Revlon Inclusion Date, at least a majority of the voting power of the Voting Stock of Revlon, in each case other than as a result of an Asset Sale pursuant to which all of the common stock held by Mafco and its Subsidiaries in any A Company, any Designated Operating Company or the Bank (or, in any such case, in such Person's direct or indirect parent) is sold and the Net Cash Proceeds of such Asset Sale is applied in accordance with the terms of the Loan Documents and the "Loan Documents" referred to in the Revolving Credit Agreement; or

              (i) Any ERISA Event shall have occurred with respect to Mafco or any of its ERISA Affiliates and such ERISA Event, together with any and all other ERISA

         Events that shall have occurred with respect to Mafco or any of its ERISA Affiliates, is reasonably likely to have a Material Adverse Effect (with respect to clause (a) of the definition thereof, the term "Person" shall refer to Mafco); or

              (j) Mafco or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of the Borrower or any of its ERISA Affiliates that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by Mafco and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $10,000,000 or requires payments exceeding $10,000,000 per annum; or

              (k) Mafco or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of the Borrower or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of Mafco and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the plan years of such Multiemployer Plans immediately preceding the plan year in which such reorganization or termination occurs by an amount exceeding $10,000,000; or

              (l) Any provision of any Loan Document, Related Document or FN Document after delivery thereof pursuant to the Original Credit Agreement, the Second Credit Agreement, the Third Credit Agreement, the Existing Credit Agreement, Section 3.01 hereof or pursuant to the definition of "Revlon Inclusion Date" shall for any reason cease (other than pursuant to the terms thereof) to be valid and binding on or enforceable against any party to it, or any party to any such document shall so state in writing; or

              (m) Any Collateral Document after delivery thereof pursuant to the Original Credit Agreement, the Second Credit Agreement, the Third Credit Agreement, the Existing Credit Agreement, Section 3.01 hereof or the definition of "Revlon Inclusion Date" shall for any reason (other than pursuant to the terms thereof) cease to create a valid and perfected first priority Lien on the Collateral purported to be covered thereby; or

              (n) Any provision of the FN Holdings Debt Document, the FN Holdings New Debt Document, the Second New FN Holdings Debt Document, the FN Holdings Preferred Stock or the FN Parent Debt Document shall be terminated, amended, waived or otherwise modified without the consent of the Marvel IV Required Lenders or any provision of the First Gibraltar Charter Document shall be

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                                       85

         amended or modified without the consent of the Marvel IV Required Lenders (other than as permitted by the terms of the Mafco Guaranty); or

              (o) The Bank fails to maintain the minimum capital and leverage ratios required as of the Effective Date for the Bank to be considered as a "well capitalized" "savings association" pursuant to 12 U.S.C.
         Section 1831o and 12 C.F.R. Section 565, as such Sections may be amended, reenacted or redesignated from time to time; or

              (p) (i) The common stock of any Designated Operating Company (other than New World, Marvel and Revlon) trading on the date hereof shall cease to be publicly traded on the New York Stock Exchange; (ii) at any time prior to the consummation of the New World Acquisition, the common stock of New World shall cease to be publicly traded on the New York Stock Exchange or the Nasdaq National Market System; (iii) at any time prior to the later to occur of the Term Credit Agreement Termination Date and the "Tranche B Termination Date" under the Revolving Credit Agreement, News Corp. Preferred ADRs shall cease to be publicly traded; (iv) during the Marvel Inclusion Period, the common stock of Marvel shall cease to be publicly traded on the New York Stock Exchange or the Nasdaq National Market System or (v) on and after the Revlon Inclusion Date, the common stock of Revlon shall cease to be publicly traded on the New York Stock Exchange;

              (q) Gerald J. Ford shall beneficially or legally own shares of the common stock of FN Holdings other than shares of the Class B Common Stock; or

              (r) Any Person party to the Related Documents shall fail to directly deposit in the Mafco Collateral Account (i) a payment to Mafco under any Related Document (which payment is required to be made and is permitted under each indenture and credit agreement to which such Person is a party) or (ii) a loan to Mafco of the proceeds of any payment received by such Person under any Related Document (which loan is required to be made and is permitted under each indenture and credit agreement to which such Person is a party) and such failure shall remain unremedied for three Business Days; or

              (s) (i) Mafco shall fail to furnish to the Administrative Agent and the Lenders on or prior to December 1, 1997, a business plan setting forth, in respect of all of the Debt of Mafco and its Subsidiaries (other than Debt of the Designated Operating Companies, the Bank, Revlon, Marvel, Marvel III Holdings Inc., Marvel (Parent) Holdings Inc., Marvel Holdings Inc., Meridian Sports Incorporated and their respective Subsidiaries) that is scheduled to come due during calendar year 1998 and 1999, the method by which all such Debt shall be repaid, prepaid, redeemed or refinanced on a timely basis, including without limitation, through Asset Sales,

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                                       86

         issuances of Debt, issuances of equity or contributions to capital, in each case in reasonable detail as to the identity of the assets to be sold, the issuer of the Debt or equity and such other details as the Marvel IV Required Lenders shall request or (ii) the Marvel IV Required Lenders shall not have approved the form and substance of such business plan on or prior to December 31, 1997;

then, and in any such event, the Administrative Agent (i) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Commitment of each Lender to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) shall at the request, or may with the consent, of the Required Lenders, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that, in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the Federal Bankruptcy Code, (A) the obligation of each Lender to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                  ARTICLE VII

               THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT

         SECTION 7.01. Authorization and Action. Each Lender hereby appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent, as the case may be, by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of the Notes), each of the Administrative Agent and the Collateral Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding upon all Lenders and all holders of Notes; provided, however, that neither the Administrative Agent nor the Collateral Agent shall be required to take any action which exposes the Administrative Agent or the Collateral Agent, as the case may be, to personal liability or which is contrary to this Agreement or applicable law. Each of the Administrative Agent and the Collateral Agent agrees to give to

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                                       87

each Lender prompt notice of each notice and other report given to it by the Borrower pursuant to the terms of this Agreement.

         SECTION 7.02. Administrative Agent's and Collateral Agent's Reliance, Etc. Neither the Administrative Agent nor the Collateral Agent nor any of their respective directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them under or in connection with the Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, each of the Administrative Agent and the Collateral Agent: (i) may treat the payee of any Note as the holder thereof until the Administrative Agent receives and accepts an Assignment and Acceptance entered into by the Lender that is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in
Section 8.07; (ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts;
(iii) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations (whether written or oral) made in or in connection with the Loan Documents;
(iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of the Loan Documents on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with the Loan Documents or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of the Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         SECTION 7.03. Citibank and Affiliates. With respect to its Commitments, the Advances made by it and the Note issued to it, Citibank shall have the same rights and powers under the Loan Documents as any other Lender and may exercise the same as though it were not the Administrative Agent or the Collateral Agent and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Citibank hereunder in its individual capacity. Citibank and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, accept investment banking engagements from and generally engage in any kind of business with, the Borrower, any of its Subsidiaries and any Person who may do business with or own securities of the Borrower or any such Subsidiary, all as if Citibank were not the Administrative Agent or the Collateral Agent and without any duty to account therefor to the Lenders.

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                                       88

         SECTION 7.04. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon either the Administrative Agent or the Collateral Agent or any other Lender and based on the financial statements referred to in Section 4.01(f) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

         SECTION 7.05. Indemnification. (a) Each Lender severally agrees to indemnify each of the Administrative Agent and the Collateral Agent (in each case to the extent not promptly reimbursed by the Borrower) from and against such Lender's ratable share (determined as provided below) of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against the Administrative Agent or the Collateral Agent, as the case may be, in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Administrative Agent or the Collateral Agent, as the case may be, under the Loan Documents; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent's or the Collateral Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent and the Collateral Agent promptly upon demand for its ratable share of any costs and expenses (including, without limitation, fees and expenses of counsel) payable by the Borrower under Section 8.04, to the extent that the Administrative Agent or the Collateral Agent, as the case may be, is not promptly reimbursed for such costs and expenses by the Borrower. For purposes of this Section 7.05(a), the Lenders' respective ratable shares of any amount shall be determined, at any time, according to the sum of (a) the aggregate principal amount of the Advances outstanding at such time and owing to the respective Lenders and (b) their respective unused Tranche A Term Commitments and unused Tranche B Commitments at such time. In the event that any Defaulted Advance shall be owing by any Defaulting Lender at any time, such Lender's Commitment with respect to the Facility under which such Defaulted Advance was required to have been made shall be considered to be unused for purposes of this Section 7.05(a) to the extent of the amount of such Defaulted Advance. The failure of any Lender to reimburse the Administrative Agent or the Collateral Agent promptly upon demand for its ratable share of any amount required to be paid by the Lender to the Administrative Agent or the Collateral Agent, as the case may be, as provided herein shall not relieve any other Lender of its obligation hereunder to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for its ratable share of such amount, but no Lender shall be responsible for the failure of any other Lender to reimburse the Administrative Agent or the Collateral Agent, as the case may be, for such other Lender's ratable share of such amount. Without prejudice to the survival of any other agreement of any Lender hereunder, the agreement and obligations of each Lender contained in this Section 7.05(a) shall survive the payment in full of principal, interest and all other amounts payable hereunder and under the other Loan Documents.

         SECTION 7.06. Successor Administrative Agent and Collateral Agent. Each of the Administrative Agent and the Collateral Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower and may be removed at any time with or without cause by, in the case of the Administrative Agent, the Required Lenders and, in the case of the Collateral Agent, the Marvel IV Required Lenders. Upon any such resignation or removal, the Required Lenders or the Marvel IV Required Lenders shall have the right to appoint, with the consent of the Borrower, a successor Administrative Agent or Collateral Agent, respectively, which shall be a Lender, or if no Lender consents to act as Administrative Agent or Collateral Agent, as the case may be, hereunder, an institution that would be permitted to be an Eligible Assignee hereunder. If no successor Administrative Agent or Collateral Agent, as the case may be, shall have been so appointed by the Required Lenders or the Marvel IV Required Lenders, as the case may be, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent's or Collateral Agent's giving of notice of resignation or the Required Lenders' or the Marvel IV Required Lenders' removal of the retiring Administrative Agent or Collateral Agent, then the retiring Administrative Agent, or Collateral Agent, as the case may be, may, on behalf of the Lenders, appoint a successor Administrative Agent or Collateral Agent, as the case may be, which shall be a commercial bank that is acceptable to the Borrower (which shall not unreasonably withhold its approval). Upon the acceptance of any appointment as Administrative Agent or Collateral Agent, as the case may be, thereunder by a successor Administrative Agent or Collateral Agent, as the case may be, such successor Administrative Agent or Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Collateral Agent, as the case may be, and the retiring Administrative Agent or Collateral Agent, as the case may be, shall be discharged from its duties and obligations under the Loan Documents. After any retiring Administrative Agent's or Collateral Agent's resignation or removal hereunder as Administrative Agent or Collateral Agent, the provisions of this
Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent, as the case may be.

                                  ARTICLE VIII

                                 MISCELLANEOUS

         SECTION 8.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Marvel IV Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by each of the Lenders (other than any Lender which is, at such time, a Defaulting Lender) and the Revolving Credit Agreement Lenders (other than any Revolving Credit Agreement Lender which is, at such time, a "Defaulting Lender" under the Revolving Credit Agreement), do any of the following: (i) waive any of the conditions specified in Section 3.01 or 3.02, (ii) change the definition of the term " Marvel IV Required Lenders",
(iii) release any material portion of the Collateral or permit the creation, incurrence, assumption or existence of any Lien on any material portion of the Collateral other than (A) releases of any material portion of the Collateral or the creation, incurrence, assumption or existence of any such Lien in connection with Asset Sales (which shall include, for purposes of this Section 8.01, sales, monetizations or other disposals of the News Corp. Preferred ADRs and the New Marvel Shares) the Net Cash Proceeds of which are applied as contemplated by the Loan Documents and the "Loan Documents" under the Revolving Credit Agreement, (B) releases of the News Corp. Preferred ADRs and New Marvel Shares pursuant to the terms of the Loan Documents and the "Loan Documents" under the Revolving Credit Agreement and (C) the Liens created by the Collateral Documents and the Liens permitted by Section 5.02(a), Section 8(a) of the Borrower Parent Guaranty, Section 8(a) of the Coleman Guaranty, Section 8(a) of the Mafco Guaranty, Section 8(a) of the C&F Guaranty, Section 8(a) of the Cigar Guaranty, Section 8(a) of the Flavors Guaranty, Section 8(a) of the New World Guaranty and Section 8(a) of the Revlon Guaranty, (iv) amend this
Section 8.01, (v) increase the Commitments of the Lenders or subject the Lenders to any additional obligations, (vi) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder or (vii) postpone any date fixed for any mandatory reduction in the Commitments or for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder or amend Section 2.03 or 2.05(b) (other than Section 2.05(b)(viii)); provided further, that no change to the definition of the term "Required Lenders" shall be made unless in writing and signed by each of the Lenders (other than any Lender which is, at such times a Defaulting Lender) provided, further that no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders and Revolving Credit Agreement Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or any Note; provided further that no amendment, waiver or consent shall, unless in writing and signed by the Collateral Agent in addition to the Lenders and Revolving Credit Agreement Lenders required above to take such action, affect the rights or duties of the Collateral Agent under this Agreement.

         SECTION 8.02. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic, telex or cable communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, if to the Borrower, at its address at c/o MacAndrews and Forbes Holdings Inc., 35 East 62nd Street, New York, New York 10021, Attention:
Secretary, if to any Financial Institution at its Domestic Lending Office on
Schedule I-A hereto; if to any other Lender, at the address specified in the Assignment and Acceptance pursuant to which it became a Lender; and if to the Administrative Agent or the Collateral Agent, at its address at 399 Park Avenue, New York, New York 10043, Attention: ___________, or, as to the Borrower, the Administrative Agent or the Collateral Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrower, the Administrative Agent and the Collateral Agent. All such notices and communications shall be effective (i) when received, if mailed or delivered or telecopied (including machine acknowledgment), or (ii) when delivered to the telegraph company, confirmed by telex answerback or delivered to the cable company, respectively, except that notices and communications to the Administrative Agent pursuant to Article II or VII shall not be effective until received by the Administrative Agent.

         SECTION 8.03. No Waiver; Remedies. No failure on the part of any Lender or the Administrative Agent or the Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any Note shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 8.04. Costs; Expenses. (a) The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Collateral Agent in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and the other documents to be delivered hereunder (including, without limitation, (A) all due diligence, transportation, computer, duplication, appraisal, audit and insurance expenses and fees and expenses of consultants engaged with the prior consent of the Borrower (which consent shall not be unreasonably withheld) and (B) the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto, with respect to advising the Administrative Agent and the Collateral Agent as to their respective rights and responsibilities, or the protection or preservation of rights or interests, under the Loan Documents, with respect to negotiations with the Borrower or with other creditors of the Borrower arising out of any Default or any events or circumstances that may give rise to a Default and with respect to presenting claims in, monitoring or otherwise participating in any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally and any proceeding ancillary thereto). The Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent, the Collateral Agent and the Lenders in connection with the enforcement of the Loan Documents and the other documents to be delivered hereunder, whether in action, suit, litigation, any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or otherwise (including, without limitation, the reasonable fees (including the allocated costs of internal counsel) and reasonable expenses of counsel for the Administrative Agent, the Collateral Agent and each Lender with respect thereto) and expenses in connection with the enforcement of rights under this Section 8.04(a).

         (b) If any payment of principal of any Eurodollar Rate Advance is made by the Borrower to or for the account of a Lender other than on the last day of the Interest Period for such Advance, as a result of a payment or Conversion pursuant to Section 2.09(c) or 2.10, acceleration of the maturity of the Notes pursuant to Section 6.01 or for any other reason, the Borrower shall, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses which it may reasonably incur as a result of such payment, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Advance.

         (c) The Borrower agrees to indemnify and hold harmless the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agent and each Lender and each of their affiliates and their officers, directors, trustees, employees, agents and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (or in connection with the preparation for a defense of) any investigation, litigation or proceeding arising out of, related to or in connection with this Agreement and the transactions contemplated hereby, whether or not an Indemnified Party is a party thereto, whether or not the transactions contemplated hereby are consummated, whether or not any such claim, investigation, litigation or proceeding is brought by the Borrower or any other person and whether or not such Indemnified Party is a Lender at such time) except (i) to the extent such claim, damage, loss, liability or expense
(x) is found in a final, non-appealable judgment by a court of competent jurisdiction (a "Final Judgment") to have resulted from such Indemnified Party's gross negligence or willful misconduct or (y) arises from any legal proceedings commenced against any Lender by any other Lender (in its capacity as such and not as Administrative Agent, Collateral Agent, Documentation Agent or Syndication Agent), and (ii) in the case of any litigation brought by the Borrower (A) seeking a judgment against any Indemnified Party for any wrongful act or omission of such Indemnified Party and (B) in which a Final

Judgment is rendered in the Borrower's favor against such Indemnified Party, the provisions of this paragraph will not be available to provide indemnification for any damage, loss, liability or expense incurred by such Indemnified Party in connection with such litigation described in clause (i) or in connection with any claim for which Final Judgment is rendered in the Borrower's favor in a litigation described in clause (ii) of this Section 8.04(c).

         SECTION 8.05. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Administrative Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower to such Lender now or hereafter existing under this Agreement and the Note or Notes held by such Lender, whether or not such Lender shall have made any demand under this Agreement or such Note or Notes and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application shall be made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application; provided further that no Lender shall exercise any such right of set-off or any other right of set-off without the prior consent of the Administrative Agent. The rights of each Lender under this
Section 8.05 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

         SECTION 8.06. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Administrative Agent and when the Administrative Agent shall have been notified by each Financial Institution that such Financial Institution has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent and the Required Lenders.

         SECTION 8.07. Assignments and Participations. (a) Each Lender may and, if demanded by the Borrower pursuant to Section 2.14, will assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) each such assignment shall be of a uniform, and not a varying, percentage of all rights and obligations under and in respect of all of the Facilities; (ii) the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than $5,000,000 and shall be an integral multiple of $1,000,000 in excess thereof, or shall be an assignment to another Lender or an assignment of all of the assigning Lender's rights and obligations hereunder and under the Notes, (iii) each such assignment shall be to another Lender, an Affiliate of the assigning Lender or to an Eligible Assignee, (iv) each such assignment made as a result of a demand by the Borrower pursuant to Section 2.14 shall be arranged by the Borrower after consultation with the Administrative Agent and shall be either an assignment of all of the rights and obligations of the assigning Lender under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments that together cover all of the rights and obligations of the assigning Lender under this Agreement, (v) no Lender shall be obligated to make any such assignment as a result of a demand by the Borrower pursuant to Section 2.14 unless and until such Lender shall have received one or more payments from either the Borrower or one or more Eligible Assignees in an aggregate amount at least equal to the aggregate outstanding principal amount of the Advances owing to such Lender, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Lender under this Agreement, (vi) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with any Note or Notes subject to such assignment and a processing and recordation fee of $3,000 from the assignee and
(vii) no such assignments shall be permitted without the consent of the Administrative Agent and the Borrower (such consent not to be unreasonably withheld). Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

         (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(f) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, the Collateral Agent, such assigning Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Administrative Agent or the Collateral Agent, as the case may be, by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (c) The Administrative Agent shall maintain at its address referred to in Section 8.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment of, and principal amount of the Advances owing under each Facility to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit C hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrower. Within five Business Days after its receipt of such notice, the Borrower, at its own expense, shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it under a Facility pursuant to such Assignment and Acceptance and, if the assigning Lender has retained a Commitment hereunder under such Facility, a new Note to the order of the assigning Lender in an amount equal to such Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of Exhibit A-1 or A-2, as appropriate.

         (e) Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment, the Advances owing to it and the Note or Notes held by it); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged,
(ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent, the Collateral Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and (v) no participant under any such participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would reduce or postpone any date fixed for payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, in each case to the extent subject to such participation.

         (f) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 8.07, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree pursuant to an agreement substantially in the form of Exhibit I to preserve the confidentiality of any confidential information relating to the Borrower received by it from such Lender.

         (g) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

         SECTION 8.08. Governing Law; Submission to Jurisdiction. (a) This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

         (b) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Subject to the foregoing and to paragraph (c) below, nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement against any other party hereto in the courts of any jurisdiction.

         (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court and the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) The Borrower agrees that service of process may be made on the Borrower by personal service of a copy of the summons and complaint or other legal process in any such suit, action or proceeding, or by registered or certified mail (postage prepaid) to the address of the Borrower specified in
Section 8.02, or by any other method of service provided for under the applicable laws in effect in the State of New York.

         SECTION 8.09. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 8.10. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE DOCUMENTATION AGENT, THE SYNDICATION AGENT AND THE LENDERS IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE LOAN DOCUMENTS, THE ADVANCES OR THE ACTIONS OF THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, THE DOCUMENTATION AGENT, THE

SYNDICATION AGENT OR ANY LENDER IN THE NEGOTIATION,
ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       MARVEL IV HOLDINGS INC.


                                       By /s/ Glenn P. Dickes
                                         ---------------------------------
                                         Name:  Glenn P. Dickes
                                         Title: Vice President and Secretary

                                       CITIBANK, N.A.,
                                         as Administrative Agent and
                                         Collateral Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       NATIONSBANC CAPITAL MARKETS, INC.,
                                         as Documentation Agent


                                       By
                                         ---------------------------------
                                         as Documentation Agent

                                       CREDIT SUISSE,
                                         as Syndication Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

SYNDICATION AGENT OR ANY LENDER IN THE NEGOTIATION,
ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       MARVEL IV HOLDINGS INC.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CITIBANK, N.A.,
                                         as Administrative Agent and
                                         Collateral Agent


                                       By /s/ James Buchanan
                                         ---------------------------------
                                         Name:  James Buchanan
                                         Title:

                                       NATIONSBANC CAPITAL MARKETS, INC.,
                                         as Documentation Agent


                                       By
                                         ---------------------------------
                                         as Documentation Agent

                                       CREDIT SUISSE,
                                         as Syndication Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

SYNDICATION AGENT OR ANY LENDER IN THE NEGOTIATION,
ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       MARVEL IV HOLDINGS INC.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CITIBANK, N.A.,
                                         as Administrative Agent and
                                         Collateral Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       NATIONSBANC CAPITAL MARKETS, INC.,
                                         as Documentation Agent


                                       By /s/ Margaret Flanagan
                                         ---------------------------------
                                         as Documentation Agent

                                       CREDIT SUISSE,
                                         as Syndication Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

SYNDICATION AGENT OR ANY LENDER IN THE NEGOTIATION,
ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                       MARVEL IV HOLDINGS INC.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CITIBANK, N.A.,
                                         as Administrative Agent and
                                         Collateral Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       NATIONSBANC CAPITAL MARKETS, INC.,
                                         as Documentation Agent


                                       By
                                         ---------------------------------
                                         as Documentation Agent

                                       CREDIT SUISSE,
                                         as Syndication Agent


                                       By /s/ Joel Glodowski
                                         ---------------------------------
                                         Name:  Joel Glodowski
                                         Title: Member of Senior Management


                                       By /s/ Chris T. Horgan
                                         ---------------------------------
                                         Name:  Chris T. Horgan
                                         Title: Associate

                                       BANK OF AMERICA ILLINOIS,
                                         as Managing Agent


                                       By /s/ L. Dustin Vincent, III
                                         ---------------------------------
                                         Name:  L. Dustin Vincent, III
                                         Title: Managing Director

                                       ING (U.S.) CAPITAL CORPORATION,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       SALOMON BROTHERS HOLDING COMPANY
                                         INC, as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE BANK OF NEW YORK,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FUJI BANK, LIMITED,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       BANK OF AMERICA ILLINOIS,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       ING (U.S.) CAPITAL CORPORATION,
                                         as Managing Agent


                                       By /s/ Kunduck Moon
                                         ---------------------------------
                                         Name:  Kunduck Moon
                                         Title: Managing Director

                                       SALOMON BROTHERS HOLDING COMPANY
                                         INC, as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE BANK OF NEW YORK,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FUJI BANK, LIMITED,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       BANK OF AMERICA ILLINOIS,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       ING (U.S.) CAPITAL CORPORATION,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       SALOMON BROTHERS HOLDING COMPANY
                                         INC, as Managing Agent


                                       By  /s/
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE BANK OF NEW YORK,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FUJI BANK, LIMITED,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       BANK OF AMERICA ILLINOIS,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       ING (U.S.) CAPITAL CORPORATION,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       SALOMON BROTHERS HOLDING COMPANY
                                         INC, as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE BANK OF NEW YORK,
                                         as Managing Agent


                                       By /s/ Catherine G. Goff
                                         ---------------------------------
                                         Name:  Catherine G. Goff
                                         Title: ASP

                                       THE FUJI BANK, LIMITED,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       BANK OF AMERICA ILLINOIS,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       ING (U.S.) CAPITAL CORPORATION,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       SALOMON BROTHERS HOLDING COMPANY
                                         INC, as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE BANK OF NEW YORK,
                                         as Managing Agent


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FUJI BANK, LIMITED,
                                         as Managing Agent


                                       By /s/ Teiji Teramoto
                                         ---------------------------------
                                         Name:  Teiji Teramoto
                                         Title: Vice President & Manager

                                       FINANCIAL INSTITUTIONS
                                       ----------------------

                                       BANK OF AMERICA ILLINOIS


                                       By /s/ L. Dustin Vincent, III
                                         ---------------------------------
                                         Name:  L. Dustin Vincent, III
                                         Title: Managing Director

                                       CITIBANK, N.A.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CREDIT SUISSE


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       ING (U.S.) CAPITAL CORPORATION


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       FINANCIAL INSTITUTIONS
                                       ----------------------

                                       BANK OF AMERICA ILLINOIS


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CITIBANK, N.A.


                                       By /s/ James Buchanan
                                         ---------------------------------
                                         Name:  James Buchanan
                                         Title: Attorney-In-Fact

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CREDIT SUISSE


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       ING (U.S.) CAPITAL CORPORATION


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       FINANCIAL INSTITUTIONS
                                       ----------------------

                                       BANK OF AMERICA ILLINOIS


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CITIBANK, N.A.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By /s/ W. Michael George
                                         ---------------------------------
                                         Name:  W. Michael George
                                         Title: Vice President

                                       CREDIT SUISSE


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       ING (U.S.) CAPITAL CORPORATION


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       FINANCIAL INSTITUTIONS
                                       ----------------------

                                       BANK OF AMERICA ILLINOIS


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CITIBANK, N.A.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CREDIT SUISSE


                                       By /s/ Joel Glodowski
                                         ---------------------------------
                                         Name:  Joel Glodowski
                                         Title: Member of Senior Management


                                       By /s/ Chris T. Horgan
                                         ---------------------------------
                                         Name:  Chris T. Horgan
                                         Title: Associate

                                       ING (U.S.) CAPITAL CORPORATION


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       FINANCIAL INSTITUTIONS
                                       ----------------------

                                       BANK OF AMERICA ILLINOIS


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CITIBANK, N.A.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CREDIT LYONNAIS NEW YORK BRANCH


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       CREDIT SUISSE


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       ING (U.S.) CAPITAL CORPORATION


                                       By /s/ Kunduck Moon
                                         ---------------------------------
                                         Name:  Kunduck Moon
                                         Title: Managing Director

                                       NATIONSBANK, N.A.


                                       By /s/ Margaret Flanagan
                                         ---------------------------------
                                         Name: Margaret Flanagan
                                         Title: Associate

                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       SALOMON BROTHERS HOLDING
                                         COMPANY INC


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       THE BANK OF NEW YORK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE CHASE MANHATTAN BANK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       NATIONSBANK, N.A.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By /s/ Howard Tiffen
                                         ---------------------------------
                                         Name:  Howard Tiffen
                                         Title: Senior Vice President

                                       SALOMON BROTHERS HOLDING
                                         COMPANY INC


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       THE BANK OF NEW YORK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE CHASE MANHATTAN BANK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       NATIONSBANK, N.A.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       SALOMON BROTHERS HOLDING
                                         COMPANY INC


                                       By /s/ ???????
                                         ---------------------------------
                                         Name:
                                         Title:


                                       THE BANK OF NEW YORK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE CHASE MANHATTAN BANK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       NATIONSBANK, N.A.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       SALOMON BROTHERS HOLDING
                                         COMPANY INC


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       THE BANK OF NEW YORK


                                       By /s/ Catherine G. Goff
                                         ---------------------------------
                                         Name:  Catherine G. Goff
                                         Title: ASP

                                       THE CHASE MANHATTAN BANK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       NATIONSBANK, N.A.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       SALOMON BROTHERS HOLDING
                                         COMPANY INC


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       THE BANK OF NEW YORK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE CHASE MANHATTAN BANK


                                       By /s/ Neil R. Boylan
                                         ---------------------------------
                                         Name:  Neil R. Boylan
                                         Title: Vice President

                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       NATIONSBANK, N.A.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       PILGRIM AMERICA PRIME RATE TRUST


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       SALOMON BROTHERS HOLDING
                                         COMPANY INC


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:


                                       THE BANK OF NEW YORK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE CHASE MANHATTAN BANK


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By /s/ Richard D. Hill Jr.
                                         ---------------------------------
                                         Name:  Richard D. Hill Jr.
                                         Title: Director

                                       THE FUJI BANK, LIMITED


                                       By /s/ Masanobu Kobayashi
                                         ---------------------------------
                                         Name:  Masanobu Kobayashi
                                         Title: Vice President & Manager

                                       THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD.


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE FUJI BANK, LIMITED


                                       By
                                         ---------------------------------
                                         Name:
                                         Title:

                                       THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD.


                                       By /s/ Paul B. Clifford
                                         ---------------------------------
                                         Name:  Paul B. Clifford
                                         Title: Deputy General Manager

                                                        [TERM CREDIT AGREEMENT]



                                   SCHEDULE I

              ADVANCES, COMMITMENTS AND APPLICABLE LENDING OFFICES

                              TRANCHE A                TRANCHE B
     NAME OF BANK          TERM COMMITMENT          TERM COMMITMENT          APPLICABLE LENDING OFFICE
     ------------          ---------------          ---------------          -------------------------
    CITIBANK, N.A.           $25,500,000              $4,250,000             DOMESTIC:
                                                                             --------
                                                                             399 PARK AVENUE
                                                                             NEW YORK, NEW YORK 10043
                                                                             ATTENTION: ED VOWINKEL
                                                                             TEL: NO. 718-248-4523
                                                                             FAX NO.: 718-248-4844
                                                                             ABA NO.: 021000089
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 3685-2248
                                                                             ACCOUNT NAME: MEDIUM TERM FIN.
                                                                             ATTENTION: ED VOWINKEL
                                                                             REFERENCE: MARVEL IV HOLDINGS


                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME

THE BANK OF NEW YORK         $25,500,000              $4,250,000             DOMESTIC:
                                                                             --------
                                                                             ONE WALL STREET
                                                                             NEW YORK, NY 10286
                                                                             ATTENTION: ZORAIDA DOUGHERTY
                                                                             TEL. NO.: 212-635-8730
                                                                             FAX NO.: 212-635-8679/34
                                                                             ABA NO.: 021000018
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: GLA/ 111556
                                                                             ACCOUNT NAME: COMMERCIAL LOAN DEPT.
                                                                             ATTENTION: ZORAIDA DOUGHERTY
                                                                             REFERENCE: MARVEL IV HOLDINGS

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME

                                                  2

                              TRANCHE A                TRANCHE B
     NAME OF BANK          TERM COMMITMENT          TERM COMMITMENT          APPLICABLE LENDING OFFICE
     ------------          ---------------          ---------------          -------------------------

BANK OF AMERICA ILLINOIS     $25,500,000              $4,250,000             DOMESTIC:
                                                                             --------
                                                                             231 SOUTH LASALLE
                                                                             CHICAGO, IL 60697
                                                                             ATTENTION: LILY REYES
                                                                             TEL. NO.: 312-828-3873
                                                                             FAX NO.: 312-974-9626
                                                                             ABA NO.: 071-000-039
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 47-03421
                                                                             ATTENTION: ACCOUNT
                                                                                     ADMINISTRATION-L.REYES
                                                                             REFERENCE: MARVEL IV HOLDINGS

                                                                             EURDOLLAR:
                                                                             ---------
                                                                             SAME


THE CHASE MANHATTAN BANK     $25,500,000              $4,250,000             DOMESTIC:
                                                                             --------
                                                                             2 CHASE MANHATTAN PLAZA
                                                                             NEW YORK, N.Y. 10081
                                                                             ATTENTION: ROCKY CHAN
                                                                             TEL. NO.: 212-552-2920
                                                                             FAX NO.: 212-552-7325
                                                                             ABA NO.: 021-0000-21
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 900-9-0000-36
                                                                             ACCOUNT NAME: COMMERCIAL LOAN DEPT.
                                                                             ATTENTION: ROCKY CHAN
                                                                             REFERENCE: MAFCO HOLDING

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME


                                                  3

                              TRANCHE A                TRANCHE B
     NAME OF BANK          TERM COMMITMENT          TERM COMMITMENT          APPLICABLE LENDING OFFICE
     ------------          ---------------          ---------------          -------------------------

CREDIT LYONNAIS NEW YORK     $15,000,000              $2,500,000             DOMESTIC:
        BRANCH                                                               --------
                                                                             1301 AVENUE OF THE AMERICAS
                                                                             NEW YORK, NY 10019
                                                                             ATTENTION: LUCIE MERCADO
                                                                             TEL. NO.: 212-261-7271
                                                                             FAX NO.: 212-261-3401
                                                                             ABA NO.: 026008073
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 01-008820-001-00
                                                                             ACCOUNT NAME: LOAN SERVICING
                                                                             ATTENTION: LUCY MERCADO
                                                                             REFERENCE: MAFCO

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME

    CREDIT SUISSE            $25,500,000              $4,250,000             DOMESTIC:
                                                                             --------
                                                                             12 EAST 49TH STREET
                                                                             NEW YORK, NY 10017
                                                                             ATTENTION: ED SIDDONS
                                                                             TEL. NO.: 212-238-5407
                                                                             FAX NO.: 212-238-5439
                                                                             ABA NO.: 026009179
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 904996-02
                                                                             ACCOUNT NAME: LOAN DEPT.
                                                                             ATTENTION: ED SIDDONS
                                                                             REFERENCE: MARVEL IV HOLDINGS

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME


                                                  4

                              TRANCHE A                TRANCHE B
     NAME OF BANK          TERM COMMITMENT          TERM COMMITMENT          APPLICABLE LENDING OFFICE
     ------------          ---------------          ---------------          -------------------------

THE FIRST NATIONAL BANK      $25,500,000              $4,250,000             DOMESTIC:
     OF BOSTON                                                               --------
                                                                             100 RUSTCRAFT ROAD
                                                                             DEDHAM, MA 02026
                                                                             ATTENTION: ANGELA MOORE
                                                                             TEL. NO.: 617-467-2292
                                                                             FAX NO.: 617-467-2276
                                                                             ABA NO.: 01000390
                                                                             ACCOUNT NO.: 0411214
                                                                             VIA FED TRANSFER
                                                                             ATTENTION: ANGELA MOORE
                                                                             REFERENCE: MARVEL IV HOLDINGS

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME


THE FUJI BANK, LIMITED       $25,500,000              $4,250,000             DOMESTIC:
                                                                             --------
                                                                             2 WORLD TRADE CENTER
                                                                             NEW YORK, NY 10048
                                                                             ATTENTION: GEMMA DIZON
                                                                             TEL. NO.: 212-898-2069
                                                                             FAX NO.: 212-488-8216
                                                                             ABA NO.: 026009700
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 515011U3
                                                                             ACCOUNT NAME: USCF III
                                                                             ATTENTION: GEMMA DIZON
                                                                             REFERENCE: MAFCO HOLDINGS

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME


                                                  5

                              TRANCHE A                TRANCHE B
     NAME OF BANK          TERM COMMITMENT          TERM COMMITMENT          APPLICABLE LENDING OFFICE
     ------------          ---------------          ---------------          -------------------------

THE LONG-TERM CREDIT BANK    $15,000,000              $2,500,000             DOMESTIC:
      OF JAPAN, LTD.                                                         --------
                                                                             444 SOUTH FLOWER STREET
                                                                             LOS ANGELES, CA 90071
                                                                             ATTENTION: KEN NAKAGAWA
                                                                             TEL. NO.: 213-689-6244
                                                                             FAX NO.: 213-626-1067
                                                                             ABA NO.: 122000218
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 220234834
                                                                             ACCOUNT NAME: LONG-TERM CREDIT BANK
                                                                             OF JAPAN
                                                                             ATTENTION: KEN NAKAGAWA
                                                                             REFERENCE: MAFCO HOLDINGS INC.

                                                                             EURDOLLAR:
                                                                             ----------
                                                                             SAME

   NATIONSBANK, N.A.         $25,500,000              $4,250,000             DOMESTIC:
                                                                             --------
                                                                             101 NO. TRYON STREET
                                                                             CHARLOTTE, NC 28255
                                                                             ATTENTION: CHARLIE FRANKLIN
                                                                             TEL. NO.: 704-386-4199
                                                                             FAX NO.: 704-386-8694
                                                                             ABA NO.: 053000196
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 13662122506
                                                                             ACCOUNT NAME: CORPORATE CREDIT
                                                                             SERVICES SUPPORT
                                                                             ATTENTION: CHARLIE FRANKLIN
                                                                             REFERENCE: MARVEL IV HOLDINGS

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME


                                                  6

                              TRANCHE A                TRANCHE B
     NAME OF BANK          TERM COMMITMENT          TERM COMMITMENT          APPLICABLE LENDING OFFICE
     ------------          ---------------          ---------------          -------------------------

  ING (U.S.) CAPITAL         $25,500,000              $4,250,000             DOMESTIC:
     CORPORATION                                                             --------
                                                                             135 EAST 57TH STREET
                                                                             NEW YORK, NY 10022
                                                                             ATTENTION: KUNDUCK MOON
                                                                             TEL. NO.: (212) 446-0911
                                                                             FAX NO.: (212) 593-3362
                                                                             ABA NO.: 021000238
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 60007116
                                                                             ACCOUNT NAME: INTERNATIONALE
                                                                             NEDERLANDEN (U.S.) CAPITAL
                                                                             CORPORATION
                                                                             REFERENCE: MARVEL IV HOLDINGS

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME

PILGRIM AMERICA PRIME RATE   $15,000,000              $2,500,000             DOMESTIC:
         TRUST                                                               --------
                                                                             40 N. CENTRAL AVE.
                                                                             SUITE 1200
                                                                             PHOENIX, AZ   85004
                                                                             ATTENTION:
                                                                             TEL. NO.: (602) 417-8259
                                                                             FAX. NO.: (602) 417-8327
                                                                             ABA NO.: 011000028
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 37926342
                                                                             ACCOUNT NAME: PL1F - PILGRIM PRIME
                                                                             RATE TRUST
                                                                             REFERENCE:  MAFCO HOLDINGS

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME

SALOMON BROTHERS HOLDING     $25,500,000              $4,250,000             DOMESTIC:
     COMPANY INC                                                             --------
                                                                             8800 HIDDEN RIVER PARKWAY
                                                                             TAMPA, FL  33637
                                                                             ATTENTION: ROBIN KIDD
                                                                             TEL. NO.: (813) 558-7575
                                                                             FAX. NO.: (813) 558-4142
                                                                             ABA NO.: 0710000013
                                                                             VIA FED TRANSFER
                                                                             ACCOUNT NO.: 5143322
                                                                             ACCOUNT NAME:
                                                                             REFERENCE:

                                                                             EURODOLLAR:
                                                                             ----------
                                                                             SAME

                             TERM CREDIT AGREEMENT


                                  SCHEDULE II
                                  -----------

                                   BORROWER


MARVEL IV HOLDINGS INC.

      Jurisdiction of Incorporation:  Delaware
      Authorized Capital Stock:  1,000 shares of Common Stock
      Shares Outstanding:  1,000 shares of Common Stock
      Percentage Owned:  99.5% by Marvel V Holdings Inc.
      Options, Warrants and Similar Rights:  None

                             TERM CREDIT AGREEMENT


                                  SCHEDULE III
                                  ------------

                                      DEBT



                                      NONE

                             TERM CREDIT AGREEMENT


                                  SCHEDULE IV
                                  -----------

                                  INVESTMENTS




                                                                    INVESTMENT
PERSON                      ISSUER                       TYPE       AMOUNT
------                      ------                       ----       ----------
Marvel IV Holdings Inc.     Marvel III Holdings Inc.     Common     100%
                                                         Stock

                            Investment in Marvel Entertainment Group, Inc. ("Marvel") in respect of Marvel's reimbursement obligations relating to a Letter of Credit (as defined in the Revolving Credit Agreement) in a face amount of $4,000,000 to be issued under the Existing Agreement or the Revolving Credit Agreement in favor of the landlord of a building located in Las Vegas, Nevada leased to a joint venture between a subsidiary of Marvel and Ebco Management, Inc.

                             TERM CREDIT AGREEMENT




                                   SCHEDULE V
                                   ----------


                                     LIENS


                                      NONE

                                  SCHEDULE VI

                           Defeased Debt Calculations

         The Defeased Debt Amount for each Designated Person listed below for any date of determination shall be calculated as follows for each such Designated Person:


Coleman
Guarantor:         The Defeased Debt Amount for Coleman Guarantor shall be an amount equal to the sum of:

                        (i) the lesser of (x) the amount, if on such date of
                   determination Coleman Holdings is permitted to optionally redeem, pursuant to the terms of the Coleman Holdings Indenture, the Debt outstanding thereunder, that Coleman Holdings would be required to pay to redeem such Debt and
                   (y) the greater of (A) the "repurchase price" (assuming a repurchase date 105 days after the date of determination) of the aggregate amount of all Debt outstanding under the Coleman Holdings Indenture as of the repurchase date plus accrued and unpaid interest thereon through the repurchase date, as determined pursuant to Section 4.08(a) of the Coleman Holdings Indenture and (B) the aggregate amount required as of the date of determination to be deposited with the Trustee (as defined in the Coleman Holdings Indenture) to effect the "legal defeasance option" or the "covenant defeasance option" under the Coleman Holdings Indenture (assuming a redemption date of July 15, 1996), as provided for in Sections 8.02(1) and 8.02(2) of the Coleman Holdings Indenture and Section 5 of Exhibit B to the Coleman Holdings Indenture, plus

                        (ii) the "Redemption Price" as defined in Section 5 of
                   Exhibit A to the Coleman Worldwide Indenture (assuming a redemption date of May 27, 1998) of the aggregate amount of all Debt outstanding under the Coleman Worldwide Indenture as of the redemption date.

New World
Guarantor:         The Defeased Debt Amount for New World Guarantor shall be an amount equal to the lesser of (x) the amount, if on such date of determination NWCG Holdings is permitted to optionally redeem, pursuant to the terms of the NWCG
                   Holdings Indenture, the Debt outstanding thereunder, that NWCG Holdings would be required to pay to redeem such Debt and (y) the greater of (A) the "repurchase price" (assuming a repurchase date 105 days after the date of determination) of the aggregate amount of all Debt outstanding under the NWCG

                   Holdings Indenture as of the repurchase date, as determined pursuant to Section 4.07(a) of the NWCG Holdings Indenture and (B) the aggregate amount required as of the date of determination to be deposited with the Trustee (as defined in the NWCG Holdings Indenture) to effect the "legal defeasance option" or the "covenant defeasance option" under the NWCG Holdings Indenture (assuming a maturity date of June 15, 1999), as provided for in Sections 8.02(1) and 8.02(2) of the NWCG Holdings Indenture.

Revlon Guarantor:  The Defeased Debt Amount for the Revlon Guarantor shall be an amount equal to the lesser of (x) the amount, if on such date of determination Revlon Worldwide is permitted to optionally redeem, pursuant to the terms of the Revlon Worldwide Indenture, the Debt outstanding thereunder, that Revlon Worldwide would be required to pay to redeem such Debt and (y)the greater of (A) the "purchase price" (assuming a repurchase date 105 days after the date of determination) of the aggregate amount of all Debt outstanding under the Revlon Worldwide Indenture as of the date of purchase plus accrued and unpaid interest thereon through the date of purchase, as determined pursuant to
                   Section 4.09(a) of the Revlon Worldwide Indenture and (B) the "redemption price" (assuming a redemption date 60 days after the date of determination) for a "Change of Control" (as defined in the Revlon Worldwide Indenture) of the aggregate amount of all Debt outstanding under the Revlon Worldwide Indenture as of the redemption date, as determined pursuant to Section 5 of Exhibit B to the Revlon Worldwide Indenture.


              As used in this Schedule VI, the following terms shall have the following meanings:

         "Coleman Worldwide Indenture" means the Indenture, dated as of May 27, 1993, made by Coleman Worldwide in favor of Continental Bank, National Association as trustee pursuant to which Coleman Worldwide issued its Liquid Yield Option(TM) Notes due 2013.

         "Coleman Holdings Indenture" means the Indenture, dated as of July 15, 1993 made by Coleman Holdings in favor of Continental Bank, National Association as trustee pursuant to which Coleman Holdings issued its Senior Secured Discount Notes due 1998 and its Series B Senior Secured Discount Notes due 1998.

         "NWCG Holdings Indenture" means the Indenture, dated as of June 30, 1994 made by NWCG Holdings in favor of Nationsbank of Georgia, National Association as trustee pursuant to which NWCG Holdings issued its Senior Secured Discount Notes due 1999 and will issue its Series B Senior Secured Discount Notes due 1999.

         "Revlon Worldwide Indenture" means the Indenture, dated as of March 15, 1993, made by Revlon Worldwide Corporation ("Revlon Worldwide") in favor of The First National Bank of Boston as trustee pursuant to which Revlon Worldwide issued its Senior Secured Discount Notes due 1998 and will issue its Series B Senior Secured Discount Notes due 1998.

                                  Schedule VII

                         List of Debt for Definition of
                               Net Cash Proceeds



1.    MacAndrews & Forbes Holdings Inc.

      13% Subordinated Debentures due March 1, 1999 pursuant to the Indenture dated as of March 1, 1984 between MacAndrews & Forbes Holdings Inc. and the United States Trust Company of New York, as trustee.

2.    Andrews Group Incorporated

      10% Senior Subordinated Debentures due 1999 pursuant to the Indenture dated as of June 4, 1990 between Andrews Group Incorporated and First Trust of California, National Association, as trustee (as successor trustee to Security Pacific National Trust Company (New York)).

3.    Four Star Holdings Corp.

      Senior Notes due June 7, 1999 issued by Four Star Holdings Corp. to former shareholders (Lawrence L. Kuppin, Robert C. Rehme and Harry Evans Sloan) in the aggregate principal amount of $46,154,500.

4.    MacAndrews & Forbes Group Inc.

      155/8% Senior Subordinated Notes due 1997 pursuant to the Indenture dated October 22, 1982 between MacAndrews & Forbes Group Inc. and Security Pacific National Bank, as trustee.

5.    Revlon Group Incorporated

      Redemption of Series B Cumulative Redeemable Exchangeable Preferred Stock of Revlon Group Incorporated.

                                                               EXHIBIT A-1
                                                               TO THE TERM
                                                               CREDIT AGREEMENT



                          FORM OF TRANCHE A TERM NOTE


$____________                                        Dated:  December __, 1996


         FOR VALUE RECEIVED, the undersigned, MARVEL IV HOLDINGS INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ___________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Term Credit Agreement referred to below) the aggregate principal amount of the Tranche A Term Advances (as defined below) owing to the Lender by the Borrower pursuant to the Term Credit Agreement (as defined below) on the dates and in the amounts specified in the Term Credit Agreement, but in no event later than June 30, 1997.

         The Borrower promises to pay interest on the unpaid principal amount of each Tranche A Term Advance from the date of each Tranche A Term Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Term Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, at its offices at 399 Park Avenue, New York, New York 10043, Account No. 3685-2248, in same day funds. Each Tranche A Term Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

         This Promissory Note is one of the Tranche A Term Notes referred to in, and is entitled to the benefits of, the Term Credit Agreement dated as of December 16, 1996 (such agreement, as it may hereafter be amended or modified, being the "Term Credit Agreement") among the Borrower, the Lender, certain other lenders parties thereto, the initial issuing bank thereunder, Citibank, N.A., as Administrative Agent, NationsBanc Capital Markets, Inc., as Documentation Agent, Credit Suisse, as Syndication Agent, Citibank, N.A., as Collateral Agent and the managing agents party thereto. The Term Credit Agreement, among other things, (i) provides for the making of Tranche A term advances (the "Tranche A Term Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Tranche A Term Advances being evidenced by this Promissory Note, and
(ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       MARVEL IV HOLDINGS INC.


                                       By:
                                          --------------------------------
                                          Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL

-------------------------------------------------------------------------------
                           Amount of
            Amount of      Principal Paid      Unpaid Principal      Notation
  Date       Advance       or Prepaid              Balance           Made by
-------------------------------------------------------------------------------

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

                                                             EXHIBIT A-2 TO THE
                                                             TERM CREDIT
                                                             AGREEMENT


                          FORM OF TRANCHE B TERM NOTE


$____________                                         Dated:  December__, 1996


         FOR VALUE RECEIVED, the undersigned, MARVEL IV HOLDINGS INC., a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of ___________ (the "Lender") for the account of its Applicable Lending Office (as defined in the Term Credit Agreement referred to below) the aggregate principal amount of the Tranche B Term Advances (as defined below) owing to the Lender by the Borrower pursuant to the Term Credit Agreement (as defined below) on the dates and in the amounts specified in the Term Credit Agreement, but in no event later than June 30, 1997.

         The Borrower promises to pay interest on the unpaid principal amount of each Tranche B Term Advance from the date of each Tranche B Term Advance until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Term Credit Agreement.

         Both principal and interest are payable in lawful money of the United States of America to Citibank, N.A., as Agent, at its offices at 399 Park Avenue, New York, New York 10043, Account No. 3685-2248, in same day funds. Each Tranche B Term Advance owing to the Lender by the Borrower and the maturity thereof, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Promissory Note.

         This Promissory Note is one of the Tranche B Term Notes referred to in, and is entitled to the benefits of, the Term Credit Agreement dated as of December 16, 1996 (such agreement, as it may hereafter be amended or modified, being the "Term Credit Agreement") among the Borrower, the Lender, certain other lenders parties thereto, the initial issuing bank thereunder, Citibank, N.A., as Administrative Agent, Credit Suisse, as Documentation Agent, NationsBanc Capital Markets, Inc., as Syndication Agent, Citibank, N.A., as Collateral Agent and the managing agents party thereto. The Term Credit Agreement, among other things, (i) provides for the making of Tranche B term credit advances (the "Tranche B Term Advances") by the Lender to the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned, the indebtedness of the Borrower resulting from such Tranche B Term Advances being evidenced by this Promissory Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

         This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of New York.

                                       MARVEL IV HOLDINGS INC.


                                       By:
                                          --------------------------------
                                          Title:

                       ADVANCES AND PAYMENTS OF PRINCIPAL



-------------------------------------------------------------------------------
                           Amount of
            Amount of      Principal Paid      Unpaid Principal      Notation
  Date       Advance       or Prepaid              Balance           Made by
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

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

                                                              EXHIBIT B
                                                              TO THE TERM
                                                              CREDIT AGREEMENT


                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE


                                                         Dated _________, 199_


         Reference is made to the Term Credit Agreement dated as of December __, 1996 (as amended or otherwise modified from time to time, the "Term Credit Agreement") among Marvel IV Holdings Inc., a Delaware corporation (the "Borrower"), the Lender Parties (as defined in the Term Credit Agreement), Citibank, N.A., as Administrative Agent (the "Administrative Agent"), Credit Suisse, as Documentation Agent, NationsBanc Capital Markets, Inc., as Syndication Agent, Citibank, N.A., as Collateral Agent and the managing agents party thereto. Terms defined in the Term Credit Agreement are used herein with the same meaning.

         ____________ (the "Assignor") and ___________ (the "Assignee") agree as follows:

         1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Term Credit Agreement as of the date hereof equal to the percentage interest specified on Annex 1 of all outstanding rights and obligations under the Facility or Facilities specified on Annex 1. After giving effect to such sale and assignment, the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth in Annex 1.

         2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes held by the Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitment retained by the Assignor under the Term Credit Agreement, respectively, as specified on Annex 1.

         3. The Assignee (i) confirms that it has received a copy of the Term Credit Agreement, together with copies of the financial statements referred to in Section 4.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Term Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Term Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Term Credit Agreement are required to be performed by it as a Lender; [and] (vi) specifies as its Lending Office (and address for notices) the office set forth beneath its name on the signature pages hereof [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Term Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty].1

         4. Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date of acceptance thereof by the Administrative Agent, unless otherwise specified on Annex 1 hereto (the "Effective Date").

         5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Term Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and

--------

1 Include clause (vii) if the Assignee is organized under the laws of a jurisdiction outside the United States.

Acceptance, relinquish its rights and be released from its obligations under the Term Credit Agreement.

         6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Term Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Term Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

         7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

         8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Annex 1 to this Assignment and Acceptance by telecopier shall be as effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

         IN WITNESS WHEREOF, the parties hereto have caused Annex 1 to this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on Annex 1 hereto.

                                    Annex 1
                                       to
                           Assignment and Acceptance
                                 Dated __, 199_


As to each Facility in respect of which an interest is being assigned.

         Percentage Interest assigned:                           _________%

         Assignee's Tranche A Term Commitment:                  $_________

         Aggregate outstanding principal
            amount of Tranche A Term Advances assigned:         $_________

         Principal amount of Tranche A Term
            Note payable to Assignee:                           $_________

         Principal amount of Tranche A Term
            Note payable to Assignor:                           $_________

         Assignee's Tranche B Term Commitment:                   _________%

         Aggregate outstanding principal amount of
           Tranche B Term Advances assigned:                    $_________

         Principal amount of Tranche B
         Note payable to Assignee:                              $_________

         Principal amount of Tranche B Term
           Note payable to Assignor:                            $_________

         Effective Date**:                            ______________, 199_

                                            [NAME OF ASSIGNOR, as Assignor]

                                            By:
                                               --------------------------------
                                               Title:

                                            [NAME OF ASSIGNOR, as Assignor]

                                            By:
                                               --------------------------------
                                               Title:

                                            Lending Office
                                            (and address for notices):
                                                   [Address]
------------------------
** This date should be no earlier than the date of acceptance by the Administrative Agent.

Accepted this ___ day of _________________,
199_

CITIBANK, N.A.,
  as Administrative Agent



By:
   -----------------------------------------
   Title:

                                                               EXHIBIT C
                                                               TO THE TERM
                                                               CREDIT AGREEMENT


                                    FORM OF
                              NOTICE OF BORROWING


Citibank, N.A.
as Administrative Agent for the Lenders parties
to the Term Credit Agreement                                             [Date]
referred to below
399 Park Avenue
New York, New York  10043

Attention:  _____________

Ladies and Gentlemen:

            The undersigned, Marvel IV Holdings Inc., refers to the Term
Credit Agreement dated as of December 16, 1996 (as amended or otherwise modified from time to time, the "Term Credit Agreement"; the terms defined therein being used herein as therein defined), among the undersigned, certain Lender Parties parties thereto, Citibank, N.A., as Administrative Agent, Credit Suisse, as Documentation Agent, NationsBanc Capital Markets, Inc., as Syndication Agent, Citibank, N.A., as Collateral Agent and the managing agents party thereto and hereby gives you notice, irrevocably, pursuant to Section
2.02 of the Term Credit Agreement that the undersigned hereby requests a Borrowing under the Term Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Term Credit Agreement:

            (i) The Business Day of the Proposed Borrowing is ____________, [199_].
           (ii) The Facility under which the Proposed Borrowing is to be made is the [Tranche A] [Tranche B] Term Facility.
          (iii) The Type of Advances comprising the Proposed Borrowing is [Base Rate Advances] [Eurodollar Rate Advances].
           (iv)  The aggregate amount of the Proposed Borrowing is $__________.
            (v) The initial Interest Period for each Eurodollar Rate Advance made as part of the Proposed Borrowing is _____ month[s].]

            The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed
Borrowing:

              (A) the representations and warranties contained in the Loan Documents are correct in all material respects on and as of the date of such Proposed Borrowing, before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true, correct and complete in all material respects on and as of such earlier date; and

              (B) no Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom.

                                            Very truly yours,

                                            MARVEL IV HOLDINGS INC.


                                            By:
                                               --------------------------------
                                               Title:

                                                                EXHIBIT I
                                                                TO THE TERM
                                                                CREDIT AGREEMENT


                         FORM OF CONFIDENTIALITY LETTER

                               [BANK LETTERHEAD]


                                                                         [Date]

Citibank, N.A.
  as Administrative Agent
399 Park Avenue
New York, NY 10043

[Name and address of Bank
   selling a participation or
   making an assignment under
   the Term Credit Agreement
   referred to below]

Dear Sirs:

         We understand that Citibank, N.A. ("Citibank") is acting as Administrative Agent under the Term Credit Agreement dated as of December 16, 1996 (as amended or otherwise modified from time to time, the "Term Credit Agreement"; terms used herein and not otherwise defined are used as defined therein) among Marvel IV Holdings Inc. (the "Borrower"), Citibank, as Administrative Agent, the banks and financial institutions and other institutional lenders party thereto (the "Lender Parties"), Credit Suisse, as Documentation Agent, NationsBanc Capital Markets, Inc., as Syndication Agent, Citibank, as Collateral Agent and the managing agents party thereto. In connection with our evaluation of a proposed purchase of a participation in, or acceptance of an assignment of, a portion of the Advances and Commitments, Citibank and/or a Lender or an affiliate of Citibank or a Lender have furnished, and will furnish, us with a copy of the Term Credit Agreement and non-public information concerning the Borrower and the Bank (all such non-public information, whether furnished before or after the date of this letter, and including, without limitation, the financial model referred to below, collectively the "Transaction Information").

         We agree to keep confidential (and to cause our officers, directors, employees, agents and representatives to keep confidential) all Transaction Information and, in the event we do not participate or accept an assignment under the Term Credit Agreement, at Citibank's, such Lender's or the Borrower's request, to return (and to cause such other person to return) to Citibank, such Lender or the Borrower, as the case may be, all written Transaction Information and all copies thereof, extracts therefrom and analyses and other materials based thereon, except that we shall be permitted to disclose details of the Transaction Information (i) to such of our officers, directors, employees, agents and representatives (which agents and representatives shall not include any financial institutions) and legal or other advisors who need to know such information in connection with our evaluation of a possible participation in, or possible acceptance of an assignment of, Advances and Commitment thereunder and who agree to be bound by the restrictions set forth herein; (ii) to the extent required by applicable laws and regulations or by any subpoena or similar legal process (provided that we will promptly notify the Borrower of such requirement as far in advance of its disclosure as is practicable to enable the Borrower to seek a protective order and, to the extent practicable, we will cooperate with the Borrower in seeking any such order), or requested by any governmental agency or authority having jurisdiction over us (provided that we will first inform the Borrower of any such request other than those from bank regulatory authorities or examiners and, in either case, we will inform any such agency or authority that such information is subject to this letter agreement); (iii) to the extent Citibank and the Borrower shall have consented to such disclosure in writing; and (iv) to the extent that a public announcement or dissemination of such Transaction Information shall have been made other than as a result of a breach of this Confidentiality Letter.

         We further agree that we will use the Transaction Information only in connection with our evaluation of becoming a possible participant or Eligible Assignee under the Term Credit Agreement.

         The undertakings contained herein are for your benefit and the benefit of the Borrower.

         Upon its receipt of this confidentiality letter signed by us, we understand that Citibank or a Lender may forward to us a financial model for the periods through 1999 pertaining to the Borrower and the Bank. Such information will subsequently form part of the Transaction Information for all purposes hereunder.

         We understand that the financial model was prepared in good faith by Mafco's management based on assumptions believed to be reasonable when made. However, because assumptions as to future results are inherently subject to uncertainty and contingencies beyond Mafco's control, actual results of the Borrower and the Bank may be higher or lower.

                                            [Name of Lender]


                                            By:
                                               -------------------------------
                                               Title: